UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2020

Viad Corp

(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 North Central Avenue, Suite 1900, Phoenix, Arizona	85004-4565
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 207-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Par Value	VVI	New York Stock Exchange
Preferred Stock Purchase Rights	—	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement

Investment Agreement

On August 5, 2020, Viad Corp, a Delaware corporation (the “Company”), entered into an Investment Agreement (the “Investment Agreement”) with Crestview IV VC TE Holdings, LLC, a Delaware limited liability company (“Crestview VC TE”), Crestview IV VC Holdings, L.P., a Delaware limited partnership (“Crestview VC Holdings”), and Crestview IV VC CI Holdings, L.P., a Delaware limited partnership (“Crestview VC CI” and, together with Crestview VC TE and Crestview VC Holdings, the “Crestview Parties” and each, a “Crestview Party”). Pursuant to the Investment Agreement, on August 5, 2020 (the “First Closing Date”), the Company issued and sold to the Crestview Parties an aggregate of 135,000 shares (the “First Closing Shares”) of a newly created series of the Company’s preferred stock, par value $0.01 per share, designated as “5.5% Series A Convertible Preferred Stock” (the “Preferred Stock”), having the terms set forth in the Certificate of Designations (the “Certificate of Designations”), at a purchase price of $1,000 per share, for an aggregate purchase price of $135 million.

Subsequent Closings

Pursuant to the Investment Agreement, for 12 months following the First Closing Date, the Company has the option to require the Crestview Parties to purchase, in the aggregate, in one or more additional closings, up to $45 million (such additional amount, the “Subsequent Closing Amount”) in additional Preferred Stock (such shares, the “Subsequent Closing Shares” and, together with the First Closing Shares, the “Purchased Shares”) on the same terms and conditions as the First Closing Shares. The obligation of the Crestview Parties to purchase additional Preferred Stock at each such subsequent closing is subject to certain conditions, including (i) no occurrence of a Company Material Adverse Effect (as defined in the Investment Agreement) or a Change of Control (as defined in the Certificate of Designations), (ii) the Company continuing to be Solvent (as defined in the Investment Agreement), (iii) to the extent required under applicable NYSE rules, receipt of the necessary approval from the Company’s stockholders, (iv) certain fundamental representations and warranties being true and correct as of such subsequent closing date and (v) if required by applicable law, approval under Section 41 of the German Act Against Restraints of Competition. Once issued, all Subsequent Closing Shares accrue dividends and have rights as if they were issued on the First Closing Date.

Restrictions on Transfer

For a period of 18 months following the First Closing Date, no Crestview Party may transfer any of the Purchased Shares or common stock of the Company, par value $1.50 per share (the “Common Stock”), issued upon conversion of the Purchased Shares (the “Conversion Shares”) to any person without the prior written consent of the Company, except each Crestview Party may transfer Purchased Shares and Conversion Shares (i) to (a) any affiliate of such Crestview Party, (b) any successor entity of such Crestview Party or (c) any investment fund, vehicle or similar entity of which such Crestview Party, or any affiliate, advisor or manager of such Crestview Party serves as a general partner, manager or advisor or any successor entity to the person described in this subclause (c), (ii) pursuant to an amalgamation, merger, tender or exchange offer, business combination, acquisition of assets or similar transaction involving the Company or any of its affiliates or any transaction resulting in a Change of Control of the Company or (iii) following commencement by the Company or any of its significant subsidiaries of bankruptcy, insolvency or similar proceedings (such clauses (i)-(iii), the “Lock-Up Exceptions”). The restrictions on transfer in the Investment

Agreement do not prohibit liens on Purchased Shares or Conversion Shares, or any exercise of remedies with respect thereto. Subject to certain exceptions, each Crestview Party also agreed that it would not knowingly transfer Purchased Shares or Conversion Shares to (I) certain competitors of the Company or (II) any person who would, upon consummation of such transfer, beneficially own 5% or more of Common Stock on an-as converted basis.

Designation of Preferred Stock

The Preferred Stock ranks senior to the Common Stock with respect to dividends and distributions on liquidation, winding-up and dissolution. Upon a liquidation, dissolution or winding up of the Company, each share of Preferred Stock will be entitled to receive an amount per share equal to the greater of (i) the purchase price paid by the Crestview Parties, plus all accrued and unpaid return (the “Liquidation Preference”) and (ii) the amount that the holder of Preferred Stock (each, a “Holder” and collectively, the “Holders”) would have been entitled to receive at such time if the Preferred Stock were converted into Common Stock (without giving effect to any Ownership Limitation (as defined below)) (the “Value of Converted Shares”).

The Preferred Stock will accrue return on the Liquidation Preference at the rate of 5.5% per annum, which will be accreted into the Liquidation Preference on a quarterly basis or, at the option of the Company, payable in cash. The Holders are also entitled to participate in dividends declared or paid on the Common Stock on an as-converted basis.

Each Holder will have the right, at its option, to convert its Preferred Stock, in whole or in part, into shares of Common Stock at an initial conversion price equal to $21.25 per share. The conversion price is subject to customary anti-dilution adjustments, including in the event of any stock split, stock dividend, recapitalization or similar events. The conversion price is also subject to adjustment for certain dilutive issuances of Common Stock at a price below the then-current market price and repurchases of Common Stock at a price above the then-current market price.

Pursuant to the terms of the Certificate of Designations and the Investment Agreement, as applicable, unless and until approval of the Company’s stockholders is obtained as contemplated by NYSE listing rules (the “Stockholder Approval”), (i) the Crestview Parties may not convert shares of Preferred Stock through either an optional or a mandatory conversion into shares of Common Stock to the extent that such conversion would result in the Crestview Parties, in the aggregate, beneficially owning (without counting any Common Stock transferred to a non-affiliated Holder) in excess of 29.9% of then-outstanding Common Stock (treating shares of Common Stock issuable upon conversion of all of the Preferred Stock as outstanding for this purpose) (such limitation, the “Ownership Limitation”), (ii) the Crestview Parties may not exercise their preemptive rights to the extent Stockholder Approval is required as a result of the Crestview Parties’ status as affiliates of the Company or pursuant to the applicable rules and regulations of the applicable stock exchange, and (iii) the conversion price of the Preferred Stock cannot be adjusted below $15.23 in connection with certain dilutive issuances of Common Stock at a price below the then-current market price and repurchases of Common Stock at a price above the then-current market price. The Company agreed to use reasonable best efforts to call and hold a special meeting of the stockholders of the Company, as promptly as reasonably practicable following the First Closing Date, to seek Stockholder Approval.

Subject to certain conditions, the Company may, at its option after the third anniversary of the First Closing Date, cause the conversion of all of the outstanding shares of Preferred Stock to Common Stock if, for at least 20 trading days during the 30 consecutive trading days immediately preceding the date the Company notifies the Holders of the Company’s election to mandatorily convert, the daily VWAP of the Common Stock is at least 200% of the conversion price. The Company will not exercise its right to mandatorily convert all outstanding shares of Preferred Stock unless certain liquidity conditions with regard to the shares of Common Stock to be issued upon such conversion are satisfied.

If the Company undergoes a Change of Control, each Holder has the right to cause the Company to redeem any or all of the Preferred Stock for cash consideration equal to the greater of (x) (i) 101% of the Liquidation Preference thereof at any time on or prior to the third anniversary of the First Closing Date and (ii) 100% of the Liquidation Preference thereof at any time after the third anniversary of the First Closing Date and (y) the Value of Converted Shares immediately prior to such Change of Control.

Following the HSR Clearance and receipt of the requisite Canadian Competition Act Approval, the Holders generally will be entitled to vote with the holders of the shares of Common Stock on all matters submitted for a vote of holders of shares of Common Stock (voting together with the holders of shares of Common Stock as one class) on an as-

converted basis, subject to the Ownership Limitation. Additionally, certain matters will require the approval of the majority of the outstanding Preferred Stock, voting as a separate class, including (i) the issuance of any additional Preferred Stock (other than pursuant to the terms of the Investment Agreement), Series $4.75 Preferred Stock (as defined in the Company’s Certificate of Incorporation), any class or series of senior or parity equity-linked securities or any rights, options or warrants to purchase or otherwise acquire any shares of senior or parity equity-linked securities, (ii) amendments, modifications, repeal or waiver of any provision of the Company’s Certificate of Incorporation or of the Certificate of Designations that would adversely affect the rights, preferences, privileges or powers of the Preferred Stock and (iii) subject to certain customary exceptions, the declaration or payment of any dividends or distributions on, or redemption or repurchase of, any junior securities. The holders of Preferred Stock are entitled to the exclusive right to vote, as a separate class, to elect the directors designated by the Crestview Parties pursuant to the terms of the Stockholders Agreement.

The foregoing descriptions of the transactions contemplated by the Investment Agreement and the terms of the Preferred Stock do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Investment Agreement and the Certificate of Designations, copies of which are being filed as Exhibits 10.1 and 3.1 hereto, respectively, and are incorporated by reference herein.

Stockholders Agreement

On August 5, 2020, the Company and each Crestview Party entered into a Stockholders Agreement (the “Stockholders Agreement”).

Additional Growth Capital

Pursuant to the Stockholders Agreement, until the earlier of (i) the three year anniversary of the First Closing Date and (ii) the date on which any Crestview Party has transferred any equity interests of the Company to a non-affiliated party, the Company has the right to request additional capital from the Crestview Parties in an amount not to exceed $90 million (when aggregated together with the Subsequent Closing Amount) on terms and conditions to be mutually agreed by the Company and each Crestview Party and subject to the approval of the Crestview Parties’ investment committee.

Crestview Parties’ Directors and Nominees

After the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Clearance”) and receipt of requisite Canadian Competition Act Approval (as defined in the Investment Agreement), and for so long as the Crestview Parties have, in the aggregate, record and beneficial ownership of, on an as-converted basis, at least (i) 67% of the total number of Common Stock issuable upon conversion of the First Closing Shares issued to them under the Investment Agreement (the “Initial Share Ownership”), the Crestview Parties will have the right to designate, or nominate for election upon converting the Purchased Shares into Conversion Shares, two members (the “Crestview Designees”) to the Board of Directors of the Company (the “Board”) and (ii) 33% of the Initial Share Ownership, the Crestview Parties will have the right to (a) designate, or nominate for election upon converting the Purchased Shares into Conversion Shares, one member to the Board and (b) appoint one representative to attend the meetings of the Board as a non-voting observer.

Standstill

Subject to certain customary exceptions, the Crestview Parties are prohibited from, among other things, (i) acquiring equity securities of the Company in excess of 2,500,000 shares of Common Stock in the aggregate, (ii) effecting an acquisition, by tender or exchange offer, merger, amalgamation or a similar business combination, of the Company and (iii) soliciting proxies or seeking a director/management change in the Company until the later of (x) three years after the date of the Stockholders Agreement and (y) such time as the Crestview Parties hold, in the aggregate, record and beneficial ownership of, on an as-converted basis, less than 33% of the Initial Share Ownership (the “Sunset Date”). In addition, the Crestview Parties are prohibited from engaging in any short sale or any purchase, sale or grant of any security that includes, relates to or derives any significant part of its value from a decline in the market price or value of the Company’s securities.

Preemptive Rights

If, after the First Closing Date, the Company intends to issue new equity securities for cash to any person, then the Crestview Parties, as long as they hold, in the aggregate, record and beneficial ownership of, on an as-converted basis, at least 50% of the Initial Share Ownership, have the right to participate in such equity offering on a pro rata basis, subject to customary exceptions.

Voting Agreement

Under the Stockholders Agreement, after receipt of the HSR Clearance and requisite Canadian Competition Act Approval and until the Sunset Date, the Crestview Parties have agreed to vote all of the Purchased Shares, Conversion Shares or any other shares of Common Stock (i) in favor of each director nominated or recommended by the Board for election at any such meeting, and against the removal of any director who has been elected following nomination or recommendation by the Board, (ii) against any stockholder nomination for director that is not approved and recommended by the Board for election at any such meeting and (iii) in favor of the Stockholder Approval. The Crestview Parties also agree to vote any Purchased Shares, Conversion Shares or other shares of Common Stock (if applicable) in excess of 34.9% of then-outstanding Common Stock (treating shares of Common Stock issuable upon conversion of all of the Preferred Stock as outstanding for this purpose) in the same proportion as the non-Crestview Party shareholders of the Company.

The description of the Stockholders Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Stockholders Agreement, a copy of which is being filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Registration Rights Agreement

On August 5, 2020, the Company and each of the Crestview Parties also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which, among other things, the Company granted each Crestview Party certain registration rights. Under the Registration Rights Agreement, the Issuer is required to use its reasonable best efforts to cause the registration of the Conversion Shares.

The description of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Registration Rights Agreement, a copy of which is being filed as Exhibit 4.1 hereto and is incorporated by reference herein.

Rights Plan Amendment

On August 5, 2020, the Company and Equiniti Trust Company (the “Rights Agent”) entered into an Amendment to the Rights Agreement (the “Rights Plan Amendment”), by and between the Company and the Rights Agent, dated as of March 30, 2020 (the “Rights Agreement”), pursuant to which, among other things, the Company designated the Crestview Parties as Exempt Persons (as defined in the Rights Agreement).

The description of the Rights Plan Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Rights Plan Amendment, a copy of which is being filed as Exhibit 10.3 hereto and is incorporated by reference herein.

Indemnification Agreements

The Company entered into Indemnification Agreements with each of the members of the Board (the “Indemnification Agreements”). In connection with the transactions contemplated by the Investment Agreement, the Company also entered into Indemnification Agreements with each Crestview Designee (the “Crestview Designee Indemnification Agreements”). The Indemnification Agreements and the Crestview Indemnification Agreements provide, among other things, for the Company to indemnify the Crestview Designees and the other members of the Board in their capacity as members of the Board.

The description of the Indemnification Agreements and the Crestview Designee Indemnification Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Indemnification Agreements and the full text of the Crestview Designee Indemnification Agreements, the forms of which are being filed as Exhibit 10.4 and Exhibit 10.5, respectively, hereto and are incorporated by reference herein.

Credit Agreement Amendment

On August 5, 2020, the Company entered into an amendment (“Amendment No. 3”) to the 2018 Credit Agreement. Amendment No. 3, among other things, (i) suspended the testing of the interest coverage ratio and the leverage ratio for any fiscal quarter ending after the effective date of Amendment No.3 on or before June 30, 2022 and (ii) continued the minimum liquidity covenant during the period from the effective date of Amendment No. 3 until the first business day after the Company delivers quarterly financial statements and the related compliance certificate for the fiscal quarter ending September 30, 2022 (the “Covenant Waiver Period”). Amendment No. 3 also includes a requirement to repay the revolving loans with cash above a certain threshold (subject to re-borrowings), certain adjustments to the Company’s financial reporting and other covenants, and changes to the guarantor and collateral requirements. Amendment No. 3 further includes changes to reflect the other transactions described in this Item 1.01. Pursuant to Amendment No. 3, the incremental facility will only be available after the Covenant Waiver Period. In addition, Amendment No. 3 continues to set the applicable interest rate under the Credit Agreement during the Covenant Waiver Period to, at the Company’s option: (x) a customary base rate formula, plus a margin of 2.50% per annum (subject to a base rate floor of 2.00%) or (y) a customary eurocurrency rate formula, plus a margin of 3.50% per annum (subject to a eurocurrency rate floor of 1.00%). After the Covenant Waiver Period, the margins are based on a grid subject to leverage, ranging from, for base rate loans, 0.75% to 2.00% and, for eurocurrency loans, 1.75% to 3.00%. Amendment No. 3 also continues to set the letter of credit fees and commitment fees under the 2018 Credit Agreement during the Covenant Waiver Period to 3.50% and 0.50%, respectively. After the Covenant Waiver Period, these fees are based on a grid subject to leverage, ranging from, for letter of credit fees, 1.75% to 3.00% and, for commitment fees, 0.25% to 0.50%.

The description of Amendment No. 3 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 3, the form of which is being filed as Exhibit 10.6 hereto and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 with respect to the Amendment No. 3 is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities

The information contained in Item 1.01 with respect to the Investment Agreement is incorporated by reference into this Item 3.02. The issuance and sale of 135,000 shares of Preferred Stock by the Company to the Crestview Parties pursuant to the Investment Agreement is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Each Crestview Party has represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that the Preferred Stock is being acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof, and appropriate legends will be affixed to any certificates evidencing shares of Preferred Stock or shares of Common Stock issued in connection with any future conversion of the Preferred Stock.

The shares of Common Stock issuable to the Crestview Parties upon conversion of shares of the Preferred Stock will be issued in reliance upon the exemption from registration in Section 3(a)(9) of the Securities Act or pursuant to another available exemption.

Item 3.03.	Material Modification to Rights of Security Holders

The information contained in Item 1.01 with respect to the Registration Rights Agreement and the Rights Plan Amendment and in Item 5.03 with respect to the Certificate of Designations is incorporated by reference into this Item 3.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the Company’s bylaws, the Stockholders Agreement and the Certificate of Designations, effective as of the First Closing Date, the Company increased the size of the Board to nine directors and appointed Brian Cassidy, a Crestview Partner, and Kevin Rabbitt, a Crestview Operating Executive, to serve as the Crestview Designees. The Crestview Designees will be annually elected and serve terms expiring at the 2021 annual meeting of the Company and until their successors are duly elected and qualified.

The Company is not aware of any transaction in which Messrs. Cassidy and Rabbitt have an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the Investment Agreement, on August 5, 2020, the Company issued 135,000 shares of Preferred Stock to the Crestview Parties. A summary of the rights, preferences and privileges of the Preferred Stock is set forth in Item 1.01, which is incorporated herein by reference. Each share of Preferred Stock issued to the Crestview Parties pursuant to the Investment Agreement has the powers, designations, preferences, and other rights of the Preferred Stock as are set forth in the Certificate of Designations filed by the Company with the Delaware Secretary of State on August 5, 2020, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

The foregoing description of the Certificate of Designations does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Designations, a copy of which is being filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01.	Other Events

On August 5, 2020, the Company issued a press release (the “Press Release”) announcing the Company’s execution of the Investment Agreement and the completion of the First Closing. The full text of the Press Release is attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

Additional Information and Where to Find It:

This communication relates to, among other things, the issuance of Preferred Stock by the Company pursuant to the Investment Agreement, which provides that the Company shall use reasonable best efforts to call and hold a special meeting of the stockholders of the Company, as promptly as reasonably practicable following the First Closing Date, to seek Stockholder Approval. In connection with the special meeting of stockholders to seek Stockholder Approval, the Company will file relevant materials with the Securities Exchange Commission, including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the Securities Exchange Commission or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SECURITIES EXCHANGE COMMISSION, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the Securities Exchange Commission’s website, http://www.sec.gov, and the Company’s website, www.Viad.com. In addition, the documents (when available) may be obtained free of charge by directing a request to ir@viad.com.

Participants in the Solicitation:

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the special meeting of stockholders to seek Stockholder Approval. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2020 annual meeting of stockholders, which was filed with the Securities Exchange Commission on April 3, 2020, and in other documents filed by the Company, including on behalf of such individuals, with the Securities Exchange Commission. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the Securities Exchange Commission in respect of the proposed transaction when they become available.

Forward-Looking Statements

This current report on Form 8-K contains a number of forward-looking statements. Words, and variations of words, such as “will,” “may,” “expect,” “would,” “could,” “might,” “intend,” “plan,” “believe,” “estimate,” “anticipate,” “deliver,” “seek,” “aim,” “potential,” “target,” “outlook,” and similar expressions are intended to identify the Company’s forward-looking statements. Similarly, statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. These forward-looking statements are not historical facts and are subject to a host of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those in the forward-looking statements.

Important factors that could cause actual results to differ materially from those described in the Company’s forward-looking statements include, but are not limited to, the following:

•	the impact of the COVID-19 pandemic on the Company’s financial condition, liquidity, and cash flow;

•	the extent to which the COVID-19 pandemic will affect our ongoing business and the duration of those effects;

•	the Company’s ability to obtain shareholder approval of, and satisfy other conditions to, the delayed draw commitment, if applicable;

•	the Company’s ability to successfully integrate and achieve established financial and strategic goals from acquisitions;

•	general economic uncertainty in key global markets and a worsening of global economic conditions;

•	the Company’s dependence on large exhibition event clients;

•	the importance of key members of the Company’s account teams to the Company’s business relationships;

•	the competitive nature of the industries in which the Company operates;

•	travel industry disruptions;

•	unanticipated delays and cost overruns of the Company’s capital projects, and the Company’s ability to achieve established financial and strategic goals for such projects;

•	seasonality of the Company’s businesses;

•	transportation disruptions and increases in transportation costs;

•	natural disasters, weather conditions, and other catastrophic events;

•	the Company’s multi-employer pension plan funding obligations;

•	the Company’s exposure to labor cost increases and work stoppages related to unionized employees;

•	liabilities relating to prior and discontinued operations;

•	adverse effects of show rotation on the Company’s periodic results and operating margins;

•	the Company’s exposure to currency exchange rate fluctuations;

•	the Company’s exposure to cybersecurity attacks and threats;

•

compliance with laws governing the storage, collection, handling, and transfer of personal data and the Company’s exposure to legal claims and fines for data breaches or improper handling of such data;

•	the effects of the United Kingdom’s exit from the European Union; and

•	changes affecting the London Inter-bank Offered Rate.

For a more complete discussion of the risks and uncertainties that may affect the Company’s business or financial results, please see Item 1A, “Risk Factors,” of the Company’s most recent annual report on Form 10-K filed with the SEC and Item 1A, “Risk Factors,” of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this current report on Form 8-K except as required by applicable law or regulation.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Designations of 5.5% Series A Convertible Preferred Stock

4.1	Registration Rights Agreement, dated August 5, 2020, by and among Viad Corp, Crestview IV VC TE Holdings, LLC, Crestview IV VC Holdings, L.P., and Crestview IV VC CI Holdings, L.P.

10.1	Investment Agreement, dated August 5, 2020, by and among Viad Corp, Crestview IV VC TE Holdings, LLC, Crestview IV VC Holdings, L.P., and Crestview IV VC CI Holdings, L.P.

10.2	Stockholders Agreement, dated August 5, 2020, by and among Viad Corp, Crestview IV VC TE Holdings, LLC, Crestview IV VC Holdings, L.P., and Crestview IV VC CI Holdings, L.P.

10.3	Amendment to Rights Agreement, dated August 5, 2020, by and between Viad Corp and Equiniti Trust Company

10.4	Form of Indemnification Agreement

10.5	Form of Crestview Designee Indemnification Agreement

10.6	Amendment No. 3 to Second Amended and Restated Credit Agreement and Amendment No. 1 to Security Agreements, dated August 5, 2020, by and among Viad Corp, the guarantors party thereto, JPMorgan Chase Bank, N.A., and the lenders party thereto

99.1	Press Release, dated August 5, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viad Corp
(Registrant)

Date: August 5, 2020	By:	/s/ Derek P. Linde
	Name:	Derek P. Linde
	Title:	General Counsel and Corporate Secretary

Exhibit 3.1

CERTIFICATE OF DESIGNATIONS OF

5.5% SERIES A CONVERTIBLE PREFERRED STOCK OF

VIAD CORP

(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)

Viad Corp (the "Company"), a corporation duly organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

That, pursuant to authority conferred by the Restated Certificate of Incorporation of the Company, and by the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company (the "Board", at a duly called meeting held on August 4, 2020, at which a quorum was present and acted throughout, adopted the following resolutions, which resolutions remain in full force and effect on the date hereof, creating a series of 180,000 shares of Preferred Stock, $0.01 par value per share, designated as "5.5% Series A Convertible Preferred Stock":

RESOLVED, that, pursuant to the authority vested in the Board in accordance with the provisions of the Restated Certificate of Incorporation and Section 151(g) of the General Corporation Law of the State of Delaware, the Board does hereby create, authorize and provide for the issuance of a series of Preferred Stock, $0.01 par value per share, of the Company, designated as the "5.5% Series A Convertible Preferred Stock", which series has the rights, designations, preferences, voting powers and other provisions set forth in Annex A.

IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be signed by Steven W. Moster, its President and Chief Executive Officer, as of the 5th day of August, 2020.

Viad Corp

By: /s/Steven W. Moster

Name: Steven W. Moster

Title: President and Chief Executive Officer

Annex A

Viad Corp

Certificate of Designations

5.5% Series A Convertible Preferred Stock

(h)Exchange and Cancellation of Convertible Preferred Stock to Be Converted or to Be Repurchased Pursuant to a Repurchase Upon Change

	of Control.	17
(i)	Status of Retired Shares	18
(j)	Replacement Certificates	18
(k)	Registered Holders	18
(l)	Cancellation	18
(m)	Shares Held by the Company or its Subsidiaries	18
(n)	Outstanding Shares	18
(o)	Notations and Exchanges	20
Section 4.	Ranking	20
Section 5.	Accreting Return; Participating Dividends	20
(a)	Accreting Return	20
(b)	Participating Dividends.	21

(c)Treatment of Participating Dividends Upon Liquidation, Repurchase Upon

	Change of Control or Conversion	22
Section 6.	Rights Upon Liquidation, Dissolution or Winding Up	22
(a)	Generally	22

(b)Certain Business Combination Transactions Deemed Not to Be a

	Liquidation	23
Section 7.	No Right of Redemption by the Company	23
Section 8.	Right of Holders to Require the Company to Repurchase Convertible
Preferred Stock upon a Change of Control		23

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(a)	Change of Control Repurchase Right	23

(b)Funds Legally Available for Payment of Change of Control Repurchase

	Price; Covenant Not to Take Certain Actions	23
(c)	Change of Control Repurchase Date	24
(d)	Change of Control Repurchase Price	24
(e)	Change of Control Notice	24
(f)	Procedures to Exercise the Change of Control Repurchase Right	25
(g)	Payment of the Change of Control Repurchase Price	26
Section 9.	Voting Rights	26
(a)	Voting and Consent Rights with Respect to Specified Matters	27
(b)	Rights Plan	28
(c)	Right to Vote with Holders of Common Stock on an As-Converted Basis	28
(d)	Procedures for Voting and Consents	28
(e)	Right to Designate Preferred Stock Directors	29
Section 10.	Conversion	30
(a)	Generally	30
(b)	Conversion at the Option of the Holders	30
(c)	Mandatory Conversion at the Company's Election	30
(d)	Conversion Procedures	32
(e)	Settlement upon Conversion	32
(f)	Conversion Price Adjustments	33
(g)	Voluntary Conversion Price Decreases	38
(h)	Restriction on Conversions and Certain Degressive Issuances	39
(i)	Effect of Common Stock Change Event	40
Section 11.	Certain Provisions Relating to the Issuance of Common Stock	42
(a)	Equitable Adjustments to Prices	42
(b)	Reservation of Shares of Common Stock	42
(c)	Status of Shares of Common Stock	42
(d)	Taxes Upon Issuance of Common Stock	43
Section 12.	No Preemptive Rights	43
Section 13.	Calculations	43
(a)	Schedule of Calculations	43
(b)	Calculations Aggregated for Each Holder	43
Section 14.	Tax Treatment	43
Section 15.	Notices	44
Section 16.	Legally Available Funds.	44

- ii -

- iii -

Section 1. DEFINITIONS.

"Accreted Liquidation Preference" means, with respect to each share of Convertible Preferred Stock, an amount initially equal to the Initial Liquidation Preference per share of Convertible Preferred Stock; and as of any particular date an amount equal to the Initial Liquidation Preference as increased pursuant to Section 5(a)(iii).

"Accretion Amount" has the meaning set forth in Section 5(a)(i).

"Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person; provided, however, that (i) the Company and its Subsidiaries shall not be deemed to be Affiliates of any Holder or any of its Affiliates, and (ii) portfolio companies (as such term is customarily used among institutional investors) in which any Holder or any of its Affiliates has an investment (whether as debt or equity) shall not be deemed an Affiliate of such Holder. For this purpose, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

"Aggregate Accreted Liquidation Preference" means, with respect to any Holder as of any particular date, the product of (i) the total number of shares of Convertible Preferred Stock held by such Holder as of such date and (ii) the Accreted Liquidation Preference.

"Antitrust Clearance Date" means the date on which the waiting period under the Hart-Scott- Rodino Antitrust Improvements Act of 1976 and the Canadian Competition Act as amended, has expired or been terminated, and any other required clearances, approvals or authorizations of filings and registrations with, and notifications to government authorities under other applicable antitrust and competition laws have been received, in each case, with respect to the ownership by the Holders of voting securities in the Company.

"Board of Directors" means the Company's board of directors or a committee of such board duly authorized to act on behalf of such board.

"Business Day" means any day other than a Saturday, a Sunday or any day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

"Bylaws" means the Bylaws of the Company, as the same may be amended or modified from time to time.

"Capital Stock" of any Person means any and all shares of, interests in, rights to purchase, warrants or options for, participations in, or other equivalents of, in each case however designated, the equity of such Person.

"Certificate" means any Physical Certificate or Electronic Certificate.

"Certificate of Designations" means this Certificate of Designations, as amended or supplemented or restated from time to time.

"Certificate of Incorporation" means the Company's Restated Certificate of Incorporation, as amended to date, as the same may be further amended, supplemented or restated.

"Change of Control" means any of the following events:

(a)a "person" or "group" (within the meaning of Section 13(d)(3) of the Exchange Act), other than the Company, its Wholly Owned Subsidiaries or a Holder (together with any of its Affiliates) has become the direct or indirect "beneficial owner" of shares of the Company's Capital Stock or Equity-Linked Securities representing more than fifty percent (50%) of the voting power of all of the Company's then-outstanding common equity (including then- outstanding preferred equity voting on an as-converted basis with the common equity);

(b)the consummation of (i) any sale, lease or other transfer, in one transaction or a series of transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person; or (ii) any transaction or series of related transactions in connection with which (whether by means of merger, consolidation, share exchange, combination, reclassification, recapitalization, acquisition, liquidation or otherwise) all of the Common Stock is exchanged for, converted into, acquired for, or constitutes solely the right to receive, other securities, cash or other property; provided, however, that any merger, consolidation, share exchange or combination of the Company pursuant to which the Persons that directly or indirectly "beneficially owned" all classes of the Company's common equity (including then-outstanding preferred equity voting on an as-converted basis with the common equity) immediately before such transaction directly or indirectly "beneficially own," immediately after such transaction, more than fifty percent (50%) of all classes of common equity (including then-outstanding preferred equity voting on an as-converted basis with the common equity) of the surviving, continuing or acquiring company or other transferee, as applicable, or the parent thereof, in substantially the same proportions vis-à-vis each other as immediately before such transaction will be deemed not to be a Change of Control pursuant to this clause (b); or

(c)shares of Common Stock or shares of any other Capital Stock into which the Convertible Preferred Stock is convertible are not listed for trading on any United States national securities exchange (other than as a result of a transaction described in clause (b) above).

For the purposes of this definition, (x) any transaction or event described in both clause

(a)and in clause (b)(i) or (ii) above (without regard to the proviso in clause (b)) will be deemed to occur solely pursuant to clause (b) above (subject to such proviso); and (y) whether a Person is a "beneficial owner," whether shares are "beneficially owned" and percentage "beneficial ownership", will be determined in accordance with Rule 13d-3 under the Exchange Act.

"Change of Control Notice" has the meaning set forth in Section 8(e).

"Change of Control Repurchase Date" means the date fixed, pursuant to Section 8(c), for the repurchase of any Convertible Preferred Stock by the Company pursuant to a Repurchase Upon Change of Control.

"Change of Control Repurchase Notice" means a notice (including a notice substantially in the form of the "Change of Control Repurchase Notice" set forth in Exhibit A) containing the information, or otherwise complying with the requirements, set forth in Section 8(f)(i) and Section 8(f)(ii).

"Change of Control Repurchase Price" means the cash price payable by the Company to repurchase any share of Convertible Preferred Stock upon its Repurchase Upon Change of Control, calculated pursuant to Section 8(d).

"Change of Control Repurchase Right" as the meaning set forth in Section 8(a).

"Close of Business" means 5:00 p.m., New York City time.

"Code" means the U.S. Internal Revenue Code of 1986, as amended.

"Common Stock" means the common stock, par value $1.50 per share, of the Company, subject to Section 10(i).

"Common Stock Change Event" has the meaning set forth in Section 10(i)(i).

"Common Stock Liquidity Conditions" will be satisfied with respect to a Mandatory Conversion if:

(a)each share of Common Stock to be issued upon such Mandatory Conversion of any share of Convertible Preferred Stock (i) will, when issued, be admitted for book-entry settlement through the Depositary with an "unrestricted" CUSIP number and (ii) will, when issued, be listed and admitted for trading, without suspension or material limitation on trading, on any of The New York Stock Exchange, The NYSE American, The NASDAQ Capital Market, The NASDAQ Global Market or The NASDAQ Global Select Market (or any of their respective successors), and

(b)the Company has not received any notice of delisting or suspension by the applicable exchange referred to in clause (a)(ii) above with a reasonable prospect of delisting, after giving effect to all applicable notice and appeal periods.

"Common Stock Participating Dividend" has the meaning set forth in Section 5(b)(i).

"Company" means Viad Corp, a Delaware corporation.

"Conversion Consideration" means, with respect to the conversion of any Convertible Preferred Stock, the type and amount of consideration payable to settle such conversion, determined in accordance with Section 10.

"Conversion Date" means an Optional Conversion Date or a Mandatory Conversion Date.

"Conversion Price" initially means $21.25 per share of Common Stock; provided, however, that the Conversion Price is subject to adjustment pursuant to Section 10(f) and 10(g). Each reference in this Certificate of Designations to the Conversion Price as of a particular date without setting forth a particular time on such date will be deemed to be a reference to the Conversion Price as of immediately before the Close of Business on such date.

"Convertible Preferred Stock" has the meaning set forth in Section 3(a).

"Conversion Share" means any share of Common Stock issued or issuable upon conversion of any Convertible Preferred Stock.

"Degressive Calculation Date" has the meaning set forth in Section 10(f)(i)(3).

"Degressive Issuance" has the meaning set forth in Section 10(f)(i)(3).

"Depositary" means The Depository Trust Company or its successor.

"Dividend Junior Stock" means any class or series of the Company's stock whose terms do not expressly provide that such class or series will rank senior to, or equally with, the Convertible Preferred Stock with respect to the payment of dividends (without regard to whether or not dividends accumulate cumulatively). The Common Stock is the only Dividend Junior Stock outstanding as of the Initial Issue Date.

"Dividend Parity Stock" means any class or series of the Company's stock (other than the Convertible Preferred Stock) whose terms expressly provide that such class or series will rank equally with the Convertible Preferred Stock with respect to the payment of dividends (without regard to whether or not dividends accumulate cumulatively). There is no Dividend Parity Stock outstanding as of the Initial Issue Date.

"Dividend Payment Date" means each date on which any declared Participating Dividend is scheduled to be paid on the Convertible Preferred Stock.

"Dividend Senior Stock" means any class or series of the Company's stock whose terms expressly provide that such class or series will rank senior to the Convertible Preferred Stock with respect to the payment of dividends (without regard to whether or not dividends accumulate cumulatively). There is no Dividend Senior Stock outstanding as of the Initial Issue Date.

"Effective Price" has the following meaning with respect to the issuance or sale of any shares of Common Stock or any Equity-Linked Securities:

(a)in the case of the issuance or sale of shares of Common Stock, the value of the consideration received or receivable by (or at the direction of) the Company or any of its Affiliates for such shares, expressed as a dollar amount per share of Common Stock; and

(b)in the case of the issuance or sale of any Equity-Linked Securities, an amount equal to a fraction whose:

(i)numerator is equal to the sum, without duplication, of (x) the value of the aggregate consideration received or receivable by (or at the direction of) the Company or any of its Affiliates for the issuance or sale of such Equity-Linked Securities; and (y) the value of the minimum aggregate additional consideration, if any, payable to purchase or otherwise acquire shares of Common Stock underlying such Equity-Linked Securities; and

(ii)denominator is equal to the maximum number of shares of Common Stock underlying such Equity-Linked Securities;

(iii)provided, however, that:

(w)for purposes of clauses (a) and (b)(i) above, all underwriting commissions, placement agency commissions or similar commissions paid to any broker-dealer by the Company or any of its Affiliates in connection with such issuance or sale (excluding any other fees or expenses incurred by the Company or any of its Affiliates) will be added to the aggregate consideration referred to in such clause;

(x)for purposes of clause (b) above, if such minimum aggregate consideration, or such maximum number of shares of Common Stock, is not determinable at the time such Equity-Linked Securities are issued or sold, then (1) the initial consideration payable under such Equity-Linked Securities, or the initial number of shares of Common Stock underlying such Equity-Linked Securities, as applicable, will be used; and (2) at each time thereafter when such amount of consideration or number of shares becomes determinable or is otherwise adjusted (including pursuant to "anti-dilution" or similar provisions), there will be deemed to occur, for purposes of Section 10(f)(i)(3) and without affecting any prior adjustments theretofore made to the Conversion Price, an issuance of additional Equity-Linked Securities;

(y)for purposes of clause (b) above, the surrender, extinguishment, maturity or other expiration of any such Equity-Linked Securities will be deemed not to constitute consideration payable to purchase or otherwise acquire shares of Common Stock pursuant to such Equity-Linked Securities; and

(z)the "value" of any such consideration will be the fair value thereof, as of the date such shares or Equity-Linked Securities, as applicable, are issued or sold, determined in good faith by the Board of Directors (or, in the case of cash denominated in U.S. dollars, the face amount thereof).

"Electronic Certificate" means any electronic book entry maintained by the Transfer Agent that represents any share(s) of Convertible Preferred Stock.

"Equity-Linked Securities" means any rights, options or warrants to purchase or otherwise acquire (whether immediately, during specified times, upon the satisfaction of any conditions or otherwise) any shares of Common Stock.

"Ex-Dividend Date" means, with respect to an issuance, dividend or distribution on the Common Stock, the first date on which shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance, dividend or distribution (including pursuant to due bills or similar arrangements required by the relevant stock exchange). For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of the Common Stock under a separate ticker symbol or CUSIP number will not be considered "regular way" for this purpose.

"Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Exempt Issuance" means (a) the Company's issuance of any securities as full or partial consideration in connection with a merger, acquisition, consolidation or purchase of all or substantially all of the securities or assets of a corporation or other entity; (b) the Company's issuance or grant of shares of Common Stock or options to purchase shares of Common Stock, or other form of equity-based or equity-related awards (including restricted stock units), to employees (or prospective employees who have accepted an offer of employment), directors or consultants of the Company or any of its Subsidiaries, pursuant to plans that have been approved by a majority of the independent members of the Board of Directors or that exist as of the Initial Issue Date; (c) the Company's issuance of securities upon the exercise, exchange or conversion of any securities that are exercisable or exchangeable for, or convertible into, shares of Common Stock and are outstanding as of the Initial Issue Date, provided that such exercise, exchange or conversion is effected pursuant to the terms of such securities as in effect on the Initial Issue Date; (d) the Company's issuance of securities pursuant to any equipment loan or leasing arrangement, real property leasing arrangement or debt financing from a bank or similar financial institution approved by a majority of the disinterested members of the Board of Directors; and

(e)the Company's issuance of the Convertible Preferred Stock and any shares of Common Stock upon conversion of the Convertible Preferred Stock. For purposes of this definition, "consultant" means a consultant that may participate in an "employee benefit plan" in accordance with the definition of such term in Rule 405 under the Securities Act.

"Expiration Date" has the meaning set forth in Section 10(f)(i)(2).

"Expiration Time" has the meaning set forth in Section 10(f)(i)(2).

"Fair Market Value" per share of Common Stock, as of any date of determination, means the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days ending on the Trading Day immediately preceding such day, appropriately adjusted to take into account the occurrence during such period of any event described in Section 10(f)(i)(3).

"Holder" means a person in whose name any Convertible Preferred Stock is registered in the Register.

"Initial Issue Date" means August 5, 2020.

"Initial Liquidation Preference" means one thousand dollars ($1,000) per share of Convertible Preferred Stock.

"Investment Agreement" means the Investment Agreement, dated as of August 5, 2020, by and among the Company, Crestview IV VC TE Holdings, LLC, a Delaware limited liability company, Crestview IV VC Holdings, L.P., a Delaware limited partnership, and Crestview IV VC CI Holdings, L.P., a Delaware limited partnership, as amended from time to time in accordance with its terms.

"Last Reported Sale Price" of the Common Stock for any Trading Day means the closing sale price per share (or, if no closing sale price is reported, the average of the last bid price and the last ask price per share or, if more than one in either case, the average of the average last bid prices and the average last ask prices per share) of the Common Stock on such Trading Day as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is then listed. If the Common Stock is not listed on a U.S. national or regional securities exchange on such Trading Day, then the Last Reported Sale Price will be the last quoted bid price per share of Common Stock on such Trading Day in the over-the- counter market as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock is not so quoted on such Trading Day, then the Last Reported Sale Price will be the average of the mid-point of the last bid price and the last ask price per share of Common Stock on such Trading Day from a nationally recognized independent investment banking firm the Company selects.

"Liquidation" has the meaning set forth in Section 6(a).

"Liquidation Junior Stock" means any class or series of the Company's stock whose terms do not expressly provide that such class or series will rank senior to, or equally with, the Convertible Preferred Stock with respect to the distribution of assets upon the Company's liquidation, dissolution or winding up. The Common Stock is the only Liquidation Junior Stock outstanding as of the Initial Issue Date.

"Liquidation Parity Stock" means any class or series of the Company's stock (other than the Convertible Preferred Stock) whose terms expressly provide that such class or series will rank equally with the Convertible Preferred Stock with respect to the distribution of assets upon the Company's liquidation, dissolution or winding up. There is no Liquidation Parity Stock outstanding as of the Initial Issue Date.

"Liquidation Senior Stock" means any class or series of the Company's stock whose terms expressly provide that such class or series will rank senior to the Convertible Preferred Stock with respect to the distribution of assets upon the Company's liquidation, dissolution or winding up. There is no Liquidation Senior Stock outstanding as of the Initial Issue Date.

"Mandatory Conversion" has the meaning set forth in Section 10(c)(i).

"Mandatory Conversion Date" means a Conversion Date designated with respect to any Convertible Preferred Stock pursuant to Sections 10(c)(i) and 10(c)(iii).

"Mandatory Conversion Notice" has the meaning set forth in Section 10(c)(iv).

"Mandatory Conversion Notice Date" means, with respect to a Mandatory Conversion, the date on which the Company sends the Mandatory Conversion Notice for such Mandatory Conversion pursuant to Section 10(c)(iv).

"Mandatory Conversion Right" has the meaning set forth in Section 10(c)(i).

"Market Disruption Event" means any of the following events:

(a)suspension of, or limitation imposed on, trading of the Common Stock by any Relevant Exchange during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) and whether by reason of movements in price exceeding limits permitted by the Relevant Exchange as to securities generally, or otherwise relating to the Common Stock or options contracts relating to the Common Stock on the Relevant Exchange; or

(b)any event that disrupts or impairs the ability of market participants during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) in general to effect transactions in, or obtain market values for, the Common Stock on the Relevant Exchange or to effect transactions in, or obtain market values for, options contracts relating to the Common Stock on the Relevant Exchange.

"Officer" means the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the General Counsel, the Corporate Secretary, or any Vice President of the Company.

"Open of Business" means 9:00 a.m., New York City time.

"Optional Conversion" means the conversion of any Convertible Preferred Stock other than a Mandatory Conversion.

"Optional Conversion Date" means, with respect to the Optional Conversion of any Convertible Preferred Stock, the first Business Day on which the requirements set forth in Section 10(d)(ii) for such conversion are satisfied.

"Optional Conversion Notice" means a notice substantially in the form of the "Optional Conversion Notice" set forth in Exhibit A.

"Ownership Limitation" has the meaning set forth in Section 10(h)(i).

"Participating Dividend" has the meaning set forth in Section 5(b)(i).

"Person" or "person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof. Any division or series of a limited liability company, limited partnership or trust will constitute a separate "person" under this Certificate of Designations.

"Physical Certificate" means any certificate (other than an Electronic Certificate) representing any share(s) of Convertible Preferred Stock, which certificate is substantially in the form set forth in Exhibit A, registered in the name of the Holder of such share(s) and duly executed by the Company and countersigned by the Transfer Agent.

"Record Date" means, with respect to any dividend or distribution on, or issuance to holders of, Convertible Preferred Stock or Common Stock, the date fixed (whether by law, contract or the Board of Directors or otherwise) to determine the Holders or the holders of Common Stock, as applicable, that are entitled to such dividend, distribution or issuance.

"Reference Property" has the meaning set forth in Section 10(i)(i).

"Reference Property Unit" has the meaning set forth in Section 10(i)(i)

"Register" has the meaning set forth in Section 3(e).

"Relevant Exchange" means an exchange or quotation system on which the Last Reported Sale Price is determined pursuant to the definition of the term "Last Reported Sale Price".

"Repurchase Upon Change of Control" means the repurchase of any Convertible Preferred Stock by the Company pursuant to Section 8.

"Requisite Stockholder Approval" means the stockholder approval contemplated by NYSE Listing Standard Rule 312.03(d) or, if applicable, NYSE Listing Standard Rule 312.03(b), with respect to the issuance of shares of Common Stock upon conversion of the Convertible Preferred Stock in excess of the limitations imposed by such rule; provided, however, that the Requisite Stockholder Approval will be deemed to be obtained if, (i) due to any amendment or binding change in the interpretation of the applicable listing standards of The New York Stock Exchange, such stockholder approval is no longer required for the Company to settle all conversions of the Convertible Preferred Stock in shares of Common Stock or to adjust the Conversion Price, in each case without regard to any limitations set forth in Section 10(h) or (ii) the Stockholder Approval (as such term is defined in the Investment Agreement) has been obtained.

"Restricted Stock Legend" means a legend substantially in the form set forth in Exhibit B.

"Return Payment Date" means, with respect to any share of Convertible Preferred Stock, each March 31st, June 30th, September 30th and December 31 of each year, beginning on September 30, 2020 (or beginning on such other date specified in the Certificate representing such share).

"Return Period" means, in the case of each Return Period, from, and including, a Return Payment Date (or in the case of the first Return Period, from, and including, the Initial Issue Date) to, but excluding, the next Return Payment Date.

"Return Rate" means five and five-tenths percent (5.5%) per annum.

"Rule 144" means Rule 144 under the Securities Act (or any successor rule thereto), as the same may be amended from time to time.

"SEC" means the U.S. Securities and Exchange Commission.

"Securities Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Security" means any Convertible Preferred Stock or Conversion Share.

"Stockholders Agreement" means the Stockholders Agreement, dated as of August 5, 2020, by and among the Company, Crestview IV VC TE Holdings, LLC, a Delaware limited liability company, Crestview IV VC Holdings, L.P., a Delaware limited partnership, and Crestview IV VC CI Holdings, L.P., a Delaware limited partnership, and, with respect to the relevant operative provisions of Sections 2.02, 3.03 and 3.04 thereto, Crestview Partners IV (TE), L.P. and Crestview Partners IV Co-Investors, L.P., as may be amended and/or restated from time to time in accordance with its terms.

"Stock Exchange Minimum Voting Price" means, with respect to each share of Convertible Preferred Stock, the Last Reported Sale Price per share of Common Stock on the Trading Day immediately prior to the issuance of such share of Convertible Preferred Stock (subject to proportionate adjustment for stock dividends, stock splits or stock combinations with respect to the Common Stock).

"Subsidiary" means, with respect to any Person, (a) any corporation, association or other business entity (other than a partnership or limited liability company) of which more than 50% of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency, but after giving effect to any voting agreement or stockholders' agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees, as applicable, of such corporation, association or other business entity is owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person; and (b) any partnership or limited liability company where (x) more than fifty percent (50%) of the capital accounts, distribution rights, equity and voting interests, or of the general and limited partnership interests, as applicable, of such partnership or limited liability company are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person, whether in the form of membership, general, special or limited partnership or limited liability company interests or otherwise; and (y) such Person or any one or more of the other Subsidiaries of such Person is a controlling general partner of, or otherwise controls, such partnership or limited liability company.

"Successor Person" has the meaning set forth in Section 10(i)(iii).

"Tender/Exchange Offer Valuation Period" has the meaning set forth in Section 10(f)(i)(2).

"Trading Day" means any day on which (a) trading in the Common Stock generally occurs on the Relevant Exchange or, if the Common Stock is not then listed on a Relevant Exchange, on the principal other market on which the Common Stock is then traded; and (b) there is no Market Disruption Event. If the Common Stock is not so listed or traded, then "Trading Day" means a Business Day.

"Transfer Agent" means Equiniti Trust Company or its successor.

"Transfer-Restricted Security" means any Security that constitutes a "restricted security" (as defined in Rule 144); provided, however, that such Security will cease to be a Transfer- Restricted Security upon the earliest to occur of the following events:

(a)such Security is sold or otherwise transferred to a Person (other than the Company or an affiliate (which term, for purposes of this definition, has the meaning set forth in Rule 144) of the Company) pursuant to a registration statement that was effective under the Securities Act at the time of such sale or transfer;

(b)such Security is sold or otherwise transferred to a Person (other than the Company or an affiliate of the Company) pursuant to an available exemption (including Rule 144) from the registration and prospectus-delivery requirements of, or in a transaction not subject to, the Securities Act and, immediately after such sale or transfer, such Security ceases to constitute a "restricted security" (as defined in Rule 144); and

(c)(i) such Security is eligible for resale, by a Person that is not an affiliate of the Company and that has not been an affiliate of the Company during the immediately preceding three (3) months, pursuant to Rule 144 without any limitations thereunder as to volume, manner of sale, availability of current public information or notice; and (ii) the Company has received such certificates or other documentation or evidence as the Company may reasonably require to determine that the security is eligible for resale pursuant to clause (i) and the Holder, holder or beneficial owner of such Security is not, and that has not been during the immediately preceding three (3) months, an affiliate of the Company.

"Voting Stock" means the Common Stock and any other Capital Stock of the Company having the right to vote generally in any election of directors of the Board of Directors.

"VWAP" per share of Common Stock on any Trading Day means the per share volume- weighted average price as reported on Bloomberg (or, if Bloomberg ceases to publish such price, any successor service reasonably chosen by the Company) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of Common Stock on such Trading Day determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm the Board of Directors reasonably selects and retains for this purpose).

"Wholly Owned Subsidiary" of a Person means any Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares, if any) are owned by such Person or one or more Wholly Owned Subsidiaries of such Person.

Section 2. RULES OF CONSTRUCTION. For purposes of this Certificate of Designations:

(a)"or" is not exclusive;

(b)"including" means "including without limitation";

(c)"will" expresses a command;

(d)the "average" of a set of numerical values refers to the arithmetic average of such numerical values;

(e)a merger involving, or a transfer of assets by, a limited liability company, limited partnership or trust will be deemed to include any division of or by, or an allocation of assets to a series of, such limited liability company, limited partnership or trust, or any unwinding of any such division or allocation;

(f)terms defined in the singular include the plural and in the plural include the singular, unless the context requires otherwise;

(g)"herein," "hereof" and other words of similar import refer to this Certificate of Designations as a whole and not to any particular Section or other subdivision of this Certificate of Designations, unless the context requires otherwise;

(h)references to currency mean the lawful currency of the United States of America, unless the context requires otherwise; and

(i)the exhibits, schedules and other attachments to this Certificate of Designations are deemed to form part of this Certificate of Designations.

Section 3. THE CONVERTIBLE PREFERRED STOCK

(a)Designation; Par Value. A series of stock of the Company titled the "5.5% Series A Convertible Preferred Stock" (the "Convertible Preferred Stock") is hereby designated and created out of the authorized and unissued shares of preferred stock of the Company. The par value of the Convertible Preferred Stock is $0.01 per share.

(b)Number of Authorized Shares. The total authorized number of shares of Convertible Preferred Stock is one-hundred and eighty thousand (180,000); provided, however that, by resolution of the Board of Directors, the total number of authorized shares of Convertible Preferred Stock may hereafter be reduced to a number that is not less than the number of shares of Convertible Preferred Stock then outstanding.

(c)Form, Dating and Denominations.

(i)Form and Date of Certificates Representing Convertible Preferred Stock. Each Certificate representing any Convertible Preferred Stock will bear the legends required by Section 3(f) and may bear any other notations, legends or endorsements required by law, stock exchange rule or usage or the Depositary.

(ii)Certificates.

(1)Generally. The Convertible Preferred Stock will be issued initially in the form of one or more Electronic Certificates. Electronic Certificates may be exchanged for Physical Certificates, and Physical Certificates may be exchanged for Electronic Certificates, in each case, upon request by the Holder thereof pursuant to customary procedures.

(2)Electronic Certificates; Interpretation. For purposes of this Certificate of Designations, (A) each Electronic Certificate will be deemed to include the text of the stock certificate set forth in Exhibit A; (B) any legend or other notation that is required to be included on a Certificate will be deemed to be included in any Electronic Certificate notwithstanding that such Electronic Certificate may be in a form that does not permit affixing legends thereto; (C) any reference in this Certificate of Designations to the "delivery" of any Electronic Certificate will be deemed to be satisfied upon the registration of the electronic book-entry representing such Electronic Certificate in the name of the applicable Holder; and (D) upon satisfaction of any applicable requirements of the Delaware General Corporation Law, the Certificate of Incorporation and the Bylaws of the Company, and any related requirements of the Transfer Agent, in each case for the issuance of Convertible Preferred Stock in the form of one or more Electronic Certificates, such Electronic Certificates will be deemed to be executed by the Company and countersigned by the Transfer Agent.

(3)Due Execution by the Company. At least two (2) duly authorized Officers will sign each Physical Certificate representing any Convertible Preferred Stock on behalf of the Company by manual or facsimile signature. The validity of any Convertible Preferred Stock will not be affected by the failure of any Officer whose signature is on any Physical Certificate representing such Convertible Preferred Stock to hold, at the time such Physical Certificate is countersigned by the Transfer Agent, the same or any other office at the Company.

(4)Countersignature by Transfer Agent. No Convertible Preferred Stock represented by a Physical Certificate will be valid until the Physical Certificate is countersigned by the Transfer Agent. Each Physical Certificate will be deemed to be duly countersigned only when an authorized signatory of the Transfer Agent (or a duly appointed agent thereof) manually signs the countersignature block set forth in such Certificate.

(iii)No Bearer Certificates; Denominations. The Convertible Preferred Stock will be issued only in registered form and only in whole numbers of shares.

(iv)Registration Numbers. Each Certificate representing any Convertible Preferred Stock will bear a unique registration number that is not affixed to any other Certificate representing any other outstanding share of Convertible Preferred Stock.

(d)Method of Payment; Delay When Payment Date is Not a Business Day.

(i)Method of Payment. The Company will pay all cash amounts due on any Convertible Preferred Stock of any Holder by check issued in the name of the Holder thereof; provided, however, that if such Holder has delivered to the Company, no later than the time set forth in the next sentence, a written request to receive payment by wire transfer to an account of such Holder within the United States, then the Company will pay such cash amounts by wire transfer of immediately available funds to such account. To be timely, such written request must be delivered no later than the Close of Business on the following date: (x) with respect to the payment of any cash Accretion Amount due on a Return Payment Date for the Convertible Preferred Stock, the date that is fifteen (15) calendar days immediately before such Return Payment Date, (y) with respect to the payment of any declared cash Participating Dividend due on a Dividend Payment Date for the Convertible Preferred Stock, the related Record Date; and (z) with respect to any other payment, the date that is fifteen (15) calendar days immediately before the date such payment is due.

(ii)Delay When Payment Date is Not a Business Day. If the due date for a payment on any Convertible Preferred Stock as provided in this Certificate of Designations is not a Business Day, then, notwithstanding anything to the contrary in this Certificate of Designations, such payment may be made on the immediately following Business Day and no interest, dividend or other amount will accrue or accumulate on such payment as a result of the related delay. Solely for purposes of the immediately preceding sentence, a day on which the applicable place of payment is authorized or required by law or executive order to close or be closed will be deemed not to be a "Business Day."

(e)Register. The Company will, or will cause another Person (who may be the Transfer Agent) to act as registrar who will keep a record (the "Register") of the names and addresses of the Holders, the number of shares of Convertible Preferred Stock held by each Holder and the transfer, exchange, repurchase and conversion of the Convertible Preferred Stock. Absent manifest error, the entries in the Register will be conclusive and the Company and the Transfer Agent may treat each Person whose name is recorded as a Holder in the Register as a Holder for all purposes. The Register will be in written form or in any form capable of being converted into written form reasonably promptly. The Company will promptly provide a copy of the Register to any Holder upon its request.

(f)Legends.

(i)Restricted Stock Legend.

(1)Each Certificate representing any share of Convertible Preferred Stock that is a Transfer-Restricted Security will bear the Restricted Stock Legend.

(2)If any share of Convertible Preferred Stock is issued in exchange for, in substitution of, or to effect a partial conversion of, any other share(s) of Convertible Preferred Stock (such other share(s) being referred to as the "old share(s)" for purposes of this Section 3(f)(i)(2)), including pursuant to Section 3(h) or 3(j), then the Certificate representing such share will bear the Restricted Stock Legend if the Certificate representing such old share(s) bore the Restricted Stock Legend at the time of such exchange or substitution, or on the related Conversion Date with respect to such conversion, as applicable; provided, however, that the Certificate representing such share need not bear the Restricted Stock Legend if such share does not constitute a Transfer-Restricted Security immediately after such exchange or substitution, or as of such Conversion Date, as applicable.

(ii)Other Legends. The Certificate representing any Convertible Preferred Stock may bear any other legend or text, not inconsistent with this Certificate of Designations, as may be required by applicable law or by any securities exchange or automated quotation system on which such Convertible Preferred Stock is traded or quoted or as may be otherwise reasonably determined by the Company to be appropriate.

(iii)Acknowledgement and Agreement by the Holders. A Holder's acceptance of any Convertible Preferred Stock represented by a Certificate bearing any legend required by this Section 3(f) will constitute such Holder's acknowledgement of, and agreement to comply with, the restrictions set forth in such legend.

(iv)Legends on Conversion Shares.

(1)Each Conversion Share will bear a legend substantially to the same effect as the Restricted Stock Legend if the Convertible Preferred Stock upon the conversion of which such Conversion Share was issued was (or would have been had it not been converted) a Transfer-Restricted Security at the time such Conversion Share was issued; provided, however, that such Conversion Share need not bear such a legend if the Company determines, in its reasonable discretion, that such Conversion Share need not bear such a legend.

(2)Notwithstanding anything to the contrary in Section 3(f)(iv)(1), a Conversion Share need not bear a legend pursuant to Section 3(f)(iv)(1) if such Conversion Share is issued in an uncertificated form that does not permit affixing legends thereto, provided the Company takes measures (including the assignment thereto of a "restricted" CUSIP number) that it reasonably deems appropriate to enforce the transfer restrictions referred to in such legend.

(g)Transfers and Exchanges; Transfer Taxes; Certain Transfer Restrictions.

(i)Provisions Applicable to All Transfers and Exchanges.

(1)Generally. Subject to this Section 3(g) and the applicable provisions of the Investment Agreement and Stockholders Agreement restricting transfers of the Convertible Preferred Stock by any Holder thereof, Convertible Preferred Stock represented by any Certificate may be transferred or exchanged from time to time and the Company will cause each such transfer or exchange to be recorded in the Register.

(2)No Service Charge. The Company will not impose any service charge on any Holder for any transfer, exchange or conversion of any Convertible Preferred Stock, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge that may be imposed in connection with any transfer, exchange or conversion of Convertible Preferred Stock, other than exchanges pursuant to Section 3(h) or Section 3(o) not involving any transfer.

(3)No Transfers or Exchanges of Fractional Shares. Notwithstanding anything to the contrary in this Certificate of Designations, all transfers or exchanges of Convertible Preferred Stock must be in an amount representing a whole number of shares of Convertible Preferred Stock, and no fractional share of Convertible Preferred Stock may be transferred or exchanged.

(4)Legends. Each Certificate representing any share of Convertible Preferred Stock that is issued upon transfer of, or in exchange for, another share of Convertible Preferred Stock will bear each legend, if any, required by Section 3(f).

(5)Settlement of Transfers and Exchanges. Upon satisfaction of the requirements of this Certificate of Designations to effect a transfer or exchange of any Convertible Preferred Stock as well as the delivery of all documentation reasonably required by the Transfer Agent or the Company in order to effect any transfer or exchange, the Company will cause such transfer or exchange to be effected as soon as reasonably practicable but in no event later than the second (2nd) Business Day after the date of such satisfaction.

(ii)Transfers of Shares Subject to Repurchase or Conversion. Notwithstanding anything to the contrary in this Certificate of Designations, the Company will not be required to register the transfer of or exchange any share of Convertible Preferred Stock:

(1)that has been surrendered for conversion; or

(2)as to which a Change of Control Repurchase Notice has been duly delivered, and not withdrawn, pursuant to Section 8(f), except to the extent that the Company fails to pay the related Change of Control Repurchase Price when due.

(h)Exchange and Cancellation of Convertible Preferred Stock to Be Converted or to Be Repurchased Pursuant to a Repurchase Upon Change of Control.

(i)Partial Conversions of Physical Certificates and Partial Repurchases of Physical Certificates Pursuant to a Repurchase Upon Change of Control. If only a portion of a Holder's Convertible Preferred Stock represented by a Physical Certificate (such Physical Certificate being referred to as the "old Physical Certificate" for purposes of this Section 3(h)(i)) is to be converted pursuant to Section 10 or repurchased pursuant to a Repurchase Upon Change of Control, then, as soon as reasonably practicable after such Physical Certificate is surrendered for such conversion or repurchase, as applicable, the Company will cause such Physical Certificate to be exchanged for (1) one or more Certificates that each represent a whole number of shares of Convertible Preferred Stock and, in the aggregate, represent a total number of shares of Convertible Preferred Stock equal to the whole number of shares of Convertible Preferred Stock represented by such old Physical Certificate that are not to be so converted or repurchased, as applicable, and deliver such Certificate(s) to such Holder; and (2) a Certificate representing a whole number of shares of Convertible Preferred Stock equal to the whole number of shares of Convertible Preferred Stock represented by such old Certificate that are to be so converted or repurchased, as applicable, which Certificate will be converted or repurchased, as applicable, pursuant to the terms of this Certificate of Designations; provided, however, that the Certificate referred to in this clause (2) need not be issued at any time after which such shares subject to such conversion or repurchase, as applicable, are deemed to cease to be outstanding pursuant to Section 3(n).

(ii)Cancellation of Convertible Preferred Stock that Is Converted and Convertible Preferred Stock that Is Repurchased Pursuant to a Repurchase Upon Change of Control. If a Holder's Convertible Preferred Stock represented by a Certificate (or any portion thereof that has not theretofore been exchanged pursuant to Section 3(h)(i)) (such Certificate being referred to as the "old Certificate" for purposes of this Section 3(h)(ii)) is to be converted pursuant to Section 10 or repurchased pursuant to a Repurchase Upon Change of Control, then, promptly after the later of the time such Convertible Preferred Stock is deemed to cease to be outstanding pursuant to Section 3(n) and the time such old Certificate is surrendered for such conversion or repurchase, as applicable, (A) such old Certificate will be cancelled pursuant to Section 3(l); and (B) in the case of a partial conversion or repurchase, the Company will issue, execute and deliver to such Holder, and cause the Transfer Agent to countersign, one or more Certificates that (x) each represent a whole number of shares of Convertible Preferred Stock and, in the aggregate, represent a total number of shares of Convertible Preferred Stock equal to the number of whole shares of Convertible Preferred Stock represented by such old Certificate that are not to be so converted or repurchased, as applicable; (y) are registered in the name of such Holder; and (z) bear each legend, if any, required by Section 3(f).

(i)Status of Retired Shares. Upon any share of Convertible Preferred Stock ceasing to be outstanding, such share will be deemed to be retired and to resume the status of an authorized and unissued share of preferred stock of the Company, and such share cannot thereafter be reissued as Convertible Preferred Stock.

(j)Replacement Certificates. If a Holder of any Convertible Preferred Stock claims that the Certificate(s) representing such Convertible Preferred Stock have been mutilated, lost, destroyed or wrongfully taken, then the Company will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(c), a replacement Certificate representing such Convertible Preferred Stock upon surrender to the Company or the Transfer Agent of such mutilated Certificate, or upon delivery to the Company or the Transfer Agent of evidence of such loss, destruction or wrongful taking reasonably satisfactory to the Transfer Agent and the Company. In the case of a lost, destroyed or wrongfully taken Certificate representing any Convertible Preferred Stock, the Company and the Transfer Agent may require the Holder thereof to provide such security or indemnity that is reasonably satisfactory to the Company and the Transfer Agent to protect the Company and the Transfer Agent from any loss that any of them may suffer if such Certificate is replaced. Every replacement Certificate representing Convertible Preferred Stock issued pursuant to this Section 3(j) will, upon such replacement, be deemed to be outstanding Convertible Preferred Stock, entitled to all of the benefits of this Certificate of Designations equally and ratably with all other Convertible Preferred Stock then outstanding.

(k)Registered Holders. Only the Holder of any Convertible Preferred Stock will have rights under this Certificate of Designations as the owner of such Convertible Preferred Stock.

(l)Cancellation. The Company may at any time deliver Convertible Preferred Stock owned by the Company to the Transfer Agent for cancellation. The Company will cause the Transfer Agent to promptly cancel all shares of Convertible Preferred Stock so surrendered to it in accordance with its customary procedures.

(m)Shares Held by the Company or its Subsidiaries. Without limiting the generality of Section 3(n), in determining whether the Holders of the required number of outstanding shares of Convertible Preferred Stock have concurred in any direction, waiver or consent, shares of Convertible Preferred Stock owned by the Company or any of its Subsidiaries will be deemed not to be outstanding.

(n)Outstanding Shares.

(i)Generally. The shares of Convertible Preferred Stock that are outstanding at any time will be deemed to be those shares of Convertible Preferred Stock that are outstanding on the Company's Register, excluding those shares of Convertible Preferred Stock that have theretofore been (1) cancelled in accordance with Section 3(l); (2) paid in full upon their conversion or upon their repurchase pursuant to a Repurchase Upon Change of Control in accordance with this Certificate of Designations; or

(3)deemed to cease to be outstanding to the extent provided in, and subject to, clause (ii), (iii) or (iv) of this Section 3(n).

(ii)Replaced Shares. If any Certificate representing any share of Convertible Preferred Stock is replaced pursuant to Section 3(j), then such share will cease to be outstanding at the time of such replacement, unless the Transfer Agent and the Company receive proof reasonably satisfactory to them that such share is held by a "bona fide purchaser" under applicable law.

(iii)Shares to Be Repurchased Pursuant to a Repurchase Upon Change of Control. If, on a Change of Control Repurchase Date, the Company has segregated consideration in kind and amount that is sufficient to pay the aggregate Change of Control Repurchase Price due on such date solely for the benefit of the applicable Holders, then (unless there occurs a default in the payment of the Change of Control Repurchase Price) (1) the Convertible Preferred Stock to be repurchased on such date will be deemed, as of such date, to cease to be outstanding; (2) the Accretion Amount will cease to accumulate on such Convertible Preferred Stock from and after such Change of Control Repurchase Date; and (3) the rights of the Holders of such Convertible Preferred Stock, as such, will terminate with respect to such Convertible Preferred Stock, other than the right to receive the Change of Control Repurchase Price as provided in Section 8 and, if applicable, Section 16.

(iv)Shares to Be Converted. If any Convertible Preferred Stock is to be converted, then, at the Close of Business on the Conversion Date for such conversion (unless there occurs a default in the delivery of the Conversion Consideration due pursuant to Section 10 upon such conversion): (1) such Convertible Preferred Stock will be deemed to cease to be outstanding; (2) the Accretion Amount will cease to accumulate on such Convertible Preferred Stock from and after such Conversion Date; and (3) the rights of the Holders of such Convertible Preferred Stock, as such, will terminate with respect to such Convertible Preferred Stock, other than the right to receive such Conversion Consideration as provided in Section 10 and, if applicable, Section 16; provided, however, if any Conversion Consideration is not delivered due to the limitations set forth in Section 10(h), until the delivery of such Conversion Consideration, shares of Convertible Preferred Stock for which Conversion Consideration has not been delivered shall be deemed not to have converted, the Accretion

Amount shall continue to accumulate thereon and the Conversion Consideration ultimately paid out in respect thereof shall take into account such accumulated Accretion Amount (to the extent not previously paid in cash).

(o)Notations and Exchanges. Without limiting any rights of Holders pursuant to Section 9, if any amendment, supplement or waiver to the Certificate of Incorporation or this Certificate of Designations changes the terms of any Convertible Preferred Stock, then the Company may, in its discretion, require the Holder of the Certificate representing such Convertible Preferred Stock to deliver such Certificate to the Transfer Agent so that the Transfer Agent may place an appropriate notation prepared by the Company on such Certificate and return such Certificate to such Holder. Alternatively, at its discretion, the Company may, in exchange for such Convertible Preferred Stock, issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(c), a new Certificate representing such Convertible Preferred Stock that reflects the changed terms. The failure to make any appropriate notation or issue a new Certificate representing any Convertible Preferred Stock pursuant to this Section 3(o) will not impair or affect the validity of such amendment, supplement or waiver.

Section 4. RANKING. The Convertible Preferred Stock will rank (a) senior to (i) Dividend Junior Stock with respect to the payment of dividends; and (ii) Liquidation Junior Stock with respect to the distribution of assets upon the Company's liquidation, dissolution or winding up;

(b)equally with (i) Dividend Parity Stock with respect to the payment of dividends; and (ii) Liquidation Parity Stock with respect to the distribution of assets upon the Company's liquidation, dissolution or winding up; and (c) junior to (i) Dividend Senior Stock with respect to the payment of dividends; and (ii) Liquidation Senior Stock with respect to the distribution of assets upon the Company's liquidation, dissolution or winding up.

Section 5. ACCRETING RETURN; PARTICIPATING DIVIDENDS.

(a)Accreting Return.

(i)Accumulation and Payment of Accretion Amount. The Convertible Preferred Stock will accumulate an accreting return at a rate per annum equal to the Return Rate on the Accreted Liquidation Preference thereof (calculated in accordance with Section 5(a)(ii)), regardless of whether or not declared or funds are legally available for their payment (such accreting return that accumulates on the Convertible Preferred Stock pursuant to this sentence, the "Accretion Amount"). Subject to the other provisions of this Section 5 (including, for the avoidance of doubt, Section 5(a)(iii)), such Accretion Amount will be payable quarterly in arrears on each Return Payment Date. The Accretion Amount on the Convertible Preferred Stock will accumulate from, and including, the last date on which the Accretion Amount has been paid (or, if no Accretion Amount has been paid, from, and including, the Initial Issue Date) to, but excluding, the next Return Payment Date.

(ii)Computation of Accumulated Accretion Amount. The accumulated Accretion Amount will be computed on the basis of a 360-day year comprised of twelve 30-day months. The Accretion Amount on each share of Convertible Preferred Stock will accumulate on the Accreted Liquidation Preference of such share as of immediately before the Close of Business on the preceding Return Payment Date (or, if there is no preceding Return Payment Date, on the Initial Issue Date).

(iii)Treatment of Accretion Amount on Return Payment Date. The Company may, at its option, pay the accumulated and unpaid Accretion Amount on the Convertible Preferred Stock in cash on any Return Payment Date if, as and when authorized by the Board of Directors and declared by the Company and if the Company is legally and contractually permitted to do so. If the Company does not elect to pay such unpaid Accretion Amount for the current Return Payment Date in cash prior to the Close of Business on each such Return Payment Date, the Accretion Amount will be deemed paid on the Convertible Preferred Stock on each such Return Payment Date by adding (without duplication), effective immediately before the Close of Business on such Return Payment Date, to the Accreted Liquidation Preference of each share of Convertible Preferred Stock outstanding as of such time, an amount equal to the unpaid Accretion Amount that has accumulated on such share in respect of the Return Period ending on, but excluding, such Return Payment Date.

(iv)Construction. Any Accretion Amount which is added to the Accreted Liquidation Preference thereof pursuant to Section 5(a)(iii) will be deemed to be "declared" and "paid" on the Convertible Preferred Stock for all purposes of this Certificate of Designations.

(b) Participating Dividends.

(i)Generally. Subject to Section 5(b)(ii) and except with respect to an initial dividend of rights to the holders of Common Stock upon adoption of a stockholder rights plan authorized in accordance with Section 9(b) and as set forth in Section 10(f)(vii), no dividend or other distribution on the Common Stock (whether in cash, securities or other property, or any combination of the foregoing) will be declared or paid on the Common Stock unless, at the time of such declaration and payment, an equivalent dividend or distribution is declared and paid, respectively, on the Convertible Preferred Stock (such a dividend or distribution on the Convertible Preferred Stock, a "Participating Dividend," and such corresponding dividend or distribution on the Common Stock, the "Common Stock Participating Dividend"), such that (1) the Record Date and the payment date for such Participating Dividend occur on the same dates as the Record Date and payment date, respectively, for such Common Stock Participating Dividend; and (2) the kind and amount of consideration payable per share of Convertible Preferred Stock in such

Participating Dividend is the same kind and amount of consideration that would be payable in the Common Stock Participating Dividend in respect of a number of shares of Common Stock equal to the number of shares of Common Stock that would be issuable (determined in accordance with Section 10 but without regard to any limitations then in effect pursuant to Section 10(h) and without regard to Section 10(e)(ii)) in respect of one (1) share of Convertible Preferred Stock that is converted pursuant to an Optional Conversion with a Conversion Date occurring on such Record Date (subject to the same arrangements, if any, in such Common Stock Participating Dividend not to issue or deliver a fractional portion of any security or other property, but with such arrangement applying separately to each Holder and computed based on the total number of shares of Convertible Preferred Stock held by such Holder on such Record Date).

(ii)Common Stock Change Events and Stock Splits, Dividends and Combinations. Section 5(b)(i) will not apply to, and no Participating Dividend will be required to be declared or paid in respect of, a Common Stock Change Event, or an event for which an adjustment to the Conversion Price is required (or would be required without regard to Section 10(f)(iii)) and has been made pursuant to Section 10(f)(i)(1) or Section 10(i).

(c)Treatment of Participating Dividends Upon Liquidation, Repurchase Upon Change of Control or Conversion. If the date of a Liquidation, Change of Control

Repurchase Date or Conversion Date of any share of Convertible Preferred Stock is after a Record Date for a declared Participating Dividend on the Convertible Preferred Stock and on or before the Dividend Payment Date, then the Holder of such share at the Close of Business on such Record Date will be entitled, notwithstanding the related Liquidation, Repurchase Upon Change of Control or conversion, as applicable, to receive, on or, at the Company's election, before such Dividend Payment Date, such declared Participating Dividend on such share.

Section 6. RIGHTS UPON LIQUIDATION, DISSOLUTION OR WINDING UP.

(a)Generally. If the Company liquidates, dissolves or winds up, whether voluntarily or involuntarily (each, a "Liquidation"), then, subject to the rights of any of the Company's creditors or holders of any outstanding Liquidation Senior Stock, each Holder will be entitled to receive payment for the greater of the amounts set forth in clause (i) and (ii) below out of the Company's assets or funds legally available for distribution to the Company's stockholders, before any such assets or funds are distributed to, or set aside for the benefit of, any Liquidation Junior Stock:

(i)the Aggregate Accreted Liquidation Preference of all shares of Convertible Preferred Stock held by such Holder (including any accumulated and unpaid Accretion Amount on such Holder's shares of Convertible Preferred Stock to, but excluding, the date of such payment); and

(ii)the aggregate amount such Holder would have received in respect of the number of shares of Common Stock that would be issuable upon conversion of all shares of Convertible Preferred Stock held by such Holder in connection with an Optional Conversion, assuming the Conversion Date of such conversion occurs on the date of such payment without regard to any limitations set forth in Section 10(h).

Upon payment of such amount in full on the outstanding Convertible Preferred Stock, Holders of the Convertible Preferred Stock will have no rights to the Company's remaining assets or funds, if any. If such assets or funds are insufficient to fully pay such amount on all outstanding shares of Convertible Preferred Stock and the corresponding amounts payable in respect of all outstanding shares of Liquidation Parity Stock, if any, then, subject to the rights of any of the Company's creditors or holders of any outstanding Liquidation Senior Stock, such assets or funds will be distributed ratably on the outstanding shares of Convertible Preferred Stock and Liquidation Parity Stock in proportion to the full respective distributions to which such shares would otherwise be entitled.

(b)Certain Business Combination Transactions Deemed Not to Be a Liquidation. For purposes of Section 6(a), the Company's consolidation or combination with, or merger with or into, or the sale, lease or other transfer of all or substantially all of the Company's assets (other than a sale, lease or other transfer in connection with a Liquidation) to, another Person will not, in itself, constitute a Liquidation, even if, in connection therewith (but without limiting Section 8), the Convertible Preferred Stock is converted into, or is exchanged for, or represents solely the right to receive, other securities, cash or other property, or any combination of the foregoing.

Section 7. NO RIGHT OF REDEMPTION BY THE COMPANY. The Company does not have the right to redeem the Convertible Preferred Stock at its election.

Section 8. RIGHT OF HOLDERS TO REQUIRE THE COMPANY TO REPURCHASE CONVERTIBLE PREFERRED STOCK UPON A CHANGE OF CONTROL

(a)Change of Control Repurchase Right. Subject to the other terms of this Section 8, if a Change of Control occurs, then each Holder will have the right (the "Change of Control Repurchase Right") to require the Company to repurchase all, or any portion that is less than all (but represents a whole number), of such Holder's shares of Convertible Preferred Stock on the Change of Control Repurchase Date for such Change of Control for a cash purchase price equal to the Change of Control Repurchase Price. For clarity, any shares of Convertible Preferred Stock in respect of which a Holder does not exercise the right to require the Company to repurchase as set forth in this Section 8 shall remain outstanding.

(b)Funds Legally Available for Payment of Change of Control Repurchase Price; Covenant Not to Take Certain Actions. Notwithstanding anything to the contrary in this Section 8 but subject to Section 16, (i) the Company will not be obligated to pay the Change of Control Repurchase Price of any shares of Convertible Preferred Stock to the extent, and only to the extent, the Company does not have sufficient funds legally available to pay the same; and (ii) if the Company does not have sufficient funds legally available to pay the Change of Control Repurchase Price of all shares of Convertible Preferred Stock that are otherwise to be repurchased pursuant to a Repurchase Upon Change of Control, then (1) the Company will pay the maximum amount of such Change of Control Repurchase Price that can be paid out of funds legally available for payment, which payment will be made pro rata to each Holder based on the total number of shares of Convertible Preferred Stock of such Holder that were otherwise to be repurchased pursuant to such Repurchase Upon Change of Control; and (2) the Company will cause all such shares as to which the Change of Control Repurchase Price was not paid to be returned to the Holder(s) thereof, and such shares will be deemed to remain outstanding (with the Accretion Amount accumulating and rights to receive Participating Dividends pursuant to Section 5 continuing). Except with the prior written consent of the Holders of a majority of the then outstanding shares of Convertible Preferred Stock, the Company will not voluntarily take any action, or voluntarily engage in any transaction, that would result in a Change of Control unless the Company has (and will have through the date of payment) sufficient funds legally available to fully pay the maximum aggregate Change of Control Repurchase Price that would be payable in respect of such Change of Control on all shares of Convertible Preferred Stock then outstanding.

(c)Change of Control Repurchase Date. The Change of Control Repurchase Date for any Change of Control will be a Business Day of the Company's choosing that is no more than sixty (60), nor less than thirty (30), calendar days after the date the Company sends the related Change of Control Notice pursuant to Section 8(e).

(d)Change of Control Repurchase Price. The Change of Control Repurchase Price for any share of Convertible Preferred Stock to be repurchased upon a Repurchase Upon Change of Control is an amount in cash equal to the greater of (i) (x) if the effective date of the Change of Control occurs on or prior to the third (3rd) year anniversary of the Initial Issue Date, one hundred and one percent (101%) of the Accreted Liquidation Preference for such share at the Close of Business on such Change of Control Repurchase Date (including any accumulated and unpaid Accretion Amount on such share as of such date) or (y) if the effective date of the Change of Control occurs after the third (3rd) year anniversary of the Initial Issue Date, one hundred percent (100%) of the Accreted Liquidation Preference for such share at the Close of Business on such Change of Control Repurchase Date (including any accumulated and unpaid Accretion Amount on such share as of such date); and (ii) the amount in cash (if any) such Holder would have received in respect of the number of shares of Common Stock that would be issuable upon conversion of such share in connection with the Change of Control, assuming the Conversion Date of such conversion occurs on the effective date of the Change of Control without regard to any limitations set forth in Section 10(h).

(e)Change of Control Notice. On or before the tenth (10th) Business Day prior to the effective date of a Change of Control (or, if later, promptly after the Company discovers that a Change of Control may occur), the Company will send to each Holder a notice of such Change of Control (a "Change of Control Notice"). Such Change of Control Notice must state:

(i)briefly, the events causing such Change of Control;

(ii)the expected effective date of such Change of Control;

(iii)the procedures that a Holder must follow to require the Company to repurchase its Convertible Preferred Stock pursuant to this Section 8, including the deadline for exercising the Change of Control Repurchase Right and the procedures for submitting and withdrawing a Change of Control Repurchase Notice;

(iv)the Change of Control Repurchase Date for such Change of Control;

(v)the Change of Control Repurchase Price per share of Convertible Preferred Stock;

(vi)the Conversion Price in effect on the date of such Change of Control Notice and a description and quantification of any adjustments to the Conversion Price that may result from such Change of Control;

(vii)that shares of Convertible Preferred Stock for which a Change of Control Repurchase Notice has been duly tendered and not duly withdrawn must be delivered to the Company for the Holder thereof to be entitled to receive the Change of Control Repurchase Price; and

(viii)that shares of Convertible Preferred Stock that are subject to a Change of Control Repurchase Notice that has been duly tendered may be converted only if such Change of Control Repurchase Notice is withdrawn in accordance with this Certificate of Designations.

(f)Procedures to Exercise the Change of Control Repurchase Right.

(i)Delivery of Change of Control Repurchase Notice and Shares of Convertible Preferred Stock to Be Repurchased. To exercise its Change of Control Repurchase Right for any share(s) of Convertible Preferred Stock in connection with a Change of Control, the Holder thereof must deliver to the Company:

(1)before the Close of Business on the Business Day immediately before the related Change of Control Repurchase Date (or such later time as may be required by law), a duly completed, written Change of Control Repurchase Notice with respect to such share(s); and

(2)such share(s), duly endorsed for transfer (to the extent such share(s) are represented by one or more Physical Certificates).

(ii)Contents of Change of Control Repurchase Notices. Each Change of Control Repurchase Notice with respect to any share(s) of Convertible Preferred Stock must state:

(1)if such share(s) are represented by one or more Physical Certificates, the certificate number(s) of such Physical Certificate(s);

(2)the number of shares of Convertible Preferred Stock to be repurchased, which must be a whole number; and

(3)that such Holder is exercising its Change of Control Repurchase Right with respect to such share(s).

(iii)Withdrawal of Change of Control Repurchase Notice. A Holder that has delivered a Change of Control Repurchase Notice with respect to any share(s) of Convertible Preferred Stock may withdraw such Change of Control Repurchase Notice by delivering a written notice of withdrawal to the Company at any time before the Close of Business on the Business Day immediately before the related Change of Control Repurchase Date. Such withdrawal notice must state:

(1)if such share(s) are represented by one or more Physical Certificates, the certificate number(s) of such Physical Certificate(s);

(2)the number of shares of Convertible Preferred Stock to be withdrawn, which must be a whole number; and

(3)the number of shares of Convertible Preferred Stock, if any, that remain subject to such Change of Control Repurchase Notice, which must be a whole number.

If any Holder delivers to the Company any such withdrawal notice withdrawing any share(s) of Convertible Preferred Stock from any Change of Control Repurchase Notice previously delivered to the Company, and such share(s) have been surrendered to the Paying Agent, then such share(s) will be returned to the Holder thereof.

(g)Payment of the Change of Control Repurchase Price. Subject to Section 8(b), the Company will cause the Change of Control Repurchase Price for each share of Convertible Preferred Stock to be repurchased pursuant to a Repurchase Upon Change of Control to be paid to the Holder thereof on or before the later of (i) the applicable Change of Control Repurchase Date; and (ii) if applicable, the date the Physical Certificate in respect of such share is delivered to the Company or the Transfer Agent.

Section 9. VOTING RIGHTS. The Convertible Preferred Stock will have the voting rights set forth in this Section 9 and as otherwise provided in the Certificate of Incorporation or required by the Delaware General Corporation Law.

(a)Voting and Consent Rights with Respect to Specified Matters.

(i)Generally. Subject to the other provisions of this Section 9(a), while any Convertible Preferred Stock is outstanding, each following event will require, and cannot be effected without, the affirmative vote or consent of Holders representing at least a majority of the combined outstanding voting power of the Convertible Preferred Stock:

(1)any amendment, modification, repeal or waiver of any provision of the Certificate of Incorporation or this Certificate of Designations that adversely affects the rights, preferences, privileges or powers of the Convertible Preferred Stock (other than an amendment, modification or repeal permitted by Section 9(a)(ii));

(2)the issuance of (x) any additional Convertible Preferred Stock (other than pursuant to, and in accordance with, the terms and conditions of the Investment Agreement), (y) any other Capital Stock or other Equity-Linked Securities of the Company, in each case, that constitute Dividend Parity Stock, Dividend Senior Stock, Liquidation Parity Stock or Liquidation Senior Stock or (z) any Series $4.75 Preferred Stock (as defined in the Certificate of Incorporation);

(3)the declaration or payment of any dividends or distributions on, or the redemption or repurchase (including by way of tender or exchange offer) of, any Dividend Junior Stock or Liquidation Junior Stock by the Company (provided that the foregoing shall not restrict (i) any redemption of any shares of Dividend Junior Stock or Liquidation Junior Stock solely in exchange for any other class or series of Dividend Junior Stock (in the case of Dividend Junior Stock) or Liquidation Junior Stock (in the case of Liquidation Junior Stock); (ii) any such dividends or distributions in which the Holders of Convertible Preferred Stock are entitled to participate as a Participating Dividend; or (iii) any repurchases pursuant to any Company Common Stock buyback program (provided that, for avoidance of doubt, such repurchases pursuant to such program shall be subject to Section 10(f)(i)(2)); or

(4)agree to any of the foregoing events or transactions.

(ii)Certain Amendments Permitted Without Consent. Notwithstanding anything to the contrary in Section 9(a), the Company may amend, modify or repeal any of the terms of the Convertible Preferred Stock without the vote or consent of any Holder to cure any ambiguity or correct any omission, defect or inconsistency in this Certificate of Designations or the Certificates representing the Convertible Preferred Stock, including the filing of a certificate of correction, or a corrected instrument, pursuant to Section 103(f) of the Delaware General Corporation Law in connection therewith.

(b)Rights Plan. Nothing in the foregoing Section 9(a) shall be deemed to limit the ability of the Board of Directors or the Company (i) from taking any action contemplated by that certain Rights Agreement between the Company and Equiniti Trust Company, as Rights Agent, dated March 30, 2020 (the "Rights Plan"), or (ii) to adopt a customary stockholders' rights plan in accordance with applicable law with respect to rights to purchase Preferred Stock that is Dividend Junior Stock and Liquidation Junior Stock, so long as, in each case, the Convertible Preferred Stock is entitled to the rights and benefits pursuant to Section 10(f)(vii).

(c)Right to Vote with Holders of Common Stock on an As-Converted Basis. Subject to the other provisions of, and without limiting the other voting rights provided in, this Section 9, and except as provided in the Certificate of Incorporation or required by the Delaware General Corporation Law, the Holders will have the right, from and after the Antitrust Clearance Date, to vote together as a single class with the holders of the Common Stock on each matter submitted for a vote or consent by the holders of the Common Stock, and, solely for these purposes, (i) the Convertible Preferred Stock of each Holder will entitle such Holder to cast a number of votes on such matter equal to the number of votes such Holder would have been entitled to cast if such Holder were the holder of record, as of the record date or, if there is no record date, other relevant date for such matter, of a number of shares of Common Stock equal to the number of shares of Common Stock that would be issuable (determined in accordance with Section 10(e), including Section 10(e)(ii)) upon conversion of such Convertible Preferred Stock assuming such Convertible Preferred Stock were converted pursuant to an Optional Conversion with a Conversion Date occurring on such record date or, if there is no record date, other relevant date; and (ii) the Holders will be entitled to notice of all stockholder meetings or proposed actions by written consent in accordance with the Certificate of Incorporation, the Bylaws of the Company, and the Delaware General Corporation Law as if the Holders were holders of Common Stock. For the avoidance of doubt, the voting rights set forth in this Section 9(c) will be limited (i) to the same extent to which the right to convert the Convertible Preferred Stock is limited pursuant to Section 10(h) and (ii) solely for purposes of calculating the voting rights of the Convertible Preferred Stock pursuant to this Section 9(c), the Conversion Price used to calculate the number of shares of Common Stock issuable upon conversion of the Convertible Preferred Stock assuming such Convertible Preferred Stock were converted pursuant to an Optional Conversion shall be the greater of (1) the Conversion Price in effect on such Conversion Date and (2) the Stock Exchange Minimum Voting Price.

(d)Procedures for Voting and Consents.

(i)Rules and Procedures Governing Votes and Consents. If any vote or consent of the Holders will be held or solicited, including at a regular annual meeting or a special meeting of stockholders, then (1) the Board of Directors will adopt customary rules and procedures at its discretion to govern such vote or consent, subject to the other provisions of this Section 9; and (2) such rules and procedures may include fixing a record date to determine the Holders that are entitled to vote or provide consent, as applicable, rules governing the solicitation and use of proxies or written consents; provided, however, that with respect to any voting rights of the Holders pursuant to Section 9(c), such rules and procedures will be the same rules and procedures that apply to holders of the Common Stock with respect to the applicable matter referred to in Section 9(c) (other than any limitation applicable to holders of Common Stock in respect of action by written consent).

(ii)Voting Power of the Convertible Preferred Stock. Each share of Convertible Preferred Stock will be entitled to one vote on each matter on which the Holders of the Convertible Preferred Stock are entitled to vote separately as a class and not together with the holders of any other class or series of stock.

(iii)Written Consent in Lieu of Stockholder Meeting. A consent or affirmative vote of the Holders pursuant to this Section 9 may be given or obtained either in writing without a meeting or in person or by proxy at a regular annual meeting or a special meeting of stockholders.

(e)Right to Designate Preferred Stock Directors. Notwithstanding anything to the contrary in the Certificate of Incorporation or Bylaws, on and after the Antitrust Clearance Date until the Sunset Date (as defined in the Stockholders Agreement), (i) the Holders of a majority of the then outstanding shares of Convertible Preferred Stock shall have, at each annual meeting of the Company's stockholders at which the Board of Directors is obligated to nominate one or more Stockholder Designated Directors (as defined in the Stockholders Agreement) for election to the Board of Directors pursuant to and in accordance with the Stockholders Agreement, the exclusive right, voting separately as a class, to elect or appoint such Stockholder Designated Director(s) to the Board of Directors, irrespective of whether the Board of Directors has nominated such Stockholder Designated Director(s), (ii) the Holders of a majority of the then outstanding shares of Convertible Preferred Stock shall have the exclusive right to remove any Stockholder Designated Director(s) at any time for any reason or no reason (with or without cause) by sending a written notice to the Company and, upon receipt of such notice by the Company, such Stockholder Designated Director (s) shall be deemed to have resigned from the Board of Directors, and (iii) in the event of the death, disability, resignation or removal of any Stockholder Designated Director(s), the Holders of a majority of the then outstanding shares of Convertible Preferred Stock shall have the exclusive right to designate or appoint a successor to fill the vacancy created thereby. Except as otherwise set forth in the Stockholders Agreement, the Board of Directors and the holders of Common Stock shall not have the right to remove any Stockholder Designated Director(s) from the Board of Directors (even for cause), such right of removal being vested exclusively with the Holders of a majority of the then outstanding shares of Convertible Preferred Stock.

Section 10. CONVERSION.

(a)Generally. Subject to the provisions of this Section 10, the Convertible Preferred Stock may be converted only pursuant to a Mandatory Conversion or an Optional Conversion.

(b)Conversion at the Option of the Holders.

(i)Conversion Right; When Shares May Be Submitted for Optional Conversion. Subject to the provisions of this Section 10, Holders will have the right to submit all, or any portion that is less than all, of their shares of Convertible Preferred Stock pursuant to an Optional Conversion at any time after the Antitrust Clearance Date; provided, however, that, notwithstanding anything to the contrary in this Certificate of Designations:

(1)if a Change of Control Repurchase Notice is validly delivered pursuant to Section 8(f)(i) with respect to any share of Convertible Preferred Stock, then such share may not be submitted for Optional Conversion, except to the extent (A) such share is not subject to such notice; (B) such notice is withdrawn in accordance with Section 8(f)(iii); or (C) the Company fails to pay the Change of Control Repurchase Price for such share in accordance with this Certificate of Designations; and

(2)shares of Convertible Preferred Stock that are subject to Mandatory Conversion pursuant to Section 10(c) may not be submitted for Optional Conversion after the Close of Business on the Business Day immediately before the related Mandatory Conversion Date.

(ii)Conversions of Fractional Shares Not Permitted. Notwithstanding anything to the contrary in this Certificate of Designations, in no event will any Holder be entitled to convert a number of shares of Convertible Preferred Stock that is not a whole number.

(c)Mandatory Conversion at the Company's Election.

(i)Mandatory Conversion Right. Subject to the provisions of this Section 10, the Company has the right (the "Mandatory Conversion Right"), exercisable at its election, to designate any Business Day after the third anniversary of the Initial Issue Date as a Conversion Date for the conversion (such a conversion, a "Mandatory Conversion") of all, but not less than all (except as provided below when the Ownership Limitation is in effect), of the outstanding shares of Convertible Preferred Stock, but only if the VWAP per share of Common Stock exceeds two hundred percent (200%) of the Conversion Price on each of at least twenty (20)Trading Days (whether or not consecutive) during the thirty (30) consecutive Trading Days ending on, and including, the Trading Day immediately before the Mandatory Conversion Notice Date for such Mandatory Conversion. Notwithstanding the foregoing, if the Ownership Limitation is then in effect, the Company may exercise its Mandatory Conversion Right only in respect of the portion of each Holder's Convertible Preferred Stock up to, but not more than, the Ownership Limitation, subject to the other requirements of this Certificate of Designations applicable to such Mandatory Conversion.

(ii)Mandatory Conversion Prohibited in Certain Circumstances. The Company will not exercise its Mandatory Conversion Right, or otherwise send a Mandatory Conversion Notice, with respect to any Convertible Preferred Stock pursuant to this Section 10(c) unless the Common Stock Liquidity Conditions are satisfied with respect to the Mandatory Conversion. Notwithstanding anything to the contrary in this Section 10(c), the Company's exercise of its Mandatory Conversion Right, and any related Mandatory Conversion Notice, will not apply to any share of Convertible Preferred Stock as to which a Change of Control Repurchase Notice has been duly delivered, and not withdrawn, pursuant to Section 8(f).

(iii)Mandatory Conversion Date. The Mandatory Conversion Date for any Mandatory Conversion will be a Business Day of the Company's choosing that is no more than twenty (20), nor less than ten (10), Business Days after the Mandatory Conversion Notice Date for such Mandatory Conversion.

(iv)Mandatory Conversion Notice. To exercise its Mandatory Conversion Right with respect to any shares of Convertible Preferred Stock, the Company must send to each Holder of such shares a written notice of such exercise (a "Mandatory Conversion Notice").

Such Mandatory Conversion Notice must state:

(1)that the Company has exercised its Mandatory Conversion Right to cause the Mandatory Conversion of the shares;

(2)the Mandatory Conversion Date for such Mandatory Conversion and the date scheduled for the settlement of such Mandatory Conversion;

(3)that shares of Convertible Preferred Stock subject to Mandatory Conversion may be converted earlier at the option of the Holders thereof pursuant to an Optional Conversion at any time before the Close of Business on the Business Day immediately before the Mandatory Conversion Date; and

(4)the Conversion Price in effect on the Mandatory Conversion Notice Date for such Mandatory Conversion.

(d)Conversion Procedures.

(i)Mandatory Conversion. If the Company duly exercises, in accordance with Section 10(c), its Mandatory Conversion Right with respect to any share of Convertible Preferred Stock, then (1) the Mandatory Conversion of such share will occur automatically and without the need for any action on the part of the Holder(s) thereof; and (2) the shares of Common Stock due upon such Mandatory Conversion will be registered in the name of, and, if applicable, the cash due upon such Mandatory Conversion will be delivered to, the Holder(s) of such share of Convertible Preferred Stock as of the Close of Business on the related Mandatory Conversion Date.

(ii)Requirements for Holders to Exercise Optional Conversion Right.

(1)Generally. To convert any share of Convertible Preferred Stock pursuant to an Optional Conversion, the Holder of such share must

(w)complete, manually sign and deliver to the Company an Optional Conversion Notice; (x) deliver any Physical Certificate representing such Convertible Preferred Stock to the Company (at which time such Optional Conversion will become irrevocable);

(y)furnish any endorsements and transfer documents that the Company may require; and (z) if applicable, pay any documentary or other taxes pursuant to Section 11(d).

(2)Optional Conversion Permitted only During Business Hours. Convertible Preferred Stock may be surrendered for Optional Conversion only after the Open of Business and before the Close of Business on a day that is a Business Day.

(iii)No Adjustments for Accumulated Accretion Amount. Without limiting any adjustments to the Accreted Liquidation Preference required by this Certificate of Designations, the Conversion Price will not be adjusted to account for any accumulated and unpaid Accretion Amount on any Convertible Preferred Stock being converted.

(iv)When Holders Become Stockholders of Record of the Shares of Common Stock Issuable Upon Conversion. The Person in whose name any share of Common Stock is issuable upon conversion of any Convertible Preferred Stock will be deemed to become the holder of record of such share as of the Close of Business on the Conversion Date for such conversion.

(e)Settlement upon Conversion.

(i)Generally. Subject to Section 10(e)(ii) and Section 13(b), the consideration due upon settlement of the conversion of each share of Convertible Preferred Stock will consist of a number of shares of Common Stock equal to the quotient obtained by dividing (x) the Accreted Liquidation Preference of such share of Convertible Preferred Stock (including any accumulated and unpaid Accretion Amount on such shares) immediately before the Close of Business on the Conversion Date for such conversion by (y) the Conversion Price in effect immediately before the Close of Business on such Conversion Date.

(ii)Payment of Cash in Lieu of any Fractional Share of Common Stock. Subject to Section 13(b), in lieu of delivering any fractional share of

Common Stock otherwise due upon conversion of any Convertible Preferred Stock, the Company will, to the extent it is legally able to do so and permitted under the terms of its indebtedness for borrowed money, pay cash based on the Last Reported Sale Price per share of Common Stock on the Conversion Date for such conversion (or, if such Conversion Date is not a Trading Day, the immediately preceding Trading Day).

(iii)Delivery of Conversion Consideration. Subject to Section 10(f)(i)(2), the Company will pay or deliver, as applicable, the Conversion Consideration due upon conversion of any Convertible Preferred Stock on or before the second (2nd) Business Day immediately after the Conversion Date for such conversion.

(f)Conversion Price Adjustments.

(i)Events Requiring an Adjustment to the Conversion Price. The Conversion Price will be adjusted from time to time as follows:

(1)Stock Dividends, Splits and Combinations. If the Company issues solely shares of Common Stock as a dividend or distribution on all or substantially all shares of the Common Stock, or if the Company effects a stock split or a stock combination of the Common Stock (in each case excluding an issuance solely pursuant to a Common Stock Change Event, as to which Section 10(i) will apply), then the Conversion Price will be adjusted based on the following formula:

OS 0
CP1 = CP0 × OS1
where:
CP0	=	the Conversion Price in effect immediately before the Close of
Business on the Record Date for such dividend or distribution, or immediately before the Close of Business on the effective date of
CP1		such stock split or stock combination, as applicable;
	=	the Conversion Price in effect immediately after the Close of
OS0		Business on such Record Date or effective date, as applicable;
	=	the number of shares of Common Stock outstanding immediately before the Close of Business on such Record Date or effective date, as applicable, without giving effect to such dividend,
OS1		distribution, stock split or stock combination; and
	=	the number of shares of Common Stock outstanding immediately after giving effect to such dividend, distribution, stock split or stock combination.

If any dividend, distribution, stock split or stock combination of the type described in this Section 10(f)(i)(1) is declared or announced, but not so paid or made, then the Conversion Price will be readjusted, effective as of the date the Board of Directors, or any Officer acting pursuant to authority conferred by the Board of Directors, determines not to pay such dividend or distribution or to effect such stock split or stock combination, to the Conversion Price that would then be in effect had such dividend, distribution, stock split or stock combination not been declared or announced.

(2)Tender Offers or Exchange Offers. If, in compliance with Section 9(a)(i)(3), the Company or any of its Subsidiaries makes a payment in respect of a tender offer or exchange offer for shares of Common Stock (other than solely pursuant to an odd lot tender offer for a de minimis number of shares of Common Stock pursuant to Rule 13e-4(h)(5) under the Exchange Act), and the value (determined as of the Expiration Time by the Board of Directors) of the cash and other consideration paid per share of Common Stock in such tender or exchange offer exceeds the average of the Last Reported Sale Price per share of Common Stock over the ten (10) consecutive Trading Day period (the "Tender/Exchange Offer Valuation Period") beginning on, and including, the Trading Day immediately after the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) (the "Expiration Date"), then the Conversion Price will be decreased based on the following formula:

		CP1 = CP 0 ×	SP ×OS0
AC + (SP ×OS1 )

where:
CP0	=	the Conversion Price in effect immediately before the time (the
CP1		"Expiration Time") such tender or exchange offer expires;
	=	the Conversion Price in effect immediately after the Expiration
SP		Time;
	=	the average of the Last Reported Sale Prices per share of Common
Stock over the Tender/Exchange Offer Valuation Period beginning on, and including, the Trading Day immediately after the
OS0		Expiration Date.
	=	the number of shares of Common Stock outstanding immediately before the Expiration Time (including all shares of Common Stock accepted for purchase or exchange in such tender or exchange
AC		offer);
	=	the aggregate value (determined as of the Expiration Time by the
Board of Directors) of all cash and other consideration paid for shares of Common Stock purchased or exchanged in such tender or exchange offer; and

OS 1	=	the number of shares of Common Stock outstanding immediately after the Expiration Time (excluding all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer);

provided, however, that the Conversion Price will in no event be adjusted up pursuant to this Section 10(f)(i)(2), except to the extent provided in the immediately following paragraph. The adjustment to the Conversion Price pursuant to this Section 10(f)(i)(2) will be calculated as of the Close of Business on the last Trading Day of the Tender/Exchange Offer Valuation Period but will be given effect immediately after the Expiration Time, with retroactive effect. If the Conversion Date for any share of Convertible Preferred Stock to be converted occurs on the Expiration Date or during the Tender/Exchange Offer Valuation Period, then, notwithstanding anything to the contrary in this Certificate of Designations, the Company will, if necessary, delay the settlement of such conversion until the second (2nd) Business Day after the last Trading Day of the Tender/Exchange Offer Valuation Period.

To the extent such tender or exchange offer is announced but not consummated (including as a result of being precluded from consummating such tender or exchange offer under applicable law), or any purchases or exchanges of shares of Common Stock in such tender or exchange offer are rescinded, the Conversion Price will be readjusted to the Conversion Price that would then be in effect had the adjustment been made on the basis of only the purchases or exchanges of shares of Common Stock, if any, actually made, and not rescinded, in such tender or exchange offer.

(3)Degressive Issuances. Subject to Section 10(h), if, on or after the Initial Issue Date, the Company or any of its Subsidiaries issues or otherwise sells any shares of Common Stock, or any Equity- Linked Securities, in each case at an Effective Price per share of Common Stock that is less than the Fair Market Value per share of Common Stock as of the date (the "Degressive Calculation Date") of the issuance or sale of such shares or Equity-Linked Securities (such an issuance or sale, a "Degressive Issuance"), then, effective as of the Close of Business on such Degressive Calculation Date, then the Conversion Price will be decreased based on the following formula:

where:

CP0	=	the Conversion Price immediately before giving effect to the
CP1		adjustment required by this Section 10(f)(i)(3);
	=	the Conversion Price immediately after giving effect to the
OS0		adjustment required by this Section 10(f)(i)(3);
	=	the number of shares of Common Stock outstanding immediately before the Close of Business on such Degressive Calculation Date
(excluding any shares issued or issuable pursuant to such
Degressive Issuance);
X	=

the sum, without duplication, of (x) the total number of shares of Common Stock issued or sold in such Degressive Issuance; and (y) the maximum number of shares of Common Stock underlying such Equity-Linked Securities issued or sold in such Degressive Issuance; and

Y	=

a number of shares of Common Stock obtained by dividing (A) the product of (x) such Effective Price per share of Common Stock; and (y) X (calculated as provided above); by (B) such Fair Market Value per share of Common Stock on such Degressive Calculation Date.

provided, however, that (A) the Conversion Price will not be adjusted pursuant to this Section 10(f)(i)(3) solely as a result of an Exempt Issuance; (B) the issuance of shares of Common Stock pursuant to any such Equity-Linked Securities will not constitute an additional issuance or sale of shares of Common Stock for purposes of this Section 10(f)(i)(3) (it being understood, for the avoidance of doubt, that the issuance or sale of such Equity-Linked Securities, or any re-pricing or amendment thereof, will be subject to this Section 10(f)(i)(3)); and (C) in no event will the Conversion Price be increased pursuant to this Section 10(f)(i)(3).

For purposes of this Section 10(f)(i)(3), any re-pricing or amendment of any Equity-Linked Securities (including, for the avoidance of doubt, any Equity- Linked Securities existing as of the Initial Issue Date) will be deemed to be the issuance of additional Equity-Linked Securities, without affecting any prior adjustments theretofore made to the Conversion Price.

(ii)No Other Required Adjustments.

(1)Certain Events. Without limiting the foregoing, the Company will not be required to adjust the Conversion Price on account of:

(A)except as otherwise provided in Section 10(f)(i)(3), the sale of shares of Common Stock for a purchase price that is less than the market price per share of Common Stock;

(B)except as provided in Section 10(f)(i)(3), the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company's securities and the investment of additional optional amounts in shares of Common Stock under any such plan (provided that the Holders of Convertible Preferred Stock are entitled to participate in such plans pursuant to Section 5(b) or otherwise);

(C)except as provided in Section 10(f)(i)(3), the issuance of any shares of Common Stock or options or rights to purchase shares of Common Stock pursuant to any present or future employee, director or consultant benefit plan or program of, or assumed by, the Company or any of its Subsidiaries;

(D)except as provided in Section 10(f)(i)(3), the issuance of any shares of Common Stock pursuant to any option, warrant, right or convertible or exchangeable security of the Company outstanding as of the Initial Issue Date; or

(E)solely a change in the par value of the Common Stock.

(iii)Adjustment Deferral. If an adjustment to the Conversion Price otherwise required by this Certificate of Designations would result in a change of less than one percent (1%) to the Conversion Price, then the Company may, at its election, defer such adjustment, except that all such deferred adjustments must be given effect immediately upon the earliest of the following: (1) when all such deferred adjustments would result in a change of at least one percent (1%) to the Conversion Price; (2) the Conversion Date of any share of Convertible Preferred Stock; and (3) the date a Change of Control occurs.

(iv)Determination of the Number of Outstanding Shares of Common Stock. For purposes of Section 10(f)(i), the number of shares of Common Stock outstanding at any time will (1) include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock; and (2) exclude shares of Common Stock held in the Company's treasury (unless the Company pays any dividend or makes any distribution on shares of Common Stock held in its treasury).

(v)Calculations. All calculations with respect to the Conversion Price and adjustments thereto will be made to the nearest 1/100th of a cent (with 5/1,000ths rounded upward to the next 1/100th).

(vi)Notice of Conversion Price Adjustments. Upon the effectiveness of any adjustment to the Conversion Price pursuant to Section 10(f)(i), the Company will, as soon as reasonably practicable and no later than ten (10) Business Days after the date of such effectiveness, send notice to the Holders containing (1) a brief description of the transaction or other event on account of which such adjustment was made; (2) the Conversion Price in effect immediately after such adjustment; and (3) the effective time of such adjustment.

(vii)Stockholder Rights Plan. If any shares of Common Stock are to be issued upon conversion of any Convertible Preferred Stock and, at the time of such conversion, the Company has in effect any stockholder rights plan, including the Rights Plan, then the Holder of such Convertible Preferred Stock will be entitled to receive, in addition to, and concurrently with the delivery of, the consideration otherwise due upon such conversion, the rights set forth in such stockholder rights plan unless, prior to such Conversion Date, the rights have become exercisable or separated from the shares of Common Stock, in which case the Holder of Convertible Preferred Stock (including, in accordance with Section 17, any Convertible Preferred Stock issued at one or more Subsequent Closings) shall receive such rights as Participating Dividends pursuant to Section 5(b) as if the Company had made a distribution of such rights to all holders of Common Stock.

(g)Voluntary Conversion Price Decreases.

(i)Generally. To the extent permitted by law and applicable stock exchange rules, the Company, from time to time, may (but is not required to) decrease the Conversion Price by any amount if (1) the Board of Directors determines that such decrease is in the Company's best interest or that such decrease is advisable to avoid or diminish any income tax imposed on holders of Common Stock or rights to purchase Common Stock as a result of any dividend or distribution of shares (or rights to acquire shares) of Common Stock or any similar event; (2) such decrease is in effect for a period of at least twenty (20) Business Days; and (3) such decrease is irrevocable during such period; provided, however, that any such decrease that would reasonably be expected to result in any income tax imposed on holders of Convertible Preferred Stock shall require the affirmative vote or consent of Holders representing a majority of the outstanding shares of Convertible Preferred Stock.

(ii)Notice of Voluntary Decrease. If the Board of Directors determines to decrease the Conversion Price pursuant to Section 10(g)(i), then, no later than the first Business Day of the related twenty (20) Business Day period referred to in Section 10(g)(i), the Company will send notice to each Holder of such decrease to the Conversion Price, the amount thereof and the period during which such decrease will be in effect.

(h)Restriction on Conversions and Certain Degressive Issuances.

(i)Limitation on Conversion Right. Notwithstanding anything to the contrary in this Certificate of Designations, unless and until the Requisite

Stockholder Approval is obtained, no shares of Common Stock will be issued or delivered upon conversion of any Convertible Preferred Stock of any Holder, and no Convertible Preferred Stock of any Holder will be convertible, in each case to the extent, and only to the extent, that such issuance, delivery, conversion or convertibility would result in such Holder (or a "person" or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) including such Holder) beneficially owning in excess of twenty-nine and nine-tenths percent (29.9%) of the then- outstanding shares of Common Stock (treating the Common Stock issuable upon conversion of all outstanding shares of Convertible Preferred Stock as outstanding for this purpose) (this restriction set forth in this sentence, the "Ownership Limitation"); provided, however, that the Ownership Limitation shall not apply to a conversion in connection with and conditioned upon the completion of (A) a transfer by the Holder of the shares of Common Stock to be received upon such conversion, (B) a bona fide third party tender offer for the shares of Common Stock issuable upon such conversion, or (C) a Common Stock Change Event or a Change of Control if, in the case of each of clauses (A), (B) or (C), such Holder and its Affiliates will not beneficially own or directly or indirectly hold following the consummation of such specified event (and with respect to a Common Stock Change Event or Change of Control, measured with respect to the surviving Person if other than the Company) in excess of twenty-nine and nine-tenths percent (29.9%) of the then-outstanding shares of Common Stock (treating the Common Stock issuable upon conversion of all outstanding shares of Convertible Preferred Stock as outstanding for this purpose). Upon the written request of the Holder, the Company shall within two (2) Business Days confirm in writing to the Holder the number of shares of Common Stock and the number of shares of any other class of Voting Stock then outstanding. For these purposes, beneficial ownership and calculations of percentage ownership will be determined in accordance with Rule 13d-3 under the Exchange Act. If any Conversion Consideration otherwise due upon the conversion of any Convertible Preferred Stock is not delivered as a result of the Ownership Limitation, then the Company's obligation to deliver such Conversion Consideration will not be extinguished, and the Company will deliver such Conversion Consideration as soon as reasonably practicable after the Holder of such Convertible Preferred Stock provides written confirmation to the Company that such delivery will not contravene the Ownership Limitation.

Any purported delivery of shares of Common Stock upon conversion of the Convertible Preferred Stock will be void and have no effect to the extent, but only to the extent, that such delivery would result in the applicable Holder becoming the beneficial owner of shares of Common Stock outstanding at such time that would contravene the Ownership Limitation. For the avoidance of doubt, a Holder may effect an Optional Conversion, and the Company may, upon exercise of its Mandatory Conversion Right, force conversion of, a portion of such Holder's Convertible Preferred Stock to the extent such conversion does not contravene the Ownership Limitation, in each case subject to the other requirements of this Certificate of Designations applicable to such Optional Conversion or Mandatory Conversion, as applicable.

(ii)Limitation of Adjustments for Certain Degressive Issuances. Notwithstanding anything to the contrary in this Certificate of Designations, unless and until the Requisite Stockholder Approval is obtained, no adjustment will be made to the Conversion Price pursuant to Section 10(f)(i)(3) to the extent, but only to the extent, such adjustment would cause the Conversion Price to be less than $15.23 per share of Common Stock (subject to proportionate adjustment for stock dividends, stock splits or stock combinations with respect to the Common Stock). If the Requisite Stockholder Approval is obtained at any time after any adjustment to the Conversion Price is limited pursuant to the first sentence of this Section 10(h)(ii), then, effective as of the time such Requisite Stockholder Approval is obtained, the Conversion Price will be adjusted to the Conversion Price that would then be in effect assuming that the first sentence of this Section 10(h)(ii) had not applied to any prior adjustment to the Conversion Price.

(i)Effect of Common Stock Change Event.

(i)Generally . If there occurs any:

(1)recapitalization, reclassification or change of the Common Stock, other than (x) changes solely resulting from a subdivision or combination of the Common Stock, (y) a change only in par value or from par value to no par value or no par value to par value or (z) stock splits and stock combinations that do not involve the issuance of any other series or class of securities;

(2)consolidation, merger, combination or binding or statutory share exchange involving the Company;

(3)sale, lease or other transfer of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person; or

(4)other similar event,

and, as a result of which, the Common Stock is converted into, or is exchanged for, or represents solely the right to receive, other securities, cash or other property, or any combination of the foregoing (such an event, a "Common Stock Change Event," and such other securities, cash or property, the "Reference Property," and the amount and kind of Reference Property that a holder of one (1) share of Common Stock would be entitled to receive on account of such Common Stock Change Event (without giving effect to any arrangement not to issue or deliver a fractional portion of any security or other property), a "Reference Property Unit"), then, notwithstanding anything to the contrary in this Certificate of Designations,

(A)from and after the effective time of such Common Stock Change Event, (I) the consideration due upon conversion of any Convertible Preferred Stock will be determined in the same manner as if each reference to any number of shares of Common Stock in this Section 10 or in Section 11, or in any related definitions, were instead a reference to the same number of Reference Property Units; (II) for purposes of Section 10(c), each reference to any number of shares of Common Stock in such Section (or in any related definitions) will instead be deemed to be a reference to the same number of Reference Property Units; and (III) for purposes of the definition of "Change of Control," the terms "Common Stock" and "common equity" will be deemed to mean the common equity (including depositary receipts representing common equity), if any, forming part of such Reference Property; and

(B)for these purposes, (I) the VWAP of any Reference Property Unit or portion thereof that consists of a class of equity securities will be determined by reference to the definition of "VWAP"; and (II) the VWAP of any Reference Property Unit or portion thereof that does not consist of a class of equity securities will be the fair value of such Reference Property Unit or portion thereof, as applicable, determined in good faith by the Board of Directors (or, in the case of cash denominated in U.S. dollars, the face amount thereof).

If the Reference Property consists of more than a single type of consideration to be determined based in part upon any form of stockholder election, then the composition of the Reference Property Unit will be deemed to be the weighted average of the types and amounts of consideration actually received, per share of Common Stock, by the holders of Common Stock. The Company will notify the Holders of such weighted average as soon as practicable after such determination is made.

(ii)Compliance Covenant. The Company will not become a party to any Common Stock Change Event unless its terms are consistent with this Section 10(i).

(iii)Execution of Supplemental Instruments. On or before the date the Common Stock Change Event becomes effective, the Company and, if applicable, the resulting, surviving or transferee Person (if not the Company) of such Common Stock Change Event (the "Successor Person") will execute and deliver such supplemental instruments, if any, as the Company reasonably determines are necessary or desirable to (1) provide for subsequent adjustments to the Conversion Price pursuant to Section 10(f)(i) in a manner consistent with this Section 10(i); and (2) give effect to such other provisions, if any, as the Company reasonably determines are appropriate to preserve the economic interests of the Holders and to give effect to Section 10(i)(i). If the Reference Property includes shares of stock or other securities or assets of a Person other than the Successor Person, then such other Person will also execute such supplemental instrument(s) and such supplemental instrument(s) will contain such additional provisions, if any, that the Company reasonably determines are appropriate to preserve the economic interests of Holders.

(iv)Notice of Common Stock Change Event. The Company will provide notice of each Common Stock Change Event to Holders no later than the second (2nd) Business Day after the effective date of the Common Stock Change Event.

Section 11. CERTAIN PROVISIONS RELATING TO THE ISSUANCE OF COMMON STOCK

(a)Equitable Adjustments to Prices. Whenever this Certificate of Designations requires the Company to calculate the average of the Last Reported Sale Prices, VWAP, or any function thereof, over a period of multiple days (including to calculate an adjustment to the Conversion Price), the Company will make appropriate adjustments, if any, to those calculations to account for any adjustment to the Conversion Price pursuant to Section 10(f)(i) that becomes effective, or any event requiring such an adjustment to the Conversion Price where the Ex- Dividend Date, effective date or Expiration Date, as applicable, of such event occurs, at any time during such period.

(b)Reservation of Shares of Common Stock. The Company will reserve (out of its authorized, unreserved and not outstanding shares of Common Stock), for delivery upon conversion of the Convertible Preferred Stock, a number of shares of Common Stock that would be sufficient to settle the conversion of all shares of Convertible Preferred Stock then outstanding, if any. To the extent the Company delivers shares of Common Stock held in the Company's treasury in settlement of any obligation under this Certificate of Designations to deliver shares of Common Stock, each reference in this Certificate of Designations to the issuance of shares of Common Stock in connection therewith will be deemed to include such delivery.

(c)Status of Shares of Common Stock. Each share of Common Stock delivered upon conversion of the Convertible Preferred Stock of any Holder will be a newly issued or treasury share and will be duly and validly issued, fully paid, non-assessable, free from preemptive rights and free of any lien or adverse claim (except to the extent of any lien or adverse claim created by the action or inaction of such Holder or the Person to whom such share of Common Stock will be delivered). If the Common Stock is then listed on any securities exchange, or quoted on any inter-dealer quotation system, then the Company will use commercially reasonable efforts to cause each such share of Common Stock, when so delivered, to be admitted for listing on such exchange or quotation on such system.

(d)Taxes Upon Issuance of Common Stock. The Company will pay any documentary, stamp or similar issue or transfer tax or duty due on the issue of any shares of Common Stock upon conversion of the Convertible Preferred Stock of any Holder, except any tax or duty that is due because such Holder requests those shares to be registered in a name other than such Holder's name.

Section 12. NO PREEMPTIVE RIGHTS. Without limiting the rights of the Holder set forth in this Certificate of Designations (including in connection with the issuance of Common Stock or Reference Property upon conversion of the Convertible Preferred Stock), except for the right to participate in any issuance of new equity securities by the Company as set forth in the Stockholders Agreement, the Holders of the Convertible Preferred Stock will not have any other preemptive or similar rights to subscribe for or purchase any of the Company's securities.

Section 13. CALCULATIONS.

(a)Schedule of Calculations. Except as otherwise provided in this Certificate of Designations, the Company will be responsible for making all calculations called for under this Certificate of Designations, including determinations of the Conversion Price, the Last Reported Sale Prices, VWAP and the Accreted Liquidation Preference on the Convertible Preferred Stock. The Company will make all calculations in good faith, and, absent manifest error, its calculations will be final and binding on all Holders. The Company will provide a schedule of such calculations to any Holder upon written request.

(b)Calculations Aggregated for Each Holder. The composition of the Conversion Consideration due upon conversion of the Convertible Preferred Stock of any Holder will be computed based on the total number of shares of Convertible Preferred Stock of such Holder being converted with the same Conversion Date. For these purposes, any cash amounts due to such Holder in respect thereof will be rounded to the nearest cent.

Section 14. TAX TREATMENT. For U.S. federal and other applicable state and local income tax purposes, it is intended that (a) the Convertible Preferred Stock will not be treated as "preferred stock" within the meaning of Section 305(b)(4) of Code and Treasury Regulations Section 1.305- 5(a); and (b) no Holder will be required to include in income any amounts in respect of the Convertible Preferred Stock by operation of Section 305(b) or (c) of the Code. The Company will, and will cause its Subsidiaries and agents to, report consistently with, and take no positions or actions inconsistent with, the foregoing treatment (including by way of withholding) unless otherwise required by a determination within the meaning of Section 1313(a) of the Code.

Section 15. NOTICES. The Company will send all notices or communications to Holders pursuant to this Certificate of Designations in writing and delivered personally, by facsimile or e- mail (with confirmation of receipt from the recipient, in the case of e-mail), or sent by a nationally recognized overnight courier service to the Holders' respective addresses shown on the Register. Notwithstanding anything in the Certificate of Designations to the contrary, any defect in the delivery of any such notice or communication will not impair or affect the validity of such notice or communication and the failure to give any such notice or communication to all the Holders will not impair or affect the validity of such notice or communication to whom such notice is sent.

Section 16. LEGALLY AVAILABLE FUNDS. Without limiting the rights of any Holder (including pursuant to Section 6), if the Company does not have sufficient funds legally available to fully pay any cash amount otherwise due on the Convertible Preferred Stock, then the Company shall pay the deficiency promptly after funds thereafter become legally available therefor.

Section 17. SUBSEQUENT CLOSING SHARES. Notwithstanding anything to the contrary set forth in this Certificate of Designation, the Investment Agreement or the Stockholders Agreement, any shares of Convertible Preferred Stock issued at one or more Subsequent Closings (as defined in the Investment Agreement) shall be deemed to have been issued and outstanding as of the Initial Issue Date, with all the rights, privileges and interests conferred under this Certificate of Designations (including those pursuant to Section 5) accruing and accumulating thereon commencing on the Initial Issue Date.

Section 18. NO OTHER RIGHTS

The Convertible Preferred Stock will have no rights, preferences or voting powers except as provided in this Certificate of Designations or the Certificate of Incorporation or as required by applicable law.

EXHIBIT A

FORM OF CONVERTIBLE PREFERRED STOCK

THE OFFER AND SALE OF THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY AND SUCH SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT THAT IS EFFECTIVE UNDER THE SECURITIES ACT; OR (B) PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THIS SECURITY MAY BE SUBJECT TO TRANSFER RESTRICTIONS SET FORTH IN

THE CERTIFICATE OF DESIGNATIONS WITH RESPECT TO THIS SECURITY.

THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF

STOCK AND THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH

STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

Viad Corp

5.5% Series A Convertible Preferred Stock

Certificate No.[___]

Viad Corp, a Delaware corporation (the "Company"), certifies that [___] is the registered owner of [___] shares of the Company's 5.5% Series A Convertible Preferred Stock (the "Convertible Preferred Stock") represented by this certificate (this "Certificate"). The special rights, preferences and voting powers of the Convertible Preferred Stock are set forth in the Certificate of Designations of the Company establishing the Convertible Preferred Stock (the "Certificate of Designations"). Capitalized terms used in this Certificate without definition have the respective meanings ascribed to them in the Certificate of Designations.

Additional terms of this Certificate are set forth on the other side of this Certificate.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, Viad Corp has caused this instrument to be duly executed as of the date set forth below.

VIAD CORP

Date:By:

Name:

Title:

Date:By:

Name:

Title:

TRANSFER AGENT'S COUNTERSIGNATURE

[legal name of Transfer Agent], as Transfer Agent, certifies that this Certificate represents shares of Convertible Preferred Stock referred to in the within-mentioned Certificate of Designations.

Date:By:

Authorized Signatory

Viad Corp

5.5% Series A Convertible Preferred Stock

This Certificate represents duly authorized, issued and outstanding shares of Convertible Preferred Stock. Certain terms of the Convertible Preferred Stock are summarized below. Notwithstanding anything to the contrary in this Certificate, to the extent that any provision of this Certificate conflicts with the provisions of the Certificate of Designations or the Certificate of Incorporation, the provisions of the of the Certificate of Designations or the Certificate of Incorporation, as applicable, will control.

1.Method of Payment. Cash amounts due on the Convertible Preferred Stock represented by this Certificate will be paid in the manner set forth in Section 3(d) of the Certificate of Designations.

2.Persons Deemed Owners. The Person in whose name this Certificate is registered will be treated as the owner of the Convertible Preferred Stock represented by this Certificate for all purposes, subject to Section 3(k) of the Certificate of Designations.

3.Denominations; Transfers and Exchanges. All shares of Convertible Preferred Stock will be in registered form and in denominations equal to any whole number of shares. Subject to the terms of the Certificate of Designations, the Holder of the Convertible Preferred Stock represented by this Certificate may transfer or exchange this Convertible Preferred Stock by presenting this Certificate to the Company and delivering any required documentation or other materials.

4.Accreting Return. The Convertible Preferred Stock will accumulate an accreting return that will be paid in the manner, and subject to the terms, set forth in Section 5 of the Certificate of Designations.

5.Accreted Liquidation Preference. The Accreted Liquidation Preference per share of Convertible Preferred Stock is initially equal to the Initial Liquidation Preference per share of Convertible Preferred Stock and as of any particular date equal to the Initial Liquidation Preference as adjusted pursuant to Section 5(a)(iii) of the Certificate of Designations. The rights of Holders upon the Company's liquidation, dissolution or winding up are set forth in Section 6 of the Certificate of Designations.

6.No Right of Redemption by the Company. The Company will not have the right to redeem the Convertible Preferred Stock at its election.

7.Voting Rights. Holders of the Convertible Preferred Stock have the voting rights set forth in Section 9 of the Certificate of Designations.

8.Conversion. The Convertible Preferred Stock will be convertible into Conversion Consideration in the manner, and subject to the terms, set forth in Section 10 of the Certificate of Designations.

9.Countersignature . The Convertible Preferred Stock represented by this Certificate will not be valid until this Certificate is countersigned by the Transfer Agent.

10.Abbreviations. Customary abbreviations may be used in the name of a Holder or its assignee, such as TEN COM (tenants in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (custodian), and U/G/M/A (Uniform Gift to Minors Act).

* * *

To request a copy of the Certificate of Designations, which the Company will provide to any Holder at no charge, please send a written request to the following address:

Viad Corp

1850 North Central Avenue, Suite 1900

Phoenix, AZ 85004-4565

Attention: Chief Financial Officer

CONVERSION NOTICE

VIAD CORP

5.5% Series A Convertible Preferred Stock

Subject to the terms of the Certificate of Designations, by executing and delivering this Conversion Notice, the undersigned Holder of the Convertible Preferred Stock identified below directs the Company to convert (check one):

☐all of the shares of Convertible Preferred Stock

☐* shares of Convertible Preferred Stock identified by Certificate No. .

Date:

(Legal Name of Holder)

By:

Name:

Title:

Signature Guaranteed:

Participant in a Recognized Signature

Guarantee Medallion Program

By:

Authorized Signatory

*Must be a whole number.

CHANGE OF CONTROL REPURCHASE NOTICE

VIAD CORP

5.5% Series A Convertible Preferred Stock

Subject to the terms of the Certificate of Designations, by executing and delivering this Change of Control Repurchase Notice, the undersigned Holder of the Convertible Preferred Stock identified below is exercising its Change of Control Repurchase Right with respect to (check one):

☐all of the shares of Convertible Preferred Stock

☐* shares of Convertible Preferred Stock identified by Certificate No. .

The undersigned acknowledges that the Certificate identified above, duly endorsed for transfer, must be delivered to the Company before the Change of Control Repurchase Price will be paid. Date:

(Legal Name of Holder)

By:

Name:

Title:

Signature Guaranteed:

Participant in a Recognized Signature

Guarantee Medallion Program

By:

Authorized Signatory

*Must be a whole number.

EXHIBIT B

FORM OF RESTRICTED STOCK LEGEND

THE OFFER AND SALE OF THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY AND SUCH SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT THAT IS EFFECTIVE UNDER THE SECURITIES ACT; OR (B) PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THIS SECURITY MAY BE SUBJECT TO TRANSFER RESTRICTIONS SET FORTH IN

THE CERTIFICATE OF DESIGNATIONS WITH RESPECT TO THIS SECURITY.

THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF

STOCK AND THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH

STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

C-1

Exhibit 4.1

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

Viad Corp,

Crestview IV VC TE Holdings, LLC,

Crestview IV VC Holdings, L.P.,

AND

Crestview IV VC CI Holdings, L.P.

Dated as of August 5, 2020

i

ii

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of August 5, 2020, by and among Viad Corp, a Delaware corporation (including its successors and permitted assigns, the "Company"), Crestview IV VC TE Holdings, LLC, a Delaware limited liability company ("Crestview VC TE"), Crestview IV VC Holdings, L.P., a Delaware limited partnership ("Crestview VC Holdings") and Crestview IV VC CI Holdings, L.P., a Delaware limited partnership ("Crestview VC CI" and, together with Crestview VC TE and Crestview VC Holdings, the "Stockholders" and each, a "Stockholder" ). Capitalized terms used but not defined elsewhere herein are defined in Exhibit A.

WHEREAS, the Company and the Stockholders are parties to (i) that certain Stockholders Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Stockholders Agreement"), establishing and setting forth certain rights and obligations associated with the ownership of shares of capital stock of the Company and certain arrangements relating to the management of the Company, and (ii) that certain Investment Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Investment Agreement"), pursuant to which the Company issued and sold to the Stockholders, and the Stockholders purchased from the Company, shares of Preferred Stock; and

WHEREAS, the Company has agreed to provide to the Stockholders the registration and other rights set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE I

RESALE SHELF REGISTRATION

Section 1.1 Resale Shelf Registration Statement. Subject to the other applicable provisions of this Agreement, the Company shall use its reasonable best efforts to file, at least ninety (90) days prior to the expiration of the eighteen (18) month lock-up period set forth in Section 4.1 of the Investment Agreement (the "Lock-Up Period"), a registration statement covering the sale or distribution from time to time by the Holders, on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of all of the Registrable Securities on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, then such registration shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by such Holders in accordance with any reasonable method of distribution elected by the Holders) (the "Resale Shelf Registration Statement" and such registration, the "Resale Shelf Registration"), and if the Company is a WKSI as of the filing date, the Resale Shelf Registration Statement shall be an Automatic Shelf Registration Statement. If the Resale Shelf Registration Statement is not an Automatic Shelf Registration Statement, then the Company shall use its reasonable best efforts to cause such Resale Shelf Registration Statement to be declared effective by the Commission as promptly as practicable after the filing thereof, but in any event prior to the expiration of the Lock-Up Period.

Section 1.2 Effectiveness Period. Once declared effective, the Company shall, subject to the other applicable provisions of this Agreement, use its reasonable best efforts to cause the Resale Shelf Registration Statement to be continuously effective and usable until such time as there are no longer any Registrable Securities (the "Effectiveness Period").

Section 1.3 Subsequent Shelf Registration. If any Shelf Registration ceases to be effective under the Securities Act for any reason at any time during the Effectiveness Period, the Company shall use its reasonable best efforts to promptly cause such Shelf Registration to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration), and in any event shall within thirty (30) days of such cessation of effectiveness, amend such Shelf Registration in a manner reasonably expected to obtain the withdrawal of any order suspending the effectiveness of such Shelf Registration or, file an additional registration statement (a "Subsequent Shelf Registration") for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by Holders thereof of all securities that are Registrable Securities as of the time of such filing. If a Subsequent Shelf Registration is filed, the Company shall use its reasonable best efforts to (a) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after such filing, but in no event later than the date that is sixty (60) days after such Subsequent Shelf Registration is filed and (b) keep such Subsequent Shelf Registration (or another Subsequent Shelf Registration) continuously effective until the end of the Effectiveness Period. Any such Subsequent Shelf Registration shall be a Registration Statement on Form S-3 to the extent that the Company is eligible to use such form, and if the Company is a WKSI as of the filing date, such Registration Statement shall be an Automatic Shelf Registration Statement. Otherwise, such Subsequent Shelf Registration shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by such Holders in accordance with any reasonable method of distribution elected by the Holders.

Section 1.4 Supplements and Amendments. The Company shall supplement and amend any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration if required by the Securities Act or as reasonably requested by the Holders covered by such Shelf Registration. A Shelf Registration shall not cover the sale or distribution of securities other than Registrable Securities owned by the Holders without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding. For the avoidance of doubt, the foregoing sentence shall not restrict the Company from undertaking a primary offering of debt or equity securities on Form S-3 that is not a Shelf Registration.

Section 1.5 Subsequent Holder Notice. If a Person becomes a Holder of Registrable Securities after a Shelf Registration becomes effective under the Securities Act, the Company shall, as promptly as is reasonably practicable following delivery of written notice to the Company of such Person becoming a Holder and requesting for its name to be included as a selling securityholder in the prospectus related to the Shelf Registration (a "Subsequent Holder Notice"):

2

(a)if required and permitted by applicable law, as promptly as is reasonably practicable following delivery of the Subsequent Holder Notice file with the Commission a supplement to the related prospectus or a post-effective amendment to the Shelf Registration so that such Holder is named as a selling securityholder in the Shelf Registration and the related prospectus in such a manner as to permit such Holder to deliver a prospectus to purchasers of the Registrable Securities in accordance with applicable law, provided, however, that the Company shall not be required to file more than one post-effective amendment or a supplement to the related prospectus for such purpose in any forty-five (45)-day period;

(b)if, pursuant to Section 1.5(a), the Company shall have filed a post-effective amendment to the Shelf Registration that is not automatically effective, use its reasonable best efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is reasonably practicable, but in any event by the date that is sixty (60) days after the date such post-effective amendment required by Section 1.5(a) is filed; and

(c)notify such Holder as promptly as is reasonably practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 1.5(a).

Section 1.6 Underwritten Offering. The Holders of a majority of the Registrable Securities may on up to five (5) occasions after the Resale Shelf Registration Statement becomes effective deliver a written notice to the Company specifying that the sale of some or all of the Registrable Securities subject to the Shelf Registration is intended to be conducted through an underwritten offering (the "Shelf Notice"), so long as (i) the anticipated gross proceeds of such underwritten offering is not less than twenty-five million dollars ($25,000,000) (unless the Holders are proposing to sell all of their remaining Registerable Securities) and (ii) there are no more than two Shelf Notices delivered in any twelve (12) month period (the "Underwritten Offering"). In the event of an Underwritten Offering:

(a)The Holders shall select the managing underwriter or underwriters to administer the Underwritten Offering, which underwriter or underwriters shall be reasonably acceptable to the Company.

(b)Notwithstanding any other provision of this Section 1.6, if the managing underwriter or underwriters of a proposed Underwritten Offering advises the Board that in its or their opinion the number of Registrable Securities requested to be included in such Underwritten Offering exceeds the number which can be sold in such Underwritten Offering in light of market conditions, the Registrable Securities shall be included on a pro rata basis upon the number of securities that each Holder shall have requested to be included in such offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter or underwriters.

Section 1.7 Take-Down Notice. Subject to the other applicable provisions of this Agreement, at any time that any Shelf Registration Statement is effective, if a Holder delivers a notice to the Company (a "Take-Down Notice") stating that it intends to effect a sale or distribution of all or part of its Registrable Securities included by it on any Shelf Registration Statement (a "Shelf Offering") and stating the number of Registrable Securities to be included in

3

such Shelf Offering, then, subject to the other applicable provisions of this Agreement, the Company shall as promptly as is reasonably practicable (and in any event within thirty (30) days following delivery of the Take-Down Notice to the Company) amend or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be sold and distributed pursuant to the Shelf Offering.

ARTICLE II

COMPANY REGISTRATION

Section 2.1 Notice of Registration. If at any time or from time to time the Company shall determine to file a registration statement with respect to an offering (or to make an underwritten public offering pursuant to a previously filed registration statement) of its Common Stock, whether or not for its own account (other than a registration statement on Form S-4, Form S-8 or any successor forms), the Company will:

(a)promptly give to each Holder written notice thereof (and in any event at least twenty (20) days before such offering); and

(b)subject to Section 2.2, include in such registration or underwritten offering (and any related qualification under blue sky laws or other compliance) all the Registrable Securities specified in a written request or requests made within ten (10) days after receipt of such written notice from the Company by any Holder.

Section 2.2 Underwriting. The right of any Holder to registration pursuant to Section 1.6 or this Article II shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. Each Holder proposing to distribute its securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into and perform such Holder's obligations under an underwriting agreement with the managing underwriter selected for such underwriting by the Company or, in the case of a registration pursuant to Section 1.6, by the Company and such Holder (such underwriting agreement to be in the form negotiated by the Company and/or such Holder, as the case may be). Notwithstanding any other provision of this Article II, if the managing underwriter or underwriters of a proposed underwritten offering with respect to which Holders of Registrable Securities have exercised their piggyback registration rights advise the Board that in its or their opinion the number of Registrable Securities requested to be included in the offering thereby and all other securities proposed to be sold in the offering exceeds the number which can be sold in such underwritten offering in light of market conditions, the Registrable Securities and such other securities to be included in such underwritten offering shall be allocated, (a) first, (i) in the event such offering was initiated by the Company, up to the total number of securities that the Company has requested to be included in such registration or (ii) in the event such offering was initiated by the holders of securities (other than the Holders) who have exercised their demand registration rights, up to the total number of securities that such holders of such securities have requested to be included in such offering, (b) second, and only if all the relevant securities referred to in clause (a) have been included, up to the total number of securities that the Holders have requested to be included in such offering (pro rata based upon the number of securities that each of them shall have requested to be included in such offering) and (c) third, and only if all the securities referred to in clause (b)

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have been included, all other securities proposed to be included in such offering that, in the opinion of the managing underwriter or underwriters can be sold without having such adverse effect. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter or underwriters. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

Section 2.3 Right to Terminate Registration. The Company or the holders of securities who have caused a registration statement to be filed as contemplated by this Article II, as the case may be, shall have the right to have any registration initiated by it or them under this Article II terminated or withdrawn prior to the effectiveness thereof, whether or not any Holder has elected to include securities in such registration.

ARTICLE III

ADDITIONAL PROVISIONS REGARDING REGISTRATION RIGHTS

Section 3.1 Registration Procedures. In the case of each registration effected by the Company pursuant to Article I or II, the Company will keep each Holder participating in such Registration reasonably informed as to the status thereof and, at its expense, the Company will:

(a)prepare and file with the Commission a registration statement with respect to such securities in accordance with the applicable provisions of this Agreement;

(b)as promptly as is reasonably practicable (and in any event within thirty (30) days following delivery of the Take-Down Notice to the Company) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement (including to permit the intended method of distribution thereof) and as may be necessary to keep the registration statement continuously effective for the period set forth in this Agreement;

(c)furnish to the Holders participating in such registration and to their legal counsel copies of the registration statement proposed to be filed, and provide such Holders and their legal counsel the reasonable opportunity to review and comment on such registration statement;

(d)furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus and final prospectus as such underwriters may reasonably request in order to facilitate the public offering of such securities;

(e)use reasonable best efforts to notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the Company's knowledge of the existence of any fact or happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not

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misleading or incomplete in the light of the circumstances then existing, and, subject to Section 3.1(l), at the request of any such Holder, prepare promptly and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing

(f)use reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(g)in the event that the Registrable Securities are being offered in an underwritten public offering, enter into and perform its obligations under an underwriting agreement in accordance with the applicable provisions of this Agreement;

(h)in connection with an underwritten public offering, cause its officers to use their reasonable best efforts to support the marketing of the Registrable Securities covered by such offering (including participation in "road shows" or other similar marketing efforts);

(i)use reasonable best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the legal counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

(j)use reasonable best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock is then listed;

(k)make available upon reasonable notice at reasonable times and for reasonable periods for inspection by each Holder included in any registration, by any lead underwriter or underwriters participating in any disposition to be effected pursuant to such registration statement, and by any attorney, accountant or other agent retained by any Holder included in such registration or any lead underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and use its reasonable best efforts to cause all of the Company's officers, directors and employees and the independent public accountants who have certified the Company's financial statements to make themselves reasonably available to discuss the business of the Company and to supply all information reasonably requested by any such Holders, lead underwriters, attorneys, accountants or agents in connection with such registration statement as shall be necessary to enable them to exercise their due diligence responsibility (subject to entry by each party referred to in this clause (k) into customary confidentiality agreements in a form reasonably acceptable to the Company); and

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(l)notwithstanding any other provision of this Agreement, if the Board has determined in good faith that the disclosure necessary for continued use of the prospectus and registration statement by the Holders could be materially detrimental to the Company, the Company shall have the right not to file or not to cause the effectiveness of any registration covering any Registrable Securities and to suspend the use of the prospectus and the registration statement covering any Registrable Security for such period of time as its use would be materially detrimental to the Company by delivering written notice of such suspension to all Holders listed on the Company's records; provided, however, that in any 12-month period the Company may exercise the right to such suspension not more than once. From and after the date of a notice of suspension under this Section 3.1(l), each Holder agrees not to use the prospectus or registration statement until the earlier of (i) notice from the Company that such suspension has been lifted or (ii)the day following the sixtieth (60th) day of suspension within any 12-month period.

Section 3.2 Limitation on Subsequent Registration Rights. From and after the date hereof, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities that conflict with the rights granted to the Holders herein, without the prior written consent of Holders of a majority of the Registrable Securities.

Section 3.3 Expenses of Registration. All Registration Expenses incurred in connection with any registration pursuant to Article I or II shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of the registered securities included in such registration.

Section 3.4 Information by Holders. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and their Affiliates, the Registrable Securities held by them and the distribution proposed by such Holder or Holders and their Affiliates as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. It is understood and agreed that the obligations of the Company under Article I or II are conditioned on the timely provisions of the foregoing information by such Holder or Holders and, without limitation of the foregoing, will be conditioned on compliance by such Holder or Holders with the following:

(a)such Holder or Holders will, and will cause their respective Affiliates to, cooperate with the Company in connection with the preparation of the applicable registration statement, and for so long as the Company is obligated to keep such registration statement effective, such Holder or Holders will and will cause their respective Affiliates to, provide to the Company, in writing and in a timely manner, for use in such registration statement (and expressly identified in writing as such), all information regarding themselves and their respective Affiliates and such other information as may be required by applicable law to enable the Company to prepare such registration statement and the related prospectus covering the applicable Registrable Securities owned by such Holder or Holders and to maintain the currency and effectiveness thereof;

(b)during such time as such Holder or Holders and their respective Affiliates may be engaged in a distribution of the Registrable Securities, such Holder or Holders will, and

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they will cause their Affiliates to, comply with all laws applicable to such distribution, including Regulation M promulgated under the Exchange Act, and, to the extent required by such laws, will, and will cause their Affiliates to, among other things: (i) not engage in any stabilization activity in connection with the securities of the Company in contravention of such laws; (ii) distribute the Registrable Securities acquired by it solely in the manner described in the applicable registration statement; and (iii) if required by applicable law, cause to be furnished to each agent or broker- dealer to or through whom such Registrable Securities may be offered, or to the offeree if an offer is made directly by such Holder or Holders or their respective Affiliates, such copies of the applicable prospectus (as amended and supplemented to such date) and documents incorporated by reference therein as may be required by such agent, broker-dealer or offeree;

(c)such Holder or Holders shall, and they shall cause their respective Affiliates to, permit the Company and its representatives and agents to examine such documents and records and will supply in a timely manner any information as they may be reasonably request to provide in connection with the offering or other distribution of Registrable Securities by such Holder or Holders; and

(d)on receipt of written notice from the Company of the happening of any of the events specified in Section 3.1(i), or that requires the suspension by such Holder or Holders and their respective Affiliates of the distribution of any of the Registrable Securities owned by such Holder or Holders, then such Holders shall, and they shall cause their respective Affiliates to, cease offering or distributing the Registrable Securities owned by such Holder or Holders until the offering and distribution of the Registrable Securities owned by such Holder or Holders may recommence in accordance with the terms hereof and applicable law.

Section 3.5 Rule 144 Reporting. With a view to making available the benefits of Rule 144 to the Holders, the Company agrees that, for so long as a Holder owns Registrable Securities, the Company will use reasonable best efforts to:

(a)make and keep public information available, as those terms are understood and defined in Rule 144;

(b)file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(c)so long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of the Exchange Act.

Section 3.6 "Market Stand-Off" Agreement. The Company and the Holders shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to, any Common Stock (or other securities of the Company) held by the Holders (other than those included in the registration) for a period specified by the representatives of the managing underwriter or underwriters of Common Stock (or other securities of the Company convertible into Common Stock) not to exceed five (5) days prior and ninety (90) days following any registered public sale of securities by the Company in which the Company gave the Holders an opportunity to participate

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in accordance with Article II. Subject to the preceding sentence, the Company and each of the Holders also shall execute and deliver any "lock-up" agreement reasonably requested by the representatives of any underwriters of the Company.

Section 3.7 Insider Trading Policy. For so long as the board of directors of the Company includes one or more of a Holder's designees for appointment or election to the board of directors of the Company pursuant to the Stockholders Agreement, such Holder shall, and shall cause its Affiliates, to comply with the Company's insider trading policy, including by not trading in the Company's securities during any "black-out" or "closed window" imposed thereunder.

ARTICLE IV

INDEMNIFICATION

Section 4.1 Indemnification by Company. To the extent permitted by applicable law, the Company agrees to indemnify each Holder, each Holder's current and former officers, directors, partners and members, and each Person controlling such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each underwriter thereof, if any, and each Person who controls any such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "Company Indemnified Parties"), against all expenses, claims, losses, damages and liabilities, joint or several, (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, preliminary prospectus, offering circular or other document, or any amendment or supplement thereto incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act, Exchange Act or state securities laws applicable to the Company in connection with any such registration, and the Company will reimburse each of the Company Indemnified Parties for any reasonable legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred. The Company shall not be liable to a Holder in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a violation or alleged violation of any state or federal law (including any claim arising out of or based on any untrue statement or alleged untrue statement or omission or alleged omission in the registration statement or prospectus) which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of any Holder.

Section 4.2 Indemnification by Holders. To the extent permitted by applicable law, each Holder, by exercising its registration rights under this Agreement, agrees, severally and not jointly, to indemnify the Company, each of its directors, officers, partners and members, each underwriter, if any, of the Company's securities covered by such a registration, each Person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other Holder and each of such Holder's officers, directors, partners and members and each Person controlling such Holder within the meaning of Section 15 of the Securities Act (collectively, the "Holder Indemnified Parties"), against all expenses, claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or

9

alleged untrue statement) of a material fact contained in any registration statement, prospectus, preliminary prospectus, offering circular or other document, or any amendment or supplement thereto incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by such Holder of any rule or regulation promulgated under the Securities Act, Exchange Act or state securities law applicable to such Holder, and will reimburse each of the Holder Indemnified Parties for any reasonable legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, provided, however, that in no event shall any indemnity under this Section 4.2 payable by a Holder exceed the amount by which the net proceeds actually received by such Holder from the sale of Registrable Securities included in such registration exceeds the amount of any other losses, expenses, settlements, damages, claims and liabilities that such Holder has been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission or violation.

Section 4.3 Notification. Each party entitled to indemnification under this Article IV (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld or delayed), and the Indemnified Party may participate in such defense at such party's expense; provided, further, however, that an Indemnified Party (together with all other Indemnified Parties) shall have the right to retain one (1) separate counsel in addition to one (1) local counsel in each relevant jurisdiction, with the reasonable fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to conflicting interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Article IV, only to the extent that, the failure to give such notice is materially prejudicial or harmful to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability arising out of such claim or litigation or does include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. The indemnity agreements contained in this Article IV shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. The indemnification set forth in this

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Article IV shall be in addition to any other indemnification rights or agreements that an Indemnified Party may have.

Section 4.4 Contribution. If the indemnification provided for in this Article IV is held by a court of competent jurisdiction to be unavailable to an Indemnified Party, other than pursuant to its terms, with respect to any claim, loss, damage, liability or action referred to therein, then, subject to the limitations contained in Article IV, the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such claim, loss, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the actions that resulted in such claims, loss, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4.4. In no event shall any Holder's contribution obligation under this Section 4.4 exceed the amount by which the net proceeds actually received by such Holder from the sale of Registrable Securities included in such registration exceeds the amount of any other losses, expenses, settlements, damages, claims and liabilities that such Holder has been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission or violation. No Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

ARTICLE V

TRANSFER AND TERMINATION OF REGISTRATION RIGHTS

Section 5.1 Transfer of Registration Rights. The rights to cause the Company to register securities granted to a Holder under this Agreement may be assigned to any transferee permitted under and in compliance with the terms of Section 4.1 of the Investment Agreement in connection with any transfer or assignment of Registrable Securities to such transferee in accordance with the Investment Agreement, the Stockholders Agreement and the Certificate of Designations; provided, however, that (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) prior written notice of such assignment is given to the Company, and (c) such transferee agrees in writing to be bound by, and subject to, this Agreement as a "Holder" pursuant to a written instrument in form and substance reasonably acceptable to the Company.

Section 5.2 Termination of Registration Rights. The rights of any particular Holder to cause the Company to register securities under Articles I and II shall terminate with respect to such Holder upon the date upon which such Holder no longer holds any Registrable Securities.

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ARTICLE VI

MISCELLANEOUS.

Section 6.1 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and will become effective when one or more counterparts have been signed by a party and delivered to the other parties. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 6.1, provided that receipt of copies of such counterparts is confirmed.

Section 6.2 Governing Law; Waiver of Jury Trial.

(a)This Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the state of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of Delaware.

(b)Any dispute relating hereto shall be heard first in the Delaware Court of Chancery, and, if applicable, in any state or federal court located in of Delaware in which appeal from the Court of Chancery may validly be taken under the laws of the State of Delaware (each a "Chosen Court" and collectively, the "Chosen Courts"), and the parties agree to the exclusive jurisdiction and venue of the Chosen Courts. Such Persons further agree that any proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby or by any matters related to the foregoing (the "Applicable Matters") shall be brought exclusively in a Chosen Court, and that any proceeding arising out of this Agreement or any other Applicable Matter shall be deemed to have arisen from a transaction of business in the state of Delaware, and each of the foregoing Persons hereby irrevocably consents to the jurisdiction of such Chosen Courts in any such proceeding and irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that such Person may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such Chosen Court or that any such proceeding brought in any such Chosen Court has been brought in an inconvenient forum.

(c)Such Persons further covenant not to bring a proceeding with respect to the Applicable Matters (or that could affect any Applicable Matter) other than in such Chosen Court and not to challenge or enforce in another jurisdiction a judgment of such Chosen Court.

(d)Process in any such proceeding may be served on any Person with respect to such Applicable Matters anywhere in the world, whether within or without the jurisdiction of any such Chosen Court. Without limiting the foregoing, each such Person agrees that service of process on such party as provided in Section 6.5 shall be deemed effective service of process on such Person.

(e)Waiver of Jury Trial. AS SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES

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TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO PURSUANT TO THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

Section 6.3 Entire Agreement; No Third Party Beneficiary. This Agreement, the Investment Agreement and the Stockholders Agreement contain the entire agreement by and among the parties with respect to the subject matter hereof and all prior negotiations, writings and understandings relating to the subject matter of this Agreement. Except as provided in Article IV, this Agreement is not intended to confer upon any Person not a party hereto (or their successors and permitted assigns) any rights or remedies hereunder.

Section 6.4 Expenses. Except as provided in Section 3.3, all fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including accounting and legal fees shall be paid by the party incurring such expenses.

Section 6.5 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given or made as follows:

(a)if sent by registered or certified mail in the United States return receipt requested, upon receipt;

(b)if sent by nationally recognized overnight air courier, one (1) business day after mailing; (c) if sent by e-mail transmission, with a copy sent on the same day in the manner provided in this Section 6.5, when transmitted and receipt is confirmed; and (d) if otherwise actually personally delivered, when delivered, provided, that such notices, requests, demands and other communications are delivered to the address set forth below, or to such other address as any party shall provide by like notice to the other Parties to this Agreement:

If to the Company, to:

Viad Corp

1850 North Central Avenue, Suite 1900

Phoenix, AZ 85004-4565

Attention: General Counsel

Email: DLinde@viad.com

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

330 N Wabash Avenue, Suite 2800 Chicago, IL 60611

Attention: Bradley Faris and Jason Morelli

Email: bradley.faris@lw.com; jason.morelli@lw.com

If to the Stockholders, to:

c/o Crestview Partners IV, L.P. 590 Madison Avenue, 36th Floor

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New York, NY 10022 Telephone: (212) 906-0700 Facsimile: (212) 906-0750

Attn: Brian Cassidy
        Ross Oliver

E-mail: bcassidy@crestview.com
           roliver@crestview.com

with a copy which shall not constitute notice to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Telephone:	(212) 373-3000
Facsimile:	(212) 757-3990
Attn:	Neil Goldman
E-mail:	ngoldman@paulweiss.com

Section 6.6 Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as provided in Section 5.1, no assignment of this Agreement or of any rights or obligations hereunder may be made by any party hereto without the prior written consent of the other parties hereto. Any purported assignment or delegation in violation of this Agreement shall be null and void ab initio.

Section 6.7 Headings. The Section, Article and other headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement.

Section 6.8 Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the Company and the Holders of a majority of the Registrable Securities outstanding at the time of such amendment. Any party hereto may, only by an instrument in writing, waive compliance by any other party or parties hereto with any term or provision hereof on the part of such other party or parties hereto to be performed or complied with. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

Section 6.9 Interpretation; Absence of Presumption.

(a)For the purposes hereof: (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires; (ii) the terms "hereof," "herein," and "herewith" and words of similar import

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shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and paragraph references are to the Sections and paragraphs in this Agreement unless otherwise specified; (iii) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified; and (iv) the word "or" shall not be exclusive.

(b)With regard to each and every term and condition of this Agreement, the parties hereto understand and agree that the same have or has been mutually negotiated, prepared and drafted, and if at any time the parties hereto desire or are required to interpret or construe any such term or condition, no consideration will be given to the issue of which party hereto actually prepared, drafted or requested any term or condition of this Agreement.

Section 6.10 Severability. Any provision hereof that is held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, shall be ineffective only to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof, provided, however, that the parties will attempt in good faith to reform this Agreement in a manner consistent with the intent of any such ineffective provision for the purpose of carrying out such intent.

(The next page is the signature page)

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

VIAD CORP

By: /s/ Steven W. Moster

Name: Steven W. Moster

Title: President and Chief Executive

Officer

[Signature Page to Registration Rights Agreement]

CRESTVIEW IV VC TE HOLDINGS, LLC

By: /s/ Ross A. Oliver

Name: Ross A. Oliver

Title: General Counsel

CRESTVIEW IV VC HOLDINGS, L.P.

By: Crestview IV VC Holdings GP, LLC, its general partner

By: /s/ Ross A. Oliver

Name: Ross A. Oliver

Title: General Counsel

CRESTVIEW IV VC CI HOLDINGS, L.P.

By: Crestview IV VC CI GP, LLC, its general partner

By: /s/ Ross A. Oliver

Name: Ross A. Oliver

Title: General Counsel

[Signature Page to Registration Rights Agreement]

EXHIBIT A

DEFINED TERMS

1.The following capitalized terms have the meanings indicated:

"Affiliate" of any Person means any Person, directly or indirectly, controlling, controlled by or under common control with such Person.

"Automatic Shelf Registration Statement" means an "automatic shelf registration statement" as defined under Rule 405.

"Board" means the board of directors of the Company.

"Certificate of Designations" has the meaning set forth in the Investment Agreement.

"Commission" means the U.S. Securities and Exchange Commission.

"Common Stock" means the Company's common stock, par value $1.50 per share.

"Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

"Holder" means (a) any Stockholder Parties (as defined in the Stockholders Agreement) holding Registrable Securities and (b) any transferee holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 5.1.

"Investment Agreement" has the meaning set forth in the Recitals.

"Permitted Transferee" has the meaning given to such term in the Investment Agreement.

"Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, other legal entity, or any government or governmental agency or authority.

"Preferred Stock" means the Company's 5.5% Series A Convertible Preferred Stock, par value $0.01 per share.

"register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

"Registration Expenses" means (a) all reasonable and documented fees and expenses incident to the performance of or compliance with this Agreement, including, without limitation, all registration, qualification, listing and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of all independent certified public accountants, blue sky fees and expenses, expenses of the Company incurred in connection

A-1

with any road show and the expense of any special audits incident to or required by any such registration; and (b) the fees and expenses of any counsel to the Holders.

"Registrable Securities" means (a) any shares of Common Stock now owned or hereafter acquired (in compliance with the terms of the Investment Agreement and the Stockholders Agreement), including any shares actually issued upon conversion of the Preferred Stock, (b) any other shares of Common Stock issued in respect of preemptive rights of a Stockholder and (c) any Common Stock or other securities actually issued in respect of the securities described in clauses

(a)or (b) above or this clause (c) upon any stock split, stock dividend, recapitalization, reclassification, merger, consolidation or similar event; provided, however, that the securities described in clauses (a), (b) and (c) above shall only be treated as Registrable Securities until the earliest of: (i) the date on which such security has been registered under the Securities Act and disposed of in accordance with an effective registration statement relating thereto; (ii) the date on which such security has been sold pursuant to Rule 144 and the security is no longer a Restricted Security; (iii) the date on which all Registrable Securities owned by the Holder thereof, on an as- converted basis, constitute less than 1% of all outstanding shares of Common Stock and may be resold without volume or other restrictions in a single day pursuant to Rule 144; or (iv) the date on which such security is transferred in a transaction pursuant to which the registration rights are not also assigned in accordance with Section 5.1.

"Restricted Securities" means any Common Stock required to bear the legend set forth in Section 4.2(a) of the Investment Agreement.

"Rule 144" means Rule 144 promulgated under the Securities Act and any successor provision.

"Rule 405" means Rule 405 promulgated under the Securities Act and any successor provision.

"Securities Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

"Selling Expenses" means all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders.

"Shelf Registration" means the Resale Shelf Registration or a Subsequent Shelf Registration, as applicable.

"WKSI" means a "well known seasoned issuer" as defined under Rule 405.

2.The following terms are defined in the Sections of the Agreement indicated:

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INDEX OF TERMS
Term	Section
Agreement	Preamble
Applicable Matters	Section 6.2(b)
Chosen Court	Section 6.2(b)
Company	Preamble
Company Indemnified Parties	Section 4.1
Effectiveness Period	Section 1.2
Holder	Section 5.1
Holder Indemnified Parties	Section 4.2
Indemnified Party	Section 4.3
Indemnifying Party	Section 4.3
Lock-Up Period	Section 1.1
Market Stand-Off	Section 3.6
Resale Shelf Registration	Section 1.1
Resale Shelf Registration Statement	Section 1.1
Stockholder	Preamble
Subsequent Holder Notice	Section 1.5
Subsequent Shelf Registration	Section 1.3
Underwritten Offering	Section 1.6

A-3

Exhibit 10.1

INVESTMENT AGREEMENT

dated as of August 5, 2020

by and among

Viad Corp,

Crestview IV VC TE Holdings, LLC,

Crestview IV VC Holdings, L.P.,

and

Crestview IV VC CI Holdings, L.P.

i

TABLE OF CONTENTS

(Cont'd)

		Page
5.16	Non-Recourse	33
5.17	Definitions	33

ii

LIST OF EXHIBITS

Exhibit A: Form of Certificate of Designations

Exhibit B: Form of Stockholders Agreement

Exhibit C: Form of Registration Rights Agreement

iii

This INVESTMENT AGREEMENT, dated as of August 5, 2020 (this "Agreement"), by and among Viad Corp, a Delaware corporation (the "Company"), Crestview IV VC TE Holdings, LLC, a Delaware limited liability company ("Crestview VC TE"), Crestview IV VC Holdings, L.P., a Delaware limited partnership ("Crestview VC Holdings") and Crestview IV VC CI Holdings, L.P., a Delaware limited partnership ("Crestview VC CI" and, together with Crestview VC TE and Crestview VC Holdings, the "Purchasers" and each, a "Purchaser"). Capitalized terms used herein are defined in Section 5.17 or as otherwise defined elsewhere in this Agreement, unless the context clearly indicates otherwise.

RECITALS:

WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, shares of the Company's convertible participating preferred stock, par value $0.01 per share, designated as "5.5% Series A Convertible Preferred Stock" (the "Preferred Stock"), having the terms set forth in the Certificate of Designations in substantially the form attached hereto as Exhibit A (the "Certificate of Designations"), subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

PURCHASES; CLOSINGS

1.1Purchases. On the terms and subject to the conditions herein, the Company agrees to sell and issue to each Purchaser, and each Purchaser agrees to severally purchase from the Company: (a) at the First Closing, the number of shares of Preferred Stock set forth opposite such Purchaser's name in Schedule I hereto (such shares of Preferred Stock, the "First Closing Shares") and (b) at each Subsequent Closing, subject to the Company's delivery of an Exercise Notice in accordance with Section 1.3(a), in accordance with the respective percentages set forth opposite such Purchaser's name in Schedule I hereto (each such percentage, the "Pro Rata Share"), that number of shares of Preferred Stock (such shares of Preferred Stock, the "Subsequent Closing Shares", and together with the First Closing Shares, the "Shares") equal to such Purchaser's Pro Rata Share of the aggregate amount set forth in such Exercise Notice (which shall not be less than 5,000 shares in total for each such Subsequent Closing); provided that (i) the Company may only deliver up to three (3) Exercise Notices and (ii) the aggregate number of Subsequent Closing Shares shall not exceed 45,000 shares of Preferred Stock as to all Subsequent Closings (as equitably adjusted for stock splits, stock dividends, combinations, recapitalizations or the like), in each case, free and clear of any Liens (other than Liens incurred by the Purchasers, restrictions arising under this Agreement or the Stockholders Agreement or restrictions arising under applicable securities Laws), at a purchase price of $1,000 per Share. The aggregate purchase price for the First Closing shall be $135,000,000 and the aggregate purchase price for all Subsequent Closings shall not exceed $45,000,000.

1.2First Closing.

(a)The closing of the purchase by the Purchasers of the First Closing Shares pursuant to this Agreement (the "First Closing") shall be held remotely via the exchange of final documents and signature pages, on the date of this Agreement, subject to the prior satisfaction or waiver of the applicable conditions set forth in Section 1.4 (other than those conditions that by their nature are to be satisfied at the First Closing, but subject to their satisfaction) (the date on which the First Closing actually occurs, the "First Closing Date").

(b)Subject to the satisfaction or waiver on or prior to the First Closing Date of the applicable conditions to the First Closing in Section 1.4, at the First Closing:

(1)the Company will deliver, or cause to be delivered, to the Purchasers (i) evidence reasonably satisfactory to the Purchasers of the issuance of the applicable First Closing Shares in the name of each Purchaser by book entry on the stock ledger of the Company (or, if the First Closing Shares are to be represented in certificated form, a certificate representing the First Closing Shares), (ii) a counterpart to the Stockholders Agreement, in the form attached hereto as Exhibit B (the "Stockholders Agreement"), executed by the Company, (iii) a counterpart to the Registration Rights Agreement, in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), executed by the Company, and (iv) all other documents, instruments and writings required to be delivered by the Company to the Purchasers at or prior to the First Closing pursuant to this Agreement; and

(2)each Purchaser will severally deliver or cause to be delivered

(i)to a bank account designated by the Company in writing at least two

(2) business days prior to the First Closing Date, such Purchaser's respective portion of the First Closing Purchase Price as set forth opposite such Purchaser's name on Schedule I hereto by wire transfer of immediately available funds, (ii) a counterpart to the Stockholders Agreement executed by the parties thereto, other than the Company, (iii) a counterpart to the Registration Rights Agreement executed by such Purchaser and (iv) all other documents, instruments and writings required to be delivered by such Purchaser to the Company at or prior to the First Closing pursuant to this Agreement.

(c)All deliveries at the First Closing will be deemed to occur simultaneously.

1.3Subsequent Closings.

(a)Each closing of the purchase by the Purchasers of Subsequent Closing Shares pursuant to this Agreement (the "Subsequent Closings") shall be held remotely via the exchange of final documents and signature pages, on the later of (i) the second business day following the satisfaction or waiver of the applicable conditions set forth in Section 1.4 (other than those conditions that by their nature are to be satisfied at any Subsequent Closing, but subject to their satisfaction) and (ii) the tenth (10th) business day after which the Company provides written notice to the Purchasers that the Company is exercising its option to sell Subsequent Closing Shares pursuant to Section 1.1 and the number of Subsequent Closing Shares, which shall not be less than 5,000 shares of Preferred Stock (as equitably adjusted for stock splits, stock dividends, combinations, recapitalizations or the like), the Company intends to sell in such Subsequent Closing (such written notice an "Exercise Notice"), or at such other date, time and place as the Purchasers and the Company agree (each such date, a "Subsequent Closing Date" and, together with the First Closing Date, the "Closing Dates"). Exercise Notices in respect of a Subsequent Closing may not be revoked once delivered and may only be delivered by the Company to the Purchasers on or prior to August 5, 2021 (the "Exercise Expiration Date") and no Subsequent Closing shall occur following the date of a Change of Control (as defined in the Certificate of Designations). For the avoidance of doubt, the Company may deliver to the Purchasers one or more (but in no event more than three (3)) Exercise Notices at any time on or prior to the Exercise Expiration Date; provided, that, the aggregate number of Subsequent Closing Shares subject to all Exercise Notices will not exceed 45,000 (as equitably adjusted for stock splits, stock dividends, combinations, recapitalizations or the like).

(b)Subject to the satisfaction or waiver on or prior to any Subsequent Closing Date of the applicable conditions to the Subsequent Closing in Section 1.4, at such Subsequent Closing:

(1)the Company will deliver, or cause to be delivered, to the Purchasers (i) evidence reasonably satisfactory to the Purchasers of the issuance of the Subsequent Closing Shares to be issued in connection with such Subsequent Closing in the name of each Purchaser by book entry on the stock ledger of the Company (or, if such Subsequent Closing Shares are to be represented in certificated form, a certificate representing such Subsequent Closing Shares) and (ii) all other documents, instruments and writings required to be delivered by the Company to the Purchasers at or prior to any such Subsequent Closing pursuant to this Agreement; and

(2)each Purchaser will severally deliver or cause to be delivered

(i)to a bank account designated by the Company in writing at least two (2) business days prior to such Subsequent Closing Date, an amount equal to such Purchaser's Pro Rata Share of the Subsequent Closing Purchase Price by wire transfer of immediately available funds and (ii) all other documents, instruments and writings required to be delivered by such Purchaser to the Company at or prior to any Subsequent Closing pursuant to this Agreement.

(c)All deliveries at such Subsequent Closing will be deemed to occur simultaneously.

1.4Conditions to the Closings.

(a)The obligation of each Purchaser, on the one hand, and the Company, on the other hand, to effect each of the First Closing and each Subsequent Closing (together, the "Closings") is subject to the satisfaction or written waiver by such Purchaser and the Company as of such

Closing of the following condition: no temporary restraining order, preliminary or permanent injunction or other judgment or order shall have been issued, enacted, promulgated, entered into or enforced by any Governmental Entity and no Law shall be in effect restraining, enjoining, making illegal or otherwise prohibiting the consummation of the transactions contemplated by this Agreement.

(b)The obligation of each Purchaser to effect the First Closing is also subject to the satisfaction or written waiver by such Purchaser as of the First Closing, as applicable, of the following conditions:

(1)(i) the representations and warranties of the Company set forth in Section 2.1 hereof (other than the Company Fundamental Representations and the representations and warranties set forth in Section 2.1(j) (Absence of Certain Changes)) shall be true and correct (disregarding all qualifications or limitations as to materiality or Company Material Adverse Effect set forth therein) as of the First Closing Date (except to the extent that such representation or warranty speaks to an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date), except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not and would not be reasonably expected to have a Company Material Adverse Effect, (ii) the representations and warranties of the Company set forth in Section 2.1(j) (Absence of Certain Changes) shall be true and correct in all respects as of the First Closing Date, and (iii) the representations and warranties of the Company set forth in Sections 2.1(a) (Organization and Authority), 2.1(b) (Capitalization), 2.1(c)(1) (Authorization), 2.1(c)(2) (Authorization), 2.1(c)(3) (Authorization), 2.1(c)(4)(i)(A) (Authorization), 2.1(d) (Sale of Securities), 2.1(e) (Status of Securities), 2.1(g) (Brokers and Finders) and 2.1(n) (Listing and Maintenance Requirements) (the representations and warranties of the Company referred to in this clause (iii), collectively, the "Company Fundamental Representations") shall be true and correct in all material respects as of the First Closing Date;

(2)the Company shall have performed and complied with, in all material respects, all obligations required to be performed and complied with by it pursuant to this Agreement at or prior to the First Closing;

(3)the Purchasers shall have received a certificate signed on behalf of the Company by a duly authorized Person certifying to the effect that the conditions set forth in Sections 1.4(b)(1) and (2) have been satisfied as of the First Closing Date;

(4)the Company shall have filed the Certificate of Designations with the Secretary of State of the State of Delaware on or prior to the First Closing, and the Certificate of Designations shall continue to be in full force and effect as of the First Closing; and

(5)the Company and the lenders party thereto shall have executed and delivered an amendment to the Credit Agreement in form and substance reasonably satisfactory to the Purchasers.

(c)The obligation of the Company to effect the First Closing is also subject to the satisfaction or written waiver by the Company as of the First Closing, as applicable, of the following conditions:

(1)(i) the representations and warranties of each Purchaser set forth in Section 2.2 hereof (other than the Purchaser Fundamental Representations) shall be true and correct (disregarding all qualifications or limitations as to materiality set forth therein) as of the First Closing Date (except to the extent that such representation or warranty speaks of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date), except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, have not prevented or materially delayed or would not reasonably be expected to prevent or materially delay the consummation of the First Closing and (ii) the representations and warranties of each Purchaser set forth in Sections 2.2(a) (Organization and Authority), 2.2(b)(1) (Authorization) and 2.2(d) (Brokers and Finders) (the representations and warranties of each Purchaser referred to in this clause (ii), collectively, such Purchaser's "Purchaser Fundamental Representations") shall be true and correct in all material respects as of the First Closing Date;

(2)each Purchaser shall have severally performed and complied with, in all material respects, all obligations required to be performed and complied with by it pursuant to this Agreement at or prior to the First Closing;

(3)the Company shall have received a certificate signed on behalf of each Purchaser by a duly authorized Person certifying to the effect that the conditions set forth in Sections 1.4(c)(1) and (2) have been satisfied as of the First Closing Date; and

(4)each Purchaser shall have delivered to the Company a duly executed, valid, accurate and properly completed Internal Revenue Service Form W-9 or Form W-8 certifying that such Purchaser is not subject to backup withholding.

(d)The obligation of each Purchaser to effect any Subsequent Closing is subject to the satisfaction or written waiver by such Purchaser as of such Subsequent Closing of the following conditions:

(1)the First Closing shall have occurred;

(2)the representations and warranties of the Company set forth in Sections 2.1(a) (Organization and Authority), 2.1(c)(1) (Authorization),

2.1(c)(2) (Authorization), 2.1(c)(4)(i)(A) (Authorization), 2.1(d) (Sale of Securities), 2.1(e) (Status of Securities), 2.1(g) (Brokers and Finders) and 2.1(n) (Listing and Maintenance Requirements) (collectively, the "Subsequent Closing Representations") shall be true and correct in all material respects as of such Subsequent Closing Date;

(3)no Effect shall have occurred or arisen since the date of the First Closing that has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

(4)the Purchasers shall have received a certificate signed on behalf of the Company by a duly authorized Person certifying to the effect that the conditions set forth in Section 1.4(d)(2) and 1.4(d)(3) have been satisfied as of such Subsequent Closing Date and that, immediately prior to such Subsequent Closing, the Company is Solvent;

(5)approval by the stockholders of the Company of the issuance of the Subsequent Closing Shares at such Subsequent Closing shall have been obtained, if and to the extent required as a condition to such issuance, under the then-applicable rules of the NYSE; provided that the foregoing condition shall be deemed to have been satisfied if and to the extent Stockholder Approval has been obtained prior to such Subsequent Closing; and

(6)if applicable to such Subsequent Closing, such Subsequent Closing can be consummated in accordance with Section 41 of the German Act Against Restraints of Competition (Gesetz gegen Wettbewerbsbeschr÷nkungen) (the "German Competition Approval").

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1Representations and Warranties of the Company. Except as set forth (x) in SEC Documents filed or furnished (and remaining publicly available) on or after January 1, 2019 but prior to the date of this Agreement (including any exhibits thereto and excluding any disclosures set forth in any risk factor section or any "forward looking statements" within the meaning of the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or (y) in a correspondingly identified schedule attached hereto (provided that any such disclosure shall be deemed to be disclosed with respect to each other representation and warranty to which the relevance of such exception is reasonably apparent on the face of such disclosure), the Company represents and warrants to the Purchasers, as of the date hereof and solely in respect of the Subsequent Closing Representations, as of the date of such Subsequent Closing (except to the extent made only as of a specified date, in which case as of such date), that:

(a)Organization and Authority.

(1)The Company (i) is a corporation duly organized and validly existing under the laws of the state of Delaware, (ii) has all requisite corporate power and authority to own its properties and conduct its business as presently conducted and (iii) is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified, except, in the case of this clause (iii), where failure to be so qualified or in good standing, individually or in the aggregate, has not and would not reasonably be expected to have a Company Material Adverse Effect. True and accurate copies of the Amended and Restated Certificate of Incorporation of the Company (as amended or modified from time to time prior to the date hereof, the "Certificate of Incorporation") and the Bylaws of the Company (as amended or modified from time to time prior to the date hereof, the "Bylaws"), each as in effect, have been made available to the Purchasers prior to the date hereof.

(2)Each of the Company's Significant Subsidiaries (as defined in Rule 1-02 of Regulation S-X of the Securities and Exchange Commission (the "SEC")) (i) is duly organized and validly existing under the Laws of its jurisdiction of organization, (ii) has all requisite corporate or other applicable entity power and authority to own its properties and conduct its business as presently conducted and (iii) is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified, except, in the case of this clause (iii), where failure to be so qualified or in good standing, individually or in the aggregate, has not and would not reasonably be expected to have a Company Material Adverse Effect.

(b)Capitalization.

(1)The authorized capital stock of the Company consists of (i) 200,000,000 shares of Common Stock, par value $1.50 per share (the "Common Stock"), (ii) 442,352 shares of Series $4.75 Preferred Stock (the "Series $4.75 Preferred Stock"), no par value, (iii) 2,000,000 shares of Junior Participating Preferred Stock, par value $0.01 (the "Junior Preferred Stock" and collectively, with the Series $4.75 Preferred Stock, the "Designated Preferred Stock"), and (iv) 5,000,000 shares of undesignated preferred stock, par value $0.01 per share. As of the close of business on July 31, 2020, 24,934,981 shares of Common Stock were issued and outstanding and, as of July 31, 2020, (i) 4,538,028 shares of Common Stock were held in the treasury of the Company or by a Company Subsidiary, (ii) 1,514,596 shares of Common Stock were reserved for issuance under a Plan, (iii) no shares of Common Stock were subject to outstanding options to purchase Common Stock, (iv) 92,081 shares of Common Stock were available for issuance upon the vesting of the Company's outstanding performance stock unit awards

(assuming target level performance), (v) 92,081 shares of Common Stock were available for issuance upon the vesting of the Company's outstanding restricted stock units, (vi) 2,000,000 shares of Junior Preferred Stock were authorized for issuance and (vii) no shares of Designated Preferred Stock were issued and outstanding.

(2)All outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable, and are not subject to and were not issued in violation of any preemptive or similar right, purchase option, call or right of first refusal or similar right. Except as set forth in Section 2.1(b)(1) and for rights outstanding under the Rights Agreement, the Company has not issued any securities or right to purchase securities of the Company (including any options, warrants or other rights, agreements, arrangements or commitments of any character or any securities convertible into or exchangeable for any capital stock or other Equity Interests of the Company). Except as provided in the Transaction Documents, the Certificate of Incorporation, or as set forth on Schedule 2.1(b)(2) hereof, there are no outstanding contractual obligations or other commitments of the Company or any Company Subsidiary (i) restricting the transfer of, (ii) affecting the voting rights of, (iii) requiring the sale, issuance, repurchase, redemption or disposition of, or containing any right of first refusal with respect to or requiring the payment of any dividend or other distribution in respect of, (iv) requiring the registration for sale of, or (v) granting any preemptive or antidilutive right, with respect to any shares of capital stock of, or other Equity Interests in, the Company or any of the Company Subsidiaries. Except for that certain Rights Agreement between the Company and Equiniti Trust Company dated as of March 30, 2020, as amended from time to time (the "Rights Agreement"), the Company is not party to a stockholder rights agreement, "poison pill" or similar anti-takeover agreement or plan.

(3)None of the Company or Company Subsidiaries hold an Equity Interest in any Person other than Equity Interests in Company Subsidiaries. Except as set forth on Schedule 2.1(b)(3) hereof, each outstanding share of capital stock of or other Equity Interest in each Company Subsidiary is duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights, purchase options, call or right of first refusal or similar rights and is owned, beneficially and of record, by the Company or one or more of its wholly owned Subsidiaries free and clear of all Liens, except for Liens arising under the Credit Agreement and, in each case, where such failure, individually or in the aggregate, is not and would not reasonably be expected to be material to the Company and its Subsidiaries taken as a whole. There are no options, warrants or other rights, agreements, arrangements or commitments of any character to which any Company Subsidiary is bound relating to the issued or unissued capital stock or other Equity Interests of such Company Subsidiary, or securities convertible into or exchangeable for such capital stock or other Equity

Interests, or obligating any Company Subsidiary to issue or sell any shares of its capital stock or other Equity Interests, or securities convertible into or exchangeable for such capital stock of, or other Equity Interests in, such Company Subsidiary. Except as provided in the Transaction Documents, none of the Company or any Company Subsidiary is party to any stockholders' agreement or other similar agreement or understanding relating to any shares of the Company's or any Company Subsidiary's capital stock or other Equity Interests or any other agreement relating to the disposition, voting or dividends with respect to any Equity Interest of the Company or a Company Subsidiary. No bonds, debentures, notes or other indebtedness having the right to vote (or convertible into or exchangeable for, securities having the right to vote) on any matters on which the stockholders of the Company may vote are issued.

(c)Authorization.

(1)The Company has the corporate power and authority to enter into this Agreement and the other Transaction Documents and to carry out its obligations hereunder and thereunder, subject, in the case of the Applicable NYSE Rule, to receipt of the Stockholder Approval. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation of the transactions contemplated hereby and thereby have been duly authorized by unanimous approval of the board of directors of the Company (the "Board of Directors"). This Agreement has been, and (as of the First Closing) the other Transaction Documents will be, duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Purchasers, this Agreement is, and (as of the First Closing) each of the other Transaction Documents will be, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar Laws of general applicability relating to or affecting creditors' rights or by general equity principles). No other corporate proceedings are necessary for the execution and delivery by the Company of this Agreement or the other Transaction Documents, the performance by it of its obligations hereunder or thereunder or the consummation by it of the transactions contemplated hereby or thereby, subject, in the case of the Applicable NYSE Rule, to receipt of the Stockholder Approval.

(2)The Company has complied and will comply with the conditions set forth in the temporary waiver of certain of the stockholder approval requirements in Section 312.03 of the NYSE Listed Company Manual set forth in SEC Release No. 3489219 as applicable to the issuance of the Shares at the First Closing and of the Common Stock issuable upon conversion thereof.

(3)The Rights Agreement has been amended so that each Purchaser is exempt from the definition of "Acquiring Person" contained in the Rights Agreement, and no "Shares Acquisition Date" or "Distribution Date" or "Triggering Event" (as such terms are defined in the Rights Agreement) will occur as a result of the execution of this Agreement or the issuance of the Shares and of the Common Stock issuable upon conversion thereof. The Rights Agreement, as so amended, has not been further amended or modified. True and complete copies of the Rights Agreement and of all amendments thereto through the date hereof have been previously provided to the Purchasers. The Company has taken all appropriate actions(a)so that the restrictions on business combinations contained in Section 203 of the General Corporation Law of the State of Delaware (as amended from time to time) will not apply with respect to or as a result of the issuance of the Shares (or the shares of Common Stock issuable upon conversion of the Shares) to the Purchasers or the Transfer thereof to its Permitted Transferees in accordance with this Agreement, (b) to approve the transactions contemplated by the Transaction Documents (including any Subsequent Closings, the exercise of preemptive rights pursuant to Section 3.05 of the Stockholders Agreement, the adjustment to the Conversion Price (as defined in the Certificate of Designations) pursuant to the Certificate of Designations and the conversion of the Shares) for purposes of Article IX of the Certificate of Incorporation and (c) to approve the transactions contemplated by the Transaction Documents (including any Subsequent Closings) for purposes of Rule 16b-3 of the Exchange Act, in each case, without any further action on the part of the stockholders or the Board of Directors being required.

(4)Subject, in the case of the Applicable NYSE Rule, to receipt of the Stockholder Approval, neither the execution and delivery by the Company of this Agreement or the other Transaction Documents, nor the consummation of the transactions contemplated hereby or thereby, nor compliance by the Company with any of the provisions hereof or thereof (including the rights of the Shares to convert into shares of Common Stock), will (i) require notice, consent or approval pursuant to, violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the suspension, revocation, forfeiture or termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of any Lien upon any of the properties or assets of the Company or any Company Subsidiary under any of the terms, conditions or provisions of (A) the Certificate of Incorporation or the Bylaws or the certificate of incorporation, charter, bylaws or other governing instrument of any Company Subsidiary or (B) any note, bond, mortgage, indenture, deed of trust, franchise, permit, license, lease, agreement or other instrument or obligation to which the Company or any Company Subsidiary is a party or by which it may be bound, or to which the Company or any Company Subsidiary or any of the properties or assets of the Company or any Company Subsidiary may be subject, or (ii) violate any law, statute, ordinance, rule, regulation, permit, franchise or any judgment, ruling, order, writ, injunction or decree applicable to the Company or any Company Subsidiary or any of their respective properties or assets, except in the case of clauses (i)(B) and (ii) for such violations, conflicts and breaches as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(5)Other than (i) the securities or blue sky laws of the various states of the United States, (ii) the filing of one or more Current Reports on Form 8-K, (iii) the listing on the NYSE of the shares of Common Stock issuable upon the conversion of the Shares, (iv) obtaining the Canadian Competition Act Approval and the expiration or termination of any applicable waiting period under the HSR Act in order for the Purchasers to exercise voting rights with respect to the Shares or convert Shares into shares of Common Stock, (v) if applicable in respect of a Subsequent Closing, the German Competition Approval and (vi) the filing of the Certificate of Designations with the Secretary of State of the State of Delaware, no notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of any Governmental Entity or stock exchange, nor expiration or termination of any statutory waiting period, is necessary for the execution, delivery or performance by the Company of or under this Agreement or the other Transaction Documents or the consummation by the Company of the transactions contemplated by this Agreement or the other Transaction Documents, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(d)Sale of Securities. Assuming the accuracy of each Purchaser's representations in Section 2.2, the offer and sale of the Shares to the Purchasers is exempt from the registration and prospectus delivery requirements of the Securities Act and the rules and regulations promulgated thereunder. Without limiting the foregoing, neither the Company nor, to the Knowledge of the Company, any other Person authorized by the Company to act on its behalf, has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of the Preferred Stock, and neither the Company nor, to the Knowledge of the Company, any Person acting on its behalf has made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering or issuance of the Preferred Stock under this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act that would result in none of Regulation D or any other applicable exemption from registration under the Securities Act to be available.

(e)Status of Securities. The Shares to be issued pursuant to this Agreement and the shares of Common Stock to be issued upon conversion of the Shares have been duly authorized by all necessary corporate action of the Company. When issued and sold against receipt of the consideration therefor as provided in this Agreement, the Shares will be validly issued, fully paid and nonassessable, will not be subject to preemptive or similar rights of any other shareholder of the Company or any restrictions on transfer under any contract to which the Company is a party, other than restrictions arising under this Agreement, the Certificate of Designations or the Stockholders Agreement or restrictions arising under applicable securities Laws, and will effectively vest in each Purchaser good title to all such securities, free and clear of all Liens, other than Liens incurred by such Purchaser. Upon any conversion of any Shares into shares of Common Stock pursuant to the terms of the Certificate of Designations, such shares of Common Stock issued upon such conversion will be validly issued, fully paid and nonassessable, and will not be subject to preemptive or similar rights of any other shareholder of the Company or any restrictions on transfer under any contract to which the Company is a party, other than restrictions arising under this Agreement, the Certificate of Designations or the Stockholders Agreement or restrictions arising under applicable securities Laws, and will effectively vest in each Purchaser good title to all such securities, free and clear of all Liens, other than Liens incurred by such Purchaser. The shares of Common Stock to be issued upon any conversion of the Shares have been duly reserved for such issuance.

(f)SEC Documents; Financial Statements.

(1)The Company has filed, on a timely basis, all required reports, proxy statements, forms, and other documents with the SEC since January 1, 2018 (collectively, the "SEC Documents"). Each of the SEC Documents, as of its respective filing date complied in all material respects with the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 (and the regulations promulgated thereunder), as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and, except to the extent that information contained in any SEC Document has been revised or superseded by a later filed SEC Document filed and publicly available prior to the date of this Agreement, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(2)The Company (i) has implemented, maintains, and at all times since January 1, 2018 has maintained, disclosure controls and procedures and a system of internal controls over financial reporting (as defined in Rule 13a-15(e) and (f), respectively, under the Exchange Act) as required by Rule 13a-15 under the Exchange Act relating to the Company and its consolidated Subsidiaries and (ii) has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company's outside auditors and the audit committee of the Board of Directors (A) any "significant deficiencies" or "material weaknesses" (as defined by the Public Company Accounting Oversight Board) in the design or operation of internal controls over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and (B)any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting. There are no "significant deficiencies" or "material weaknesses" (as defined by the Public Company Accounting Oversight Board) in the design or operation of the Company's internal controls over, and procedures relating to, financial reporting which would reasonably be expected to adversely affect in any material respect the Company's ability to record, process, summarize and report financial data, in each case which has not been subsequently remediated. Since January 1, 2018, to the knowledge of the Company, there has not been any fraud, whether or not material, that involves management or other employees of the Company or any of its Subsidiaries who have a significant role in the Company's internal controls over financial reporting. As of the date of this Agreement, to the Knowledge of the Company, there is no reason that its chief executive officer and chief financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, without qualification, when next due.

(3)There is no transaction, arrangement or other relationship between the Company and/or any of its Subsidiaries and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its SEC Documents and is not so disclosed.

(4)The financial statements of the Company and its consolidated Subsidiaries included in the SEC Documents (i) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, in each case as of the date such SEC Document was filed, and (ii) have been prepared in accordance with generally accepted accounting principles in the United States ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in such financial statements or the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows of the Company and its consolidated Subsidiaries for the periods then ended (subject, in the case of unaudited quarterly statements, to the absence of footnote disclosures and normal year-end audit adjustments).

(5)The Company and the Company Subsidiaries do not have any liabilities or obligations of any nature that would be required under GAAP, as in effect on the date of this Agreement, to be reflected on a consolidated balance sheet of the Company (accrued, absolute, contingent or otherwise), other than liabilities or obligations (i) reflected on, reserved against, or disclosed in the notes to, the Company's consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the "Balance Sheet Date"), (ii) incurred after the Balance Sheet Date in the ordinary course of business and that do not arise from any material breach of a contract, (iii) as expressly contemplated by this Agreement or otherwise incurred in connection with the transactions contemplated hereby, (iv) that have been discharged or paid prior to the date of this Agreement or (v) as would not, individually or in the aggregate, have had or reasonably be expected to have, a Company Material Adverse Effect.

(g)Brokers and Finders. Except for Moelis & Company LLC ("Moelis"), pursuant to that certain engagement letter dated May 25, 2020, the fees and expenses of which, in each case, will be paid by the Company, neither the Company nor its Subsidiaries or any of their respective officers, directors, employees or agents has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for the Company in connection with this Agreement or the transactions contemplated hereby.

(h)Litigation. There is no action, suit, proceeding or investigation pending or, to the Knowledge of the Company, threatened (including "cease and desist" letters or invitations to take patent license) against, nor any outstanding judgment, order, writ or decree against, the Company or any of its Subsidiaries or, to the Knowledge of the Company, affecting any of their respective assets, operations or business before or by any Governmental Entity, which individually or in the aggregate has had, or, would reasonably be expected to have (including for this purpose, assuming an adverse determination of any such matter), a Company Material Adverse Effect. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries, nor any of their respective assets, is subject to any judgment, order, injunction, ruling, decision or decree of any Governmental Entity.

(i)Indebtedness. Neither the Company nor any of its Subsidiaries is, immediately prior to the execution and delivery of this Agreement, in default in the payment of any material indebtedness or in default under any agreement relating to its material indebtedness.

(j)Absence of Certain Changes. Since December 31, 2019, there has not been any Company Material Adverse Effect or any event, change or occurrence that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(k)Illegal Payments; FCPA Violations. Since July 1, 2018, none of the Company or any of its Subsidiaries or, to the Knowledge of the Company, any officer, director, employee, agent, representative or consultant acting on behalf of the Company or any of its Subsidiaries has, in connection with the business of the Company: (a) unlawfully offered, paid, promised to pay, or authorized the payment, directly or indirectly, of anything of value, including money, loans, gifts, travel, or entertainment, to any officer or employee of a foreign governmental authority or any department, agency, or instrumentality thereof, or of a public international organization, or any person acting in an official capacity for or on behalf of any such foreign governmental authority or department, agency, or instrumentality (including any state-owned or state-controlled business), or for or on behalf of any such public international organization, or to any political party, party official, employee or candidate for public office (each, a "Government Official") with the purpose of (i) influencing any act or decision of such Government Official in his or her official capacity; (ii) inducing such Government Official to perform or omit to perform any activity in violation of his or her legal duties; (iii) securing any improper advantage; or (iv)

inducing such Government Official to influence or affect any act or decision of a Governmental Entity; (b) made any illegal contribution to any political party or candidate; (c) made, offered or promised to pay any unlawful bribe, payoff, influence payment, kickback, unlawful rebate, or other similar unlawful payment of any nature, directly or indirectly, in connection with the business of the Company, to any person, including any supplier or customer; (d) knowingly established or maintained any unrecorded fund or asset or made any false entry on any book or record of the Company or any of its Subsidiaries for any unlawful purpose; or (e) otherwise violated the U.S. Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010, as amended, or any other applicable anti-corruption or anti-bribery law ("Anti-Bribery Laws"). The Company and its Subsidiaries have implemented, maintained and enforced policies and procedures designed to promote and ensure compliance with all applicable Anti-Bribery Laws.

(l)Compliance with Laws and Permits. The Company and its Subsidiaries are in compliance with all applicable Laws, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and its Subsidiaries possess all permits and licenses issued by a Governmental Entity that are required to conduct their business, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(m)Tax Matters. Except as would not, individually or in the aggregate, reasonably be expected to materially and adversely affect the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, or the Company's ability to perform its obligations under this Agreement, (i) each of the Company and its Subsidiaries have timely filed or caused to be filed (taking into account any extension of time within which to file) all Tax Returns required to be filed by the Company or any of its Subsidiaries, and all such Tax Returns were true, correct and complete; (ii) each of the Company and its Subsidiaries has timely paid or caused to be paid (taking into account any extension of time within which to pay) all taxes required to be paid by it, except for taxes that are being contested in good faith by appropriate proceedings and with respect to which there are adequate accruals or reserves on the financial statements of the Company and its Subsidiaries; (iii) each of the Company and its Subsidiaries have not received any written notice of any deficiencies for any tax of the Company or any of its Subsidiaries from any taxing authority except for those which have been resolved, which have been paid in full, or which are being contested in good faith by appropriate proceedings and with respect to which there are adequate accruals or reserves on the financial statements of the Company and its Subsidiaries; and (iv) neither the Company nor any of its Subsidiaries is the subject of any currently ongoing audit or other proceeding with respect to taxes nor has any audit or other proceeding with respect to taxes been proposed in writing against any of them.

(n)Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE, and the Company has taken no action designed to, or which to the Knowledge of the Company is reasonably likely to, have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NYSE, nor has the Company received as of the date of this Agreement any notification that the SEC is contemplating terminating such registration or that the NYSE is contemplating such delisting. The Company is in compliance in all material respects with the listing and listing maintenance requirements of the NYSE applicable to it for the continued trading of its Common Stock on the NYSE.

(o)Intellectual Property. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Company and its Subsidiaries own or have a license or other valid right to use all Intellectual Property used in the conduct of their respective businesses as currently conducted; (ii) the Company and its Subsidiaries' conduct of their respective businesses does not infringe, misappropriate or otherwise violate any Intellectual Property of any Person and there is no action pending or, to the Knowledge of the Company, threatened alleging any such infringement, misappropriation or violation; and (iii) to the Knowledge of the Company, the Intellectual Property of the Company and its Subsidiaries is not being infringed, misappropriated or otherwise violated by any Person. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and each of its Subsidiaries take, and since January 1, 2018 have taken, commercially reasonable actions to protect (A) the confidentiality of their trade secrets and other confidential information and (B) the integrity, and security of the systems, applications, websites, databases, hardware, software and other information technology assets used in the conduct of their businesses (and all data therein), and, to the Knowledge of the Company, there have been no breaches, unauthorized access or other violations of the same since January 1, 2018.

(p)Environmental Matters. The Company and its Subsidiaries are in compliance with all applicable Environmental Laws and required Environmental Permits, except, in each case, where the failure to comply has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and its Subsidiaries have not received within the past three years any written notice from any Governmental Entity of any violation or alleged violation of any Environmental Laws or required Environmental Permits in connection with their respective properties, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(q)Employee Matters. Except where the failure to comply has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries are in compliance with all applicable Laws relating to labor, employment, fair employment practices, terms and conditions of employment, and wages and hours, and with the terms of the ERISA Documents, and each such ERISA Document is in compliance with all applicable requirements of ERISA. No labor disturbance by or dispute with the employees of the Company or any of its Subsidiaries exists or, to the Knowledge of the Company, is contemplated or threatened, except as would not, individually or in the aggregate, have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party.

(r)Real and Personal Property. The Company and its Subsidiaries have good and insurable title in fee simple to (in the case of real property), or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its Subsidiaries taken as a whole, in each case free and clear of all Liens and defects and imperfections of title, except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries or (ii) would not, individually or in the aggregate, have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received actual written notice that any of the Company's real property is subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any public authority with or without payment of compensation therefor. The real property of the Company and its Subsidiaries is in good operating condition and repair, reasonable wear and tear excepted, and is structurally sound and free of any defects and is suitable and sufficient for its current and contemplated uses, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(s)Investment Company Act. The Company is not, and immediately after giving effect to the sale of the Shares in accordance with this Agreement and the application of the proceeds thereof will not be required to be registered as, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

(t)Economic Sanctions. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company, its Subsidiaries, their respective directors, officers, and employees, and to the Knowledge of the Company, its and its Subsidiaries' agents and representatives are and have, since July 1, 2018 been in compliance with any economic sanctions laws or regulations administered by the United States (including by the Department of the Treasury's Office of Foreign Assets Control ("OFAC") and the U.S. State Department), Canada, the United Nations, the European Union, or the United Kingdom ("Sanctions"). None of the Company, its Subsidiaries, or any of the foregoing's respective officers, directors or, to the Knowledge of the Company, agents, employees, or any third party acting on their behalf (A) is or has been designated on any Sanctions-related list of restricted or sanctioned persons maintained by the United States, Canada, the European Union, or the United Kingdom, including OFAC' s list of "Specially Designated Nationals and Blocked Persons", (B) is located in, organized under the Laws of, or resident in any country or territory that is or whose government is, or has been in the past three

(3)years, the target of comprehensive sanctions imposed by the United States, Canada, European Union or United Kingdom (including Cuba, Iran, North Korea, Sudan, Syria, and the Crimean region of the Ukraine), or (C) owned or controlled by any Person or Persons described in clause

(A) or (B).

(u)Insurance. The Company and its Subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are reasonably deemed by the Company and its Subsidiaries to be adequate to protect the Company and its Subsidiaries and their respective businesses, taken as a whole in a commercially reasonably manner; and neither the Company nor any of its Subsidiaries (i) has received notice from any insurer or agent of such insurer that material capital improvements or other material capital expenditures are required or necessary to be made in order to continue such insurance or (ii) believes that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain materially similar coverage from similar insurers as may be necessary to continue its business.

(v)No Additional Representations. Except for the representations and warranties made by the Company in this Section 2.1 and in any certificate delivered by the Company pursuant to Section 1.4, neither the Company nor any other Person makes any express or implied representation or warranty with respect to the Company or any Subsidiaries or their respective businesses, operations, assets, liabilities, employees, employee benefit plans, conditions or prospects, and the Company hereby disclaims any such other representations or warranties. In particular, without limiting the foregoing disclaimer, except for the representations and warranties made by the Company in this Section 2.1 and in any certificate delivered by the Company pursuant to Section 1.4, neither the Company nor any other Person makes or has made any representation or warranty to the Purchasers, or any of their Affiliates or representatives, with respect to (i) any financial projection, forecast, estimate, budget or prospect information relating to the Company or any of its Subsidiaries or their respective business, (ii) matters relating to insurance coverage for Pandemic Matters with respect to the Company, including any determination, dispute, availability, disbursement or non-disbursement or the certainty of the Company receiving all or any portion of proceeds from the applicable insurers for claims filed or to be filed under the Company's event cancellation insurance policy or (iii) any oral or written information presented to the Purchasers or any of their Affiliates or representatives in the course of their due diligence investigation of the Company, the negotiation of this Agreement or in the course of the transactions contemplated hereby. Notwithstanding anything to the contrary herein, nothing in this Agreement shall limit the right of any Purchaser and its Affiliates to rely on the representations, warranties, covenants and agreements expressly set forth in this Agreement or in any certificate delivered pursuant hereto, nor will anything in this Agreement operate to limit any claim by any Purchaser or any of its Affiliates for actual fraud in the making of the representations and warranties of the Company set forth in this Agreement or in any certificate delivered hereunder.

2.2Representations and Warranties of Purchaser. Each Purchaser hereby represents and warrants, severally and not jointly, to the Company, as of the date hereof and as of each Closing Date (except to the extent made only as of a specified date in which case as of such date), that:

(a)Organization and Authority. Such Purchaser (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (ii) has all requisite power and authority to own its properties and assets and conduct its business as presently conducted and (iii) is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified, except, in the case of this clause (iii), where failure to be so qualified has not and would not reasonably be expected to materially and adversely affect such Purchaser's ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby on a timely basis.

(b)Authorization.

(1)Such Purchaser has the requisite power and authority to enter into this Agreement and the other Transaction Documents and to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the other Transaction Documents by such Purchaser and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of such Purchaser, and no further approval or authorization by any of its stockholders, partners, members or other equity owners, as the case may be, is required. This Agreement has been, and (as of the First Closing) the other Transaction Documents will be, duly and validly executed and delivered by such Purchaser and assuming due authorization, execution and delivery by the Company, this Agreement is, and (as of the First Closing) each of the other Transaction Documents will be, a valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar Laws of general applicability relating to or affecting creditors' rights or by general equity principles). No other organizational proceedings are necessary for the execution and delivery by such Purchaser of this Agreement or the other Transaction Documents, the performance by it of its obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby.

(2)Assuming the truth and accuracy of the representations and warranties of the Company set forth in Section 2.1, neither the execution, delivery and performance by such Purchaser of this Agreement or the other Transaction Documents, nor the consummation of the transactions contemplated hereby or thereby, nor compliance by such Purchaser with any of the provisions hereof or thereof, will (i) require notice, consent or approval pursuant to, violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of any material Lien upon any of the properties or assets of such Purchaser under any of the terms, conditions or provisions of (A) its organizational documents or (B) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which such Purchaser is a party or by which it may be bound, or to which such Purchaser or any of the properties or assets of such Purchaser may be subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any law, statute, ordinance, rule or regulation, permit, concession, grant, franchise or any judgment, ruling, order, writ, injunction or decree applicable to such Purchaser or any of their respective properties or assets, except in the case of clauses (i)(B) and (ii) for such violations, conflicts and breaches as would not reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by this Agreement or have a material adverse effect on such Purchaser's ability to fully perform its respective covenants and obligations under this Agreement.

(3)Assuming the truth and accuracy of the representations and warranties of the Company set forth herein, other than (i) the securities or blue sky Laws of the various states, (ii) filings pursuant to Section 13 and Section 16 of the Exchange Act (iii) obtaining the Canadian Competition Act Approval and the expiration or termination of any applicable waiting period under the HSR Act, and (iv) if applicable in respect of a Subsequent Closing, the German Competition Approval with respect to the issuance of Shares in the Subsequent Closings, no notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, nor expiration or termination of any statutory waiting period, is necessary for the execution, delivery and performance by such Purchaser of this Agreement or the other Transaction Documents or the consummation by such Purchaser of the transactions contemplated by this Agreement or the other Transaction Documents.

(c)Financial Capability. At each Closing, such Purchaser will have access to immediately available funds necessary to consummate each such Closing on the terms and conditions contemplated by this Agreement. Such Purchaser is not aware of any reason why the funds sufficient to fulfill its obligations under Article I (including paying its respective portion of the First Closing Purchase Price as set forth opposite such Purchaser's name on Schedule I hereto and Pro Rata Share of each Subsequent Closing Purchase Price) will not be available on the applicable Closing Date. Such Purchaser has delivered to the Company a true and complete copy of the executed Equity Commitment Letter as in effect on the date hereof.

(d)Brokers and Finders. Except for Jefferies Financial Group, neither such Purchaser nor its Affiliates or any of their respective officers, directors, employees or agents has employed any broker or finder for which the Company will incur any liability for any financial advisory fees, brokerage fees, commissions or finder's fees in connection with this Agreement or the transactions contemplated hereby.

(e)Purchase for Investment. Such Purchaser (or its beneficial owner(s)) is an accredited investor (as defined in Rule 501 of the Securities Act) and acknowledges that the Shares have not been registered under the Securities Act or under any state securities Laws. Such Purchaser (i) acknowledges that it is acquiring the Shares and the shares of Common Stock issuable upon the conversion of the Shares pursuant to an exemption from registration under the Securities Act solely for investment with no present intention to distribute any of the Shares or the shares of Common Stock issuable upon the conversion of the Shares to any person in violation of applicable securities Laws, (ii) will not sell, transfer, or otherwise dispose of any of the Shares or shares of Common Stock issuable upon the conversion of the Shares, except in compliance with this Agreement, the Certificate of Incorporation, the registration requirements or exemption provisions of the Securities Act and any other applicable securities Laws, (iii) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of its investment in the Shares and the shares of Common Stock issuable upon the conversion of the Shares and of making an informed investment decision, and (iv) without prejudice to any claim of such Purchaser hereunder for breach of the Company's representations and warranties or for actual fraud in the making of the representations and warranties set forth in this Agreement or in any certificate delivered hereunder, (A) has been furnished with or has had full access to all the information that it considers necessary or appropriate to make an informed investment decision with respect to the Shares and the shares of Common Stock issuable upon the conversion of the Shares, (B) has had an opportunity to discuss with management of the Company the intended business and financial affairs of the Company and to obtain information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to it or to which it had access (C) has conducted and relied upon its own due diligence investigation of the Company and its own in-depth analysis of the merits and risks of the transactions contemplated hereby in making its investment decision and has not relied upon any information provided by Moelis or any investigation of the Company conducted by Moelis and (D) can bear the economic risk of (1) an investment in the Shares and the shares of Common Stock issuable upon the conversion of the Shares indefinitely and (2) a total loss in respect of such investment.

(f)No Additional Representations. Such Purchaser acknowledges and agrees that, except for the representations and warranties contained in Section 2.1 and in any certificate delivered by the Company pursuant to Section 1.4, neither the Company nor any other Person, makes any express or implied representation or warranty with respect to the Company, its Subsidiaries or their respective businesses, operations, assets, liabilities, employees, employee benefit plans, conditions or prospects, and the Company hereby disclaims any such other representations or warranties. In particular, without limiting the foregoing disclaimer, except for the representations and warranties made by the Company in Section 2.1 and in any certificate delivered by the Company pursuant to Section 1.4, neither the Company nor any other Person, makes or has made any representation or warranty to such Purchaser, or any of its Affiliates or representatives, with respect to (i) any financial projection, forecast, estimate, budget or prospect information relating to the Company, its Subsidiaries or their respective business, (ii) matters relating to insurance coverage for Pandemic Matters with respect to the Company, including any determination, dispute, availability, disbursement or non-disbursement or the certainty of the Company receiving all or any portion of proceeds from the applicable insurers for claims filed or to be filed under the Company's event cancellation insurance policy or (iii) any information presented to such Purchaser or any of its Affiliates or representatives in the course of their due diligence investigation of the Company, the negotiation of this Agreement or in the course of the transactions contemplated hereby. To the fullest extent permitted by applicable law, except with respect to the representations and warranties contained in Section 2.1 and in any certificate delivered by the Company pursuant to Section 1.4, neither the Company nor any of its Subsidiaries shall have any liability to such Purchaser or its Affiliates or representatives on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon any other representation or warranty, either express or implied, included in any information or statements (or any omissions therefrom) provided or made available by the Company or its Subsidiaries to such Purchaser or its Affiliates or representatives in the course of their due diligence investigation of the Company, the negotiation of this Agreement or in the course of the transactions contemplated by this Agreement. Notwithstanding the foregoing, nothing in this

Section 2.2(f) shall limit the right of such Purchaser to rely on the representations, warranties, covenants and agreements expressly set forth in this Agreement or in any certificate delivered pursuant hereto or limit, preclude or prohibit any claim of actual fraud in the making of the representations and warranties set forth in this Agreement or in any certificate delivered hereunder.

ARTICLE III

COVENANTS

3.1Filings; Other Actions.

(a)As set forth in the Certificate of Designations, the Shares shall be initially issued to the Purchasers without voting rights in the election of directors of the Company. After issuance and following the Canadian Competition Act Approval and the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), the Shares shall gain the right to vote on an as-converted basis with the Common Stock, pursuant to, and in accordance with, the terms of the Certificate of Designations.

(b)The Purchasers and the Company shall use reasonable best efforts to obtain or submit, as the case may be, as promptly as practicable following the date hereof, the approvals and authorizations of, filings and registrations with, and notifications to, or expiration or termination of any applicable waiting period, under the HSR Act, the Canadian Competition Act Approval and the German Competition Approval (the "Anti-Trust Approvals"). Without limiting the foregoing, the Purchasers and the Company shall each prepare and file within ten

(10)business days after the date hereof a Notification and Report Form pursuant to the HSR Act in connection with the transactions contemplated by this Agreement and the Purchasers will prepare and file within ten (10) business days after the date hereof a request for an Advance Ruling Certificate under the Canadian Competition Act. If requested by either the Purchasers or the Company, each of the Company and the Purchasers shall as soon as reasonably practicable, and in any event no later than ten (10) business days after such a request, file or cause to be filed the notification required to be filed under section 114(1) of the Canadian Competition Act with respect to the transactions contemplated by this Agreement. As promptly as practicable after the date hereof, the Purchasers shall prepare and file the documents required in connection with the German Competition Approval prior to the consummation of any Subsequent Closing where the German Competition Approval is legally required. In connection with such undertakings, the Purchasers, on the one hand, and the Company, on the other hand, will cooperate and consult with the other and use reasonable best efforts to prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to obtain all necessary permits, consents, orders, approvals and authorizations of, or any exemption by, all third parties and Governmental Entities, necessary or advisable to consummate the transactions contemplated by this Agreement, including obtaining the Anti-Trust Approvals. The Purchasers and the Company shall execute and deliver both before and after each Closing such further certificates, agreements and other documents and take such other actions as the other party may reasonably request to consummate or implement such transactions or to evidence such events or matters.

(c)The Purchasers, on the one hand, and the Company, on the other hand, will have the right to review in advance, and to the extent practicable, each will consult with the other, in each case, subject to applicable Laws relating to the exchange of information, all the information relating to such other party, and any of their respective Affiliates, which appears in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement, including obtaining the Anti- Trust Approvals, other than "4(c) and 4(d) documents" as that term is used in the rules and regulations under the HSR Act. In exercising the foregoing right, each of the parties hereto agrees to act reasonably and as promptly as practicable. Each party hereto agrees to keep the other party apprised of the status of matters referred to in this Section 3.1. The Purchasers shall promptly furnish the Company, and the Company shall promptly furnish the Purchasers, to the extent permitted by Law, with copies of written communications received by it or its Subsidiaries from any Governmental Entity in respect of the transactions contemplated by this Agreement, including obtaining the Anti-Trust Approvals. None of the Purchasers, on the one hand, nor the Company, on the other hand, shall participate in any substantive meeting with any Governmental Entity in respect of the transactions contemplated by this Agreement, including obtaining the Anti-Trust Approvals, unless such party consults with the other parties hereto in advance and, to the extent not prohibited by such Governmental Entity, gives the other parties the opportunity to attend and participate therein or thereat.

3.2Reasonable Best Efforts to Close. Each of the Company and the Purchasers will use reasonable best efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary under applicable Laws so as to permit consummation of the transactions contemplated hereby as promptly as practicable and otherwise to enable consummation of the transactions contemplated hereby and shall cooperate reasonably with the other party hereto to that end. Each Purchaser shall use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary or advisable to cause the equity financing to be consummated upon satisfaction of the conditions contained in the Equity Commitment Letter.

3.3Authorized Common Stock. At any time that any Shares are outstanding, the Company shall from time to time take all lawful action within its control to cause the authorized share capital of the Company to include a number of authorized but unissued shares of Common Stock equal to the number of shares of Common Stock issuable upon the conversion of all Shares then issued and outstanding. All shares of Common Stock delivered upon conversion of the Shares shall be newly issued shares or shares held in treasury by the Company, shall have been duly authorized and validly issued and shall be fully paid and nonassessable, and free and clear of any Liens (other than Liens incurred by the Purchasers, restrictions arising under this Agreement or the Stockholders Agreement or restrictions arising under applicable securities Laws). At any time that any Shares are outstanding, the Company shall not effect any voluntary deregistration under the Exchange Act or any voluntary delisting of the Common Stock from the NYSE other than in connection with a Change of Control.

3.4NYSE Listing of Shares; Stockholder Approval.

(a)The Company shall promptly (and in any event no later than October 4, 2020) apply and use reasonable best efforts to cause the shares of Common Stock issuable upon the conversion of the Shares in accordance with the Certificate of Designations to be approved for listing on the New York Stock Exchange (the "NYSE"), subject to official notice of issuance.

(b)The Company shall use reasonable best efforts to call and hold a special meeting of the stockholders of the Company (the "Stockholder Meeting"), as promptly as reasonably practicable after the date of this Agreement, to seek stockholder approval, under NYSE Rule

312.03(or its successor), of the issuance of the Shares (including the issuance of shares of Common Stock issuable upon conversion thereof in accordance with the Certificate of Designations but without regard to the limitations set forth in Section 10(h) therein) to the Purchasers and the full exercise by the Purchasers of the preemptive rights pursuant to the Stockholders Agreement, in each case without any Ownership Limitation (as defined in the Certificate of Designations), and the removal of limitations on adjustment of the Conversion Price (the "Stockholder Approval"). In furtherance of the foregoing, the Company shall prepare, in cooperation and consultation with the Purchasers (and the Purchasers shall have the right to review drafts in advance of filing), and file with the SEC, as promptly as reasonably practicable after the date of this Agreement, a proxy statement related to the solicitation of proxies at the Stockholder Meeting (the "Proxy Statement"). The Proxy Statement shall include the Board of Director's recommendation that the stockholders vote in favor of the Stockholder Approval, unless the Board of Directors determines in good faith, after consultation with outside counsel, that making such a recommendation would be inconsistent with the directors' fiduciary duties under applicable Law. The Company shall use reasonable best efforts to solicit from the stockholders proxies in favor of the Stockholder Approval and to obtain the Stockholder Approval. Each Purchaser agrees to furnish to the Company all information concerning such Purchaser and its Affiliates as the Company may reasonably request in connection with any Stockholder Meeting. The Company shall respond reasonably promptly to any comments received from the SEC with respect to the Proxy Statement, and the Company shall cause the Proxy Statement to be mailed to the Company's stockholders at the earliest reasonably practicable date. The Company shall provide to the Purchasers, as promptly as reasonably practicable after receipt thereof, any written comments from the SEC or any written request from the SEC or its staff for amendments or supplements to the Proxy Statement and shall provide the Purchasers with copies of all correspondence between the Company, on the one hand, and the SEC and its staff, on the other hand, relating to the Proxy Statement.

3.5State Securities Laws. The Company shall use its reasonable best efforts to (a) obtain all necessary permits and qualifications, if any, or secure an exemption therefrom, required by any state or country prior to the offer and sale of Shares and the shares of Common Stock issuable upon the conversion of the Shares and (b) cause such authorization, approval, permit or qualification to be effective as of the First Closing and, as to the shares of Common Stock issuable upon conversion of the Shares, as of any such conversion.

3.6Use of Proceeds The Company shall use the proceeds from the issuance and sale of the Shares for general corporate purposes and capital expenditures and in the case of the proceeds from the issuance and sale of the Subsequent Shares, for additional liquidity, if needed, due to further changes in economic conditions and/or to accelerate the growth of the Pursuit business.

ARTICLE IV

ADDITIONAL AGREEMENTS

4.1Transfer Restrictions.

(a)For a period of eighteen (18) months following the First Closing, no Purchaser shall Transfer any Share or any share of Common Stock issued upon conversion of any Share, except as otherwise permitted pursuant to the terms and conditions of this Agreement, including Section 4.1(b), the Stockholders Agreement and the Certificate of Designations.

(b)Notwithstanding anything to the contrary in Section 4.1(a) and Section 4.1(c), a Purchaser shall be permitted to Transfer all or any portion of its Shares, or shares of Common Stock issued upon conversion of any Shares, at any time and from time to time, under the following circumstances:

(1)Transfers to any Permitted Transferee of any Purchaser, but only if such Permitted Transferee, if not already a party to this Agreement and the Stockholders Agreement, agrees in writing for the benefit of the Company (in form and substance reasonably satisfactory to the Company and with a copy thereof to be furnished to the Company) to be bound by the terms of this Section 4.1 and the Stockholders Agreement with respect to the Shares and the shares of Common Stock issuable upon conversion thereof and, if it has not done so, delivers to the Company either an (i) Internal Revenue Service Form W-9 certifying that such Permitted Transferee is a U.S. person and that such Permitted Transferee is not subject to backup withholding, or (ii) Internal Revenue Service Form W-8 (together with any necessary withholding statements or attachments) certifying that such Permitted Transferee is not a U.S. person;

(2)Transfers pursuant to an amalgamation, merger, tender offer or exchange offer or other business combination, acquisition of assets or similar transaction involving the Company or any of its Subsidiaries or any transaction resulting in a Change of Control (as defined in the Certificate of Designations);

(3)Transfers after commencement by the Company or a Significant Subsidiary (as such term is defined in Rule 12b-2 under the Exchange Act) of the Company of bankruptcy, insolvency or other similar proceedings; or

(4)Transfers that have been approved in writing by the Board of Directors prior to such Transfer.

(c)In addition, from and after the date hereof, no Purchaser nor any Permitted Transferee of any Purchaser may knowingly Transfer (after inquiry) any Share or any share of Common Stock issued upon conversion thereof at any time, without the prior written consent of the Company (which consent may not be unreasonably withheld) to (i) any Competitor, or (ii)

any other Person who would, upon the consummation of such Transfer, beneficially own five percent (5%) or more of the outstanding shares of Common Stock on an as-converted basis (in each case, any such Peron to which the Company has provided its prior written consent, an "Approved Transferee"); provided, however, that the foregoing shall not restrict (w) underwritten offerings or underwritten block trades in which the applicable Purchaser requests the managing underwriter(s) not to knowingly Transfer any Share or any share of Common Stock issued upon conversion thereof to any transferee that would violate this Section 4.1(c), (x) Transfers pursuant to Rule 144 under the Securities Act (provided that any such Transfer pursuant to Rule 144 either is not a direct placement or satisfies the requirements of paragraph

(f)of such rule), and (y) any Transfer permitted pursuant to Section 4.1(b). In connection with any Transfer to an Approved Transferee, the Company agrees to use reasonable best efforts to amend the Rights Agreement to the extent required in connection with such Transfer to provide that such Approved Transferee is exempt from the definition of "Acquiring Person" contained in the Rights Agreement, and that no "Shares Acquisition Date" or "Distribution Date" or "Triggering Event" (as such terms are defined in the Rights Agreement), nor the separation of the Rights (as such term is defined in the Rights Agreement) from the Common Stock will occur as a result of such Transfer (or the issuance of the Common Stock upon conversion of the Shares Transferred to such Approved Transferee), in each case, to the extent of such Approved Transferee's beneficial ownership of the Company immediately after giving effect to such Transfer.

(d)Notwithstanding anything to the contrary in this Agreement or otherwise, this Section 4.1 shall not prohibit any Lien on any Share or any share of Common Stock issued upon conversion thereof, or any exercise of remedies with respect to any of the foregoing, pursuant to a bona fide mortgage, encumbrance or pledge to a financial institution in connection with any bona fide loan or debt transaction or enforcement thereunder, so long as (A) the relevant Purchaser shall provide written notice to the Company if any event of default pursuant to any such credit facility occurs which results in any lender thereunder becoming entitled (with the provision of notice, lapse of time, or both) to foreclose on such collateral and (B) any such credit facility provides that any lender thereunder will not be permitted to Transfer any Shares or any shares of Common Stock issued upon conversion thereof except in accordance with the provisions of Section 4.1(c), including in the event of any such foreclosure. If requested in writing by a Purchaser, the Company will use commercially reasonable efforts to enter into an issuer agreement with any lender to such Purchaser under such Purchaser's credit facility in form and substance reasonably satisfactory to the Company; it being understood and agreed that such issuer agreement may include, without limitation, certain customary agreements and obligations of the Company relating to (i) procedures and specified time periods for effecting Transfers and/or conversions upon foreclosure by any such lender, (ii) the delivery of the Preferred Shares or shares of Common Stock issued upon conversion of the Preferred Shares to such lender for crediting to the relevant collateral accounts upon funding of any such credit facility, and (iii) such other cooperation and assistance as may be reasonably necessary to assist such Purchaser in creating a security interest under such credit facility in the shares of Common Stock and Preferred Shares, in each case so long as such agreements and obligations of the Company will not unreasonably disrupt or otherwise impose any undue burden on the operation of the Company's business.

(e)Any attempted Transfer in violation of this Section 4.1 shall be null and void ab initio and the Company shall not be required to give any effect thereto.

4.2Legend.

(a)The Purchasers agree that all certificates or other instruments representing the Shares subject to this Agreement (or the shares of Common Stock issuable upon conversion thereof) will bear a legend substantially to the following effect:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH IN AN INVESTMENT AGREEMENT, DATED AS OF AUGUST 5, 2020, AND A STOCKHOLDERS AGREEMENT, DATED AS OF AUGUST 5, 2020, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE ISSUER.

(b)Upon request of a Purchaser (or any Permitted Transferee thereof), (i) following receipt by the Company of an opinion of counsel reasonably satisfactory to the Company to the effect that such legend is no longer required under the Securities Act and applicable state Laws, the Company shall promptly cause the first paragraph of the legend to be removed from any certificate to be transferred in accordance with the terms hereof and (ii) the Company shall promptly cause the second paragraph of the legend to be removed from any certificate to be transferred in accordance with the terms hereof other than a transfer to a Permitted Transferee. Each Purchaser acknowledges that the Shares have not been registered under the Securities Act or under any state securities Laws and agrees that it will not sell or otherwise dispose of any of the Shares, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities Laws.

4.3Tax Matters. The Company shall pay any and all documentary, stamp and similar issue or transfer tax due on (i) the issuance of the Shares or (ii) the issuance of shares of Common Stock upon conversion of the Shares. However, in the case of conversion of Shares, the Company shall not be required to pay any tax or duty that may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock or Preferred Stock in a name other than that of the holder of the shares to be converted, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

4.4Survival. The Company Fundamental Representations and the Purchaser Fundamental Representations shall survive the Closings until the date that is three (3) years from the date hereof and all other representations and warranties made herein shall survive the Closings until the date that is nine (9) months after the First Closing Date (the "Expiration Date"); provided that nothing herein shall relieve any party of liability for any inaccuracy or breach of any representation or warranty to the extent that any claim of such inaccuracy or breach is made in writing prior to the Expiration Date or for actual fraud in the making of the representations and warranties set forth in this Agreement or in any certificate delivered hereunder. All covenants and agreements of the parties contained herein shall survive the First Closing and any Subsequent Closing, as applicable, in accordance with their terms.

ARTICLE V

MISCELLANEOUS

5.1Expenses. Promptly (and, in any event, within three business days) following the First Closing and at each Subsequent Closing, the Company shall pay the reasonable and documented fees and expenses of the Purchasers incurred on or prior to the First Closing Date or any Subsequent Closing Date, as applicable, in connection with the consummation of the transactions contemplated herein; provided, that the aggregate amount of any such expense reimbursement as to all Closings shall not to exceed $2,000,000 (the "Expense Cap").

5.2Amendment; Waiver. No amendment or waiver of any provision of this Agreement will be effective with respect to any party unless made in writing and signed by an officer of a duly authorized representative of such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The conditions to each party's obligation to consummate each Closing are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable Law. No waiver of any party to this Agreement will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

5.3Counterparts; Electronic Transmission. This Agreement, and any amendments hereto, to the extent signed and delivered by means of an electronic transmission, including by a facsimile machine or via email, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. The words "execution," "execute", "signed," "signature," and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act or any state Laws based on the Uniform Electronic Transactions Act. None of the parties hereto or to any such agreement or instrument shall raise the use of electronic transmission by a facsimile machine or via email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission as a defense to the formation of a contract and each such party forever waives any such defense. This Agreement may be executed in separate counterparts, each of which will be an original and all of which together shall constitute one and the same agreement binding on each party hereto.

5.4Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the state of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the state of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the state of Delaware. Any dispute relating hereto shall be heard first in the Delaware Court of Chancery, and, if applicable, in any state or federal court located in the State of Delaware in which appeal from the Court of Chancery may validly be taken under the laws of the State of Delaware (each a "Chosen Court" and collectively, the "Chosen Courts"), and the parties agree to the exclusive jurisdiction and venue of the Chosen Courts. Such Persons further agree that any proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby or by any matters related to the foregoing (the "Applicable Matters") shall be brought exclusively in a Chosen Court, and that any proceeding arising out of this Agreement or any other Applicable Matter shall be deemed to have arisen from a transaction of business in the state of Delaware, and each of the foregoing Persons hereby irrevocably consents to the jurisdiction of such Chosen Courts in any such proceeding and irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that such Person may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such Chosen Court or that any such proceeding brought in any such Chosen Court has been brought in an inconvenient forum. Such Persons further covenant not to bring a proceeding with respect to the Applicable Matters (or that could affect any Applicable Matter) other than in such Chosen Court and not to challenge or enforce in another jurisdiction a judgment of such Chosen Court. Process in any such proceeding may be served on any Person with respect to such Applicable Matters anywhere in the world, whether within or without the jurisdiction of any such Chosen Court. Without limiting the foregoing, each such Person agrees that service of process on such party as provided in Section 5.5 shall be deemed effective service of process on such Person. AS SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

5.5Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be either personally delivered, or sent by certified mail, return receipt requested, or sent by reputable overnight courier service (charges prepaid) to the parties at the applicable address set forth below, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally or sent by electronic mail (provided confirmation of transmission is received), three (3) days after deposit in the U.S. mail and one (1) day after deposit with a reputable overnight courier service.

(a)If to the Purchasers:

c/o Crestview Partners IV, L.P.

590 Madison Avenue, 36th Floor

New York, NY 10022

Telephone: (212) 906-0700

Facsimile: (212) 906-0750

Attn: Brian Cassidy

        Ross Oliver

E-mail: bcassidy@crestview.com

            roliver@crestview.com

with a copy to (which copy alone shall not constitute notice):

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Telephone: (212) 373-3000

Facsimile: (212) 757-3990

Attn: Neil Goldman

E-mail: ngoldman@paulweiss.com

If to the Company:

Viad Corp

1850 North Central Avenue, Suite 1900

Phoenix, AZ 85004-4565

Attention: General Counsel

Email: DLinde@viad.com

with a copy to (which copy alone shall not constitute notice):

Latham & Watkins LLP

330 N. Wabash Avenue, Suite 2800 Chicago, Illinois 60611

Attention: Bradley C. Faris and Jason Morelli

Emails: bradley.faris@lw.com and jason.morelli@lw.com

5.6Entire Agreement. This Agreement (including the Exhibits hereto and the documents and instruments referred to in this Agreement), constitutes the entire agreement among the parties and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and transactions contemplated hereby.

5.7Assignment. Neither this Agreement, nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of each of the parties hereto; provided, however, that any of the Purchasers may assign its rights, interests and obligations under this Agreement, in whole or in part, (a) to one or more Permitted Transferees who agrees in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned and (b) as collateral security to any lender to the Purchasers; provided, further, that no such assignment will relieve such Purchaser of its obligations under Sections 1.2 and 1.3 in accordance with the terms thereof.

5.8Interpretation. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. All article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex, letter and schedule references not attributed to a particular document shall be references to such exhibits, annexes, letters and schedules to this Agreement. In addition, the following terms are ascribed the following meanings:

(a)the word "or" is not exclusive;

(b)the words "including," "includes," "included" and "include" are deemed to be followed by the words "without limitation";

(c)the terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision; and

(d)the term "business day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in New York, New York generally are authorized or required by law or other governmental action to close.

5.9Captions. The article, section, paragraph and clause captions herein are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.

5.10Severability. If any provision of this Agreement or the application thereof to any Person (including the officers and directors of the parties hereto) or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

5.11No Third Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any Person other than the parties hereto (and their permitted assigns), any benefit, right or remedies.

5.12Public Announcements. Subject to each party's disclosure obligations imposed by law or regulation or the rules of any stock exchange upon which its securities are listed, each of the parties hereto will cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement and any of the transactions contemplated by this Agreement, and neither the Company nor any of the Purchasers will make any such news release or public disclosure without first consulting with all of the parties hereto, and, in each case, also receiving the consent of the other parties (which shall not be unreasonably withheld or delayed) and each party shall coordinate with the party whose consent is required with respect to any such news release or public disclosure. Notwithstanding the foregoing, this Section 5.12 shall not apply to any press release or other public statement made by the Company or any of the Purchasers (a) which is consistent with prior disclosure and does not contain any information relating to the transactions that has not been previously announced or made public in accordance with the terms of this Agreement or (b) is made to its auditors, attorneys, accountants, financial advisors, limited partners or other Permitted Transferees.

5.13Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, without the necessity of posting bond or other undertaking, the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity, and in the event that any action or suit is brought in equity to enforce the provisions of this Agreement, and no party will allege, and each party hereby waives, the defense or counterclaim that there is an adequate remedy at law.

5.14Termination of Certain Obligations. The parties' obligations to effect any Subsequent Closing pursuant to this Agreement shall be terminated on the earlier of (i) the Exercise Expiration Date (provided, that if the Company has delivered an Exercise Notice in accordance with Section 1.3(a) prior to such date, such obligations will be terminated following the Subsequent Closing in respect of any such Exercise Notice) and (ii) the date of a Change of Control (as defined in the Certificate of Designations), and may otherwise only be terminated following the First Closing and the delivery of an Exercise Notice in respect of any such Subsequent Closing and prior to such Subsequent Closing, by mutual written agreement of the Company and the Purchasers.

5.15Effects of Termination. In the event of the termination of the parties' obligations to effect any Subsequent Closing pursuant to this Agreement following the First Closing in accordance with Section 5.14, (i) the parties' obligations under Sections 1.1(b) and 1.3 shall be null and void and of no further force or effect, (ii) all other provisions of this Agreement shall remain in full force and effect, and (iii) no party shall have any liability or obligation to the other (or any of its Affiliates) under or in respect of Sections 1.1(b) and 1.3 or with respect to such Subsequent Closing generally, except to the extent of any actual fraud in the making of the representations and warranties set forth in this Agreement or in any certificate delivered hereunder or intentional or willful breach of this Agreement with respect thereto prior to such termination.

5.16Non-Recourse. Other than with respect to the right to seek specific performance of the Equity Commitment Letter to the extent permitted by and in accordance with the Equity Commitment Letter, this Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto, including entities that become parties hereto after the date hereof, including permitted assignees and successors, or that agree in writing to be bound by the terms of this Agreement, and no former, current or future equityholders, controlling Persons, directors, officers, employees, agents or Affiliates of any party hereto or any former, current or future equityholder, controlling Person, director, officer, employee, general or limited partner, member, manager, advisor, agent or Affiliate of any of the foregoing (each, a "Non-Recourse Party") shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any representations made or alleged to be made in connection herewith. Without limiting the rights of any party against the other parties hereto, in no event shall any party or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party. For the avoidance of doubt, the Purchasers agree that Moelis shall have no liability to the Purchasers in connection with the transactions contemplated hereby.

5.17Definitions.

(a)As used herein, the following terms have the meanings ascribed thereto below:

"Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other Person; provided, however, that (i) portfolio companies in which any Person or any of its Affiliates has an investment shall not be deemed an Affiliate of such Person (except for the purposes of 5.16, such portfolio companies shall be deemed Affiliates), or (ii) the Company, any of its Subsidiaries, or any of the Company's other controlled Affiliates, in each case, will not be deemed to be Affiliates of any Purchaser for purposes of this Agreement. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

"Applicable NYSE Rule" means (i) with respect to the issuance of First Closing Shares, NYSE Rule 312.03(d) (or its successor) and (ii) with respect to the issuances of any Subsequent Closing Shares, if applicable, NYSE Rule 312.03(b) (or its successor), and NYSE Rule 312.03(d) (or its successor).

"Canadian Competition Act Approval" means (i) the issuance to the Purchasers of an advance ruling certificate by the Commissioner of Competition under Subsection 102(1) of the Competition Act (Canada) to the effect that the Commissioner of Competition is satisfied that he would not have sufficient grounds upon which to apply to the Competition Tribunal for an order under Section 92 of the Competition Act (Canada) with respect to the transactions contemplated by this Agreement; (ii) the waiting period, including any extension thereof, under Section 123 of the Competition Act (Canada) shall have expired or been terminated or the obligation to provide a pre-merger notification in accordance with Part IX of the Competition Act (Canada) shall have been waived in accordance with paragraph 113(c) of the Competition Act (Canada), or (iii) the Purchasers shall have received a letter from the Commissioner of Competition indicating that he does not, as of the date of the letter, intend to make an application under Section 92 of the Competition Act (Canada) in respect of the transactions contemplated by this Agreement.

"Code" means the United Stated Internal Revenue Code of 1986, as amended.

"Company Material Adverse Effect" means, with respect to the Company, any Effect that, individually or taken together with all other Effects that have occurred prior to the date of determination of the occurrence of the Company Material Adverse Effect, (a) is, or would reasonably be expected to be, materially adverse to the business, assets, properties, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole or (b) prevents or materially delays, interferes with, hinders or impairs the consummation by the Company of any of the transactions contemplated by this Agreement or the compliance by the Company with its obligations under this Agreement; provided, however, that for purposes of the foregoing clause (a), in no event shall any of the following individually or taken together, be deemed to constitute a Company Material Adverse Effect, or be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur: (i) any change in the Company's stock price or trading volume on the NYSE, (ii) any failure by the Company to meet internal or analyst revenue, earnings or other financial projections or expectations for any period, (iii) any Effect that results from changes affecting the industry in which the Company operates, or the United States economy generally, or any Effect that results from changes affecting general worldwide economic or United States or global credit, financial or capital markets conditions, (iv) any Effect caused by the announcement of the transactions contemplated by this Agreement or the other Transaction Documents, or the identities of the Purchasers or any of their Affiliates as purchasers in connection with the transactions contemplated by this Agreement (it being understood that this clause (iv) shall not apply to a breach of any representation or warranty set forth in Sections 2.1(a) and 2.1(c)), (v) political conditions, including acts of war or terrorism, or natural disasters or any direct or indirect consequences of any pandemic or epidemic, including outbreaks or additional waves of outbreaks of any contagious diseases (including COVID-19 or any variation thereof) (such pandemics or epidemics, the "Pandemic Matters"), (vi) any action taken or omitted to be taken by the Company at the written request or with the prior written consent of the Purchasers (it being understood that any Board of Director's consent or action by the Purchasers' designees on the Board shall not constitute such prior written consent), (vii) changes in GAAP or other accounting standards (or any interpretation thereof) after the date hereof, (viii) changes in any Laws or interpretations or enforcement thereof after the date hereof; provided, however, that (A) the exceptions in clause (i) and (ii) shall not prevent or otherwise affect a determination that any Effect underlying such change or failure has resulted in, or contributed to, a Company Material Adverse Effect or that the underlying cause of such failure (unless such underlying cause would otherwise be excluded from this definition) has resulted in, or contributed to, a Company Material Adverse Effect and (B) with respect to clauses (iii), (v), (vii) and (viii), such Effects, alone or in combination, may be deemed to constitute, or be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur, but only to the extent such Effects disproportionately affect the Company and its Subsidiaries, taken as a whole, relative to other companies operating in the same industry as the Company and its Subsidiaries.

"Company Subsidiary" means any Subsidiary of the Company.

"Competitor" means any Person that is (a) primarily engaged in any business that directly or indirectly competes with the business of the Company or any of its Subsidiaries and (b) set forth on Schedule 5.17 hereof (as the same may be updated from time to time by the Board of Directors reasonably and in good faith, by written notice to the Purchasers, solely to reflect the addition of Persons described in the foregoing clause (a) and the removal of Persons who cease to meet the description in the foregoing clause (a)).

"Credit Agreement" means that certain Second Amended and Restated Credit Agreement, dated as of October 24, 2018, among the Company, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders, as the same may be amended, restated, supplemented or otherwise modified from time to time.

"Effect" means any change, event, effect, development or circumstance.

"Environmental Law" means any Law relating to (a) the protection, preservation or restoration of the environment (including air, surface water, groundwater or land) or natural resources, or (b) the exposure to, or the generation, use, storage, recycling, treatment, transportation, processing, handling, disposal or release of Hazardous Substances, including the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation, and Liability Act, the Clean Water Act, the Clean Air Act, and any state analogues of any of the foregoing.

"Environmental Permit" means any permit, license, approval or other authorization issued under any Environmental Law.

"Equity Commitment Letters" means the equity financing commitment letters, dated as of the date hereof, between the Purchasers and the investment funds named therein, naming Company as an express third party beneficiary and pursuant to which such investment funds have committed to invest or cause to be invested in the equity capital of Parent the amounts set forth therein for the purposes of financing the Subsequent Closings.

"Equity Interest" means any share, capital stock, partnership, limited liability company, member or similar equity interest in any Person, and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable into or for any such share, capital stock, partnership, limited liability company, member or similar equity interest.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and all rules, regulations, rulings and interpretations adopted by the Internal Revenue Service or the Department of Labor thereunder.

"ERISA Documents" means all material "employment benefit plans" as defined in Section 3(3) of ERISA that are maintained or sponsored by the Company or its Subsidiaries for the benefit of their respective current or former employees and with respect to which the Company or its Subsidiaries have any liability.

"First Closing Purchase Price" means the purchase price payable by the Purchasers to the Company in respect of the First Closing Shares (which shall be equal to the product of (i) the aggregate number of First Closing Shares and (ii) $1,000).

"Governmental Entity" means any court, administrative or regulatory agency or commission or other governmental or arbitral body or authority or instrumentality, including any state-controlled or owned corporation or enterprise, in each case whether federal, state, local or foreign, and any applicable industry self-regulatory organization.

"Hazardous Substance" means any substance presently listed, defined or classified as a pollutant, contaminant, hazardous substance, toxic substance or hazardous waste under any Environmental Law, including petroleum and any fraction thereof, and any radioactive materials and waste.

"Intellectual Property" means any of the following, as they exist anywhere in the world, whether registered or unregistered: (a) patents, patentable inventions and other patent rights (including any divisions, continuations, continuations-in-part, reissues, reexaminations and interferences thereof); (b) trademarks, service marks, trade dress, trade names, taglines, social media identifiers (such as a Twitter® Handle) and related accounts, brand names, logos and corporate names and all goodwill related thereto; (c) copyrights, mask works and designs; (d) trade secrets, know-how, inventions, processes, procedures, databases, confidential business information and other proprietary information and rights; (e) computer software programs, including all source code, object code, specifications, designs and documentation related thereto; and (f) domain names, Internet addresses and other computer identifiers.

"Knowledge of the Company" means the actual knowledge of the Company's chief executive officer, chief financial officer, general counsel and the president of Pursuit.

"Law" means any applicable federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, order, edict, decree, rule, regulation, ruling or other legally binding requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity.

"Lien" means any mortgage, pledge, security interest, encumbrance, lien, charge or other restriction of any kind, whether based on common law, statute or contract.

"Permitted Transferee" means, with respect to any Person, (i) any Affiliate of such Person,

(ii)any successor entity of such Person or (iii) any investment fund, vehicle or similar entity of which the first specified Person, or any Affiliate, advisor or manager of the first specified Person serves as a general partner, manager or advisor, or any successor entity of the Persons described in this clause (iii).

"Person" has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

"Plan" means (i) any employee pension benefit plan (as defined in Section 3(2)(A) of ERISA) maintained for employees of the Company or of any member of a "controlled group," as such term is defined in Section 414 of the Code, of which the Company or any of its Subsidiaries is a part, or any such employee pension benefit plan to which the Company or any of its Subsidiaries is required to contribute on behalf of its employees, and any other employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to ERISA; or (ii) any compensation, retirement, medical, vision, insurance, severance or other benefit plan, policy, program, agreement or arrangement, including any employment, change in control, bonus, equity- based compensation, retention or other similar plan, policy, program, agreement or agreement, in each case, that the Company or any of its Subsidiaries, maintains, sponsors, contributes to, is required to contribute to, is a party to, or as to which the Company or any of its Subsidiaries otherwise has any obligation or liability, contingent or otherwise, in respect of its current or former employees; in each case, excluding any compensation or benefit arrangement maintained by a Governmental Entity.

"Solvent" means, that (a) the fair value of the assets of the Company and its Subsidiaries on a consolidated basis, at a fair valuation, exceeds the debts and liabilities, subordinated, contingent or otherwise, of the Company and its Subsidiaries on a consolidated basis; (b) the present fair saleable value of the assets of the Company and its Subsidiaries on a consolidated basis is greater than the amount that is required to pay the probable liability of the Company and its Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Company and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Company and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are conducted.

"Subsequent Closing Purchase Price" means the aggregate purchase price payable by the Purchasers to the Company in respect of any Subsequent Closing Shares (which shall be equal to the product of (i) the aggregate number of Subsequent Closing Shares (if any) and (ii) $1,000).

"Subsidiary" means, with respect to any Person, any corporation, partnership, joint venture, limited liability company or other entity (i) of which such Person or a Subsidiary of such Person is a general partner or (ii) of which a majority of the voting securities or other voting interests, or a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or Persons performing similar functions with respect to such Person, is directly or indirectly owned by such Person and/or one or more subsidiaries thereof.

"Tax Return" means any return, report or similar filing (including any elections, notifications, declarations, information statement, schedules or attachments thereto, and any amendment thereof) with respect to taxes filed or required to be filed with any Governmental Entity.

"Transaction Documents" means this Agreement, the Certificate of Designations, the Stockholders Agreement and the Registration Rights Agreement.

"Transfer" by any Person means, directly or indirectly, to (i) sell, transfer, assign, pledge, encumber, hypothecate, or dispose of, either voluntarily or involuntarily, any securities owned by such Person or of any interest (including any voting interest) in any securities owned by such Person, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any subject securities, for cash or otherwise; provided, however, that, notwithstanding anything to the contrary in this Agreement, a Transfer shall not include (A) the conversion of one or more shares of Preferred Stock into shares of Common Stock pursuant to the Certificate of Designations, (B) the redemption or other acquisition of Common Stock or Preferred Stock by the Company, or (C) the direct or indirect transfer of any limited partnership interests or other equity interests in or by a limited partner of any investment fund or vehicles that, directly or indirectly, owns any Purchaser (so long as the Shares owned by such Purchaser do not constitute more than a majority of the direct or indirect assets of the transferor and transferee referred to in this clause (C) as of the time of such transfer).

(b)As used herein, the following terms are defined in the Section of this Agreement set forth after such term below:

Term	Location of Definition
Agreement	Preamble
Anti-Bribery Laws	Section 2.1(k)
Anti-Trust Approval	Section 3.1(a)
Applicable Matters	Section 5.4
Approved Transfers	Section 4.1(c)
Balance Sheet Date	Section 2.1(f)
Board of Directors	Section 2.1(c)(1)
Bylaws	Section 2.1(a)(1)
Certificate of Designations	Recitals
Certificate of Incorporation	Section 2.1(a)(1)
Chosen Court	Section 5.4
Closing Dates	Section 1.3
Closings	Section 1.4(a)
Common Stock	Section 2.1(b)(1)
Company	Preamble
Company Fundamental Representations	Section 1.4(b)
Designated Preferred Stock	Section 2.1(b)
Exchange Act	Section 2.1
Exercise Expiration Date	Section 1.3(a)
Exercise Notice	Section 1.3(a)
Expense Cap	Section 5.1
Expiration Date	Section 4.4
First Closing	Section 1.2(a)
First Closing Date	Section 1.2(a)
First Closing Shares	Section 1.1
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Term	Location of Definition
GAAP	Section 2.1(f)(4)
German Competition Approval	Section 1.4(d)
Government Official	Section 2.1(k)
HSR Act	Section 3.1(a)
Junior Preferred Stock	Section 2.1(b)
Non-Recourse Party	Section 5.16
NYSE	Section 3.4
OFAC	Section 2.1(t)
Pandemic Matters	Definition of Company
Material Adverse Effect
Preferred Stock	Recitals
Pro Rata Share	Section 1.1
Proxy Statement	Section 3.4(b)
Purchaser	Preamble
Purchaser Election	Section 3.1(a)
Purchaser Fundamental Representations	Section 1.4(c)
Registration Rights Agreement	Section 1.2(b)(1)
Rights Agreement	Section 2.1(b)
Sanctions	Section 2.1(l)
SEC	Section 2.1(a)(2)
SEC Documents	Section 2.1(f)(1)
Series $4.75 Preferred Stock	Section 2.1(b)
Stockholder Approval	Section 3.4(b)
Stockholder Meeting	Section 3.4(b)
Subsequent Closing	Section 1.3
Subsequent Closing Date	Section 1.3
Subsequent Closing Shares	Section 1.1
Subsequent Closing Representations	Section 1.4(d)
Securities Act	Section 2.1
Shares	Section 1.1
Stockholders Agreement	Section 1.2(b)(1)
*****
[Signature Pages Follow]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

VIAD CORP

By: /s/ Steven W. Moster

Name: Steven W. Moster

Title: President and Chief Executive Officer

[Signature Page to Investment Agreement]

CRESTVIEW IV VC TE HOLDINGS, LLC

By:	/s/ Ross A. Oliver
Name:	Ross A. Oliver
Title:	General Counsel

CRESTVIEW IV VC HOLDINGS, L.P.

By: Crestview IV VC Holdings GP, LLC, its general partner

By:	/s/ Ross A. Oliver
Name:	Ross A. Oliver
Title:	General Counsel

CRESTVIEW IV VC CI HOLDINGS, L.P.

By: Crestview IV VC CI GP, LLC, its general partner

By:	/s/ Ross A. Oliver
Name:	Ross A. Oliver
Title:	General Counsel

[Signature Page to Investment Agreement]

SCHEDULE I

Closing Shares and Price

Purchaser	Number of First	Amount of First	Pro Rata Percentage
	Closing Shares	Closing Purchase	of Subsequent
		Price	Closing Shares and
			Subsequent Closing
			Purchase Price

Crestview IV VC TE	4,765.440	$ 4,765,440.00	3.5300%
Holdings, LLC

Crestview IV VC	130,002.060	$ 130,002,060.00	96.2978%
Holdings, L.P.

Crestview IV VC CI	232.500	$ 232,500.00	0.1722%
Holdings, L.P.

Total	135,000	$135,000,000	100%

EXHIBIT A

Form of Certificate of Designations

[See Attached]

EXHIBIT B

Form of Stockholders Agreement

[See Attached]

EXHIBIT C

Form of Registration Rights Agreement

[See Attached]

Exhibit 10.2

STOCKHOLDERS AGREEMENT

This Stockholders Agreement (this "Agreement") is made on August 5, 2020 (the "Effective Date"), by and among Viad Corp, a Delaware corporation (the "Company"), Crestview IV VC TE Holdings, LLC, a Delaware limited liability company ("Crestview VC TE"), Crestview IV VC Holdings, L.P., a Delaware limited partnership ("Crestview VC Holdings"), and Crestview IV VC CI Holdings, L.P., a Delaware limited partnership ("Crestview VC CI" and, together with Crestview VC TE and Crestview VC Holdings, the "Stockholders" and each, a "Stockholder"), and, with respect to the relevant operative provisions of Sections 2.02, 3.03 and 3.04, Crestview Partners IV (TE), L.P. and Crestview Partners IV Co-Investors, L.P. Terms used but not otherwise defined herein shall have the meaning set forth in that certain Investment Agreement, dated as of the date hereof, by and among the Stockholders and the Company (as amended, restated or otherwise modified from time to time and together with all exhibits, schedules, and other attachments thereto, the "Investment Agreement").

RECITALS

WHEREAS, the Company and the Stockholders are parties to the Investment Agreement, pursuant to which, and subject to the terms and conditions contained therein, the Company is selling, and the Stockholders are purchasing, on the First Closing Date, an aggregate amount of 135,000 shares of Preferred Stock and at one or more Subsequent Closings, if any, up to an aggregate additional 45,000 shares of Preferred Stock;

WHEREAS, the Company and the Stockholders desire to enter into this Agreement in order to generally set forth their respective rights and responsibilities, and to establish various arrangements and restrictions with respect to, among other things, (a) actions that may or may not be undertaken in respect of the shares of Preferred Stock and Common Stock Beneficially Owned by the Stockholder Parties, (b) the governance of the Company and (c) other related matters with respect to the Company.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. As used in this Agreement, the following terms shall have the following meanings:

"Additional Growth Capital" has the meaning set forth in Section 3.06.

"Affiliate" means, with respect to a specified Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, the specified Person; provided that (i) the Company and any Person controlled by the Company shall not be considered to be an Affiliate of a Stockholder for any purpose under this Agreement and (ii) portfolio companies in which a Stockholder or any of its Affiliates has an investment shall not be deemed an Affiliate of a Stockholder for any purpose under this Agreement except if and to the extent Confidential Information has been furnished to such portfolio company by such Stockholder or its Affiliates.

"Agreement" has the meaning set forth in the Preamble.

"Beneficial Owner" (including its correlative meanings, "Beneficial Owner," "Beneficial Ownership" and "Beneficially Owned") has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act; provided, however, that, notwithstanding anything in Rule 13d-3(d)(1)(i) to the contrary, the determination of "Beneficial Ownership" of a Person shall be made after giving effect to the conversion of all options, warrants, rights and convertible or other similar securities outstanding as of any date in question that are held by such Person, irrespective of any vesting period of any such security.

"Board" means the board of directors of the Company.

"Bylaws" means the Bylaws of the Company as amended from time to time in accordance with this Agreement.

"Company" has the meaning set forth in the Preamble.

"Control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. The terms "Controlled by" and "under common Control with" shall have correlative meanings.

"Effective Date" has the meaning set forth in the Preamble.

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

"Initial Share Ownership" means, as of any applicable date hereunder, the total number of shares of Common Stock issuable upon conversion of the shares of Preferred Stock issued by the Company to the Stockholders in the aggregate at the First Closing; provided, that such total number of shares shall be adjusted as necessary to give effect to any subdivision, consolidation, reclassification, reorganization, recapitalization, split, combination, contribution or exchange of such shares, or a stock dividend or dividend payable in any other securities with respect to such shares.

"Investment Agreement" has the meaning set forth in the Preamble.

"Person" means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, any court, administrative agency, regulatory body, commission or other governmental authority, board, bureau or instrumentality, domestic or foreign and any subdivision thereof or other entity, and also includes any managed investment account.

"Proceeding" has the meaning set forth in Section 5.07.

2

"Securities Act" shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

"Securities Exchange" means the New York Stock Exchange or any other national securities exchange on which the Common Stock is then listed.

"Selected Courts" has the meaning set forth in Section 5.07.

"Specified Funds" has the meaning set forth in Section 3.03.

"Stockholder" has the meaning set forth in the Preamble.

"Stockholder Designated Directors" has the meaning set forth in Section 2.02(a).

"Stockholder Parties" means the Stockholders, their respective Affiliates and their respective Permitted Transferees to whom shares of Common Stock or Preferred Stock are Transferred by the Stockholders (or their respective Permitted Transferees) in accordance with the terms, conditions and provisions of this Agreement and the Investment Agreement.

"Sunset Date" means the date the Total Share Ownership of the Stockholder Parties is less than 33% of the Initial Share Ownership.

"Total Share Ownership" means, as of any applicable date hereunder, and with respect to any Person, the total number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Stock) both (i) Beneficially Owned by such Person and (ii) in which such Person has a pecuniary interest.

Section 1.02 Other Definitional and Interpretive Provisions. The words "hereof," "herein" and "hereunder" and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References in the singular or to "him," "her," "it," "itself" or other like references, and references in the plural or the feminine or masculine reference, as the case may be, shall also, when the context so requires, be deemed to include the plural or singular, or the masculine or feminine reference, as the case may be. References to the Preamble, Recitals, Articles and Sections shall refer to the Preamble, Recitals, Articles and Sections of this Agreement, unless otherwise specified. The headings in this Agreement are for convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to "include," "includes" and "including" in this Agreement shall be deemed to be followed by the words "without limitation," whether or not so

3

specified. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party that drafted and caused this Agreement to be drafted.

ARTICLE II

BOARD RIGHTS

Section 2.01 Number of Directors. Upon the First Closing, if the number of members constituting the Board is other than nine, the Company shall cause the Board to be reconstituted such that the number of members constituting the Board as of immediately after the First Closing shall be nine. Except as required by applicable law or the listing standards of the Securities Exchange, from and after the Effective Date until the Sunset Date, the Company shall not, without the prior written consent of the Stockholders, take any action to increase the number of directors on the Board to more than nine directors.

Section 2.02 Board Designees.

(a)Subject to the terms and conditions of this Agreement and in accordance with the Certificate of Incorporation and the Certificate of Designations, from and after the Effective Date until the Sunset Date, at every meeting of the Board, or a committee thereof, at which directors of the Company are appointed by the Board or are nominated to stand for election by stockholders of the Company, the Stockholders shall have the right to designate for appointment or election to the Board (any such member of the Board designated by the Stockholders, a "Stockholder Designated Director"):

(i)two designees for so long as the Total Share Ownership of the Stockholder Parties is equal to or greater than 67% of the Initial Share Ownership; and

(ii)one designee for so long as the Total Share Ownership of the Stockholder Parties is (A) less than 67% of the Initial Share Ownership but (B) equal to or greater than 33% of the Initial Share Ownership.

The initial Stockholder Designated Directors as of the Effective Date are Brian Cassidy and Kevin Rabbitt (the "Initial Stockholder Designated Directors"). The Stockholders shall only designate a person to be a Stockholder Designated Director (i) who the Stockholders believe in good faith has the requisite skill and experience to serve as a director of a publicly-traded company and (ii) who is not prohibited from or disqualified from serving as a director of the Company pursuant to any rule or regulation of the SEC, the Securities Exchange or applicable Law and (iii) with respect to which no event required to be disclosed pursuant to Item 401(f) of Regulation S-K of the Exchange Act has occurred. Notwithstanding anything to the contrary in this Section 2.02, the parties hereto agree that the Board shall retain the right to object to the nomination, election or appointment of any Stockholder Designated Director for service on the Board or any committee of the Board if the Board determines in good faith, after consultation with its outside legal counsel, that such Stockholder Designated Director fails to meet the criteria set forth above. In the event that the Board objects to the nomination, election or appointment of any Stockholder Designated Director to the Board pursuant to the terms of this Section 2.02, and such Stockholder Designated Director in fact fails to meet the criteria set forth above, the Board shall nominate or appoint, as applicable, another individual designated by the Stockholders that meets the criteria set forth in this Section

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2.02. For the avoidance of doubt, the Board has previously determined that, as of the date of this Agreement, the Initial Stockholder Designated Directors meet the criteria set forth in this Section 2.02.

(b)Subject to Section 2.02(d), the Company and the Board shall take all actions (to the extent such actions are permitted by applicable Law) to cause the Initial Stockholder Designated Directors to be appointed to the Board as promptly as reasonably practicable following the First Closing in accordance with the Certificate of Designations.

(c)Subject to Section 2.02(d) and until the Sunset Date, the Company shall take all actions (to the extent such actions are permitted by applicable Law) to (i) include each Stockholder Designated Director in the slate of director nominees for election by the Company's stockholders and (ii) include each Stockholder Designated Director in the proxy statement prepared by the Company in connection with soliciting proxies for every meeting of the stockholders of the Company called with respect to the election of members of the Board, and at every adjournment or postponement thereof, and on every action or approval by written consent of the Board with respect to the election of members of the Board. The Board shall recommend that the holders of Preferred Stock and Common Stock entitled to vote for directors, as applicable, vote in favor of any such Stockholder Designated Directors' election and shall support the Stockholder Designated Directors in the same manner in which the Board and the Company supports other director nominees, unless the Board determines in good faith, after consultation with outside counsel, that such recommendation and support would be inconsistent with the Board's fiduciary duty under applicable Law. Without the prior written consent of the Stockholders, so long as the Stockholders are entitled to designate any Stockholder Designated Director for election to the Board in accordance with this Section 2.02, the Board shall not remove any Stockholder Designated Director from his or her directorship (except as required by Law or otherwise provided by the terms, conditions and provisions of this Agreement).

(d)The Company's obligations pursuant to Sections 2.02(b) and 2.02(c) shall be subject to each Stockholder Designated Director providing (i) any information that is required to be disclosed in any filing or report under the listing standards of the Securities Exchange and applicable Law, (ii) any information that is required in connection with determining the independence status of the Stockholder Designated Directors under the listing standards of the Securities Exchange and applicable Law, and (iii) any information reasonably requested by the Company to otherwise fulfill its obligations under Sections 2.02(b) and 2.02(c) and (iii) if required by applicable Law, such individual's written consent to being named in a proxy statement as a nominee and to serving as director if elected.

(e)If a Stockholder Designated Director is not appointed, nominated or elected to the Board because of such person's death, disability, disqualification, withdrawal as a nominee or for any other reason, (i) the Stockholders shall be entitled to designate another designee following the failure of such Stockholder Designated Director to be appointed, nominated or elected to the Board and (ii) the director position for which the original Stockholder Designated Director was nominated, appointed or elected shall remain vacant until another Stockholder Designated Director nominee designated by the Stockholders pursuant to clause (i) of this Section 2.02(e) is appointed or elected to such position.

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(f)Subject to Section 2.02(g), if a vacancy occurs because of the death, disability, disqualification, resignation or removal of a Stockholder Designated Director or for any other reason, the Stockholders shall be entitled to designate such person's successor, and the Board shall promptly fill the vacancy with such successor as directed by the Stockholders, it being understood that any such successor designee shall serve the remainder of the term of the Stockholder Designated Director whom such designee replaces in accordance with the Certificate of Incorporation.

(g)Notwithstanding anything to the contrary in this Agreement, if the Total Share Ownership of the Stockholder Parties falls below any percentage threshold set forth in Section 2.02(a)(i) or Section 2.02(a)(ii) above, the Stockholders shall promptly notify the Company and, if requested by the Board, cause one or more, as applicable, of the Stockholder Designated Directors to resign from the Board and any committees thereof on which such Stockholder Designated Directors serve, as applicable, such that the remaining number of Stockholder Designated Directors on the Board or such committees, as applicable, does not exceed the number that the Stockholders are then entitled to designate for nomination or appointment pursuant to the terms and conditions of Section 2.02(a)(i) or Section 2.02(a)(ii) above, and the number of directors that the Stockholders shall be entitled to designate for nomination shall forever be reduced to such number of Stockholder Designated Directors serving on the Board immediately after such resignation(s) (even if the Stockholder Parties shall subsequently acquire additional shares of Common Stock or Preferred Stock). In addition, the Stockholders shall cause any Stockholder Designated Directors to resign from the Board and any committees thereof if any such Stockholder Designated Director, as determined by the Board in good faith after consultation with outside legal counsel, is (i) prohibited or disqualified from serving as a director of the Company or a member of any such committees under any rule or regulation of the SEC, the Securities Exchange or by applicable Law or (ii) in violation of the Company's then-current Code of Ethics (it being understood and agreed that in the event such Code of Ethics conflicts with any provision hereof, the terms of this Agreement shall prevail) provided, however, that, subject to the limitations set forth in this Section 2.02, the Stockholders shall have the right to replace such resigning Stockholder Designated Directors with new Stockholder Designated Directors, such newly named Stockholder Designated Directors to be appointed promptly to the Board in place of the resigning Stockholder Designated Directors in the manner set forth in the Company's Certificate of Incorporation and the Certificate of Designations for filling vacancies on the Board. Nothing in this Agreement shall confer any third-party beneficiary or other rights upon any person designated hereunder as a Stockholder Designated Director, whether during or after such person's service on the Board.

(h)Notwithstanding anything to the contrary in this Section 2.02, nothing shall prevent the Board from acting in good faith in accordance with their respective fiduciary duties or applicable Law or Securities Exchange requirements based on advice of outside counsel.

(i)During any period that the Stockholders have the right to designate two Stockholder Designated Directors for appointment or election to the Board, Crestview Partners IV (TE), L.P. shall have the right to designate one of the two Stockholder Designated Directors and Crestview Partners IV Co-Investors, L.P. shall have the right to designate one of the two Stockholder Designated Directors. During any period that the Stockholders have the right to designate one Stockholder Designated Director for appointment or election to the Board (i)

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Crestview Partners IV (TE), L.P. shall have the right to designate such Stockholder Designated Director and (ii) (A) and Crestview Partners IV Co-Investors, L.P. will have the right to appoint one representative to attend each meeting of the Board as a non-voting observer, whether such meeting is conducted in person or by teleconference or video conference, (B) such representative will have the right to present matters for the Board's consideration and to speak on matters presented by others and (C) the Company will provide to such representative all communications and materials that are provided by the Company or the Company's consultants to the members of the Board generally, at the same time and in the same manner that such communications and materials are provided to such other Board members, including all notices, Board packages, reports, presentations, minutes and consents (the "Board Materials"); provided, however that if the Company reasonably determines that the exclusion of the Board Observer from any portion of a meeting of the Board or omission of any portion of the Board Materials is necessary to preserve the Company's attorney-client privilege (such determination to be based on the advice of counsel to the Company), then the Company will have the right to exclude the Board Observer from such portions of meetings of the Board or the committees thereof in which such information is discussed, and omit to provide the Board Observer with such information.

Section 2.03 Compensation; Reimbursement of Expenses.

(a)The parties hereto agree that each Stockholder Designated Director shall be entitled to, unless waived by such Stockholder Designated Director, cash or equity compensation from the Company in connection with his or her service as a director of the Board to the same extent as the Company provides cash or equity compensation to the other non-executive members of the Board; provided, that each Stockholder Designated Director has the right to assign such compensation to any Stockholder (or their respective Affiliates) as such Stockholder Designated Director is acting in such capacity as the agent of the Stockholders.

(b)The Company shall reimburse each Stockholder Designated Director for all reasonable and documented out-of-pocket expenses properly incurred in connection with such Stockholder Designated Director's participation in the meetings of the Board or any committee of the Board and all functions and duties as a member of the Board, including all reasonable and documented travel, lodging and meal expenses, in each case to the same extent as the Company reimburses the other non-executive members of the Board for such expenses.

Section 2.04 Indemnification, Exculpation and Insurance. The Company shall maintain in effect at all times directors' and officers' indemnity insurance covering the Stockholder Designated Directors, and shall advance any related expenses, in each case, to the same extent and on substantially the same terms as any directors' and officers' indemnity insurance maintained by the Company with respect to the other non-executive members of the Board. Any such directors' and officers' indemnity insurance shall be primary to any insurance coverage for any of the Stockholder Designated Directors maintained by the Stockholders. Except as otherwise provided in the Certificate of Incorporation or the Bylaws, the Stockholders acknowledge that each Stockholder Designated Director will be subject to all applicable corporate governance, conflict of interest, confidentiality and insider trading policies and guidelines of the Company, each as approved by the Board from time to time to the extent such policies and guidelines are applicable to all non-executive directors; provided that no such policies or guidelines shall restrict any Transfer of securities by the Stockholder Parties or their Affiliates (other than with respect to any

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Stockholder Designated Director solely in his or her individual capacity) except as provided in this Agreement, the Investment Agreement and the Registration Rights Agreement, impose confidentiality obligations on the Stockholder Designated Director other than those specified in Section 3.04 or as mandatorily applicable under applicable Law or impose any personal stock ownership requirement for any Stockholder Designated Director.

ARTICLE III

STOCKHOLDER AND COMPANY COVENANTS

Section 3.01 Standstill. From the date hereof until the later of (x) three years from the date hereof and (y) the Sunset Date, except as otherwise expressly contemplated or permitted by this Agreement, the Investment Agreement or the Certificate of Designations, each Stockholder will not and will cause the other Stockholder Parties not to, directly or indirectly:

a.acquire, offer to acquire or agree to acquire (or seek or propose to acquire), by purchase or otherwise, Beneficial Ownership of any shares of Common Stock or other Equity Interests of the Company (provided, that the foregoing shall not restrict (i) any acquisition of shares of Common Stock of the Company resulting from a conversion by any Stockholder of shares of Preferred Stock acquired pursuant to the Investment Agreement, (ii) one or more acquisitions of shares of Common Stock or other Equity Interests of the Company from and after the date of this Agreement not to exceed 2,500,000 shares of Common Stock in the aggregate (including Common Stock issuable upon conversion or exercise of such other Equity Interests of the Company) (as such number may be adjusted for stock splits, stock dividends, combinations, recapitalizations or the like), (iii) any acquisition of Common Stock, Preferred Stock or other Equity Interests of the Company in connection with Subsequent Closings or otherwise pursuant to the Investment Agreement or the Certificate of Designations, (iv) any acquisition of New Securities in accordance with Section 3.05 of this Agreement, or (v) any acquisition of shares of Common Stock or other Equity Interests of the Company, on a pro rata basis, resulting from any stock split, stock dividend or distribution, subdivision, reorganization, reclassification, rights offering or similar pro rata capital transaction involving Equity Interests of the Company);

b.effect or seek to effect, offer or propose to effect, cause or participate in, as an acquirer, or in any way assist or facilitate any other Person to effect or seek, offer or propose to effect or participate in, as an acquirer, any acquisition by such Person of, by merger, amalgamation, recapitalization, reorganization, business combination, tender or exchange offer or other extraordinary transaction, a significant portion of the Common Stock or other Equity Interests of the Company or the assets of the Company and its Subsidiaries, in each case, taken as a whole (each, an "Extraordinary Transaction") (provided that the foregoing shall not restrict any of the Stockholder Parties from effecting, causing, proposing or participating in any of the transactions set forth in clauses (i) through (v) of Section 3.01(a)) or make any public announcement with respect to such Extraordinary Transaction;

c.make or in any way participate in any "solicitation" of "proxies" to vote (as such terms are used in the rules of the SEC), or knowingly seek to advise or influence any Person with respect to the voting of any shares of Common Stock (other than in each case (x) the Stockholder Parties, (y) in accordance with and consistent with the recommendation of the Board

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or (z) with respect to the election of the Stockholder Designated Directors (in accordance with Section 2.02 and/or the Certificate of Designations));

d.call, or seek to call, a general meeting of the stockholders of the Company or initiate any shareholder proposal, or initiate or propose any action by written consent, in each case, for action by the stockholders of the Company (other than in each case with respect to the election of the Stockholder Designated Directors (in accordance with Section 2.02 and/or the Certificate of Designations));

e.form, join or in any way participate in a "group" as defined in Section 13(d)(3) of the Exchange Act, for the purpose of voting, acquiring, holding, or disposing of, any Equity Interests of the Company, other than a group consisting solely of the Stockholder Parties;

f.seek to control or influence the management of the Company or any of its Subsidiaries, the Board, or the policies of the Company or any of its Subsidiaries;

g.nominate candidates for election to the Board or otherwise seek representation on the Board (except as expressly set forth in this Agreement and/or the Certificate of Designations) or seek the removal of any member of the Board (except for a Stockholder Designated Director, if applicable);

h.engage in any short sale or any purchase, sale or grant of any option, warrant, convertible security, stock appreciation right, or other similar right (including, without limitation, any put or call option or "swap" transaction) with respect to any security (other than a broad based market basket or index) that includes, relates to or derives any significant part of its value from a decline in the market price or value of the Securities of the Company;

i.enter into any agreement, arrangement or understandings with another Person (excluding the Stockholder Parties) with respect to the foregoing;

j.disclose any intention, plan or arrangement of the Stockholder Parties inconsistent with the foregoing or taking any action that would reasonably be expected to require the Stockholder Parties or the Company to make a public announcement regarding any of the matters set forth in Sections 3.01(a)-(i);

k.knowingly advise, assist, encourage or direct any Person to advise, assist or encourage any other Persons in connection with types of matters set forth in Sections 3.01(a)-(j);

l.request that the Company or any of its Subsidiaries, directly or indirectly, amend or waive any provision of this Section 3.01; or

m.contest the validity or enforceability of any provision contained in this Section 3.01.

Notwithstanding anything to the contrary in this Section 3.01, (x) the Stockholders shall not be prohibited or restricted from initiating and engaging in private discussions with, or making and submitting, confidential proposals to, the Board, the Company and the Company's directors, officers or advisors, so long as any such actions would not reasonably be expected to require the

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Stockholder Parties or the Company to make a public announcement with respect thereto; and (y) nothing in this Section 3.01 shall be deemed to limit (i) the exercise by the Stockholder Designated Directors of their duties or otherwise acting in their capacity as directors of the Company; (ii) the Stockholder Parties' ability to participate in rights offerings made by the Company to all holders of its Common Stock, or receive any dividends or similar distributions with respect to any securities of the Company held by the Stockholder Parties; (iii) the Stockholder Parties' ability to tender shares of Common Stock or Preferred Stock into any tender or exchange offer not otherwise in violation of this Section 3.01; or (iv) any adjustment to the Conversion Price pursuant to the Certificate of Designations or otherwise limit the Stockholder Parties' exercise of rights associated with the Common Stock or Preferred Stock that are not explicitly restricted by this Section 3.01.

Section 3.02 Voting Agreement. Upon expiration or termination of the waiting period under the HSR Act and receipt of requisite approval under the Canadian Competition Act and to the extent permitted by applicable Law and the rules of the Securities Exchange:

a.until the Sunset Date, subject to the rights of the Stockholders to designate Stockholder Designated Directors pursuant to Section 2.02 and except as otherwise provided in Section 3.02(c) below, each Stockholder shall, and shall (to the extent necessary to comply with this Section 3.02) cause the other Stockholder Parties to, at each meeting of the stockholders of the Company and at every postponement or adjournment thereof, take such action as may be reasonably required so that all of the Equity Interests Beneficially Owned by the Stockholder Parties, including any shares of Preferred Stock, shares of Common Stock issued upon conversion of such Preferred Stock, and other shares of Common Stock owned, directly or indirectly, of record or beneficially by the Stockholder Parties and entitled to vote at such meeting of stockholders are voted (i) in favor of each director nominated or recommended by the Board for election at any such meeting, and against the removal of any director who has been elected following nomination or recommendation by the Board and (ii) against any shareholder nomination for director that is not recommended by the Board;

b.each Stockholder shall, and shall cause the other Stockholder Parties to, at the Stockholder Meeting and at every postponement or adjournment thereof, take such action as may be reasonably required so that all of the Equity Interests Beneficially Owned by the Stockholder Parties, including any shares of Preferred Stock, shares of Common Stock issued upon conversion of such Preferred Stock, and other shares of Common Stock owned, directly or indirectly, of record or beneficially by the Stockholder Parties, are voted "for" the Stockholder Approval;

c.for each matter that is submitted to a vote of the stockholders of the Company (including, for the avoidance of doubt, with respect to the election of directors), if the shares of Common Stock (on an as-converted basis, including shares of Common Stock issuable upon conversion of all outstanding shares of Preferred Stock) owned, directly or indirectly, of record or beneficially by the Stockholder Parties in the aggregate (the "Stockholder Voting Stock") represent greater than thirty four and nine-tenths percent (34.9%) of the total voting power of the then-outstanding shares of Common Stock (treating the Common Stock issuable upon conversion of all outstanding shares of Preferred Stock as outstanding for this purpose) of the Company (the portion of such Stockholder Voting Stock in excess of such thirty four and nine-tenths percent (34.9%) threshold, the "Excess Stockholder Shares"), each Stockholder shall, and shall cause the

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other Stockholder Parties to, at each meeting of the stockholders of the Company and at every postponement or adjournment thereof, take such action as may be reasonably required so that the Excess Stockholder Shares (which shall first be deemed to be comprised of solely Common Stock Beneficially Owned by the Stockholder Parties and then, if and to the extent necessary, be deemed to include Preferred Stock Beneficially Owned (on an as-converted basis in accordance with Section 9(c) of the Certificate of Designations) by the Stockholder Parties) are voted in the same proportion that the Common Stock not Beneficially Owned by the Stockholder Parties is voted for or against, or abstains with respect to, such matter; and

d.in furtherance of the foregoing, each Stockholder shall, and shall (to the extent necessary to comply with this Section 3.02) cause the other Stockholder Parties to, be present, in person or by proxy, at all meetings of the stockholders of the Company so that all of the Equity Interests Beneficially Owned by the Stockholder Parties, including any shares of Preferred Stock, shares of Common Stock issued upon conversion of such Preferred Stock, and other shares of Common Stock owned, directly or indirectly, of record or beneficially by Stockholder Parties, may be counted for the purposes of determining the presence of a quorum and voted in accordance with this Section 3.02 at such meetings (including at any adjournments or postponements thereof).

Section 3.03 Information Rights. From the date hereof until the Sunset Date, in order to facilitate (i) the Stockholders' compliance with legal and regulatory requirements applicable to the Beneficial Ownership by the Stockholder Parties of Equity Interests of the Company and (ii) Stockholders' oversight of their investment in the Company, the Company agrees to provide each Stockholder and each of Crestview Partners IV (TE), L.P. and Crestview Partners IV Co-Investors, L.P. (the "Specified Funds") with the following:

a.quarterly financial statements as soon as reasonably practicable after they become available but no later than the later of (i) forty-five days after the end of each of the first three quarters of each fiscal year of the Company and (ii) the applicable filing deadlines under SEC rules; provided that this requirement shall be deemed to have been satisfied if, on or prior to such date, the Company files its quarterly report on Form 10-Q for the applicable fiscal quarter with the SEC;

b.audited (by a nationally recognized accounting firm) annual financial statements as soon as reasonably practicable after they become available but no later than the later of (i) ninety days after the end of each fiscal year of the Company and (ii) the applicable filing deadline under SEC rules; provided that this requirement shall be deemed to have been satisfied if, on or prior to such date, the Company files its annual report on Form 10-K for the applicable fiscal year with the SEC; and

c.reasonable access, to the extent reasonably requested by a Stockholder or a Specified Fund (as the case may be), to the offices and the properties of the Company and its Subsidiaries, including its and their books and records, and to discuss its and their affairs, finances and accounts with its and their officers, all upon reasonable notice and at such reasonable times and as often as may reasonably be requested; provided that any investigation pursuant to this Section 3.03(c) shall be conducted in a manner as not to interfere unreasonably with the conduct of the business of the Company and its Subsidiaries;

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provided, that the Company shall not be obligated to provide such access or materials if the Company determines, in its reasonable judgment, that doing so would reasonably be expected to

(i)result in the disclosure of trade secrets or competitively sensitive information to third parties,

(ii)violate applicable Law or any contractual or other obligation of confidentiality owing to a third party, (iii) jeopardize the protection of an attorney-client privilege, attorney work product protection or other legal privilege (provided, however, that the Company shall use reasonable efforts to provide alternative, redacted or substitute documents or information in a manner that would not result in the loss of the ability to assert attorney-client privilege, attorney work product protection or other legal privileges), or (iv) expose the Company to risk of liability for disclosure of personal information; provided, further, that the parties hereto shall use their commercially reasonable efforts to disclose such information in a manner that would not violate the foregoing. In addition, notwithstanding anything to the contrary contained herein, neither the Company nor any of its Subsidiaries will be required to provide any information or material that relate to, contain or reflect any analyses, studies, notes, memoranda and other information related to or prepared in connection with any Transaction Document or the transactions contemplated by the Investment Agreement or any matters relating thereto or any transactions with or matters relating to the Stockholders.

Section 3.04 Confidentiality. Each Stockholder and each of the Specified Funds will, and will direct their respective representatives who actually receive Confidential Information to, and each Stockholder will cause the other Stockholder Parties and will direct the representatives of such other Stockholder Parties to (collectively, the "Recipients"), keep confidential any information (including oral, written and electronic information) concerning the Company, its Subsidiaries or its Affiliates that may be furnished to any Recipient by or on behalf of the Company or any of its representatives pursuant to this Agreement, including any such information provided pursuant to Section 3.03 of this Agreement ("Confidential Information") and to use the Confidential Information solely for the purposes of monitoring, administering or managing the Recipient's direct or indirect investment in the Company made pursuant to this Agreement; provided that Confidential Information will not include information that (a) was or becomes available to the public other than as a result of a breach of any confidentiality obligation in this Agreement by the Recipient, (b) was or becomes available to the Recipient from a source other than the Company or its representatives; provided that such source is reasonably believed by the Stockholder Parties or their respective representatives not to be subject to an obligation of confidentiality (whether by agreement or otherwise), (c) at the time of disclosure is already in the possession of a Recipient on a non-confidential basis or (d) was independently developed by the Recipient without reference to, incorporation of, or other use of any Confidential Information. Notwithstanding the foregoing, the Recipient may disclose Confidential Information (i) to their respective attorneys, accountants, consultants and financial and other professional advisors to the extent necessary to obtain their services in connection with their investment in the Company, (ii) to any prospective purchaser of shares of Common Stock or Preferred Stock from such Recipient, or prospective financing sources, in each case, as long as such prospective purchaser or financing source, as applicable, agrees to be bound by similar confidentiality or non-disclosure terms as are contained in this Agreement, (iii) to the directors, officers, employees, consultants, and other representatives of the Stockholder Parties, in each case in the ordinary course of business and to the extent necessary for the purposes of monitoring, administering or managing the Recipient's direct or indirect investment in the Company made pursuant to this Agreement (provided that the recipients are directed to abide by the confidentiality and non-disclosure obligations contained

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herein and to use the Confidential Information only in furtherance of the purpose permitted herein),

(iv)as may be reasonably determined by the Stockholder Parties to be necessary in connection with enforcement of rights in connection with this Agreement or the investment in the Company or (v) as may otherwise be required by Law or legal, judicial or regulatory process; provided, that (x)any breach of the confidentiality and use terms herein by any Person to whom Recipient may disclose Confidential Information pursuant to the foregoing clauses (i), (ii) or (iii) shall be attributable to Recipient for purposes of determining the compliance with this Section 3.04 by each Stockholder and each of the Specified Funds, except such Persons who have entered into a separate confidentiality or non-disclosure agreement or obligation with the Company and (y) each Stockholder and each of the Specified Funds take commercially reasonable steps (at the Company's expense) to minimize the extent of any required disclosure described in clause (v) of the preceding proviso. The Company agrees, on behalf of itself, its Subsidiaries and their respective Affiliates, that this Section 3.04 shall not be deemed to restrict a Recipient's use of general knowledge and understanding of the Company's business to the extent such general knowledge and understanding is retained without further use of or reference to Confidential Information and is practically impossible to separate from Recipient's other knowledge in connection with any purchase, sale, consideration of, and decisions related to other investments and serving on the boards of such investments. Without further action by any party thereto or hereto, the Confidentiality Agreement, dated June 5, 2020, by and between the Company and an Affiliate of the Stockholders (the "Confidentiality Agreement") shall be terminated as of the First Closing and shall be of no further force or effect, provided, that all Evaluation Material and Discussion Information (each as defined in the Confidentiality Agreement) provided to the Stockholders under the Confidentiality Agreement shall be deemed to be Confidential Information for purposes of this Agreement and is subject to the terms of this Section 3.04.

Section 3.05 Preemptive Rights.

a.From and after the First Closing and for so long as the Total Share Ownership of the Stockholder Parties is equal to or greater than 50% of the Initial Share Ownership, if the Company makes any public or non-public offering of any Equity Interests of the Company, including, for the purposes of this Section 3.05, warrants, options or other such rights (any such security, a "New Security") (other than (1) issuances of New Securities as compensation to directors, officers, employees, consultants or other agents or service providers of the Company,

(2)issuances of New Securities pursuant to an employee stock option plan, management incentive plan, restricted stock plan, stock purchase plan or stock ownership plan or similar benefit plan, program or agreement, (3) issuances of New Securities made as consideration for any acquisition (by sale, merger in which the Company is the surviving corporation, or otherwise) by the Company of equity in, or assets of, another Person, business unit, division or business, (4) issuances of New Securities issued as a result of a stock split, stock dividend, reclassification or reorganization or similar event in which holders of the same class of securities participate on a pro rata basis, (5) issuances of New Securities in connection with a bona fide strategic partnership or commercial arrangement with a Person that is not an Affiliate of the Company or any of its Subsidiaries (other than (x) any such strategic partnership or commercial arrangement with a private equity firm or similar financial institution or (y) an issuance the primary purpose of which is the provision of financing through issuance of equity or debt that by its terms are convertible or exchangeable into equity), (6) issuances of shares of Common Stock pursuant to the conversion, exercise or exchange of Preferred Stock issued to the Stockholders, (7) if a Triggering

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Event (as defined in the Rights Agreement) shall occur, issuances of New Securities pursuant to the exercise or exchange of the rights issued under and in accordance with the Rights Agreement, (8)issuance of New Securities in connection with any bona fide debt financing from a financial institution or other equipment or real property loan or leasing arrangement (other than any issuance of debt securities that by their terms are convertible or exchangeable into Equity Interests of the Company), and (9) issuances of New Securities to the Stockholders pursuant to the Investment Agreement at a Subsequent Closing), then the Stockholder Parties (or their designated Affiliates) shall be afforded the opportunity to acquire from the Company such Stockholder's Preemptive Rights Portion of such New Securities for the same price and on the same terms as that offered to the other purchasers of such New Securities.

b.Notwithstanding anything set forth herein, the Stockholders shall not be entitled to acquire any New Securities pursuant to this Section 3.05 to the extent the issuance of such New Securities to any Stockholder Party would require approval of the stockholders of the Company as a result of any Stockholder Party's status, if applicable, as an Affiliate of the Company, or pursuant to the applicable rules and listing standards of the Securities Exchange, in which case the Company may consummate the proposed issuance of New Securities to other Persons prior to obtaining approval of the stockholders of the Company. If any Stockholder Party is not entitled to acquire any New Securities pursuant to this Section 3.05 as a result of the foregoing stockholder approval requirements, the Company shall, upon such Stockholder Party's reasonable request delivered to the Company in writing within three business days following its receipt of the written notice of such issuance to the Stockholder Parties pursuant to Section 3.05(d), at such Stockholder Party's election, (i) waive the restrictions set forth in Section 3.01 solely to the extent necessary to permit such Stockholder Party to acquire such number of New Securities equivalent to its Preemptive Rights Portion of such issuance such Stockholder Party would have been entitled to purchase had it been entitled to acquire such New Securities pursuant to this Section 3.05; (ii) consider and discuss in good faith modifications proposed by such Stockholder Party to the terms and conditions of such portion of the New Securities which would otherwise be issued to such Stockholder Party such that the Company would not be required to obtain stockholder approval in respect of the issuance of such New Securities as so modified; and/or (iii) use reasonable best efforts to seek stockholder approval in respect of the issuance of any New Securities to such Stockholder Party. The Company acknowledges and agrees that upon receipt of the Stockholder Approval, no limitation set forth in this Section 3.05(b) shall apply to any issuance of New Securities to any Stockholder Party for a period of five (5) years thereafter.

c.Subject to Sections 3.05(a) and (b), the amount of New Securities that a Stockholder Party (or its designated Affiliate) shall be entitled to purchase in the aggregate shall be determined by multiplying (1) the total number of such offered shares of New Securities by (2) a fraction, the numerator of which is the number of shares of shares Preferred Stock and/or shares of Common Stock (in the aggregate and on an as converted basis) held by the Stockholder Parties, as of such date, and the denominator of which is the aggregate number of shares of Common Stock (on an as converted basis) outstanding as of such date (the "Preemptive Rights Portion").

d.If the Company proposes to offer New Securities, it shall give the Stockholder Parties written notice of its intention, describing the anticipated price (or range of anticipated prices), anticipated amount of New Securities and other material terms and timing upon which

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the Company proposes to offer the same (including, in the case of a registered public offering and to the extent possible, a copy of the prospectus included in the registration statement filed with respect to such offering) at least ten business days prior to such issuance (or, in the case of a registered public offering, at least ten business days prior to the commencement of such registered public offering) (provided, that to the extent the terms of such offering cannot reasonably be provided ten business days prior to such issuance, notice of such terms may be given as promptly as reasonably practicable but in any event at least three business days prior to such issuance). The Company may provide such notice to the Stockholder Parties on a confidential basis prior to public disclosure of such offering. Other than in the case of a registered public offering, each Stockholder Party shall notify the Company in writing at any time on or prior to the second business day immediately preceding the date of such issuance whether such Stockholder Parties (or their designated Affiliates) will exercise such preemptive rights and as to the amount of New Securities such Stockholder Party (or its designated Affiliate) desires to purchase, up to the maximum amount calculated pursuant to Section 3.05(c). In the case of a registered public offering, each Stockholder Party shall notify the Company in writing at any time prior to the second business day immediately preceding the date of commencement of such registered public offering whether such Stockholder Party (or its designated Affiliate) will exercise such preemptive rights and as to the amount of New Securities such Stockholder Party (or such Affiliate) desires to purchase, up to the maximum amount calculated pursuant to Section 3.05(c). Such notice to the Company, subject to any terms or conditions set forth therein, shall constitute a binding commitment by such Stockholder Party (or such Affiliate) to purchase the amount of New Securities so specified at the price and other terms set forth in the Company's notice to it. Subject to receipt of the requisite notice of such issuance by the Company, the failure of any Stockholder Party to respond prior to the time a response is required pursuant to this Section 3.05(d) shall be deemed to be a waiver of such Stockholder Party's purchase rights under this Section 3.05 only with respect to the offering described in the applicable notice.

e.Each Stockholder Party (or its designated Affiliate) shall purchase the New Securities that it has elected to purchase under this Section 3.05 concurrently with the related issuance of such New Securities by the Company (subject to the receipt of any required approvals from any Governmental Entity to consummate such purchase by such Stockholder Party or Affiliate). If the proposed issuance by the Company of securities which gave rise to the exercise by such Stockholder Party of its preemptive rights pursuant to this Section 3.05 shall be terminated or abandoned by the Company without the issuance of any New Securities, then the purchase rights of such Stockholder Party pursuant to this Section 3.05 shall also terminate as to such proposed issuance by the Company (but not any subsequent or future issuance), and any funds in respect thereof paid to the Company by such Stockholder Party (or its Affiliate) in respect thereof shall be promptly refunded in full.

f.In the case of the offering of securities for consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as reasonably determined by the Board; provided, however, that such fair value as determined by the Board shall not exceed the aggregate market price of the securities being offered as of the date the Board authorizes the offering of such securities.

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Section 3.06 Additional Growth Capital. From the date hereof until the earlier of (x) three years from the date hereof and (y) such date on which any Stockholder Party Transfers any Equity Interests of the Company to any Person that is not an Affiliate of the Stockholder Parties, the Company may request in writing (an "Additional Growth Capital Request") additional capital from the Stockholders in an aggregate amount not to exceed (i) $90,000,000 less (ii) the aggregate amount paid by the Stockholders to the Company in connection with the Subsequent Closings (if any) (such amount, "Additional Growth Capital"). Upon receipt of an Additional Growth Capital Request, the Stockholders shall consider and discuss in good faith with the Company whether and, if so, the terms and conditions on which, the Stockholders and/or their Affiliates would be prepared to invest such Additional Growth Capital in the Company. Notwithstanding anything to the contrary contained in this Agreement, the Investment Agreement or the Certificate of Designations, any funding of Additional Growth Capital shall be subject to the negotiation of definitive documentation on terms and conditions mutually agreed by the Company and the Stockholders and the approval thereof by the investment committee of the Stockholders or their Affiliate, as applicable.

Section 3.07 Corporate Opportunities. Subject to compliance with Section 3.04, the Company, on behalf of itself and its Subsidiaries, to the fullest extent permitted by applicable Law, (a)acknowledges and affirms that the Stockholder Parties and their respective Affiliates, portfolio companies and representatives, including any Stockholder Designated Directors (collectively, the "Stockholder Group"): (i) have participated (directly or indirectly) and will continue to participate (directly or indirectly) in private equity, venture capital and other direct investments in corporations, joint ventures, limited liability companies and other entities ("Other Investments"), including Other Investments engaged in various aspects of businesses similar to those engaged in by the Company and its Subsidiaries that may, are or will be competitive with the Company's or any of its Subsidiaries' businesses or that could be suitable for the Company's or any of its Subsidiaries' interests, (ii) do business with any client, customer, vendor or lessor of any of the Company or its Affiliates or any other person with which any of the Company or its Affiliates has or may have a business relationship, (iii) have interests in, participate with, aid and maintain seats on the board of directors or similar governing bodies of, or serve as officers of, Other Investments, (iv) may develop or become aware of business opportunities for Other Investments; and (v) may or will, as a result of or arising from the matters referenced in this Section 3.07, the nature of the Stockholder Group's businesses and other factors, have conflicts of interest or potential conflicts of interest, (b) hereby renounces and disclaims any interest or expectancy in any business opportunity (including any Other Investments or any other opportunities that may arise in connection with the circumstances described in the foregoing clauses (a)(i) through (a)(v) (each, a "Renounced Business Opportunity")), (c) acknowledges and affirms that no member of Stockholder Group, including any Stockholder Designated Director, shall have any obligation to communicate or offer any Renounced Business Opportunity to the Company or any of its Subsidiaries, and any member of the Stockholder Group may pursue a Renounced Business Opportunity and (d) waives any claim against the Stockholder Group and each member thereof in connection with any Renounced Business Opportunity. The Company agrees that in the event that the Stockholder Group or any member thereof acquires knowledge of a potential transaction or matter which may constitute a corporate opportunity for both (x) the Stockholder Group and (y) the Company or its Subsidiaries, no member of the Stockholder Group shall have any duty to offer or communicate information regarding such corporate opportunity to the Company or its Subsidiaries. To the fullest extent permitted by applicable Law, the Company hereby waives any

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claim against the Stockholder Group and each member thereof that such member or the Stockholder Group is liable to the Company or its stockholders for breach of any fiduciary duty solely by reason of the fact that the Stockholder Group or such member of the Stockholder Group (A)pursues or acquires any corporate opportunity for its own account or the account of any Affiliate or other person, (B) directs, recommends, sells, assigns or otherwise transfers such corporate opportunity to another Person or (C) does not communicate information regarding such corporate opportunity to the Company. Notwithstanding anything to the contrary in the foregoing, the Company does not renounce its interest in, and the foregoing acknowledgements, consents and waivers shall not apply to, any corporate opportunity if such corporate opportunity was offered or first identified to a Stockholder Designated Director solely in his or her capacity as a member of the Board.

ARTICLE IV

EFFECTIVENESS AND TERMINATION

Section 4.01 Termination. Except to the extent otherwise expressly provided herein, this Agreement, and all of the rights and obligations set forth herein, shall terminate and be of no further force or effect in the event that the Stockholder Parties cease to Beneficially Own any Equity Interests of the Company.

ARTICLE V

MISCELLANEOUS

Section 5.01 Notices. All notices, requests, consents and other communications hereunder to any party shall be in writing and shall be personally delivered, sent by nationally recognized overnight courier or mailed by registered or certified mail to such party at the address set forth below, or sent by e-mail transmission (or such other address or contact information as shall be specified by like notice):

(a)if to the Company, to:

Viad Corp

1850 North Central Avenue, Suite 1900 Phoenix, AZ 85004-4565

Attention: General Counsel

Email: DLinde@viad.com

with a copy which shall not constitute notice to:

Latham & Watkins LLP

330 N. Wabash Avenue, Suite 2800 Chicago, Illinois 60611

Attention: Bradley C. Faris and Jason Morelli

Emails: bradley.faris@lw.com and jason.morelli@lw.com

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(b)if to the Stockholders, to:

c/o Crestview Partners IV, L.P.

590Madison Avenue, 36th Floor New York, NY 10022 Telephone: (212) 906-0700 Facsimile: (212) 906-0750

Attn:	Brian Cassidy
Ross Oliver
E-mail:	bcassidy@crestview.com
roliver@crestview.com

with a copy which shall not constitute notice to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Telephone: (212) 373-3000

Facsimile: (212) 757-3990

Attn: Neil Goldman

E-mail: ngoldman@paulweiss.com

Notices will be deemed to have been given hereunder when personally delivered or when receipt of e-mail has been acknowledged by non-automated response, one calendar day after deposit with a nationally recognized overnight courier and five calendar days after deposit in U.S. mail.

Section 5.02 Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 5.03 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall be considered one and the same agreement.

Section 5.04 Entire Agreement; No Third Party Beneficiaries. This Agreement (together with the Investment Agreement, the Registration Rights Agreement and the Certificate of Designations) (a) constitutes the entire agreement and supersedes all other prior agreements, both written and oral, among the parties with respect to the subject matter hereof and (b) is not intended to confer upon any Person, other than the parties hereto, any rights or remedies hereunder.

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Section 5.05 Further Assurances. Each party shall execute, deliver, acknowledge and file such other documents and take such further actions as may be reasonably requested from time to time by the other parties hereto to give effect to and carry out the transactions contemplated herein.

Section 5.07 Governing Law; Equitable Remedies. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF). The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any of the Selected Courts (as defined below), this being in addition to any other remedy to which they are entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto. Each party further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at law would be adequate.

Section 5.08 Consent To Jurisdiction. With respect to any suit, action or proceeding ("Proceeding") arising out of or relating to this Agreement, each of the parties hereto hereby irrevocably (a) submits to the non-exclusive jurisdiction of the Court of Chancery of the State of Delaware and the United States District Court for the District of Delaware and the appellate courts therefrom (the "Selected Courts") and waives any objection to venue being laid in the Selected Courts whether based on the grounds of forum non conveniens or otherwise and hereby agrees not to commence any such Proceeding other than before one of the Selected Courts; provided, however, that a party may commence any Proceeding in a court other than a Selected Court solely for the purpose of enforcing an order or judgment issued by one of the Selected Courts; (b) consents to service of process in any Proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to the Company or the Stockholders at their respective addresses referred to in Section 5.01 hereof; provided, however, that nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law; and (c) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AND AGREES THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE THE RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT AND TO HAVE ALL MATTERS RELATING TO THIS AGREEMENT BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

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Section 5.09 Amendments; Waivers.

(a)No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto, or, in the case of a waiver, by each of the parties against whom the waiver is to be effective.

(b)No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

Section 5.10 Assignment

Neither this Agreement nor any of the rights or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties; provided, however, that any of the Stockholders may assign their rights, interests and obligations under this Agreement, in whole or in part, (a) to one or more Permitted Transferees who agrees in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned and (b) as collateral security to any lender to such Stockholder that is a bona fide financial institution; provided, further, that no such assignment shall relieve such Stockholder of any of its obligations under this Agreement. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

VIAD CORP

By: /s/ Steven W. Moster

Name: Steven W. Moster

Title: President and Chief Executive Officer

[Signature Page to Stockholders Agreement]

CRESTVIEW IV VC TE HOLDINGS, LLC

By: /s/ Ross A. Oliver

Name: Ross A. Oliver

Title: General Counsel

CRESTVIEW IV VC HOLDINGS, L.P.

By: Crestview IV VC Holdings GP, LLC, its general partner

By: /s/ Ross A. Oliver

Name: Ross A. Oliver

Title: General Counsel

CRESTVIEW IV VC CI HOLDINGS, L.P.

By: Crestview IV VC CI GP, LLC, its general partner

By: /s/ Ross A. Oliver

Name: Ross A. Oliver

Title: General Counsel

[Signature Page to Stockholders Agreement]

Exhibit 10.3

AMENDMENT TO RIGHTS AGREEMENT

THIS AMENDMENT (the "Amendment"), dated as of the 5th day of August, 2020, to the Rights Agreement (as amended or modified from time to time, the "Rights Agreement"), dated March 30, 2020, between Viad Corp, a Delaware corporation (the "Company"), and EQUINITI TRUST COMPANY (the "Rights Agent"), is being executed at the direction of the Company and shall be effective immediately prior to the Company's entry into that certain Investment Agreement (as it may be amended or modified from time to time, the "Investment Agreement") to be entered into by and between the Company and Crestview IV VC TE Holdings, LLC, a Delaware limited liability company, Crestview IV VC Holdings, L.P., a Delaware limited partnership, and Crestview IV VC CI Holdings, L.P., a Delaware limited partnership; provided, however, if the Investment Agreement is not executed as of even date herewith, this Amendment shall terminate, in either such case, immediately (without any further action or notice required), and shall be of no further force and effect. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given them in the Rights Agreement.

WHEREAS, Section 26 of the Rights Agreement provides that, for so long as the Rights are then redeemable, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend any provision of the Rights Agreement without the approval of any holders of Rights or Common Stock, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent;

WHEREAS, pursuant to Section 26 of the Rights Agreement, the Company has delivered to the Rights Agent a certificate signed by an appropriate officer of the Company certifying that the proposed amendment of the Rights Agreement is in compliance with the terms of Section 26 of the Rights Agreement; and

WHEREAS, as of the date of this Amendment, no Trigger Event has occurred and the Rights are redeemable in accordance with the Rights Agreement.

NOW, THEREFORE, in consideration of the foregoing and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.Section 1.7 shall be amended and restated in its entirety as follows:

"Exempt Person" shall mean (i) the Crestview Holders, and (ii) the Company, any Subsidiary of the Company, in each case including, without limitation, the officers and members of the board of directors thereof acting in their fiduciary capacities, or any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company.

2.Section 1 shall be amended by adding the following new Section 1.16 immediately following Section 1.15 (with confirming changes to the sequence of Section 1 hereby deemed to have been made):

1.16The following additional terms shall have the meanings indicated:

(b)"Investment Agreement" shall mean that certain Investment Agreement to be entered into by and among the Company and certain Crestview Holders, as amended or modified from time to time in accordance with the terms thereof.

(c)"Crestview Holders" shall mean Crestview IV VC TE Holdings, LLC, a Delaware limited liability company, Crestview IV VC Holdings, L.P., a Delaware limited partnership and Crestview IV VC CI Holdings, L.P., a Delaware limited partnership, together with their respective Permitted Transferees (as defined in the Investment Agreement) who acquire Shares (as defined in the Investment Agreement) pursuant to and in accordance with the terms and conditions of the Investment Agreement, and each of their respective Affiliates and Associates.

(d)"Registration Rights Agreement" shall mean that certain Registration Rights Agreement to be entered into by and among the Company and certain Crestview Holders, as amended or modified from time to time in accordance with the terms thereof.

(e)"Stockholders Agreement" shall mean that certain Stockholders Agreement to be entered into by and among the Company and certain Crestview Holders, as amended or modified from time to time in accordance with the terms thereof.

3.	The following is added as a new Section 35 of the Rights Agreement:
	SECTION 35.	INVESTMENT AGREEMENT,	STOCKHOLDERS
	AGREEMENT	AND REGISTRATION RIGHTS	AGREEMENT.

Notwithstanding anything in this Agreement to the contrary, none of (i) the execution, delivery or performance of the Investment Agreement, the Stockholders Agreement or the Registration Rights Agreement nor (ii) the announcement or consummation of any of the transactions contemplated by the Investment Agreement, the Stockholders Agreement and/or the Registration Rights Agreement shall result in, (x) the deemed occurrence of any of a Trigger Event, a Stock Acquisition Date or a Distribution Date or (y) the separation of the Rights from the Common Stock.

4.Other than as expressly provided in this Amendment, the Rights Agreement shall not otherwise be supplemented or amended by virtue of this Amendment, but shall remain in full force and effect. This Amendment may be executed in one or more counterparts, including by facsimile or PDF copy, all of which shall be considered one and the same amendment and each of which shall be deemed an original.

5.Section 32 of the Rights Agreement shall apply to this Amendment mutatis mutandis.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and attested, all as of the day and year first above written.

VIAD CORP		EQUINITI TRUST COMPANY, as Rights
Agent
By:	/s/ Steven W. Moster	By:	/s/ David Becker
Name:	Steven W. Moster	Name:	David Becker
Title:	President and Chief Executive Officer	Title:	General Counsel

SIGNATURE PAGE TO AMENDMENT TO RIGHTS AGREEMENT

Exhibit 10.4

VIAD CORP

INDEMNIFICATION AGREEMENT

(Effective as of December 4, 2019)

This Indemnification Agreement (this "Agreement") is dated as of [insert date], and is between Viad Corp, a Delaware corporation, (the "Company") including its subsidiaries (the "Company subsidiary" also referred to collectively as the "Company"), and [insert name of indemnitee] ("Indemnitee").

RECITALS

A.Indemnitee currently serves and performs valuable services as an officer or director of the Company or of a Company subsidiary, and as such, Indemnitee may be subject to claims, actions, suits, or proceedings arising out of such service.

B.Individuals are reluctant to serve as directors or officers of corporations or in certain other capacities unless they receive adequate protection through insurance or indemnification against the risks of claims and actions against them arising out of such service.

C.The protection currently provided by applicable law, the Company's governing documents, and any insurance may not be adequate in certain circumstances to cover all possible exposure for which Indemnitee should be protected, and Indemnitee may not be willing to serve as a director or officer without additional protection.

D.In order to induce Indemnitee to provide services to the Company, it is reasonable, prudent, and necessary for the Company to contractually obligate itself to indemnify, and to advance expenses on behalf of, Indemnitee as permitted by applicable law.

E.The Company's bylaws require the Company to indemnify its directors and officers to the fullest extent authorized by the Delaware General Corporation Law. The bylaws expressly provide that the indemnification provisions therein are not exclusive and contemplate that agreements may provide other rights with respect to indemnification.

F.This Agreement is a supplement to and in furtherance of the indemnification provided in the Company's certificate of incorporation and bylaws, and any resolutions adopted pursuant thereto, and this Agreement shall not be deemed a substitute therefor, nor shall this Agreement be deemed to limit, diminish, or abrogate any rights of Indemnitee thereunder.

The parties therefore agree as follows:

1.Definitions.

(a)A "Change in Control" shall be deemed to occur upon the earliest to occur after the date of this Agreement of any of the following events:

(i)Acquisition of Stock by Third Party. Any Person (as defined below) becomes the Beneficial Owner (as defined below), directly or indirectly, of the Company's securities representing fifteen percent (15%) or more of the combined voting power of the Company's then outstanding securities;

(ii)Change in Board Composition. During any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Company's board of directors, and any new directors (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Sections 1(a)(i), 1(a)(iii) or 1(a)(iv)) whose election by the board of directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members of the Company's board of directors;

(iii)Corporate Transactions. The effective date of a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation and with the power to elect at least a majority of the board of directors or other governing body of such surviving entity;

(iv)Liquidation. The approval by the Company's shareholders of the Company's complete liquidation or the Company's agreement to sell or dispose of all or substantially all of its assets; except that in the case of a sale of all or substantially all of the Company's assets, a Change in Control shall not occur if the Company or persons who were shareholders of the Company immediately prior to such sale continue to collectively own more than 50% of the combined voting power of the voting securities of the acquirer; and

(v)Other Events. Any other event of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement.

For purposes of this Section 1(a), the following terms shall have the following meanings:

(1)"Person" shall have the meaning as set forth in Sections 13(d) and 14(d) of the Exchange Act; provided, however, that "Person" shall exclude (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and (iii) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(2)"Beneficial Owner" shall have the meaning given to such term in Rule 13d-3 under the Exchange Act; provided, however, that "Beneficial Owner" shall exclude any Person otherwise becoming a Beneficial Owner by reason of (i) the shareholders of the Company approving a merger of the Company with another entity or (ii) the Company's board of directors approving a sale of securities by the Company to such Person.

(b)"Corporate Status" describes the status of a person who is or was a director, trustee, general partner, managing member, officer, employee, agent, or fiduciary of the Company or any other Enterprise.

(c)"DGCL" means the General Corporation Law of the State of Delaware.

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(d)"Disinterested Director" means a Company director who is not and was not a party to the Proceeding in respect of which Indemnitee seeks indemnification.

(e)"Enterprise" means the Company and any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, or other enterprise of which Indemnitee is or was serving at the Company's request as a director, trustee, general partner, managing member, officer, employee, agent, or fiduciary.

(f)"Expenses" include all reasonable and actually incurred attorneys' fees, retainers, court costs, transcript costs, fees and costs of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding. Expenses also include (i) Expenses incurred in connection with any appeal resulting from any Proceeding, including without limitation the premium, security for, and other costs relating to any cost bond, supersedeas bond or other appeal bond or their equivalent, and (ii) for purposes of Section 12(d), Expenses incurred by Indemnitee in connection with the interpretation, enforcement, or defense of Indemnitee's rights under this Agreement or under any D&O Insurance (as defined below) policy that the Company maintains. Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.

(g)"Independent Counsel" means a law firm, or a partner or member of a law firm, that is experienced in matters of corporation law and neither presently performs, nor in the past five years has performed services for either (i) the Company or Indemnitee in any matter material to either such party (other than as Independent Counsel with respect to matters concerning Indemnitee under this Agreement, or other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

(h)"Proceeding" means any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing, or proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative, or investigative nature, including any appeal therefrom and including without limitation any such Proceeding pending as of the date of this Agreement, in which Indemnitee was, is, or will be involved as a party, a potential party, a non-party witness, or otherwise by reason of (i) the fact that Indemnitee is or was a Company director or officer, (ii) any action taken by Indemnitee or any action or inaction on Indemnitee's part while acting as a Company director or officer, or (iii) the fact that he or she is or was serving at the Company's request as a director, trustee, general partner, managing member, officer, employee, agent, or fiduciary of the Company or any other Enterprise, in each case whether or not serving in such capacity at the time any liability or Expense is incurred for which indemnification or advancement of expenses can be provided under this Agreement.

(i)Reference to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; references to "serving at the Company's request" shall include any service as a Company director, officer, employee, or agent which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries.

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2.Indemnity in Third-Party Proceedings. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 2 if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding, other than a Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 2, Indemnitee shall be indemnified to the fullest extent permitted by applicable law against all Expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred by Indemnitee or on his or her behalf in connection with such Proceeding or any claim, issue, or matter therein, if Indemnitee meets the applicable standard of conduct for indemnification.

3.Indemnity in Proceedings by or in the Company's Right. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 3 if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding by or in the Company's right to procure a judgment in its favor. Pursuant to this Section 3, Indemnitee shall be indemnified to the fullest extent permitted by applicable law against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with such Proceeding or any claim, issue, or matter therein, if Indemnitee meets the applicable standard of conduct for indemnification. No indemnification for Expenses shall be made under this Section 3 in respect of any claim, issue, or matter as to which Indemnitee shall have been adjudged by a court of competent jurisdiction to be liable to the Company, unless and only to the extent that the Delaware Court of Chancery or any court in which the Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification for such expenses as the Delaware Court of Chancery or such other court shall deem proper.

4.Indemnification for Expenses of a Party Who is Wholly or Partly Successful. To the extent that Indemnitee is a party to or a participant in and is successful (on the merits or otherwise) in defense of any Proceeding or any claim, issue, or matter therein, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith. For purposes of this section, the termination of any claim, issue, or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed a successful result as to such claim, issue, or matter.

5.Indemnification for Expenses of a Witness. To the extent that Indemnitee is, due to his or her Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, Indemnitee shall be indemnified to the extent permitted by applicable law against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith.

6.Additional Indemnification.

(a)Notwithstanding any limitation in Sections 2, 3, or 4, the Company shall indemnify Indemnitee to the fullest extent permitted by applicable law if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding (including a Proceeding by or in the right of the Company to procure a judgment in its favor) against all Expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred by Indemnitee or on his or her behalf in connection with the Proceeding or any claim, issue, or matter therein.

(b)For purposes of Section 6(a), the meaning of the phrase "to the fullest extent permitted by applicable law" shall include, but not be limited to:

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(i)the fullest extent permitted by the provision of the DGCL that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL; and

(ii)the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

7.Exclusions. Notwithstanding any provision in this Agreement, the Company shall not be obligated under this Agreement to make any indemnity in connection with any Proceeding (or any part of any Proceeding):

(a)for which payment has actually been made to or on behalf of Indemnitee under any statute, insurance policy, indemnity provision, vote, or otherwise, except with respect to any excess beyond the amount paid under any insurance policy, vote, or indemnity provision;

(b)for an accounting or disgorgement of profits pursuant to Section 16(b) of the Exchange Act, or similar provisions of federal, state, or local statutory law or common law, if Indemnitee is held liable therefor (including pursuant to any settlement arrangements);

(c)for any reimbursement Indemnitee makes to the Company of any bonus or other incentive-based or equity-based compensation or of any profits Indemnitee realized from the sale of Company securities, as required in each case under the Exchange Act (including any such reimbursements that arise from the Company's accounting restatement pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), or the payment to the Company of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes- Oxley Act), if Indemnitee is held liable therefor (including pursuant to any settlement arrangements);

(d)initiated by Indemnitee, including any Proceeding (or any part of any Proceeding) initiated by Indemnitee against the Company or its directors, officers, employees, agents, or other indemnitees, unless (i) the Company's board of directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law, (iii) otherwise authorized in Section 12(d) or, (iv) otherwise required by applicable law; or

(e)if prohibited by applicable law.

8.Advances of Expenses. The Company shall advance the Expenses incurred by Indemnitee in connection with any Proceeding prior to its final disposition, and such advancement shall be made as soon as reasonably practicable, but in any event no later than 30 days, after the Company's receipt of a written statement or statements requesting such advances from time to time (which shall include invoices received by Indemnitee in connection with such Expenses but, in the case of invoices in connection with legal services, any references to legal work performed, or to expenditure made that would cause Indemnitee to waive any privilege accorded by applicable law shall not be included with the invoice). Advances shall be unsecured and interest free and made without regard to Indemnitee's ability to repay such advances. Indemnitee hereby undertakes to repay any advance to the extent that it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company. This Section 8 shall not apply to the extent advancement is prohibited by law and shall not apply to any Proceeding (or any part of any Proceeding) for which indemnity is not permitted under this Agreement, but shall apply to

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any Proceeding (or any part of any Proceeding) referenced in Section 7(b) or 7(c) prior to a determination that Indemnitee is not entitled to be indemnified by the Company.

9.Procedures for Notification and Defense of Claim.

(a)Indemnitee shall notify the Company in writing of any matter with respect to which Indemnitee intends to seek indemnification or advancement of Expenses as soon as reasonably practicable following the Indemnitee's receipt of notice thereof. The written notification to the Company shall include, in reasonable detail, a description of the nature of the Proceeding and the facts underlying the Proceeding. Indemnitee's failure to notify the Company will not relieve the Company from any liability which it may have to Indemnitee hereunder or otherwise than under this Agreement, and any delay in so notifying the Company shall not constitute a waiver by Indemnitee of any rights, except to the extent that the Company is materially prejudiced by such failure or delay.

(b)If, at the time of the receipt of a notice of a Proceeding pursuant to the terms hereof, the Company has D&O Insurance in effect that may be applicable to the Proceeding, the Company shall give prompt notice of the commencement of the Proceeding to the insurers in accordance with the procedures set forth in the applicable policies. The Company shall thereafter take all commercially reasonable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

(c)In the event the Company may be obligated to make any indemnity in connection with a Proceeding, the Company shall be entitled to assume the defense of such Proceeding with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, conditioned, or delayed, upon the delivery to Indemnitee of written notice of its election to do so. After such notice is delivered, Indemnitee approves such counsel, and the Company retains such counsel, the Company will not be liable to Indemnitee for any fees or expenses of counsel that Indemnitee subsequently incurs with respect to the same Proceeding. Notwithstanding the Company's assumption of the defense of any such Proceeding, the Company shall be obligated to pay the fees and expenses of Indemnitee's separate counsel to the extent (i)the Company authorizes the Indemnitee to employ separate counsel, (ii) the Company's or Indemnitee's counsel shall have reasonably concluded that there is a conflict of interest between the Company and Indemnitee in the conduct of any such defense such that Indemnitee needs to be separately represented, (iii) the Company is not financially or legally able to perform its indemnification obligations or, (iv) the Company shall not have retained, or shall not continue to retain, counsel to defend such Proceeding. The Company shall have the right to conduct such defense as it sees fit in its sole discretion. Regardless of any provision in this Agreement, Indemnitee shall have the right to employ counsel in any Proceeding at Indemnitee's personal expense. The Company shall not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Company.

(d)Indemnitee shall give the Company such information and cooperation in connection with the Proceeding as may be reasonably appropriate.

(e)The Company shall not be liable to indemnify Indemnitee for any settlement of any Proceeding (or any part thereof) without the Company's prior written consent, which shall not be unreasonably withheld, conditioned, or delayed.

(f)The Company shall not settle any Proceeding (or any part thereof) in a manner that imposes any penalty or liability on Indemnitee without Indemnitee's prior written consent, which shall not be unreasonably withheld, conditioned, or delayed.

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10.Procedures upon Application for Indemnification.

(a)To obtain indemnification, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and as is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification following the final disposition of the Proceeding. Any delay in providing the request will not relieve the Company from its obligations under this Agreement, except to the extent such failure is prejudicial.

(b)Upon Indemnitee's written request for indemnification pursuant to Section 10(a), a determination with respect to Indemnitee's entitlement thereto shall be made in the specific case (i) if a Change in Control shall have occurred, by Independent Counsel in a written opinion to the Company's board of directors, a copy of which shall be delivered to Indemnitee or (ii) if a Change in Control shall not have occurred, (A) by a majority vote of the Disinterested Directors, even if there is less than a quorum of the Company's board of directors, (B) by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, even though there is less than a quorum of the Company's board of directors, (C) if there are no such Disinterested Directors or, if such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Company's board of directors, a copy of which shall be delivered to Indemnitee, or (D) if so directed by the Company's board of directors, by the Company's shareholders. If it is determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten days after such determination. Indemnitee shall cooperate with the person, persons, or entity making the determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons, or entity upon reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys' fees and disbursements) actually and reasonably incurred by Indemnitee in so cooperating with the person, persons, or entity making such determination shall be borne by the Company, to the extent permitted by applicable law.

(c)In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 10(b), the Independent Counsel shall be selected as provided in this Section 10(c). If there is no Change in Control, the Company's board of directors shall select the Independent Counsel, and the Company shall give written notice to Indemnitee providing the identity of the selected Independent Counsel. If there is a Change in Control, Indemnitee shall select the Independent Counsel (unless Indemnitee requests that the Company's board of directors make the selection, in which event the preceding sentence shall apply), and Indemnitee shall give the Company written notice of the identity of the selected Independent Counsel. In either event, Indemnitee or the Company may, within ten days after the written notice of selection, deliver to the other party, a written objection to the selection; provided, however, that the objection may be asserted only on the ground that the selected Independent Counsel does not meet the requirements of "Independent Counsel" as defined in Section 1 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the selected person shall act as Independent Counsel. If there is a written and substantiated objection, the selected Independent Counsel may not serve as Independent Counsel unless and until the objection is withdrawn or a court determines that the objection has no merit. If, within 20 days after the later of (i) submission by Indemnitee of a written request for indemnification pursuant to Section 10(a) hereof and (ii) the final disposition of the Proceeding, the parties have not agreed upon an Independent Counsel, either the Company or Indemnitee may petition a court of competent jurisdiction for resolution of any objections to the other party's selection of Independent Counsel and for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so

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appointed shall act as Independent Counsel under Section 10(b) hereof. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 12(a) of this Agreement, the Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

(d)The Company agrees to pay the reasonable fees and expenses of any Independent

Counsel.

11.Presumptions and Effect of Certain Proceedings.

(a)In making a determination with respect to entitlement to indemnification hereunder, the person, persons, or entity making such determination shall, to the fullest extent not prohibited by law, presume that Indemnitee is entitled to indemnification under this Agreement, and the Company shall, to the fullest extent not prohibited by law, have the burden of proof to overcome that presumption.

(b)The termination of any Proceeding or of any claim, issue, or matter therein, by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself create a presumption that Indemnitee did not meet any applicable standard of conduct or that indemnification hereunder is otherwise not permitted.

(c)Neither the knowledge, actions, nor failure to act of any other director, officer, agent, or employee of the Enterprise shall be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

12.Remedies of Indemnitee.

(a)Subject to Section 12(e), in the event that (i) a determination is made pursuant to Section 10 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii)advancement of Expenses is not timely made pursuant to Section 8 or 12(d) of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 10 of this Agreement within 90 days after the later of the receipt by the Company of the request for indemnification or the final disposition of the Proceeding, (iv) payment of indemnification pursuant to this Agreement is not made (A) within ten days after a determination has been made that Indemnitee is entitled to indemnification or (B) with respect to indemnification pursuant to Sections 4, 5, and 12(d) of this Agreement, within 30 days after receipt by the Company of a written request therefor, or (v) the Company or any other person or entity takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any litigation or other action or proceeding designed to deny, or to recover from, Indemnitee the benefits provided or intended to be provided to Indemnitee hereunder, Indemnitee shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his or her option, may seek an award in arbitration with respect to his or her entitlement to such indemnification or advancement of Expenses, to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 12(a); provided, however, that the foregoing clause shall not apply in respect of a proceeding brought by Indemnitee to enforce his or her rights under Section 4 of this Agreement. The Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration in accordance with this Agreement.

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(b)Neither (i) the failure of the Company, its board of directors, any committee or subgroup of the board of directors, Independent Counsel or shareholders to have made a determination that Indemnitee's indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor (ii) an actual determination by the Company, its board of directors, any committee or subgroup of the board of directors, Independent Counsel or shareholders that Indemnitee has not met the applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct. In the event that a determination shall have been made pursuant to Section 10 of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 12 shall be conducted in all respects as a de novo trial, or arbitration, on the merits, and Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Section 12, the Company shall, to the fullest extent not prohibited by law, have the burden of proving Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

(c)To the fullest extent not prohibited by law, the Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 12 that the procedures and presumptions of this Agreement are not valid, binding, and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement. If a determination shall have been made pursuant to Section 10 of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 12, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statements not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

(d)To the extent not prohibited by law, the Company shall indemnify Indemnitee against all Expenses that are incurred by Indemnitee in connection with any action for indemnification or advancement of Expenses from the Company under this Agreement or under any D&O Insurance policies maintained by the Company to the extent Indemnitee is successful in such action, and, if requested by Indemnitee, shall (as soon as reasonably practicable, but in any event no later than 90 days, after receipt by the Company of a written request therefor) advance such Expenses to Indemnitee, subject to the provisions of Section 8.

(e)Notwithstanding anything in this Agreement to the contrary, no determination as to entitlement to indemnification shall be required to be made prior to the final disposition of the Proceeding.

13.Contribution. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amounts incurred by Indemnitee, whether for Expenses, judgments, fines, or amounts paid or to be paid in settlement, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the events and transactions giving rise to such Proceeding; and (ii)the relative fault of Indemnitee and the Company (and its other directors, officers, employees and agents) in connection with such events and transactions.

14.Non-exclusivity. The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company's certificate of incorporation or bylaws,

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any agreement, a vote of shareholders or a resolution of directors, or otherwise. To the extent that a change in Delaware law, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Company's certificate of incorporation and bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change, subject to the restrictions expressly set forth herein or therein. Except as expressly set forth herein, no right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. Except as expressly set forth herein, the assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

15.No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder (or for which advancement is provided hereunder) if and to the extent that Indemnitee has otherwise actually received payment for such amounts (whether under any insurance policy, contract, agreement, the Company's certificate of incorporation or bylaws, or otherwise).

16.Insurance. The Company hereby covenants and agrees with Indemnitee that, so long as Indemnitee shall continue to serve as a director or officer of the Company, and for a reasonable period of time thereafter, the Company shall use commercially reasonable efforts to maintain in full force and effect (taking into account the scope and amount of coverage available relative to the cost thereof) directors' and officers' liability insurance, issued by one or more reputable insurers, providing coverage for officers and directors of the Company or any of its subsidiaries, that is substantially comparable in scope and amount to the coverage available for any other director or officer of the Company (collectively, "D&O Insurance"). In all policies of D&O Insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits, subject to the same limitations, as are accorded to the Company's directors or officers most favorably insured by such policy. Notwithstanding anything to the contrary set forth above, the Company shall have no obligation to maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium cost for such insurance is disproportionate to the amount of coverage provided or the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit.

17.Subrogation. In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee against any other persons or entities. Indemnitee, as a condition of receiving indemnification from the Company, shall execute all papers required and take all action that the Company may deem necessary to secure such rights, including execution of such documents as are necessary to enable the Company effectively to enforce such rights of recovery (including all of Indemnitee's Expenses, including attorneys' fees and charges, indemnified or advanced by the Company).

18.Services to the Company. Indemnitee agrees to serve as a director or officer of the Company or, at the request of the Company, as a director, trustee, general partner, managing member, officer, employee, agent, or fiduciary of another Enterprise, for so long as Indemnitee is duly elected or appointed or until Indemnitee tenders his or her resignation or is removed from such position. Indemnitee may resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law) at any time and for any reason, in which event the Company shall have no obligation under this Agreement to continue Indemnitee in such position. This Agreement shall not be deemed an employment contract between the Company (or any Company Subsidiary or any Enterprise) and Indemnitee. Indemnitee specifically acknowledges that any employment with the Company (or any

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Company Subsidiary or any Enterprise) is at will, and Indemnitee may be discharged at any time for any reason, with or without cause, with or without notice, except as may be otherwise expressly provided in any executed, written employment contract between Indemnitee and the Company (or any Company Subsidiary or any Enterprise), any existing formal severance policies adopted by the Company's board of directors or, with respect to service as a director or officer of the Company, the Company's certificate of incorporation or bylaws or the DGCL. No such document shall be subject to any oral modification thereof.

19.Duration. This Agreement shall continue until and terminate upon the later of (a) ten years after the date that Indemnitee shall have ceased to serve as a director or officer of the Company or as a director, trustee, general partner, managing member, officer, employee, agent, or fiduciary of any other Enterprise, as applicable; or (b) one year after the final termination of any Proceeding, including any appeal, then pending in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Section 12 of this Agreement relating thereto.

20.Successors. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors (including any direct or indirect successor by purchase, merger, consolidation, or otherwise, to all or substantially all of the business, or assets of the Company), assigns, heirs, executors, and administrators.

21.Severability. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order or other applicable law, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. If any provision or provisions of this Agreement shall be held to be invalid, illegal, or unenforceable for any reason whatsoever: (i) the validity, legality, and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that is not itself invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (ii) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (iii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that is not itself invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent manifested there

22.Enforcement. The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve as a Company director or officer, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as a Company director or officer. In the event Indemnitee is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Company shall reimburse Indemnitee for all of Indemnitee's reasonable fees and expenses in bringing and pursuing such action.

23.Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written, and implied, between the parties hereto with respect to the subject matter hereof; provided, however, that this Agreement is a supplement to and in furtherance of the Company's certificate of incorporation, bylaws, and applicable law.

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24.Modification and Waiver. No supplement, modification, or amendment to this Agreement shall be binding unless executed in writing by the parties hereto. No amendment, alteration, or repeal of this Agreement shall adversely affect any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his or her Corporate Status prior to such amendment, alteration, or repeal. No waiver of any provision of this Agreement shall constitute or be deemed a waiver of any other provision of this Agreement nor shall any waiver constitute a continuing waiver.

25.Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile, or electronic mail, or otherwise delivered by hand, messenger, or courier service addressed:

(a)if to Indemnitee, to Indemnitee's address, facsimile number, or electronic mail address as shown on the signature page of this Agreement or in the Company's records, as may be updated in accordance with the provisions hereof; or

(b)if to the Company, to the attention of the Company's Chief Executive Officer, Chief Financial Officer, or General Counsel at 1850 N. Central Avenue, Suite 1900, Phoenix, Arizona 85004-4565, or at such other current address as the Company shall have furnished to Indemnitee.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger, or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), (ii) if sent via mail, at the earlier of its receipt or five days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent via facsimile, upon confirmation of facsimile transfer or, if sent via electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, if sent during recipient's normal business hours, or if not sent during recipient's normal business hours, then on the recipient's next business day.

26.Applicable Law and Consent to Jurisdiction. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. Except with respect to any arbitration commenced by Indemnitee pursuant to Section 12(a) of this Agreement, the Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Delaware Court of Chancery, and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the Delaware Court of Chancery for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) appoint, to the extent such party is not otherwise subject to service of process in the State of Delaware, The Corporation Trust Company, Wilmington, Delaware as its agent in the State of Delaware as such party's agent for acceptance of legal process in connection with any such action or proceeding against such party with the same legal force and validity as if served upon such party personally within the State of Delaware, (iv) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court of Chancery, and (v) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court of Chancery has been brought in an improper or inconvenient forum.

27.Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed an original, but all of which together shall constitute the same Agreement. This Agreement may also be executed and delivered by electronic mail or facsimile signature and in counterparts, each of which shall be deemed an original but all of which together shall constitute

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the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

28.Captions. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

(Signature page follows)

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The parties are signing this Indemnification Agreement as of the date stated in the introductory sentence.

VIAD CORP

(Signature)

(Print name)

(Title)

(Indemnitee Signature)

(Indemnitee Print name)

(Street address)

(City, State, and ZIP)

Exhibit 10.5

VIAD CORP

INDEMNIFICATION AGREEMENT

(Effective as of December 4, 2019)

This Indemnification Agreement (this "Agreement") is dated as of August [5], 2020, and is between Viad Corp, a Delaware corporation, (the "Company") including its subsidiaries (the "Company subsidiary" also referred to collectively as the "Company"), and [_______] ("Indemnitee").

RECITALS

A.Indemnitee currently serves and performs valuable services as an officer or director of the Company or of a Company subsidiary, and as such, Indemnitee may be subject to claims, actions, suits, or proceedings arising out of such service.

B.Individuals are reluctant to serve as directors or officers of corporations or in certain other capacities unless they receive adequate protection through insurance or indemnification against the risks of claims and actions against them arising out of such service.

C.The protection currently provided by applicable law, the Company's governing documents, and any insurance may not be adequate in certain circumstances to cover all possible exposure for which Indemnitee should be protected, and Indemnitee may not be willing to serve as a director or officer without additional protection.

D.In order to induce Indemnitee to provide services to the Company, it is reasonable, prudent, and necessary for the Company to contractually obligate itself to indemnify, and to advance expenses on behalf of, Indemnitee as permitted by applicable law.

E.The Company's bylaws require the Company to indemnify its directors and officers to the fullest extent authorized by the Delaware General Corporation Law. The bylaws expressly provide that the indemnification provisions therein are not exclusive and contemplate that agreements may provide other rights with respect to indemnification.

F.This Agreement is a supplement to and in furtherance of the indemnification provided in the Company's certificate of incorporation and bylaws, and any resolutions adopted pursuant thereto, and this Agreement shall not be deemed a substitute therefor, nor shall this Agreement be deemed to limit, diminish, or abrogate any rights of Indemnitee thereunder.

The parties therefore agree as follows:

1.Definitions.

(a)A "Change in Control" shall be deemed to occur upon the earliest to occur after the date of this Agreement of any of the following events:

(i)Acquisition of Stock by Third Party. Any Person (as defined below) becomes the Beneficial Owner (as defined below), directly or indirectly, of the Company's securities representing fifteen percent (15%) or more of the combined voting power of the Company's then outstanding securities;

(ii)Change in Board Composition. During any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Company's board of directors, and any new directors (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Sections 1(a)(i), 1(a)(iii) or 1(a)(iv)) whose election by the board of directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members of the Company's board of directors;

(iii)Corporate Transactions. The effective date of a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation and with the power to elect at least a majority of the board of directors or other governing body of such surviving entity;

(iv)Liquidation. The approval by the Company's shareholders of the Company's complete liquidation or the Company's agreement to sell or dispose of all or substantially all of its assets; except that in the case of a sale of all or substantially all of the Company's assets, a Change in Control shall not occur if the Company or persons who were shareholders of the Company immediately prior to such sale continue to collectively own more than 50% of the combined voting power of the voting securities of the acquirer; and

(v)Other Events. Any other event of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement.

For purposes of this Section 1(a), the following terms shall have the following meanings:

(1)"Person" shall have the meaning as set forth in Sections 13(d) and 14(d) of the Exchange Act; provided, however, that "Person" shall exclude (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and (iii) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(2)"Beneficial Owner" shall have the meaning given to such term in Rule 13d-3 under the Exchange Act; provided, however, that "Beneficial Owner" shall exclude any Person otherwise becoming a Beneficial Owner by reason of (i) the shareholders of the Company approving a merger of the Company with another entity or (ii) the Company's board of directors approving a sale of securities by the Company to such Person.

(b)"Corporate Status" describes the status of a person who is or was a director, trustee, general partner, managing member, officer, employee, agent, or fiduciary of the Company or any other Enterprise.

(c)"DGCL" means the General Corporation Law of the State of Delaware.

(d)"Disinterested Director" means a Company director who is not and was not a party to the Proceeding in respect of which Indemnitee seeks indemnification.

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2019 Viad Corp Indemnification Agreement

(e)" Enterprise" means the Company and any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, or other enterprise of which Indemnitee is or was serving at the Company's request as a director, trustee, general partner, managing member, officer, employee, agent, or fiduciary.

(f)"Expenses" include all reasonable and actually incurred attorneys' fees, retainers, court costs, transcript costs, fees and costs of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding. Expenses also include (i) Expenses incurred in connection with any appeal resulting from any Proceeding, including without limitation the premium, security for, and other costs relating to any cost bond, supersedeas bond or other appeal bond or their equivalent, and (ii) for purposes of Section 12(d), Expenses incurred by Indemnitee in connection with the interpretation, enforcement, or defense of Indemnitee's rights under this Agreement or under any D&O Insurance (as defined below) policy that the Company maintains. Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.

(g)"Independent Counsel" means a law firm, or a partner or member of a law firm, that is experienced in matters of corporation law and neither presently performs, nor in the past five years has performed services for either (i) the Company or Indemnitee in any matter material to either such party (other than as Independent Counsel with respect to matters concerning Indemnitee under this Agreement, or other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

(h)"Proceeding" means any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing, or proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative, or investigative nature, including any appeal therefrom and including without limitation any such Proceeding pending as of the date of this Agreement, in which Indemnitee was, is, or will be involved as a party, a potential party, a non-party witness, or otherwise by reason of (i) the fact that Indemnitee is or was a Company director or officer, (ii) any action taken by Indemnitee or any action or inaction on Indemnitee's part while acting as a Company director or officer, or (iii) the fact that he or she is or was serving at the Company's request as a director, trustee, general partner, managing member, officer, employee, agent, or fiduciary of the Company or any other Enterprise, in each case whether or not serving in such capacity at the time any liability or Expense is incurred for which indemnification or advancement of expenses can be provided under this Agreement.

(i)Reference to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; references to "serving at the Company's request" shall include any service as a Company director, officer, employee, or agent which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries.

2.Indemnity in Third-Party Proceedings. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 2 if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding, other than a Proceeding by or in the right of the Company to procure a

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judgment in its favor. Pursuant to this Section 2, Indemnitee shall be indemnified to the fullest extent permitted by applicable law against all Expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred by Indemnitee or on his or her behalf in connection with such Proceeding or any claim, issue, or matter therein, if Indemnitee meets the applicable standard of conduct for indemnification under applicable law.

3.Indemnity in Proceedings by or in the Company's Right. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 3 if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding by or in the Company's right to procure a judgment in its favor. Pursuant to this Section 3, Indemnitee shall be indemnified to the fullest extent permitted by applicable law against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with such Proceeding or any claim, issue, or matter therein, if Indemnitee meets the applicable standard of conduct for indemnification under applicable law. No indemnification for Expenses shall be made under this Section 3 in respect of any claim, issue, or matter as to which Indemnitee shall have been adjudged by a court of competent jurisdiction to be liable to the Company, unless and only to the extent that the Delaware Court of Chancery or any court in which the Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification for such expenses as the Delaware Court of Chancery or such other court shall deem proper.

4.Indemnification for Expenses of a Party Who is Wholly or Partly Successful. To the extent that Indemnitee is a party to or a participant in and is successful (on the merits or otherwise) in defense of any Proceeding or any claim, issue, or matter therein, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith. For purposes of this section, the termination of any claim, issue, or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed a successful result as to such claim, issue, or matter.

5.Indemnification for Expenses of a Witness. To the extent that Indemnitee is, due to his or her Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, Indemnitee shall be indemnified to the extent permitted by applicable law against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith.

6.Additional Indemnification.

(a)Notwithstanding any limitation in Sections 2, 3, or 4, the Company shall indemnify Indemnitee to the fullest extent permitted by applicable law if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding (including a Proceeding by or in the right of the Company to procure a judgment in its favor) against all Expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred by Indemnitee or on his or her behalf in connection with the Proceeding or any claim, issue, or matter therein.

(b)For purposes of this Agreement, the meaning of the phrase "to the fullest extent permitted by applicable law" shall include, but not be limited to:

(i)the fullest extent permitted by the provision of the DGCL that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL; and

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2019 Viad Corp Indemnification Agreement

(ii)the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

7.Exclusions. Notwithstanding any provision in this Agreement, the Company shall not be obligated under this Agreement to make any indemnity in connection with any Proceeding (or any part of any Proceeding):

(a)Except as provided in Section 14, for which payment has actually been made to or on behalf of Indemnitee under any statute, insurance policy, indemnity provision, vote, or otherwise, except with respect to any excess beyond the amount paid under any insurance policy, vote, or indemnity provision;

(b)for an accounting or disgorgement of profits pursuant to Section 16(b) of the Exchange Act, or similar provisions of federal, state, or local statutory law or common law, if Indemnitee is held liable therefor (including pursuant to any settlement arrangements);

(c)for any reimbursement Indemnitee makes to the Company of any bonus or other incentive-based or equity-based compensation or of any profits Indemnitee realized from the sale of Company securities, as required in each case under the Exchange Act (including any such reimbursements that arise from the Company's accounting restatement pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), or the payment to the Company of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes- Oxley Act), if Indemnitee is held liable therefor (including pursuant to any settlement arrangements);

(d)initiated by Indemnitee not by way of defense, including any Proceeding (or any part of any Proceeding) initiated by Indemnitee against the Company or its directors, officers, employees, agents, or other indemnitees, unless (i) the Company's board of directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law, (iii) otherwise authorized in Section 12(d) or, (iv) otherwise required by applicable law; or

(e)if prohibited by applicable law.

8.Advances of Expenses. The Company shall advance the Expenses incurred by Indemnitee in connection with any Proceeding prior to its final disposition, and such advancement shall be made as soon as reasonably practicable, but in any event no later than 30 days, after the Company's receipt of a written statement or statements requesting such advances from time to time (which shall include invoices received by Indemnitee in connection with such Expenses but, in the case of invoices in connection with legal services, any references to legal work performed, or to expenditure made that would cause Indemnitee to waive any privilege accorded by applicable law shall not be included with the invoice). Advances shall be unsecured and interest free and made without regard to Indemnitee's ability to repay such advances. Indemnitee hereby undertakes to repay any advance to the extent that it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company. This Section 8 shall not apply to the extent advancement is prohibited by law and shall not apply to any Proceeding (or any part of any Proceeding) for which indemnity is not permitted under this Agreement, but shall apply to any Proceeding (or any part of any Proceeding) referenced in Section 7(b) or 7(c) prior to a determination that Indemnitee is not entitled to be indemnified by the Company.

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2019 Viad Corp Indemnification Agreement

9.Procedures for Notification and Defense of Claim.

(a)Indemnitee shall notify the Company in writing of any matter with respect to which Indemnitee intends to seek indemnification or advancement of Expenses as soon as reasonably practicable following the Indemnitee's receipt of notice thereof. The written notification to the Company shall include, in reasonable detail, a description of the nature of the Proceeding and the facts underlying the Proceeding. Indemnitee's failure to notify the Company will not relieve the Company from any liability which it may have to Indemnitee hereunder or otherwise than under this Agreement, and any delay in so notifying the Company shall not constitute a waiver by Indemnitee of any rights, except to the extent that the Company is materially prejudiced by such failure or delay.

(b)If, at the time of the receipt of a notice of a Proceeding pursuant to the terms hereof, the Company has D&O Insurance in effect that may be applicable to the Proceeding, the Company shall give prompt notice of the commencement of the Proceeding to the insurers in accordance with the procedures set forth in the applicable policies. The Company shall thereafter take all commercially reasonable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

(c)In the event the Company may be obligated to make any indemnity in connection with a Proceeding, the Company shall be entitled to assume the defense of such Proceeding with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, conditioned, or delayed, upon the delivery to Indemnitee of written notice of its election to do so. After such notice is delivered, Indemnitee approves such counsel, and the Company retains such counsel, the Company will not be liable to Indemnitee for any fees or expenses of separate counsel that Indemnitee subsequently incurs with respect to the same Proceeding. Notwithstanding the Company's assumption of the defense of any such Proceeding, the Company shall be obligated to pay the fees and expenses of Indemnitee's separate counsel to the extent (i) the Company authorizes the Indemnitee to employ separate counsel, (ii) the Company's or Indemnitee's counsel shall have reasonably concluded that there is a conflict of interest between the Company and Indemnitee in the conduct of any such defense such that Indemnitee needs to be separately represented, (iii) the Company is not financially or legally able to perform its indemnification obligations or, (iv) the Company shall not have retained, or shall not continue to retain, counsel to defend such Proceeding. The Company shall have the right to conduct such defense as it sees fit in its sole discretion. Regardless of any provision in this Agreement, Indemnitee shall have the right to employ counsel in any Proceeding at Indemnitee's personal expense. The Company shall not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Company.

(d)Indemnitee shall give the Company such information and cooperation in connection with the Proceeding as may be reasonably appropriate.

(e)The Company shall not be liable to indemnify Indemnitee for any settlement of any Proceeding (or any part thereof) without the Company's prior written consent, which shall not be unreasonably withheld, conditioned, or delayed.

(f)The Company shall not settle any Proceeding (or any part thereof) in a manner that imposes any penalty or liability on Indemnitee without Indemnitee's prior written consent, which shall not be unreasonably withheld, conditioned, or delayed.

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2019 Viad Corp Indemnification Agreement

10.Procedures upon Application for Indemnification.

(a)To obtain indemnification, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and as is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification following the final disposition of the Proceeding. Any delay in providing the request will not relieve the Company from its obligations under this Agreement, except to the extent such failure is prejudicial.

(b)Upon Indemnitee's written request for indemnification pursuant to Section 10(a), a determination with respect to Indemnitee's entitlement thereto shall be made in the specific case (i) if a Change in Control shall have occurred, by Independent Counsel in a written opinion to the Company's board of directors, a copy of which shall be delivered to Indemnitee or (ii) if a Change in Control shall not have occurred, (A) by a majority vote of the Disinterested Directors, even if there is less than a quorum of the Company's board of directors, (B) by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, even though there is less than a quorum of the Company's board of directors, (C) if there are no such Disinterested Directors or, if such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Company's board of directors, a copy of which shall be delivered to Indemnitee, or (D) if so directed by the Company's board of directors, by the Company's shareholders. If it is determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten days after such determination. Indemnitee shall cooperate with the person, persons, or entity making the determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons, or entity upon reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys' fees and disbursements) actually and reasonably incurred by Indemnitee in so cooperating with the person, persons, or entity making such determination shall be borne by the Company, to the extent permitted by applicable law.

(c)In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 10(b), the Independent Counsel shall be selected as provided in this Section 10(c). If there is no Change in Control, the Company's board of directors shall select the Independent Counsel, and the Company shall give written notice to Indemnitee providing the identity of the selected Independent Counsel. If there is a Change in Control, Indemnitee shall select the Independent Counsel (unless Indemnitee requests that the Company's board of directors make the selection, in which event the preceding sentence shall apply), and Indemnitee shall give the Company written notice of the identity of the selected Independent Counsel. In either event, Indemnitee or the Company may, within ten days after the written notice of selection, deliver to the other party, a written objection to the selection; provided, however, that the objection may be asserted only on the ground that the selected Independent Counsel does not meet the requirements of "Independent Counsel" as defined in Section 1 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the selected person shall act as Independent Counsel. If there is a written and substantiated objection, the selected Independent Counsel may not serve as Independent Counsel unless and until the objection is withdrawn or a court determines that the objection has no merit. If, within 20 days after the later of (i) submission by Indemnitee of a written request for indemnification pursuant to Section 10(a) hereof and (ii) the final disposition of the Proceeding, the parties have not agreed upon an Independent Counsel, either the Company or Indemnitee may petition a court of competent jurisdiction for resolution of any objections to the other party's selection of Independent Counsel and for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so

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appointed shall act as Independent Counsel under Section 10(b) hereof. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 12(a) of this Agreement, the Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

(d)The Company agrees to pay the reasonable fees and expenses of any Independent

Counsel.

11.Presumptions and Effect of Certain Proceedings.

(a)In making a determination with respect to entitlement to indemnification hereunder, the person, persons, or entity making such determination shall, to the fullest extent not prohibited by law, presume that Indemnitee is entitled to indemnification under this Agreement, and the Company shall, to the fullest extent not prohibited by law, have the burden of proof to overcome that presumption.

(b)The termination of any Proceeding or of any claim, issue, or matter therein, by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself create a presumption that Indemnitee did not meet any applicable standard of conduct or that indemnification hereunder is otherwise not permitted.

(c)Neither the knowledge, actions, nor failure to act of any other director, officer, agent, or employee of the Enterprise shall be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

12.Remedies of Indemnitee.

(a)Subject to Section 12(e), in the event that (i) a determination is made pursuant to Section 10 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii)advancement of Expenses is not timely made pursuant to Section 8 or 12(d) of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 10 of this Agreement within 90 days after the later of the receipt by the Company of the request for indemnification or the final disposition of the Proceeding, (iv) payment of indemnification pursuant to this Agreement is not made (A) within ten days after a determination has been made that Indemnitee is entitled to indemnification or (B) with respect to indemnification pursuant to Sections 4, 5, and 12(d) of this Agreement, within 30 days after receipt by the Company of a written request therefor, or (v) the Company or any other person or entity takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any litigation or other action or proceeding designed to deny, or to recover from, Indemnitee the benefits provided or intended to be provided to Indemnitee hereunder, Indemnitee shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his or her option, may seek an award in arbitration with respect to his or her entitlement to such indemnification or advancement of Expenses, to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 12(a); provided, however, that the foregoing clause shall not apply in respect of a proceeding brought by Indemnitee to enforce his or her rights under Section 4 of this Agreement. The Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration in accordance with this Agreement.

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2019 Viad Corp Indemnification Agreement

(b)Neither (i) the failure of the Company, its board of directors, any committee or subgroup of the board of directors, Independent Counsel or shareholders to have made a determination that Indemnitee's indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct under applicable law, nor (ii) an actual determination by the Company, its board of directors, any committee or subgroup of the board of directors, Independent Counsel or shareholders that Indemnitee has not met the applicable standard of conduct under applicable law, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct under applicable law. In the event that a determination shall have been made pursuant to Section 10 of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 12 shall be conducted in all respects as a de novo trial, or arbitration, on the merits, and Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Section 12, the Company shall, to the fullest extent not prohibited by law, have the burden of proving Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

(c)To the fullest extent not prohibited by law, the Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 12 that the procedures and presumptions of this Agreement are not valid, binding, and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement. If a determination shall have been made pursuant to Section 10 of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 12, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statements not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

(d)To the extent not prohibited by law, the Company shall indemnify Indemnitee against all Expenses that are incurred by Indemnitee in connection with any action for indemnification or advancement of Expenses from the Company under this Agreement or under any D&O Insurance policies maintained by the Company to the extent Indemnitee is successful in such action, and, if requested by Indemnitee, shall (as soon as reasonably practicable, but in any event no later than 90 days, after receipt by the Company of a written request therefor) advance such Expenses to Indemnitee, subject to the provisions of Section 8.

(e)Notwithstanding anything in this Agreement to the contrary, no determination as to entitlement to indemnification shall be required to be made prior to the final disposition of the Proceeding.

13.Contribution. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amounts incurred by Indemnitee, whether for Expenses, judgments, fines, or amounts paid or to be paid in settlement, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the events and transactions giving rise to such Proceeding; and (ii)the relative fault of Indemnitee and the Company (and its other directors, officers, employees and agents) in connection with such events and transactions.

14.Non-exclusivity. The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at

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2019 Viad Corp Indemnification Agreement

any time be entitled under applicable law, the Company's certificate of incorporation or bylaws, any agreement, a vote of shareholders or a resolution of directors, or otherwise; provided, that the Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to Indemnitee are primary and any obligation of any other Persons (the "Other Indemnitors") to advance Expenses or to provide indemnification for the same Expenses or liabilities incurred by Indemnitee are secondary), (b) that it shall be required to advance the full amount of Expenses incurred by Indemnitee and shall be liable for the full amount of all Expenses, judgments, penalties, fines and amounts paid in settlement to the extent not prohibited by (and not merely to the extent affirmatively permitted by) applicable law and as required by the terms of this Indemnification Agreement and the Company's certificate of incorporation or bylaws (or any other agreement between the Company and Indemnitee), without regard to any rights Indemnitee may have against the Other Indemnitors, and (c) that it irrevocably waives, relinquishes and releases the Other Indemnitors from any and all claims against the Other Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Other Indemnitors on behalf of Indemnitee with respect to any claim for which Indemnitee has sought indemnification from the Company shall affect the foregoing and the Other Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of Indemnitee against the Company. The Company and Indemnitee agree that the Other Indemnitors are express third party beneficiaries of the terms of this Section 14. To the extent that a change in Delaware law, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Company's certificate of incorporation and bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change, subject to the restrictions expressly set forth herein or therein. Except as expressly set forth herein, no right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. Except as expressly set forth herein, the assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

15.No Duplication of Payments. Except as otherwise set forth in Section 14, the Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder (or for which advancement is provided hereunder) if and to the extent that Indemnitee has otherwise actually received payment for such amounts (whether under any insurance policy, contract, agreement, the Company's certificate of incorporation or bylaws, or otherwise).

16.Insurance. The Company hereby covenants and agrees with Indemnitee that, so long as Indemnitee shall continue to serve as a director or officer of the Company, and for a reasonable period of time thereafter, the Company shall use commercially reasonable efforts to maintain in full force and effect (taking into account the scope and amount of coverage available relative to the cost thereof) directors' and officers' liability insurance, issued by one or more reputable insurers, providing coverage for officers and directors of the Company or any of its subsidiaries, that is substantially comparable in scope and amount to the coverage available for any other director or officer of the Company (collectively, "D&O Insurance"). In all policies of D&O Insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits, subject to the same limitations, as are accorded to the Company's directors or officers most favorably insured by such policy. Notwithstanding anything to the contrary set forth above, the Company shall have no obligation to maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium cost for such insurance is disproportionate to the amount of coverage provided or the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit.

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2019 Viad Corp Indemnification Agreement

17.Subrogation. Except as provided in Section 14, in the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee against any other persons or entities. Indemnitee, as a condition of receiving indemnification from the Company, shall execute all papers required and take all action that the Company may deem necessary to secure such rights, including execution of such documents as are necessary to enable the Company effectively to enforce such rights of recovery (including all of Indemnitee's Expenses, including attorneys' fees and charges, indemnified or advanced by the Company).

18.[RESERVED.]

19.Duration. This Agreement shall continue until and terminate upon the later of (a) ten years after the date that Indemnitee shall have ceased to serve as a director or officer of the Company or as a director, trustee, general partner, managing member, officer, employee, agent, or fiduciary of any other Enterprise, as applicable; or (b) one year after the final termination of any Proceeding, including any appeal, then pending in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Section 12 of this Agreement relating thereto.

20.Successors. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors (including any direct or indirect successor by purchase, merger, consolidation, or otherwise, to all or substantially all of the business, or assets of the Company), assigns, heirs, executors, and administrators.

21.Severability. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order or other applicable law, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. If any provision or provisions of this Agreement shall be held to be invalid, illegal, or unenforceable for any reason whatsoever: (i) the validity, legality, and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that is not itself invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (ii) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (iii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that is not itself invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent manifested there

22.Enforcement. The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve as a Company director or officer, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as a Company director or officer. In the event Indemnitee is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Company shall reimburse Indemnitee for all of Indemnitee's reasonable fees and expenses in bringing and pursuing such action.

23.Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written, and implied, between the parties hereto with respect to the subject matter hereof; provided,

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2019 Viad Corp Indemnification Agreement

however, that this Agreement is a supplement to and in furtherance of the Company's certificate of incorporation, bylaws, and applicable law.

24.Modification and Waiver. No supplement, modification, or amendment to this Agreement shall be binding unless executed in writing by the parties hereto. No amendment, alteration, or repeal of this Agreement shall adversely affect any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his or her Corporate Status prior to such amendment, alteration, or repeal. No waiver of any provision of this Agreement shall constitute or be deemed a waiver of any other provision of this Agreement nor shall any waiver constitute a continuing waiver.

25.Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile, or electronic mail, or otherwise delivered by hand, messenger, or courier service addressed:

(a)if to Indemnitee, to Indemnitee's address, facsimile number, or electronic mail address as shown on the signature page of this Agreement or in the Company's records, as may be updated in accordance with the provisions hereof; or

(b)if to the Company, to the attention of the Company's Chief Executive Officer, Chief Financial Officer, or General Counsel at 1850 N. Central Avenue, Suite 1900, Phoenix, Arizona 85004-4565, or at such other current address as the Company shall have furnished to Indemnitee.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger, or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), (ii) if sent via mail, at the earlier of its receipt or five days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent via facsimile, upon confirmation of facsimile transfer or, if sent via electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, if sent during recipient's normal business hours, or if not sent during recipient's normal business hours, then on the recipient's next business day.

26.Applicable Law and Consent to Jurisdiction. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. Except with respect to any arbitration commenced by Indemnitee pursuant to Section 12(a) of this Agreement, the Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Delaware Court of Chancery, and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the Delaware Court of Chancery for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) appoint, to the extent such party is not otherwise subject to service of process in the State of Delaware, The Corporation Trust Company, Wilmington, Delaware as its agent in the State of Delaware as such party's agent for acceptance of legal process in connection with any such action or proceeding against such party with the same legal force and validity as if served upon such party personally within the State of Delaware, (iv) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court of Chancery, and (v) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court of Chancery has been brought in an improper or inconvenient forum.

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2019 Viad Corp Indemnification Agreement

27.Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed an original, but all of which together shall constitute the same Agreement. This Agreement may also be executed and delivered by electronic mail or facsimile signature and in counterparts, each of which shall be deemed an original but all of which together shall constitute the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

28.Captions. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

(Signature page follows)

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2019 Viad Corp Indemnification Agreement

The parties are signing this Indemnification Agreement as of the date stated in the introductory sentence.

VIAD CORP

(Signature)

(Print name)

(Title)

[Signature Page to Indemnification Agreement]

(Indemnitee Signature)

(Indemnitee Print name)

(Street address)

(City, State, and ZIP)

[Signature Page to Indemnification Agreement]

Exhibit 10.6

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT NO. 1 TO SECURITY AGREEMENTS

This Amendment No. 3 to Second Amended and Restated Credit Agreement and Amendment No. 1 to Security Agreements (this “Amendment”) is entered into as of August 5, 2020 by and among Viad Corp, a Delaware corporation (the “Borrower”), the undersigned Guarantors, JPMorgan Chase Bank, N.A., as Lender, as LC Issuer, as Swing Line Lender and as administrative agent (in its capacity as administrative agent, the “Administrative Agent”), and the undersigned Lenders.

RECITALS

A. The Borrower, the Administrative Agent and the Lenders are party to that certain Second Amended and Restated Credit Agreement dated as of October 24, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B. The Borrower and the Administrative Agent are party to that certain Second Amended and Restated Pledge and Security Agreement, dated as of October 24, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Borrower Security Agreement”).

C. The Guarantors and the Administrative Agent are party to that certain Second Amended and Restated Subsidiary Pledge and Security Agreement, dated as of October 24, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Subsidiary Security Agreement”).

D. The Borrower, the Guarantors, the Administrative Agent, the LC Issuer, the Swing Line Lender and each of the Lenders party hereto (constituting Required Lenders) wish to amend the Credit Agreement and the Security Agreements, in each case, on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Upon the Amendment No. 3 Effective Date (as defined below), the Credit Agreement is hereby amended to (i) delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto and (ii) amend and restate Exhibit F thereto in its entirety to read as set forth on Exhibit B hereto.

2. Amendments to Borrower Security Agreement. Upon the Amendment No. 3 Effective Date, the Borrower Security Agreement is hereby amended as follows:

(a) The proviso at the end of the definition of “Pledged Shares” set forth in Section 1.3 of the Borrower Security Agreement is hereby amended and restated in its entirety to read as follows:

; provided, however, if any Pledged Issuer is a Foreign Subsidiary and the pledge of 100% of the voting Capital Stock of such Pledge Issuer could reasonably be expected to cause adverse tax consequences (other than de minimis adverse tax consequences) to the Borrower or such Foreign Subsidiary (as determined by the Borrower in consultation with the Agent), then the security interest granted by the Borrower with respect to such Capital Stock shall be limited to 65% of the voting Capital Stock of such Pledged Issuer (and, for the avoidance of doubt, 100% of the non-voting Capital Stock).

(b) The definition of “Secured Obligations” set forth in Section 1.3 of the Borrower Security Agreement is hereby amended and restated in its entirety to read as follows:

“Secured Obligations” means the Obligations, the Rate Management Obligations owed to one or more of the Lenders (including Lenders that have ceased to be a party to the Credit Agreement) or their Affiliates and all obligations in respect of overdrafts and related liabilities owed to one or more of the Lenders (including Lenders that have ceased to be a party to the Credit Agreement) or their Affiliates arising from treasury, depositary, cash management and merchant processing services or in connection with any automated clearinghouse transfer of funds; provided that (i) at or prior to the time that any transaction establishing a Rate Management Obligation or treasury, depositary, cash management or merchant processing services or automated clearinghouse transfer of funds is consummated, the Lender (other than JPMCB) party thereto or its Affiliate party thereto shall have delivered written notice to the Agent that such a transaction has been entered into and that it constitutes a Secured Obligation entitled to the benefits of the Collateral Documents and (ii) each “Secured Obligation” under the Existing Security Agreement shall constitute a “Secured Obligation” hereunder.”

(c) Section 1.3 of the Borrower Security Agreement is hereby amended by adding the following new definition therein in the proper alphabetical order:

“Excluded Assets” means, collectively:

(i) (A) any leasehold interest (including any ground lease interest) in real property and (B) any fee interest in owned real property;

(ii) any Excluded Stock and Unrestricted Subsidiary Stock;

(iii) any asset (other than any Capital Stock of a non-Wholly-Owned Domestic Subsidiary acquired or formed following the Amendment No. 3 Effective Date) subject to a purchase money security interest, capital lease obligation or similar arrangement or any lease, license, franchise, charter, authorization, contract or agreement to which the Borrower is a party, together with any rights or interest thereunder, in each case, if and to the extent security interests therein (A) are prohibited by or in violation of any applicable law or regulation, (B) require any governmental consent or other action by a Person (other than by a Credit Party or any Subsidiary thereof) that has not been obtained or (C) would violate or invalidate such lease, license, franchise, charter, authorization, contract, agreement or purchase money security interest or similar arrangement or create a right of termination in favor of any other party thereto (other than the Borrower or any Subsidiary thereof), in each case, after giving effect to the applicable anti-assignment provisions of the New York UCC, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the New York UCC notwithstanding such prohibition;

(iv) any “intent-to-use” application for registration of a trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing and acceptance of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law;

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(v) “margin stock” (within the meaning of Regulation U) and pledges and security interests of any asset (other than any Capital Stock of a non-Wholly-Owned Domestic Subsidiary acquired or formed following the Amendment No. 3 Effective Date) prohibited by any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries or agreements with Governmental Authorities or which would require an order, consent, adjudication, approval, license, authorization, or validation of, or exemption by, or other action in respect of any Governmental Authorities (unless it has been obtained), in each case after giving effect to the applicable anti-assignment provisions of the New York UCC;

(vi) any particular asset, if the pledge thereof or the security interest therein would result in material adverse tax consequences to the Loan Parties, taken as a whole, as mutually determined by the Borrower and the Administrative Agent; and

(vii) any property (other than any Capital Stock of a non-Wholly-Owned Domestic Subsidiary acquired or formed following the Amendment No. 3 Effective Date) acquired after the Amendment No. 3 Effective Date that is subject to a Lien permitted under Section 6.15(vii) of the Credit Agreement not incurred in anticipation of the acquisition by the Borrower of such property, to the extent that the granting of the security interest in such property would be prohibited under the terms of the Indebtedness secured by such Lien; provided that the security interest shall attach immediately (A) to any portion of such property that does not result in such prohibition and (B) to such property upon termination of the relevant prohibition.

(d) The last sentence of Article II of the Borrower Security Agreement is hereby amended and restated in its entirety to read as follows:

Notwithstanding any of the other provisions set forth in this Article II, this Security Agreement shall not constitute a grant of a security interest in (and the term “Collateral” shall not include) any Excluded Assets.

3. Amendments to Subsidiary Security Agreement. Upon the Amendment No. 3 Effective Date, the Subsidiary Security Agreement is hereby amended as follows:

(a) The proviso at the end of the definition of “Pledged Shares” set forth in Section 1.3 of the Subsidiary Security Agreement is hereby amended and restated in its entirety to read as follows:

; provided, however, if any Pledged Issuer is a Foreign Subsidiary and the pledge of 100% of the voting Capital Stock of such Pledge Issuer could reasonably be expected to cause adverse tax consequences (other than de minimis adverse tax consequences) to a Grantor or such Foreign Subsidiary (as determined by such Grantor in consultation with the Agent), then the security interest granted by such Grantor with respect to such Capital Stock shall be limited to 65% of the voting Capital Stock of such Pledged Issuer (and, for the avoidance of doubt, 100% of the non-voting Capital Stock).

(b) The definition of “Secured Obligations” set forth in Section 1.3 of the Subsidiary Security Agreement is hereby amended and restated in its entirety to read as follows:

“Secured Obligations” means, subject to Section 21 of the Guaranty, the Obligations and Rate Management Obligations owed to one or more of the Lenders (including Lenders that have ceased to be a party to the Credit Agreement) or their Affiliates and all obligations in respect of overdrafts and related liabilities owed to one or

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more of the Lenders (including Lenders that have ceased to be a party to the Credit Agreement) or their Affiliates arising from treasury, depositary, cash management and merchant processing services or in connection with any automated clearinghouse transfer of funds; provided that (i) at or prior to the time that any transaction establishing a Rate Management Obligation or treasury, depositary, cash management or merchant processing services or automated clearinghouse transfer of funds is consummated, the Lender (other than JPMCB) party thereto or its Affiliate party thereto shall have delivered written notice to the Agent that such a transaction has been entered into and that it constitutes a Secured Obligation entitled to the benefits of the Collateral Documents and (ii) each “Secured Obligation” under the Existing Subsidiary Security Agreement shall constitute a “Secured Obligation” hereunder.”

(c) Section 1.3 of the Subsidiary Security Agreement is hereby amended by adding the following new definition therein in the proper alphabetical order:

“Excluded Assets” means, collectively:

(i) (A) any leasehold interest (including any ground lease interest) in real property and (B) any fee interest in owned real property;

(ii) any Excluded Stock and Unrestricted Subsidiary Stock;

(iii) any asset (other than any Capital Stock of a non-Wholly-Owned Domestic Subsidiary acquired or formed following the Amendment No. 3 Effective Date) subject to a purchase money security interest, capital lease obligation or similar arrangement or any lease, license, franchise, charter, authorization, contract or agreement to which any Guarantor is a party, together with any rights or interest thereunder, in each case, if and to the extent security interests therein (A) are prohibited by or in violation of any applicable law or regulation, (B) require any governmental consent or other action by a Person (other than by a Credit Party or any Subsidiary thereof) that has not been obtained or (C) would violate or invalidate such lease, license, franchise, charter, authorization, contract, agreement or purchase money security interest or similar arrangement or create a right of termination in favor of any other party thereto (other than the Borrower or any Subsidiary thereof), in each case, after giving effect to the applicable anti-assignment provisions of the New York UCC, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the New York UCC notwithstanding such prohibition;

(iv) any “intent-to-use” application for registration of a trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing and acceptance of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law;

(v) “margin stock” (within the meaning of Regulation U) and pledges and security interests of any asset (other than any Capital Stock of a non-Wholly-Owned Domestic Subsidiary acquired or formed following the Amendment No. 3 Effective Date) prohibited by any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on any Guarantor or any of its Subsidiaries or agreements with Governmental Authorities or which would require an order, consent, adjudication, approval, license, authorization, or validation of, or exemption by, or other action in respect of any Governmental Authorities (unless it has been obtained), in each case after giving effect to the applicable anti-assignment provisions of the New York UCC;

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(vi) any particular asset, if the pledge thereof or the security interest therein would result in material adverse tax consequences to the Loan Parties, taken as a whole, as mutually determined by the Borrower and the Administrative Agent; and

(vii) any property acquired after the Amendment No. 3 Effective Date (other than any Capital Stock of a non-Wholly-Owned Domestic Subsidiary acquired or formed following the Amendment No. 3 Effective Date) that is subject to a Lien permitted under Section 6.15(vii) of the Credit Agreement not incurred in anticipation of the acquisition by the applicable Guarantor of such property, to the extent that the granting of the security interest in such property would be prohibited under the terms of the Indebtedness secured by such Lien; provided that the security interest shall attach immediately (A) to any portion of such property that does not result in such prohibition and (B) to such property upon termination of the relevant prohibition.

(d) The last sentence of Article II of the Subsidiary Security Agreement is hereby amended and restated in its entirety to read as follows:

Notwithstanding any of the other provisions set forth in this Article II, this Subsidiary Security Agreement shall not constitute a grant of a security interest in (and the term “Collateral” shall not include) any Excluded Assets.

4. Representations and Warranties of the Borrower and Guarantors. The Borrower and each Guarantor represents, warrants and certifies that:

(a) at the time of and immediately after giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement and the Security Agreements (treating this Amendment as a Loan Document for purposes thereof) is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date;

(b) at the time of and immediately after giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing; and

(c) the Specified Preferred Equity does not constitute Disqualified Capital Stock.

5. Conditions to Effectiveness. Upon satisfaction of each of the following conditions, this Amendment shall be deemed effective as of the date hereof (the “Amendment No. 3 Effective Date”):

(a) receipt by the Administrative Agent of:

•	duly executed counterparts to this Amendment from the Borrower, each Guarantor, the Administrative Agent and each of the Required Lenders;

•	a certificate of good standing, certified by the appropriate governmental officer in its respective jurisdiction of incorporation for the Borrower and each Guarantor; and

•

a certificate, signed by an Authorized Officer of the Borrower, (x) certifying to compliance with the representations and warranties set forth in Section 4 above as of the Amendment No. 3 Effective Date and (y) attaching a true, correct and complete copy of the fully executed Specified Preferred Equity Agreement;

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(b) Liquidity of the Borrower and its Subsidiaries, as of the Amendment No. 3 Effective Date, shall not be less than $125,000,000, as demonstrated in a compliance certificate, substantially in the form of Exhibit F to the Credit Agreement, signed by a senior officer of the Borrower and delivered to the Administrative Agent;

(c) (i) the Borrower shall have received at least $135,000,000 of gross cash proceeds from the issuance of the Specified Preferred Equity pursuant to, and in accordance with, the Specified Preferred Equity Agreement and (ii) upon the receipt thereof, the Borrower shall repay the outstanding Revolving Loans in an amount equal to the lesser of (x) the Borrower’s and its Subsidiaries’ Excess Cash (calculated immediately after giving effect to the receipt of the Net Cash Proceeds from the Specified Preferred Equity) and (y) the amount of the Lenders’ Excess Revolving Credit Exposure as of the date hereof;

(d) the representations and warranties set forth in Section 4 hereof are true and correct; and

(e) payment and/or reimbursement (i) to the Administrative Agent (or its Affiliates), for its own account and for the benefit of the Lenders signatory hereto, as applicable, of all fees owing pursuant to any separate fee letter arrangements entered into between the Borrower and the Administrative Agent (or its Affiliates) in connection herewith and (ii) without duplication of the foregoing, to the Administrative Agent of all reasonable and documented out-of-pocket fees and expenses (including, to the extent invoiced prior to the date hereof, the reasonable fees and expenses of counsel for the Administrative Agent) incurred in connection with this Amendment.

6. Reference to and Effect Upon the Loan Documents.

(a) Except as specifically amended, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c) This Amendment shall be deemed a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents.

7. Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.6 of the Credit Agreement to reimburse the Administrative Agent for all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys’ fees and time charges of attorneys for the Administrative Agent with respect thereto.

8. Reaffirmation. Each of the Credit Parties party hereto (a) acknowledges and agrees that all of such Credit Party’s obligations under the Collateral Documents and the other Loan Documents (in each case, as amended hereby) to which it is a party are reaffirmed and remain in full force and effect on a continuous basis as amended by this Amendment, (b) reaffirms each lien and security interest granted by it to the Administrative Agent for the benefit of the Administrative Agent, the Lenders and their respective

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Affiliates to secure the Secured Obligations (as defined in the Security Agreements) and any guaranties of the Secured Obligations made by it pursuant to the Guaranty or any other Loan Document and (c) acknowledges and agrees that the grants of liens and security interests by and the guaranties of the Credit Parties contained in the Credit Agreement, the Collateral Documents and the other Loan Documents are, and shall remain, in full force and effect after giving effect to this Amendment and the transactions contemplated hereby.

9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

11. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act.

12. Release of Claims. The Borrower and each Guarantor hereby releases, remises, acquits and forever discharges each Lender, the Administrative Agent and each LC Issuer and each of their respective agents, representatives, officers, directors, advisors, employees, subsidiaries, controlled affiliates, successors and permitted assigns (each, a “Released Party” and collectively, the “Released Parties”), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any manner of things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, arising out of any or in any way connected to this Amendment, the Credit Agreement or the other Loan Documents (each, a “Released Matter” and collectively, the “Released Matters”). The Borrower and each Guarantor each hereby acknowledges that, except as set forth in the preceding sentence, the agreements in this Section 12 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. The Borrower and each Guarantor each hereby represents and warrants to each Lender, the Administrative Agent and each LC Issuer that it has not purported to transfer, assign or otherwise convey any right, title or interest of the Borrower or any Guarantor in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

THE BORROWER AND EACH GUARANTOR AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED, WAIVED AND DISCHARGED BY THIS AGREEMENT. THE BORROWER AND EACH GUARANTOR HEREBY

7

WAIVES AND RELINQUISHES ALL RIGHTS AND BENEFITS WHICH IT MIGHT OTHERWISE HAVE UNDER ANY CIVIL CODE OR ANY SIMILAR LAW, TO THE EXTENT SUCH LAW MAY BE APPLICABLE, WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS. TO THE EXTENT THAT SUCH LAWS MAY BE APPLICABLE, THE BORROWER AND EACH GUARANTOR WAIVES AND RELEASES ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OR ANY APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF THEIR WAIVERS OR RELEASES HEREUNDER.

(signature pages to follow)

8

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

VIAD CORP, as the Borrower

By:	/s/ Ellen M. Ingersoll
Name:	Ellen M. Ingersoll
Its:	Chief Financial Officer

By:	/s/ Elyse A. Newman
Name:	Elyse A. Newman
Its:	Treasurer

GLOBAL EXPERIENCE SPECIALISTS, INC., as a Guarantor

By:	/s/ Ellen M. Ingersoll
Name:	Ellen M. Ingersoll
Its:	Vice President

By:	/s/ Elyse A. Newman
Name:	Elyse A. Newman
Its:	Treasurer

GES EVENT INTELLIGENCE SERVICES, INC., as a Guarantor

By:	/s/ Ellen M. Ingersoll
Name:	Ellen M. Ingersoll
Its:	Vice President

By:	/s/ Elyse A. Newman
Name:	Elyse A. Newman
Its:	Treasurer

[Signature Page to Amendment]

CATC ALASKA TOURISM CORPORATION, as a Guarantor

By:	/s/ Ellen M. Ingersoll
Name:	Ellen M. Ingersoll
Its:	Vice President

By:	/s/ Elyse A. Newman
Name:	Elyse A. Newman
Its:	Treasurer

ON SERVICES – AV SPECIALISTS, INC., as a Guarantor

By:	/s/ Ellen M. Ingersoll
Name:	Ellen M. Ingersoll
Its:	Vice President

By:	/s/ Elyse A. Newman
Name:	Elyse A. Newman
Its:	Treasurer

[Signature Page to Amendment]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Lynn Braun
Name:	Lynn Braun
Its:	Executive Director

[Signature Page to Amendment]

TRUIST BANK, as successor by merger to SunTrust Bank

By:	/s/ Juan De Jesus-Caballero
Name:	Juan De Jesus-Caballero
Its:	Senior Vice President

[Signature Page to Amendment]

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Tanille Ingle
Name:	Tanille Ingle
Its:	Assistant Vice President

[Signature Page to Amendment]

BOKF, NA dba BOK Financial

By:	/s/ Christine A. Nowaczyk
Name:	Christine A. Nowaczyk
Its:	Senior Vice President

[Signature Page to Amendment]

BANK OF AMERICA, N.A.

By:	/s/ Alain Pelanne
Name:	Alain Pelanne
Its:	Vice President

[Signature Page to Amendment]

BMO HARRIS BANK N.A.

By:	/s/ Patrick Epum
Name:	Patrick Epum
Its:	Director

[Signature Page to Amendment]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Christopher D. Zumberge
Name:	Christopher D. Zumberge
Its:	Senior Vice President

[Signature Page to Amendment]

EXHIBIT A

AMENDED CREDIT AGREEMENT

(ATTACHED)

Execution Version

Exhibit ~~B~~A to Amendment No. ~~2~~3

$450,000,000

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF OCTOBER 24, 2018

AMONG

VIAD CORP,

THE LENDERS,

JPMORGAN CHASE BANK, N.A.,

AS ADMINISTRATIVE AGENT

AND

BANK OF AMERICA, N.A., KEYBANK NATIONAL ASSOCIATION, U.S. BANK

NATIONAL ASSOCIATION, WELLS FARGO BANK, N.A. AND BMO HARRIS BANK,

N.A.

AS CO-SYNDICATION AGENTS

JPMORGAN CHASE BANK, N.A.,

AS SOLE LEAD ARRANGER AND SOLE BOOKRUNNER

TABLE OF CONTENTS

Page
ARTICLE I DEFINITIONS, ETC.		1

1.1	Definitions	1
1.2	Classification of Loans and Advances	~~26~~29
1.3	Terms Generally	~~26~~29
1.4	Foreign Currency Calculations	~~27~~29
1.5	Interest Rates	~~27~~29

ARTICLE II THE CREDITS		~~27~~30

2.1	Commitments	~~27~~30
2.2	Required Payments	~~27~~30
2.3	Ratable Loans	~~28~~31
2.4	Types of Advances	~~28~~31
2.5	Swingline Loans	~~28~~32
2.6	Commitment Fee; Reductions and Increases in Commitments and Loans	~~30~~33
2.7	Minimum Amount of Each Advance	~~31~~35
2.8	Optional Principal Payments	~~31~~35
2.9	Method of Selecting Types and Interest Periods for New Advances	~~32~~35
2.10	Conversion and Continuation of Outstanding Advances	~~32~~36
2.11	Changes in Interest Rate, etc	~~33~~36
2.12	Rates Applicable After Default	~~33~~37
2.13	Method of Payment	~~34~~37
2.14	Noteless Agreement; Evidence of Indebtedness	~~34~~38
2.15	Telephonic Notices	~~35~~38
2.16	Interest Payment Dates; Interest and Fee Basis	~~35~~38
2.17	Notification of Advances, Interest Rates, Prepayments and Commitment Reductions	~~36~~39
2.18	Lending Installations	~~36~~40
2.19	Non-Receipt of Funds by the Administrative Agent	~~36~~40
2.20	Facility LCs	~~37~~40
2.21	Replacement of Lenders	~~42~~45
2.22	Defaulting Lenders	~~42~~45

ARTICLE III INCREASED COSTS; TAXES		~~44~~47

3.1	Increased Costs	~~44~~47
3.2	Availability of Types of Advances	~~45~~49
3.3	Funding Indemnification	~~46~~50
3.4	Taxes	~~47~~50

ARTICLE IV CONDITIONS PRECEDENT		~~51~~54

4.1	Effectiveness and Initial Advance	~~51~~54
4.2	Each Credit Extension	~~53~~56

ARTICLE V REPRESENTATIONS AND WARRANTIES		~~53~~56

5.1	Existence and Standing	~~53~~56
5.2	Authorization and Validity	~~53~~57
5.3	No Conflict; Government Consent	~~54~~57
5.4	Financial Statements	~~54~~57
5.5	Material Adverse Change	~~54~~58
5.6	Taxes	~~54~~58
5.7	Litigation and Contingent Obligations	~~55~~58
5.8	Subsidiaries	~~55~~58
5.9	ERISA	~~55~~58
5.10	Accuracy of Information	~~55~~59
5.11	Regulation U	~~56~~59
5.12	Material Agreements	~~56~~59
5.13	Compliance With Laws	~~56~~59
5.14	Ownership of Properties	~~56~~59
5.15	Plan Assets; Prohibited Transactions	~~56~~59
5.16	Environmental Matters	~~56~~60
5.17	Investment Company Act	~~57~~60
5.18	Insurance	~~57~~60
5.19	Solvency	~~57~~60
5.20	Collateral Documents	~~57~~60
5.21	Subordinated Debt	~~58~~61
5.22	Anti-Corruption Laws and Sanctions	~~58~~61
5.23	EEA Financial Institutions	~~58~~61

ARTICLE VI COVENANTS		~~58~~62

6.1	Financial Reporting	~~58~~62
6.2	Use of Proceeds	~~61~~64
6.3	Notice of Default	~~61~~65
6.4	Conduct of Business	~~61~~65
6.5	Taxes	~~62~~65
6.6	Insurance	~~62~~65
6.7	Compliance with Laws	~~62~~65
6.8	Maintenance of Properties	~~62~~65
6.9	Inspection	~~62~~66
6.10	Restricted Payments	~~62~~66
6.11	Indebtedness	~~63~~67
6.12	Merger	~~64~~68
6.13	Sale of Assets	~~64~~68
6.14	Investments and Acquisitions	~~65~~69
6.15	Liens	~~66~~71
6.16	Affiliates	~~67~~72
6.17	Amendments to Agreements	~~67~~72
6.18	Contingent Obligations	~~67~~72
6.19	Financial Contracts	~~67~~72
6.20	Inconsistent Agreements	~~67~~72
6.21	Subsidiary Guaranties and Personal Property Pledges	~~68~~73
6.22	Subsidiary Stock Pledge	~~68~~73

- ii -

6.23	Financial Covenants	~~69~~74
6.24	Deposit and Investment Accounts.	75
6.25	Post-Amendment No. 3 Effective Date Conditions.	76

ARTICLE VII DEFAULTS		~~69~~76

ARTICLE VIII ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES		~~72~~79

8.1	Acceleration; Facility LC Collateral Account	~~72~~79
8.2	Amendments	~~73~~80
8.3	Preservation of Rights	~~74~~81

ARTICLE IX GENERAL PROVISIONS		~~75~~81

9.1	Survival of Representations	~~75~~81
9.2	Governmental Regulation	~~75~~81
9.3	Headings	~~75~~82
9.4	Entire Agreement	~~75~~82
9.5	Several Obligations; Benefits of this Agreement	~~75~~82
9.6	Expenses; Indemnification	~~75~~82
9.7	Numbers of Documents	~~76~~83
9.8	Accounting	~~76~~83
9.9	Severability of Provisions	~~77~~84
9.10	Nonliability of Lenders	~~77~~84
9.11	Confidentiality	~~78~~85
9.12	Nonreliance	~~79~~86
9.13	Disclosure	~~79~~86
9.14	USA PATRIOT Act	~~79~~86
9.15	Conversion of Currencies	~~80~~86
9.16	Amendment and Restatement	~~80~~87
9.17	Applicable Lending Installations	~~81~~88
9.18	Interest Rate Limitation	~~81~~88
9.19	Acknowledgement and Consent to Bail-In of Affected Financial Institutions	~~81~~88
9.20	Acknowledgement Regarding Any Supported QFCs	~~82~~89

ARTICLE X THE ADMINISTRATIVE AGENT		~~83~~90

10.1	Appointment	~~83~~90
10.2	Rights and Power	~~83~~90
10.3	Exculpatory Provisions	~~83~~90
10.4	Administrative Agent Reliance	~~84~~90
10.5	Delegation of Duties	~~84~~91
10.6	Resignation	~~84~~91
10.7	Lender Non-Reliance	~~84~~91
10.8	Other Titles	~~85~~92
10.9	Administrative Agent and Arranger Fees	~~85~~92
10.10	Execution of Collateral Documents	~~85~~92
10.11	Collateral Releases	~~85~~92
10.12	Certain ERISA Matters	~~85~~92

- iii -

ARTICLE XI SETOFF; RATABLE PAYMENTS		~~88~~95

11.1	Setoff	~~88~~95
11.2	Ratable Payments	~~88~~95

ARTICLE XII BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS		~~88~~96

12.1	Successors and Assigns	~~88~~96
12.2	Dissemination of Information	~~93~~100

ARTICLE XIII NOTICES		~~93~~100

13.1	Notices; Electronic Communication	~~93~~100

ARTICLE XIV COUNTERPARTS; INTEGRATION; EFFECTIVENESS; ELECTRONIC EXECUTION		~~95~~102

14.1	Counterparts; Effectiveness	~~95~~102
14.2	Electronic Execution	~~95~~102

ARTICLE XV CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL		~~95~~103

15.1	Governing Law; Jurisdiction; Consent to Service of Process	~~95~~103
15.2	WAIVER OF JURY TRIAL	~~96~~104

Exhibit A	Form of Note
Exhibit B	Compliance Certificate
Exhibit C	Subordination Terms
Exhibit D	Form of Assignment and Assumption Agreement
Exhibit E	Form of U.S. Tax Certificate
Exhibit F	Liquidity Compliance Certificate

Pricing Schedule
Commitment Schedule
Schedule 2.20.1	Existing Letters of Credit
Schedule 5.8	Subsidiaries
Schedule 5.14	Ownership of Properties
Schedule 5.18	Insurance
Schedule 5.20	Collateral
Schedule 6.11	Indebtedness
Schedule 6.14	Investments
Schedule 6.15	Liens

- iv -

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amended and Restated Credit Agreement, dated as of October 24, 2018, is among Viad Corp, a Delaware corporation, the Lenders and JPMorgan Chase Bank, N.A., a national banking association, as LC Issuer, as Swingline Lender and as Administrative Agent.

RECITALS

A. The Borrower, the Administrative Agent, the financial institutions designated as existing lenders on the Commitment Schedule (“Existing Lenders”) are party to that certain Amended and Restated Credit Agreement, dated as of December 22, 2014 (as amended up to but not including the date hereof, the “Existing Credit Agreement”).

B. The Borrower, the Administrative Agent, the Existing Lenders and certain additional financial institutions wish to amend and restate the Existing Credit Agreement on the terms and conditions set forth below to, among other things, extend the Facility Termination Date, increase and reallocate the Revolving Commitments and modify various covenants and pricing terms.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Existing Credit Agreement is amended and restated in its entirety as follows:

ARTICLE I

DEFINITIONS, ETC.

As used in this Agreement:

1.1 Definitions.

“Acquired Company” is defined in Section 6.14.

“Acquisition” means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

“Administrative Agent” means JPMCB in its capacity as administrative agent of the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article X.

“Amendment No. 2 Effective Date” means May 8, 2020.

“Amendment No. 3” means that certain Amendment No. 3 to Second Amended and Restated Credit Agreement and Amendment No. 1 to Security Agreements, dated as of the Amendment No. 3 Effective Date, by and among the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent.

“Amendment No. 3 Effective Date” means August 5, 2020.

“Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to the Borrower or any of its Affiliates from time to time concerning or relating to bribery or corruption.

“Applicable Fee Rate” means, at any time, the percentage rate per annum at which commitment fees are accruing on the unused portion of the Aggregate Revolving Commitment at such time as set forth in the Pricing Schedule.

“Applicable Margin” means, with respect to Advances of any Type at any time, the percentage rate per annum which is applicable at such time with respect to Advances of such Type as set forth in the Pricing Schedule.

“Approved Fund” is defined in Section 12.1(ii).

“Arranger” means JPMCB and its successors, in its capacities as Sole Lead Arranger and Sole Bookrunner.

“Article” means an article of this Agreement unless another document is specifically referenced.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 12.1) and accepted by the Administrative Agent, in the form of Exhibit D or any other form (including electronic records generated by the use of an electronic platform) approved by the Administrative Agent.

“Authorized Officer” means any of the Chief Executive Officer, President, Chief Financial Officer or Treasurer of the Borrower, acting singly.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“BHC Act Affiliate” of a party means an “affiliate~~’~~” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Blitz Entities” means Blitz Communications Group Limited, Telecast Communications (Audio Visual) Limited and Blitz Communications Limited.

“Blitz Liquidation” means the filing for administration, liquidation or such other insolvency process of the Blitz Entities under, and in accordance with, the laws of the United Kingdom.

“Borrower” means Viad Corp, a Delaware corporation, and its successors and assigns.

“Borrowing Date” means a date on which an Advance is made hereunder.

“Borrowing Notice” is defined in Section 2.9.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, (i) when used in connection with a Eurocurrency Loan, the term “Business Day” shall also exclude any day on which banks are generally not open in London for the conduct of substantially all of their commercial lending activities, (ii) when used in connection with a Eurocurrency Loans denominated in Canadian Dollars, shall also exclude any day on which banks are not open for foreign exchange business in Toronto, Canada and (iii) when used in connection with a borrowing, drawing, payment, reimbursement or rate selection denominated in Euro, the term “Business Day” shall also exclude any day on which the TARGET2 payment system is not open for the settlement of payments in Euro.

~~“Capital Expenditures” means, without duplication, any expenditures for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP excluding (i) the cost of assets acquired with Capitalized Lease Obligations, (ii) expenditures of insurance proceeds to rebuild or replace any asset after a casualty or condemnation loss and (iii) leasehold improvement expenditures for which the Borrower or a Subsidiary is reimbursed promptly by the lessor.~~

“Capitalized Lease” of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP (provided that with respect to the accounting for leases as either operating leases or capital leases and the impact of such accounting on the definitions and covenants herein, GAAP as in effect on the Effective Date shall be applied).

“Capitalized Lease Obligations” of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person other than a corporation and any and all warrants, rights or options to purchase any of the foregoing.

“Cash Equivalent Investments” means (i) demand deposit and savings accounts maintained in the ordinary course of business; (ii) marketable direct obligations issued or unconditionally guaranteed by the United States or Canadian government and backed by the full faith and credit of the United States or Canadian government; (iii) certificates of deposit, time deposits, bankers’ acceptances and floating rate certificates of deposit issued by commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000; (iv) commercial paper rated A-2 or better by S&P or P-2 or better by Moody’s; (v) shares of money market, mutual or similar funds having assets in excess of $100,000,000 and at least 95% of the investments of which are limited to investment grade securities (i.e., securities rated at least Baa by Moody’s or at least BBB by S&P); (vi) repurchase obligations of any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies having a term not more than thirty (30) days, with respect to securities issued or fully guaranteed or insured by the United States or Canadian government and (vii) such other comparable investments as may be approved by the Administrative Agent from time to time; provided in the case of each of clauses (ii) through (vi) above the same provides for payment of both principal and interest (and not principal alone or interest alone) and is not subject to any contingency regarding the payment of principal or interest. The maturity of Cash Equivalent Investments described in clauses (ii) through (v) above shall not exceed 365 days.

“CDOR Screen Rate” means for the relevant Interest Period, the Canadian deposit offered rate which, in turn means on any day the annual rate of interest determined with reference to the arithmetic average of the discount rate quotations of all institutions listed in respect of the relevant Interest Period for Canadian Dollar-denominated bankers’ acceptances displayed and identified as such on the “Reuters Screen CDOR Page” as defined in the International Swap Dealer Association, Inc. definitions, as modified and amended from time to time, as of 10:00 a.m. Toronto local time on the first day of such Interest Period and, if such day is not a Business Day, then on the immediately preceding Business Day (as adjusted by Administrative Agent after 10:00 a.m. Toronto local time to reflect any error in the posted rate of interest or in the posted average annual rate of interest). If the CDOR Screen Rate shall be less than 1.00%, the CDOR Screen Rate shall be deemed to be 1.00% for purposes of this Agreement.

“Change in Control” means the acquisition by any Person, or two or more Persons acting in concert (in either case, other than the Specified Permitted Holders), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of voting stock of the Borrower.

“Class” when used in reference to any Loan or Advance, refers to whether such Loan, or the Loans comprising such Advance, are Revolving Loans or Swingline Loans.

“Change in Law” means the occurrence after the date of this Agreement (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement) of (i) the adoption of or taking effect of any law, rule, regulation or treaty, (ii) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (iii) compliance by any Lender or the LC Issuer (or, for purposes of Section ~~2.15~~3.1(~~b~~ii ), by any lending office of such Lender or by such Lender’s or the LC Issuer’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that, notwithstanding anything herein to the contrary, (A) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, or directives thereunder or issued in connection therewith or in the implementation thereof and (B) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall, in each case, be deemed to be a “Change in Law,” regardless of the date enacted, adopted, issued or implemented.

“Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

“Collateral” collectively refers to the term “Collateral” as defined in the Security Agreement and the Subsidiary Security Agreement.

“Collateral Documents” means, collectively, the Guaranty, the Security Agreement, the Subsidiary Security Agreement, any intellectual property assignments and all other security documents hereafter delivered to the Administrative Agent granting a Lien or purporting to grant a Lien on any property of any Person to secure the obligations and liabilities of the Borrower or any of its Subsidiaries under any Loan Document.

“Collateral Shortfall Amount” is defined in Section 8.1.

“Commitment” means a Revolving Commitment.

“Commitment Schedule” means the Schedule attached hereto identified as such.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

~~“Consolidated Capital Expenditures” means, with reference to any period, the Capital Expenditures of the Borrower and its Subsidiaries (exclusive of any Capital Expenditures in respect of assets acquired in an acquisition permitted by Section 6.14(v)) calculated on a consolidated basis for such period.~~

“Consolidated EBITDA” means Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income and without duplication, (i) Consolidated Interest Expense, (ii) expense for income taxes, (iii) depreciation, (iv) amortization, (v) extraordinary or non-recurring losses, (vi) restructuring expenses not to exceed $10,000,000 during any twelve month period, and $30,000,000 in the aggregate for all such computation periods ending after the date hereof and before the Facility Termination Date, (vii) non-cash losses, (viii) goodwill impairment losses, (ix) any Stock Compensation Expense and (x) non-cash income attributable to non-controlling interests, minus, to the extent included in Consolidated Net Income, (i) extraordinary or non-recurring gains realized other than in the ordinary course of business, (ii) non-cash gains, (iii) non-cash losses attributable to non-controlling interests and (iv) cash dividends paid in respect of non-controlling interests, all calculated for the Borrower and its Subsidiaries on a consolidated basis. For any computation period during which (i) an Acquired Company is acquired or (ii) a Disposed Company is sold, Consolidated EBITDA shall be calculated on a pro forma basis as if such Acquired Company or Disposed Company, as the case may be, had been acquired (and any related Indebtedness incurred) or sold (and any related Indebtedness disposed of), as the case may be, on the first day of such computation period.

“Consolidated Indebtedness” means at any time the Indebtedness of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time.

“Consolidated Interest Expense” means, with reference to any period, the interest expense of the Borrower and its Subsidiaries calculated on a consolidated basis for such period. For any computation period during which an Acquired Company is acquired, Consolidated Interest Expenses shall be calculated on a pro forma basis as if any Indebtedness incurred in connection with the acquisition of such Acquired Company had been incurred on the first day of such computation period.

“Consolidated Net Income” means, with reference to any period, the net income (or loss) of the Borrower and its Subsidiaries calculated on a consolidated basis for such period.

~~“Consolidated Rentals” means, with reference to any period, the Rentals of the Borrower and its Subsidiaries calculated on a consolidated basis for such period.~~

“Consolidated Total Assets” means, as of any date of determination, the total of all assets which would appear on a consolidated balance sheet of the Borrower and its Subsidiaries prepared as of such date in accordance with GAAP (with inventory being valued at the lower of cost or market).

“Contingent Obligation” of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any operating agreement, take-or-pay contract or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership.

“Controlled Group” means all members of a controlled group of corporations or other business entities and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

“Conversion/Continuation Notice” is defined in Section 2.10.

“Covenant Waiver Period” means the period commencing on the Amendment No. 2 Effective Date and continuing until the earlier of (a) the first Business Day after the Administrative Agent receives the quarterly financial statements and the related compliance certificate required to be delivered pursuant to Sections 6.1(ii)(A) and (iv), respectively, with respect to the fiscal quarter ending September 30, ~~2020~~2022 and (b) the first Business Day after the Administrative Agent receives written notice from the Borrower electing to terminate the Covenant Waiver Period; provided, that such election shall be effective only if, prior to the delivery of such notice, the Administrative Agent shall have received financial statements and a related compliance certificate pursuant to Sections 6.1(i) or (ii)(A) and (iv), as applicable, with respect to a fiscal quarter ending on or after September 30, 2020 demonstrating a Leverage Ratio equal to or less than 4.00 to 1.00 for the most recently ended four fiscal quarter period.

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

Interest Period multiplied by (b) the Statutory Reserve Rate (rounded upwards, if necessary, to the next 1/16 of 1%) plus (ii) the Applicable Margin.

“Excess Cash” means, at any time, the amount by which (a) the aggregate amount of all cash and Cash Equivalent Investments held or owned by (either directly or indirectly), or credited to the account of, the Borrower and its Subsidiaries and maintained in deposit, securities, investment and/or other accounts (other than Excluded Cash) exceeds (b) $200,000,000.

“Excess Revolving Credit Exposure” means, at any time, the amount by which the Aggregate Outstanding Revolving Credit Exposure exceeds $200,000,000.

“Excluded Cash” means any cash and Cash Equivalent Investments that are restricted from payment to the Administrative Agent or the Lenders in satisfaction of the Obligations in any manner or are otherwise not readily available to the Credit Parties in cash (including any amounts held by a Subsidiary that is not a Credit Party which may not be dividended, loaned or otherwise distributed to the Credit Parties (directly or indirectly) without prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of such Subsidiary’s charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary or its equity holders).

“Exchange Rate” means on any day, for purposes of determining the Dollar Equivalent of any currency other than Dollars, the rate at which such currency may be exchanged into Dollars at the time of determination on such day on the Reuters Currency pages, if available, for such currency. In the event that such rate does not appear on any Reuters Currency pages, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower, or, in the absence of such an agreement, such Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its Foreign Currency exchange operations in respect of such currency are then being conducted, at or about such time as the Administrative Agent shall elect after determining that such rates shall be the basis for determining the Exchange Rate, on such date for the purchase of Dollars for delivery two Business Days later; provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.

“Exchange Rate Date” means, if on such date any outstanding Loan or Letter of Credit is (or any Loan or Letter of Credit that has been requested at such time would be) denominated in a currency other than Dollars, each of: (i) the last Business Day of each calendar month, (ii) if ~~an Event of~~a Default has occurred and is continuing, any Business Day designated as an Exchange Rate Date by the Administrative Agent in its sole discretion, and (iii) each date (with such date to be reasonably determined by the Administrative Agent) that is on or about the date of (i) a Borrowing Notice with respect to any Revolving Advance or (ii) each request for the issuance, amendment, renewal or extension of any Letter of Credit or Swingline Loan.

manner as the NYFRB shall set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate, provided that if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Financial Contract” of a Person means (i) any exchange-traded or over-the-counter futures, forward, swap or option contract or other financial instrument with similar characteristics or (ii) any Rate Management Transaction.

“Financial Covenant Default” has the meaning assigned to it in Section 6.23.4.

“Floating Rate” means, for any day, a rate per annum equal to (i) the Alternate Base Rate for such day plus (ii) the Applicable Margin, changing when and as the Alternate Base Rate changes.

“Floating Rate Advance” means an Advance which, except as otherwise provided in Section 2.11, bears interest at the Floating Rate.

“Floating Rate Loan” means a Loan which, except as otherwise provided in Section 2.11, bears interest at the Floating Rate.

“Flyover Iceland Indebtedness” means secured Indebtedness incurred pursuant to the Flyover Iceland Loan Agreement.

“Flyover Iceland Loan Agreement” means the Loan Agreement, dated as of February 15, 2019, between Arion Bank Hf., as lender, and Flyover Iceland Ehf., as borrower, as modified by the Addendum to Loan Agreement, dated as of May 14, 2020, between Arion Bank Hf. And Flyover Iceland Ehf., and as such agreement may be further amended, supplemented or otherwise modified from time to time in a manner that does not materially adversely affect the Lenders.

“Foreign Currency” means Euros, Sterling, Canadian Dollars and any other currency consented to by the Administrative Agent and each of the Lenders that is freely available, freely transferable and freely convertible into Dollars and in which dealings in deposits are carried on in the London interbank market or other interbank market acceptable to the Administrative Agent and all the Lenders.

“Foreign Subsidiary” means any Subsidiary of the Borrower that is not a Domestic Subsidiary.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States, applied in a manner consistent with that used in preparing the financial statements referred to in Section 5.4; provided, however, that, except as provided in Section 9.8, with respect to the calculation of financial ratios and other financial tests required by this Agreement, GAAP means generally accepted accounting principles as in effect from time to time

“Ineligible Institution” has the meaning assigned to it in Section 12.1(ii)(B).

“Interest Period” means, with respect to a Eurocurrency Advance, a period of one, two, three or six months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Interest Period shall end on the day which corresponds numerically to such date one, two, three or six months thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available for the applicable currency) that is shorter than the Impacted Interest Period; and (b) the LIBO Screen Rate for the shortest period (for which that LIBO Screen Rate is available for the applicable currency) that exceeds the Impacted Interest Period, in each case, at such time.

“Investment” of a Person means any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses and similar items arising in the ordinary course of business and other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade) or contribution of capital by such Person; stocks, bonds, mutual funds, partnership interests, notes, debentures or other securities owned by such Person; any deposit accounts and certificate of deposit owned by such Person; and structured notes, derivative financial instruments and other similar instruments or contracts owned by such Person.

“IRS” means the United States Internal Revenue Service.

“JPMCB” means JPMorgan Chase Bank, N.A., a national banking association, in its individual capacity, and its successors.

“LC Disbursement” means a payment made by the LC Issuer pursuant to a Facility LC.

“LC Exposure” means, at any time, the sum of (i) the aggregate undrawn amount of all outstanding Facility LCs at such time plus (ii) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Pro Rata Share of the total LC Exposure at such time.

“LC Fee” is defined in Section 2.20.4.

“LC Issuer” means JPMCB (or any subsidiary or affiliate of JPMCB designated by JPMCB) in its capacity as issuer of Facility LCs hereunder.

“LC Obligations” means, at any time, the sum, without duplication, of (i) the aggregate undrawn stated amount under all Facility LCs outstanding at such time plus (ii) the aggregate unpaid amount at such time of all Reimbursement Obligations.

“LC Payment Date” is defined in Section 2.20.5.

“Lender Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.

“Lender Party” means the Administrative Agent, the LC Issuer, the Swingline Lender and each other Lender.

“Lenders” means the lending institutions listed on the signature pages of this Agreement, any Person becoming a lender hereunder pursuant to Section 2.6.3 and their respective successors and assigns. Unless otherwise specified, the term “Lenders” includes JPMCB in its capacity as Swingline Lender.

“Lending Installation” means, with respect to a Lender or the Administrative Agent, the office, branch, subsidiary or affiliate of such Lender or the Administrative Agent listed on the signature pages hereof or on a Schedule or otherwise selected by such Lender or the Administrative Agent pursuant to Section 2.18.

“Letter of Credit” of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

“Leverage Ratio” means, as of any date of calculation, the ratio of (i) Consolidated Indebtedness outstanding on such date to (ii) Consolidated EBITDA for the Borrower’s then most-recently ended four fiscal quarters (or in the case of a calculation of the Leverage Ratio pursuant to Section 6.10 or 6.14(v) for the Borrower’s then most recently ended four fiscal quarters for which financial statements are available).

“LIBO Screen Rate” means, for any day and time, with respect to any ~~Eurodollar~~Eurocurrency Advance for any applicable currency and for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for the relevant currency for a period equal in length to such Interest Period as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion); provided that if the LIBO Screen Rate as so determined would be less than 1.00%, such rate shall be deemed to be 1.00% for the purposes of this Agreement.

“Lien” means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

“Liquidity” means, as of any date of measurement thereof, an amount equal to the sum of (i) the aggregate amount of all cash and Cash Equivalent Investments ~~maintained~~held or owned by (either directly or indirectly), or credited to the account of, the Borrower and its Subsidiaries and maintained in deposit, securities, investment and/or other accounts on such date, but excluding therefrom any ~~cash and~~Excluded Cash ~~Equivalent Investments that are restricted from payment to the Administrative Agent or the Lenders in satisfaction of the Obligations in any manner or are otherwise not readily available to the Credit Parties in cash (including any amounts held by a Subsidiary that is not a Credit Party which may not be dividended, loaned or otherwise distributed to the Credit Parties (directly or indirectly) without prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of such Subsidiary’s charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary or its equity holders)~~ plus (ii) the amount by which the Aggregate Revolving Commitment exceeds the ~~aggregate~~Aggregate Outstanding Revolving Credit Exposure ~~of all of the Lenders on such date~~.

“Loan” means a Revolving Loan or a Swingline Loan.

“Loan Documents” means this Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, each promissory note, if any, delivered pursuant to Section 2.14, the Collateral Documents, each amendment or waiver hereof or hereunder and each other document or agreement executed and delivered from time to time by any Credit Party in connection with or pursuant to the terms of this Agreement or any other Credit Document.

“Material Account” means any deposit account or securities account other than (a) any deposit account exclusively used for payroll, taxes, escrow, employee benefits or other fiduciary purposes, (b) any deposit account that is a zero dollar balance account that is, by its terms, swept at least once every two (2) Business Days and (c) any individual deposit account or securities account containing not more than $500,000 or $1,000,000 in the aggregate for all such deposit accounts and securities accounts under this clause (c).

“Material Adverse Effect” means a material adverse effect on (i) the business, Property, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower to perform its obligations under the Loan Documents to which it is a party in any material respect, or (iii) the enforceability in any material respect of any of the Loan Documents or the material rights or remedies of the Administrative Agent or the Lenders thereunder~~.~~ ; provided, however, that solely during and with respect to the Covenant Waiver Period a “Material Adverse Effect” under clause (i) above shall not include any impact of the COVID-19 pandemic that (A) has already occurred or may occur and, in either case, is reflected in (x) the projections distributed to the Lenders in connection with Amendment No. 3 (which included the Borrower’s minimum Liquidity covenant projections, a covenant forecast and a working forecast model), (y) the lender presentations distributed to the Lenders in connection with Amendment No. 3 or (z) the Borrower’s public statements relating to the COVID-19 pandemic set forth in press releases or publicly filed with the SEC, in each case prior to the Amendment No. 3 Effective Date, or (B) may occur following the Amendment No. 3 Effective Date and could reasonably be expected to occur in light of any event, development or circumstance described in the foregoing clause (A).

“Material Domestic Subsidiary” means a Domestic Subsidiary (other than Glacier Park, Inc. unless and until such time as it becomes a Wholly-Owned Subsidiary) having an amount (a) during the Covenant Waiver Period, in excess of ~~the~~ 10% of Consolidated Total Assets of the Borrower and its Subsidiaries and (b) thereafter, in excess of the lesser of (i) ~~5~~10% of ~~assets (valued at the greater of book or fair market value)~~Consolidated Total Assets of the Borrower and its Subsidiaries ~~on a consolidated basis~~ or (ii) ~~5~~10% of Consolidated Net Income for the preceding four fiscal quarter period, in each case of clauses (a) and (b), determined as of the most recent fiscal quarter end for which financials have been delivered by the Borrower pursuant to Section 6.1.

“Material Foreign Subsidiary” means a Foreign Subsidiary having an amount in excess of the lesser of (i) 5% of assets (valued at the greater of book or fair market value) of the Borrower and its Subsidiaries on a consolidated basis or (ii) 5% of Consolidated Net Income for the preceding four fiscal quarter period, in each case determined as of the most recent fiscal quarter end for which financials have been delivered by the Borrower pursuant to Section 6.1.

“Material Indebtedness” means Indebtedness in an outstanding principal amount of $20,000,000 or more in the aggregate (or the equivalent thereof in any currency other than U.S. dollars).

“Material Indebtedness Agreement” means any agreement under which any Material Indebtedness was created or is governed or which provides for the incurrence of Indebtedness in an amount which would constitute Material Indebtedness (whether or not an amount of Indebtedness constituting Material Indebtedness is outstanding thereunder).

“Material NWO Domestic Subsidiary” means any non-Wholly-Owned Domestic Subsidiary that is a Material Domestic Subsidiary.

“Modify” or “Modification” is defined in Section 2.20.1.

“Moody’s” means Moody’s Investors Service, Inc.

“Multiemployer Plan” means a Plan maintained pursuant to a collective bargaining agreement to which the Borrower or any member of the Controlled Group is a party and to which more than one employer is obligated to make contributions.

~~“Non-Equity Consideration” means, with respect to any Acquisition, consideration paid and debt assumed in consideration thereof exclusive of (i) any common stock of the Borrower included in such consideration and (ii) any cash payments included in such consideration to the extent such cash payments are made from the traceable cash proceeds received from the issuance and sale of the Capital Stock of the Borrower specifically in connection with such Acquisition.~~

“Net Cash Proceeds” means with respect to any lease, sale or other disposition of Property by the Borrower or any of its Subsidiaries, the excess, if any, of (i) the sum of cash and Cash Equivalent Investments received in connection with such transaction (including any cash or Cash Equivalent Investments received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the applicable asset and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents), (B) the reasonable and customary out-of-pocket costs, expenses and fees incurred by the Borrower or such Subsidiary in connection with such transaction, (C) taxes paid or reasonably estimated to be payable by the Borrower or any Subsidiary as a result thereof, (D) the amount of any reasonable reserve established in accordance with GAAP against any liabilities (other than any taxes deducted pursuant to clause (C) above) (x) associated with the assets that are the subject of such event and (y) retained by the Borrower or any Subsidiary and (E) the pro rata portion of the Net Cash Proceeds thereof (calculated without regard to this clause (E)) attributable to minority interests and not available for distribution to or for the account of the Borrower or any Subsidiary as a result thereof.

“Non-U.S. Lender” means a Lender that is not a U.S. Person.

“Note” is defined in Section 2.14(iv).

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, the Borrower arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Borrower or any Affiliate thereof of any proceeding under any debtor relief laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed or allowable claims in such proceeding. Without limiting the foregoing, the Obligations include (a) all Reimbursement Obligations, (b) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, indemnities and other amounts payable by the Borrower under any Loan Document and (c) the obligation of the Borrower to reimburse any amount in respect of any of the foregoing that the Administrative Agent or any Lender, in each case in its sole discretion, may elect to pay or advance on behalf of the Borrower.

“Rate Management Obligations” of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Rate Management Transactions, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Management Transactions.

“Rate Management Transaction” means any transaction (including an agreement with respect thereto) now existing or hereafter entered into by the Borrower or any Subsidiary which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

“Recipient” means, as applicable, (i) the Administrative Agent, (ii) any Lender and (iii) the LC Issuer.

“Register” is defined in Section 12.1(ii)(D).

“Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

“Reimbursement Obligations” means, at any time, the aggregate of all obligations of the Borrower then outstanding under Section 2.20 to reimburse the LC Issuer for amounts paid by the LC Issuer in respect of any one or more drawings under Facility LCs.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

~~“Rentals” of a Person means the aggregate fixed amounts payable by such Person under any Operating Lease.~~

“Reportable Event” means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(c) of the Code.

“Required Contribution Date” has the meaning assigned to it in Section 6.23.4.

“Required Lenders” means (a) at any time prior to the termination or expiration of the Revolving Commitments, Lenders having Outstanding Revolving Credit Exposures and unused Revolving Commitments representing at least 51% of the sum of the Aggregate Outstanding Revolving Credit Exposure and unused Revolving Commitments at such time (excluding Defaulting Lenders); provided that, for purposes of declaring any Loans to be due and payable pursuant to Article VII or for purposes of terminating the Revolving Commitments, then, in the event a Lender has not funded its participations in Swingline Loans within one Business Day of such Lender’s receipt of notice from the Administrative Agent pursuant to Section 2.5.3 (such amount, the “Swingline Unfunded Amount”) and until such time as such Swingline Unfunded Amount is actually funded by such Lender, (i) the Aggregate Outstanding Revolving Credit Exposure of each such Lender shall be deemed to be reduced by such Swingline Unfunded Amount and (ii) the Aggregate Outstanding Revolving Credit Exposure of the Swingline Lender shall be deemed to be increased by such Swingline Unfunded Amount; and (b) at any time following the termination or expiration of the Revolving Commitments, Lenders having Outstanding Revolving Credit Exposures and unused Revolving Commitments representing at least 51% of the sum of the Aggregate Outstanding Revolving Credit Exposure and unused Revolving Commitments at such time (excluding Defaulting Lenders); provided that, for purposes of calculating Outstanding Revolving Credit Exposure in connection with this clause (b), the Swingline Exposure of each Lender shall be its Pro Rata Share of the aggregate outstanding principal amount of all Swingline Loans at such time; provided further that the Swingline Exposure of any Lender who fails to fund its participation in Swingline Loans within one Business Day of such Lender’s receipt of notice from the Administrative Agent pursuant to Section 2.5.3 shall be deemed to be held by the Swingline Lender in making such determination until such Lender shall have funded its participation in such Swingline Loans.

“Required Liquidity Amount” means (a) at any time prior to December 31, 2020, $125,000,000 and (b) at any time thereafter, $100,000,000.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Revolving Advance” means an Advance comprised of Revolving Loans.

“Revolving Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans pursuant to Section 2.1 and to acquire participations in Facility LCs and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Outstanding Revolving Credit Exposure, as such commitment may be (i) reduced or increased from time to time pursuant to Section 2.6 and (ii) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 12.1. The initial amount of each Lender’s Revolving Commitment is set forth on the Commitment Schedule.

“Revolving Loan” means, with respect to a Lender, such Lender’s loan made pursuant to its commitment to lend set forth in Section 2.1.

“S&P” means Standard & Poor’s Rating Services, a Standard & Poor’s Financial Services LLC business, and any successor to its rating agency business.

~~“Sale and Leaseback Transaction” means any sale or other transfer of Property by any Person with the intent to lease such Property as lessee.~~

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea and Syria).

“Sanctioned Person” means, at any time, (i) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom, (ii) any Person operating, organized or resident in a Sanctioned Country, (iii) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (i) or (ii) or (iv) any Person otherwise the subject of any Sanctions.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (i) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or (ii) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom.

“Schedule” refers to a specific schedule to this Agreement, unless another document is specifically referenced.

“Section” means a numbered section of this Agreement, unless another document is specifically referenced.

“Security Agreement” means that certain Second Amended and Restated Pledge and Security Agreement dated as of the date hereof executed by the Borrower in favor of the Administrative Agent, for the ratable benefit of the Lenders (and, to the extent provided therein, their Affiliates), as it may be amended or modified and in effect from time to time.

“Single Employer Plan” means a Plan maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group.

“Sky Lagoon Indebtedness” means unsecured Indebtedness incurred pursuant to the Sky Lagoon Lease.

“Sky Lagoon Lease” means the Lease Agreement, dated as of June 3, 2019, between Nature Resorts ehf., a private limited liability company with Icelandic registration number 411012-0420, with its registered office Engihjalli 8, 200 Kópavogur, Iceland, as lessor, and Atlantic L ehf., a private limited liability company with Icelandic registration number 650219-0580 with its registered office at Engihjalli 8, 200 Kópavogur, Iceland, as lessee, as such lease may be amended, supplemented or otherwise modified from time to time in a manner that does not materially adversely affect the Lenders.

“Specified Disposition Proceeds” means up to $25,000,000 of Net Cash Proceeds received from the sale of GES Chula Vista and GES Orlando so long as (x) such sales are permitted by Section 6.13(v) and (y) such Net Cash Proceeds are reinvested within 180 days of receipt thereof in assets used or useful in the business of the Borrower and its Subsidiaries.

“Specified Equity Contribution” has the meaning assigned to it in Section 6.23.4.

“Specified Permitted Holders” means, collectively, (a) Crestview IV VC TE Holdings, LLC, Crestview IV VC Holdings, L.P. and Crestview IV VC CI Holdings, L.P. and (b) any Person (other than a natural Person) that is (i) an Affiliate of Crestview L.L.C. (“Crestview”), (ii) is organized or caused to be organized by Crestview primarily for the purpose of making equity or debt investments in one or more companies and (iii) is controlled by Crestview. For purposes of this definition “control” means the power to direct or cause the direction of management and policies of a Person, whether by contract or otherwise.

“Specified Preferred Certificate of Designations” means the Borrower’s Certificate of Designations 5.5% Series A Convertible Preferred Stock dated as of August 5, 2020.

“Specified Preferred Equity Agreement” means, collectively, (a) the Specified Preferred Certificate of Designations and (b) that certain Investment Agreement, dated as of August 5, 2020, by and among the Borrower, Crestview IV VC TE Holdings, LLC, a Delaware limited liability company, Crestview IV VC Holdings, L.P., a Delaware limited partnership, and Crestview IV VC CI Holdings, L.P., a Delaware limited partnership, as amended, supplemented or otherwise modified from time to time in a manner not prohibited by Section 6.17.

“Specified Preferred Equity” means the convertible participating preferred stock, par value $0.01 per share, designated as “5.5% Series A Convertible Preferred Stock” issued by the Borrower to Crestview IV VC TE Holdings, LLC, a Delaware limited liability company, Crestview IV VC Holdings, L.P., a Delaware limited partnership, and Crestview IV VC CI Holdings, L.P., a Delaware limited partnership, pursuant to and in accordance with the Specified Preferred Equity Agreement.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board of Governors of the Federal Reserve System to which the Administrative Agent is subject with respect to the Eurocurrency Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D). Such reserve percentage shall include those imposed pursuant to such Regulation D. Eurocurrency Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

“Unmatured Default” means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Special Resolution Regime” has the meaning assigned to it in Section 9.20.

“U.S. Tax Certificate” has the meaning assigned to such term in Section 3.4(vi)(B)(4)(b).

“Wholly-Owned Domestic Subsidiary” means each Domestic Subsidiary that is a Wholly-Owned Subsidiary.

“Wholly-Owned Subsidiary” of a Person means (i) any Subsidiary all of the outstanding voting securities of which (other than qualifying shares required to be owned by directors) shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, limited liability company, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Withholding Agent” means any Credit Party and the Administrative Agent.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

1.2 Classification of Loans and Advances. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Eurocurrency Loan”) or by Class and Type (e.g., a “Eurocurrency Revolving Loan”). shall not exceed the amount of its Revolving Commitment and (b) the Aggregate Outstanding Revolving Credit Exposure shall not exceed the Aggregate Revolving Commitment, in each case after giving effect to any application of proceeds of such Advance pursuant to Section  ~~2.4.3~~2.2 . Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow at any time prior to the Facility Termination Date. Unless previously terminated, the Revolving Commitments shall expire on the Facility Termination Date.

2.2 Required Payments.

2.2.1 Any outstanding Revolving Advances and all other unpaid Obligations shall be paid in full by the Borrower on the Facility Termination Date.

2.2.2 If at any time for any reason (other than fluctuations in currency exchange rates) the Aggregate Outstanding Revolving Credit Exposure exceeds the Aggregate Revolving Commitment, the Borrower shall promptly prepay first the Swingline Loans and then the Revolving Loans in the amount of such excess. To the extent that, after the prepayment of all Swingline Loans and Revolving Loans an excess of the Outstanding Revolving Credit Exposure over the Aggregate Revolving Commitments still exists, the Borrower shall promptly cash collateralize the Facility LCs in the manner described in Section 2.20.11 in an amount sufficient to eliminate such excess.

2.2.3 The Administrative Agent will determine the aggregate LC Exposure and the Dollar Equivalent of each Revolving Loan and Swingline Loan on each Exchange Rate Date. If at any time the sum of such amounts exceeds 105% of the Aggregate Revolving Commitment as a result of fluctuations in currency exchange rates, the Borrower shall promptly prepay first the Swingline Loans and then the Revolving Loans in the amount of such excess. To the extent that, after the prepayment of Swingline Loans and Revolving Loans an excess of the sum of such amounts over the Aggregate Revolving Commitment still exists, the Borrower shall promptly cash collateralize the Facility LCs by deposit of funds into the Facility LC Collateral Account in an amount sufficient to eliminate such excess.

2.2.4 If, on any Business Day, (i) the Borrower and its Subsidiaries have Excess Cash and (ii) the Lenders have Excess Revolving Credit Exposure, in each case, as of the end of such Business Day, then the Borrower shall prepay the Revolving Loans and the Swingline Loans within three (3) Business Days following such date, which prepayment shall be in an amount equal to the lesser of (x) the amount of such Excess Cash and (y) the amount of such Excess Revolving Credit Exposure, in either case, as of the end of such immediately preceding Business Day (any such prepayment to be applied as set forth in Section 2.2.6).

2.2.5 During the Covenant Relief Period, if the Borrower or any of its Subsidiaries leases, sells or otherwise disposes of any Property (i) pursuant to Section 6.13(v) or (ii) pursuant to a lease, sale or other disposition not permitted by Section 6.13, the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of the Net Cash Proceeds received by the Borrower from such leases, sales and dispositions (but only to the extent that such Net Cash Proceeds (x) together with the aggregate amount of

Net Cash Proceeds (other than Specified Disposition Proceeds) received from any other such leases, sales and dispositions consummated during the current fiscal year, are in excess of $10,000,000 in the aggregate during any fiscal year and (y) do not constitute Specified Disposition Proceeds) within three (3) Business Days of receipt thereof by such Person (any such prepayment to be applied as set forth in Section 2.2.6).

2.2.6 Each prepayment of Loans pursuant to Sections 2.2.4 or 2.2.5 shall be applied first to Swingline Loans and second to Revolving Loans then outstanding and shall be applied to Revolving Loans, first, ratably to any Floating Rate Loans then outstanding, and, second, to any Eurocurrency Loans then outstanding, and if more than one Eurocurrency Loan is then outstanding, to each such Eurocurrency Loan in order of priority beginning with the Eurocurrency Loan with the least number of days remaining in the Interest Period applicable thereto and ending with the Eurocurrency Loan with the most number of days remaining in the Interest Period applicable thereto. To the extent that, after the prepayment of all Swingline Loans and Revolving Loans (in connection with a prepayment required pursuant to Sections 2.2.4 or 2.2.5) an excess of the Outstanding Revolving Credit Exposure over the Aggregate Revolving Commitments still exists, the Borrower shall promptly cash collateralize the Facility LCs in the manner described in Section 2.20.11 in an amount sufficient to eliminate such excess. Prepayments pursuant to Section 2.2.4 or 2.2.5 shall (x) be made without a concurrent permanent reduction of the Revolving Commitments and (y) be accompanied by accrued interest to the extent required by Section 2.16 and break funding payments to the extent required by Section 3.3.

2.3 Ratable Loans. Each Revolving Advance hereunder (other than any Swingline Loan) shall consist of Revolving Loans made from the several Lenders ratably according to their Pro Rata Shares.

2.4 Types of Advances. The Advances may be Floating Rate Advances or Eurocurrency Advances, or a combination thereof, selected by the Borrower in accordance with Sections 2.9 and 2.10, or Swingline Loans selected by the Borrower in accordance with Section 2.5. Each Revolving Advance denominated in Dollars shall be comprised entirely of Floating Rate Loans or Eurocurrency Loans as the Borrower may request in accordance herewith and each Revolving Advance denominated in a Foreign Currency shall be comprised entirely of Eurocurrency Loans.

2.5 Swingline Loans.

2.5.1 Amount of Swingline Loans. Subject to the terms and conditions set forth herein, from time to time prior to the Facility Termination Date, the Swingline Lender may in its sole discretion make Swingline Loans to the Borrower in Dollars in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $20,000,000, (ii) the Swingline Lender’s Outstanding Revolving Credit Exposure exceeding its Revolving Commitment, or (iii) the Aggregate Outstanding Revolving Credit Exposure exceeding the Aggregate Revolving Commitment; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.

2.5.2 Borrowing Notice. To request a Swingline Loan, the Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy) or email, not later than Noon, Chicago time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower. The Swingline Lender may in its sole discretion make the requested Swingline Loan available to the Borrower by means of a credit to an account of the Borrower designated by the Borrower from time to time for such purpose (or, in the case of a Swingline Loan made to finance the reimbursement of a Facility LC drawing, by remittance to the LC Issuer) by 2:00 p.m., Chicago time, on the requested date of the Swingline Loan.

2.5.3 Repayment of Swingline Loans. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Facility Termination Date and the fifth Business Day after such Swingline Loan is made; provided that on each date that a Revolving Advance in Dollars is made, the Borrower shall repay all Swingline Loans then outstanding and the proceeds of any such Advance (to the extent of the amount of such outstanding Swingline Loans) shall be applied by the Administrative Agent to repay any Swingline Loans outstanding. In addition, the Swingline Lender may by written notice given to the Administrative Agent require the Lenders to acquire participations in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Lender with a Revolving Commitment, specifying in such notice such Lender’s Pro Rata Share of such Swingline Loans. Each Lender hereby absolutely and unconditionally agrees, promptly upon receipt of such notice from the Administrative Agent (and in any event, if such notice is received by Noon, Chicago time, on a Business Day no later than 4:00 p.m. Chicago time on such Business Day and if received after Noon Chicago time, on a Business Day shall mean no later than Noon Chicago time on the immediately succeeding Business Day), to pay to the Administrative Agent, for the account of the Swingline Lender, the Lender’s Pro Rata Share of such Swingline Loans. Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of an Unmatured Default or a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.9 with respect to Loans made by such Lender (and Section 2.9 and 2.19 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

2.6 Commitment Fee; Reductions and Increases in Commitments and Loans.

2.6.1 The Borrower agrees to pay to the Administrative Agent for the account of each Lender according to its Pro Rata Share a commitment fee at a per annum rate equal to the Applicable Fee Rate on the daily unused portion of such Lender’s Revolving Commitment (regardless of whether any condition set forth in Article II is then satisfied) from the date hereof to and including the Facility Termination Date, payable in arrears on each Payment Date hereafter and on the Facility Termination Date. Swingline Loans shall not count as usage of any Lender’s Revolving Commitment for the purposes of calculating the commitment fee due hereunder.

2.6.2 The Borrower may permanently reduce the Aggregate Revolving Commitment in whole, or in part ratably among the Lenders in accordance with their respective Revolving Commitments in a minimum aggregate amount of $10,000,000 or any integral multiple of $1,000,000 in excess thereof, upon at least three Business Days’ written notice to the Administrative Agent, which notice shall specify the amount of any such reduction, provided, however, that the amount of the Aggregate Revolving Commitment may not be reduced below the Aggregate Outstanding Revolving Credit Exposure. All accrued commitment fees shall be payable on the effective date of any termination of the Revolving Commitments.

2.6.3 The Borrower at its option may, from time to time after the Covenant Waiver Period ends, seek incremental Revolving Commitments not exceeding in the aggregate $250,000,000 for all such Commitment increases after the Effective Date hereof upon at least three (3) Business Days’ prior written notice to the Administrative Agent, which notice shall (i) specify the amount of any such proposed increase (which shall not be less than $10,000,000) (or such lesser amount to which the Administrative Agent may agree) and (ii) certify that no Default or Unmatured Default has occurred and is continuing. The Borrower may, after giving such notice, offer the increase (which may be declined by any Lender in its sole discretion) in the total Commitments on either a ratable basis to the Lenders or on a non-pro rata basis to one or more Lenders and/or to other financial institutions or entities reasonably acceptable to the Administrative Agent.

No increase in the Commitments shall become effective until the existing or new Lenders extending such incremental Commitment amount and the Borrower shall have delivered to the Administrative Agent a document, in form and substance reasonably satisfactory to the Administrative Agent pursuant to which (i) any such existing Lender agrees to the amount of its Revolving Commitment increase, (ii) any such new Lender agrees to its Revolving Commitment amount and agrees to assume and accept the obligations and rights of a Lender hereunder, (iii) the Borrower accepts such incremental Commitments, (iv) the effective date of any increase in the Revolving Commitments is specified and (v) the Borrower certifies that on such date the conditions for a new Loan set forth in Section 4.2 are satisfied. Upon the effectiveness of any increase in the total Revolving Commitments pursuant hereto, (i) each Lender (new or existing) with a Revolving Commitment shall be deemed to have accepted an assignment from the existing Lenders with a Revolving Commitment, and the existing Lenders with a Revolving Commitment shall be deemed to have made an assignment at par to each new or existing Lender accepting a new or increased Revolving Commitment, of an interest in each then outstanding Revolving Loan (in each case, on the terms and conditions set forth in the Assignment and Assumption) and (ii) the Swingline Exposure and LC Exposure of the existing and new ~~Revolving~~ Lenders shall be automatically adjusted such that, after giving effect to such assignments and adjustments, the Aggregate Outstanding Revolving Credit Exposure hereunder is held ratably by the Lenders in proportion to their respective Revolving Commitments. Assignments pursuant to the preceding sentence shall be made in exchange for, and substantially contemporaneously with the payment to the assigning Lenders of, the principal amount assigned plus an entitlement to accrued and unpaid interest and commitment and Facility LC fees as provided in the Assignment and Assumption. Payments received by assigning Lenders pursuant to this Section in respect of the principal amount of any Eurocurrency Loan shall, for purposes of Section 3.3, be deemed prepayments of such Loan. The effectiveness of any such incremental Commitments shall be subject to receipt by the Administrative Agent from the Borrower of such resolutions and certificates (consistent with those delivered pursuant to Section 4.1) and other documents as the Administrative Agent may reasonably request. From and after the making of an incremental Revolving Loan pursuant to this Section, such loan shall be deemed a “Revolving Loan” hereunder for all purposes hereof, subject to all the terms and conditions hereof. No consent of any Lender (other than the Lenders agreeing to new or increased Commitments) shall be required for any incremental Commitment provided or Loan made pursuant to this Section 2.6. For the avoidance of doubt, it is understood and agreed that the Borrower may not request or receive incremental Revolving Commitments pursuant to this Section 2.6.3 during the Covenant Waiver Period.

2.7 Minimum Amount of Each Advance. Each Eurocurrency Advance (other than an Advance to repay Swingline Loans) shall be in the minimum amount of $2,500,000 (and in multiples of $100,000 if in excess thereof), and each Floating Rate Advance shall be in the minimum amount of $2,500,000 (and in multiples of $100,000 if in excess thereof), provided, however, that any Floating Rate Advance may be in the amount of the unused Aggregate Revolving Commitment.

2.10 Conversion and Continuation of Outstanding Advances. Floating Rate Advances (other than Swingline Loans) shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Eurocurrency Advances pursuant to this Section 2.10 or are repaid in accordance with Section 2.8. Each Eurocurrency Advance shall continue as a Eurocurrency Advance until the end of the then applicable Interest Period therefor, at which time such Eurocurrency Advance shall be automatically converted into a Floating Rate Advance unless (x) such Eurocurrency Advance is or was repaid in accordance with Section 2.8, (y) the Borrower shall have given the Administrative Agent a Conversion/Continuation Notice (as defined below) requesting that, at the end of such Interest Period or at any other time, such Eurocurrency Advance continue as a Eurocurrency Advance in the same currency for the same or another Interest Period or (z) such Eurocurrency Advance is denominated in a currency other than Dollars and neither of the preceding clauses (x) or (y) is applicable, in which case such Advance shall be continued as a Eurocurrency Advance in the same currency with an Interest Period of one month’s duration commencing on the last day of such Interest Period~~)~~. Subject to the terms of Section 2.7, the Borrower may elect from time to time to convert all or any part of a Floating Rate Advance (other than Swingline Loans) into a Eurocurrency Advance. The Borrower shall give the Administrative Agent irrevocable notice (a “Conversion/Continuation Notice”) of each conversion of a Floating Rate Advance into a Eurocurrency Advance or continuation of a Eurocurrency Advance not later than 10:00 a.m. (Chicago time) at least three Business Days prior to the date of the requested conversion or continuation, specifying:

(i) the requested date, which shall be a Business Day, of such conversion or continuation,

(ii) the aggregate amount and Type of the Advance which is to be converted or continued, and

(iii) the amount of such Advance which is to be converted into or continued as a Eurocurrency Advance and the duration of the Interest Period applicable thereto.

2.11 Changes in Interest Rate, etc. Each Floating Rate Advance (other than Swingline Loans) shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is automatically converted from a Eurocurrency Advance into a Floating Rate Advance pursuant to Section 2.10, to but excluding the date it is paid or is converted into a Eurocurrency Advance pursuant to Section 2.10 hereof, at a rate per annum equal to the Floating Rate for such day. Each Swingline Loan shall bear interest on the outstanding principal amount thereof, for each day from and including the day such Swingline Loan is made to but excluding the date it is paid hereof, at a rate per annum equal to the Floating Rate for such day. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Eurocurrency Advance shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined by the Administrative Agent as applicable to such Eurocurrency Advance based upon the Borrower’s selections under Sections 2.9 and 2.10 and otherwise in accordance with the terms hereof. No Interest Period may end after the Facility Termination Date.

(Chicago time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

2.17 Notification of Advances, Interest Rates, Prepayments and Commitment Reductions.

2.17.1 Promptly after receipt thereof, the Administrative Agent will notify each Lender of the contents of each Aggregate Revolving Commitment reduction notice, Borrowing Notice, Conversion/Continuation Notice, and repayment notice received by it hereunder. Promptly after notice from the LC Issuer, the Administrative Agent will notify each Lender of the contents of each request for issuance of a Facility LC hereunder. The Administrative Agent will notify each Lender of the interest rate applicable to each Eurocurrency Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

2.17.2 If at any time for any reason (other than fluctuations in currency exchange rates) the aggregate Outstanding Revolving Credit Exposure of the Lenders exceeds the aggregate Commitments of the Lenders, the Borrower shall immediately prepay the Loans in the amount of such excess. To the extent that, after the prepayment of all Loans an excess of the Outstanding Revolving Credit Exposure over the aggregate Commitments still exists, the Borrower shall promptly cash collateralize the Letters of Credit in the manner described in 2.20.11 in an amount sufficient to eliminate such excess.

2.17.3 The Administrative Agent will determine the aggregate LC Exposure and the Dollar Equivalent of each Loan on each Exchange Rate Date. If at any time the sum of such amounts exceeds 105% of the aggregate Commitments of the Lenders as a result of fluctuations in currency exchange rates, the Borrower shall immediately prepay the Loans in the amount of such excess. To the extent that, after the prepayment of all Loans an excess of the sum of such amounts over the aggregate Commitments still exists, the Borrower shall promptly cash collateralize the Letters of Credit in the manner described in 2.20.11 in an amount sufficient to eliminate such excess.

2.18 Lending Installations. Each Lender may book its Loans and its participation in any LC Obligations and the LC Issuer may book the Facility LCs at any Lending Installation selected by such Lender or the LC Issuer, as the case may be, and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Loans, Facility LCs, participations in LC Obligations and any Notes issued hereunder shall be deemed held by each Lender or the LC Issuer, as the case may be, for the benefit of any such Lending Installation. Each Lender and the LC Issuer may, by written notice to the Administrative Agent and the Borrower in accordance with Article XIII, designate replacement or additional Lending Installations through which Loans will be made by it or Facility LCs will be issued by it and for whose account Loan payments or payments with respect to Facility LCs are to be made.

2.19 Non-Receipt of Funds by the Administrative Agent. Unless the Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Administrative Agent, the recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (x) in the case of payment by a Lender, the Federal Funds Effective Rate for such day for the first three days and, thereafter, the interest rate applicable to the relevant Loan or (y) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.

2.20 Facility LCs.

2.20.1 Issuance. The LC Issuer hereby agrees, on the terms and conditions set forth in this Agreement, to issue standby letters of credit denominated in Dollars and Foreign Currencies (each, a “Facility LC”) and to renew, extend, increase, decrease or otherwise modify each Facility LC (“Modify,” and each such action a “Modification”), from time to time from and including the Effective Date and prior to the Facility Termination Date upon the request of and for the account of the Borrower; provided that immediately after each such Facility LC is issued or Modified, (i) the aggregate amount of the outstanding LC Obligations shall not exceed $20,000,000, (ii) no Lender’s Outstanding Revolving Credit Exposure shall exceed its Commitment and (iii) the Aggregate Outstanding Revolving Credit Exposure shall not exceed the Aggregate Revolving Commitment. No Facility LC shall have an expiry date later than the earlier of (x) the fifth Business Day prior to the Facility Termination Date and (y) one year after its issuance; provided that any Facility LC with a one-year period may provide for the renewal thereof for additional one-year periods but in no event shall the expiry date of such Facility LCs extend beyond the period in clause (x) hereof. Notwithstanding the foregoing, a Facility LC shall be permitted to have an expiry date after the date referred to in clause (x) above if the Borrower shall have, on or prior to the date referred to in clause (x) above, (a) deposited with the Administrative Agent cash collateral equal to the outstanding face amount of such Facility LC (or 110% of the outstanding face amount if the Facility LC is denominated in a Foreign Currency) or (b) delivered to the LC Issuer a “back-to-back” letter of credit relative to such Facility LC from an issuer and in form and substance satisfactory to each of the LC Issuer and the Administrative Agent in its sole discretion. On the initial Borrowing Date each Existing Letter of Credit shall be deemed to be a Facility LC issued under and governed in all respects by the terms and conditions of this Agreement, and each Lender shall participate in each Existing Letter of Credit in an amount equal to its Pro Rata Share of the face amount of such Existing Letter of Credit. Notwithstanding anything herein to the contrary, the LC Issuer shall have no obligation hereunder to issue, and shall not issue, any Letter of Credit the proceeds of accurately reflect the cost of making or maintaining Eurocurrency Advances, then the Administrative Agent shall suspend the availability of Eurocurrency Advances and require any affected Eurocurrency Advances to be repaid or converted to Floating Rate Advances, subject to the payment of any funding indemnification amounts required by Section 3.3.

3.2.2 If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (i) of Section 3.2.1 have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (i) of Section 3.2.1 have not arisen but either (w) the supervisor for the administrator of the LIBO Screen Rate has made a public statement that the administrator of the LIBO Screen Rate is insolvent (and there is no successor administrator that will continue publication of the LIBO Screen Rate), (x) the administrator of the LIBO Screen Rate has made a public statement identifying a specific date after which the LIBO Screen Rate will permanently or indefinitely cease to be published by it (and there is no successor administrator that will continue publication of the LIBO Screen Rate), (y) the supervisor for the administrator of the LIBO Screen Rate has made a public statement identifying a specific date after which the LIBO Screen Rate will permanently or indefinitely cease to be published or (z) the supervisor for the administrator of the LIBO Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBO Screen Rate may no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the Eurocurrency Base Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Margin); provided that, if such alternate rate of interest as so determined would be less than 1.00%, such rate shall be deemed to be 1.00% for the purposes of this Agreement. Notwithstanding anything to the contrary in Section 8.2, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this Section 3.2.2 (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 3.2.2, only to the extent the LIBO Screen Rate for the applicable currency and such Interest Period is not available or published at such time on a current basis), (x) any Borrowing Notice that requests the conversion of any Revolving Advance to, or continuation of any Revolving Advance as, a ~~Eurodollar Borrowing~~Eurocurrency Advance shall be ineffective and (y) if any Borrowing Notice requests a Eurocurrency Advance, such Advance shall be made as a Floating Rate Advance.

3.3 Funding Indemnification. In the event of (a) the payment of any principal of any Eurocurrency Loan other than on the last day of an Interest Period applicable thereto (including established hereby or the continuing operations of the Borrower and its Subsidiaries shall have been obtained and be in full force and effect.

(xvi) To the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least 5 days prior to the Effective Date, any Lender that has requested, in a written notice to the Borrower at least 10 days prior to the Effective Date, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (xvi) shall be deemed to be satisfied).

(xvii) Such other documents as any Lender or its counsel may have reasonably requested.

4.2 Each Credit Extension. The Lenders shall not be required to make any Credit Extension unless on the applicable Credit Extension Date:

(i) At the time of and immediately after giving effect to such Credit Extension, there exists no Default or Unmatured Default.

(ii) The representations and warranties of the applicable Credit Parties contained in Article V hereof and in each of the other Loan Documents are true and correct in all material respects as of such Credit Extension Date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

(iii) ~~All legal matters incident to the making of such Credit Extension shall be reasonably satisfactory to the Lenders and their counsel.~~

Each Borrowing Notice or request for issuance of a Facility LC, as the case may be, with respect to each such Credit Extension shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 4.2(i) and (ii) have been satisfied. Any Lender may require a duly completed compliance certificate in substantially the form of Exhibit B as a condition to making a Credit Extension.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Lenders as of the date hereof (solely with respect to Sections 5.1 and 5.2), as of the Effective Date and as of each Credit Extension Date thereafter, that:

5.1 Existence and Standing. Each of the Borrower and its Subsidiaries is a corporation, partnership (in the case of Subsidiaries only) or limited liability company duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each

ARTICLE VI

COVENANTS

During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

6.1 Financial Reporting. The Borrower will maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with GAAP, and furnish to the Administrative Agent on behalf of the Lenders:

(i) Within 90 days after the close of each of its fiscal years, an unqualified (except for qualifications relating to (x) changes in accounting GAAP or practices reflecting changes in generally accepted accounting principles and required or approved by the Borrower’s independent certified public accountants and (y) the debt maturity of any Obligations occurring within one year from the time such report is delivered) audit report certified by independent certified public accountants reasonably acceptable to the Lenders, prepared in accordance with GAAP on a consolidated and consolidating basis (consolidating statements need not be certified by such accountants and shall be in a form reasonably satisfactory to the Administrative Agent) for itself and its Subsidiaries, including balance sheets as of the end of such period, related profit and loss and reconciliation of surplus statements, and a statement of cash flows, accompanied by any management letter prepared by said accountants.

(ii) (A) Within 45 days after the close of the first three quarterly periods of each of its fiscal years ~~(or, solely with respect to the fiscal quarter ending March 31, 2020, within 75 days after the close of such fiscal quarter)~~, for itself and its Subsidiaries, consolidated and consolidating unaudited balance sheets as at the close of each such period and consolidated and consolidating profit and loss and reconciliation of surplus statements and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by its chief financial officer and (B) solely during the Covenant Waiver Period and commencing with the monthly period ending July 31, 2020, (x) within 30 days after the close of each monthly period of its fiscal years that does not coincide with the end of a fiscal quarter or a fiscal year, (y) within 45 days after the close of each monthly period that coincides with the end of any of the first three fiscal quarters of each of its fiscal years and (z) within 60 days after the close of each monthly period of each of its fiscal years that coincides with the end of a fiscal year, in each case, for itself and its Subsidiaries, consolidated and consolidating unaudited balance sheets as at the close of each such period and consolidated and consolidating profit and loss and reconciliation of surplus statements and a statement of cash flows for the period from the beginning of such fiscal year to the end of such month, all certified by its chief financial officer.

(iii) As soon as available, but in any event within 60 days after the beginning of each fiscal year of the Borrower, a copy of the plan and forecast (including a projected consolidated and consolidating balance sheet, income statement and funds flow statement) of the Borrower and its Subsidiaries for such fiscal year; provided, however, that the preceding plan and forecast shall be required to be delivered only if, as of September 30 of the year immediately preceding the year in which such plan and forecast would otherwise be required to be delivered, the Leverage Ratio is greater than 2.00 to 1.00.

(iv) Together with the financial statements required under Sections 6.1(i) and (ii)(A), a compliance certificate in substantially the form of Exhibit B signed by its chief financial officer showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof (for the avoidance of doubt, it is understood and agreed that such compliance certificate is required to be delivered pursuant to this clause (iv) regardless of whether the Covenant Waiver Period is then in effect).

(v) As soon as possible and in any event within 10 Business Days after the Borrower knows that any Reportable Event has occurred with respect to any Single Employer Plan, which Reportable Event, a failure to make required contributions with respect to a Plan or Multiemployer Plan, or the initiation of the termination of a Plan that could reasonably be expected to have a Material Adverse Effect or result in the imposition of a Lien, a statement, signed by the chief financial officer of the Borrower, describing said Reportable Event or such other event and the action which the Borrower proposes to take with respect thereto.

(vi) As soon as possible and in any event within 10 Business Days after receipt by the Borrower, a copy of (a) any written notice or written claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by the Borrower, any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any written notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrower or any of its Subsidiaries, which, in either case, could reasonably be expected to have a Material Adverse Effect.

(vii) Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished.

(viii) Promptly upon the filing thereof, notice of the filing to the Administrative Agent of all registration statements and periodic and current reports on forms 10-K, 10-Q and 8-K which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission.

(ix) (A) Promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation and (B) promptly following any change in the information provided in the Beneficial Ownership Certification delivered to any Lender that would result in a change to the list of beneficial owners identified in such certification, a revised Beneficial Ownership Certification.

(x) So long as the Covenant Waiver Period is in effect, not later than Friday of every other week (commencing with Friday, May 8, 2020), a report setting forth (A) an updated rolling 13-week cash flow forecast for the ~~Loan~~Credit Parties covering the 13-week period beginning with the Monday immediately preceding each such Friday (each such forecast to be in form and substance reasonably acceptable to the Administrative Agent and in a form consistent with the cash flow forecasts previously submitted to the Administrative Agent) and (B) a reasonably detailed summary of the status of all major events, shows, attractions and lodges of the Borrower and its Subsidiaries, including, without limitation, information with respect to postponements, cancelations, payments, deposits, pending claims, accelerations, notices of terminations and lawsuits, in each case, to the extent related to the foregoing items set forth in this clause (B).

(xi) Such other information (including non-financial information) as the Administrative Agent or any Lender may from time to time reasonably request.

If any information which is required to be furnished to the Lenders under this Section 6.1 is required by law or regulation to be filed by the Borrower with a government body on an earlier date, then the information required hereunder shall, to the extent reasonably practicable under the circumstances, be furnished to the Lenders at such earlier date.

Documents required to be delivered pursuant to this Section 6.1 (to the extent any such documents are included in materials otherwise filed with the Securities and Exchange Commission) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that the Borrower shall deliver paper copies of such documents to the Administrative Agent on behalf of any Lender that requests delivery of such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender. Except for the compliance certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

6.2 Use of Proceeds. The Borrower will, and will cause each Subsidiary to, use the proceeds of the Advances and Facility LCs for general corporate purposes in the ordinary course of business, including acquisitions otherwise permitted hereunder which have been approved by the Board of Directors or analogous body of the Person to be acquired. The Borrower will not, nor will it permit any Subsidiary to, use any of the proceeds of the Advances to purchase or “carry” (as defined in Regulation U) any “margin stock” (as defined in Regulation U). The Borrower will not request any Advance or Letter of Credit, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Advance or Facility LC (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, except to the extent permitted for a Person required to comply with Sanctions, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto. Following the application of the proceeds of each Loan or drawing under each Letter of Credit, not more than twenty-five percent (25%) of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a ~~Consolidated~~consolidated basis) subject to the provisions of Section 6.15 or Section 6.13 or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 7.5 will be margin stock.

6.3 Notice of Default. The Borrower will, and will cause each Subsidiary to, give notice in writing to the Lenders of the occurrence of any Default or Unmatured Default promptly after an Authorized Officer has knowledge of such Default or Unmatured Default.

6.4 Conduct of Business. The Borrower will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted (except that Subsidiaries acquired pursuant to Section 6.14(vi) may engage in different fields of enterprise) and do all things necessary to remain duly incorporated or organized, validly existing and (to the extent such concept applies to such entity) in good standing as a domestic corporation, partnership or limited liability company in its jurisdiction of incorporation or organization, as the case may be, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted and all other material rights and privileges, except where the failure to be in good standing or maintain such qualifications, rights or privileges could not reasonably be expected to have a Material Adverse Effect and except for liquidations and dissolutions of Subsidiaries which could not reasonably be expected to have a Material Adverse Effect so long as if the liquidating or dissolving Subsidiary is a Guarantor, the entity to which the assets of the liquidating or dissolving Subsidiary are distributed is either the Borrower or a Guarantor.

6.5 Taxes. The Borrower will, and will cause each Subsidiary to, timely file complete and correct United States federal and applicable material foreign, state and local tax returns required by law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with GAAP.

6.6 Insurance. The Borrower will, and will cause each Subsidiary to, maintain in full force and effect, insurance policies and programs, with such deductibles or self-insurance amounts as reflect coverage that is reasonably consistent with prudent industry practice. The Borrower will (x) furnish to any Lender upon request information in reasonable detail as to the insurance policies and programs of the Borrower and its Subsidiaries and (y) within thirty days following the Amendment No. 2 Effective Date (or such later date as the Administrative Agent agrees in its reasonable discretion), deliver to the Administrative Agent certificates of insurance evidencing the insurance required by this Section 6.6, together with endorsements naming the Administrative Agent as additional insured (in the case of liability insurance) and lender loss payee (in the case of property insurance).

6.7 Compliance with Laws. The Borrower will, and will cause each Subsidiary to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject including, without limitation, all Environmental Laws, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect. The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

6.8 Maintenance of Properties. The Borrower will, and will cause each Subsidiary to, do all things necessary to maintain, preserve, protect and keep, in all material respects, its material Property in good repair, working order and condition, ordinary wear and tear and damage from casualty and condemnation excepted, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times, subject to interruption for repairs, maintenance and restoration.

6.9 Inspection. The Borrower will, and will cause each Subsidiary to, permit the Administrative Agent and the Lenders, by their respective representatives and agents, to inspect any of the Property, books and financial records of the Borrower and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each Subsidiary with, and to be advised as to the same by, their respective officers upon reasonable prior notice and at such reasonable times and intervals as the Administrative Agent or any Lender may request.

6.10 Restricted Payments. The Borrower will not, nor will it permit any Subsidiary to, declare or pay any dividends or make any distributions on its Capital Stock (other than dividends by way of stock split or otherwise payable in its own common stock) or redeem, repurchase or otherwise acquire or retire any of its Capital Stock at any time outstanding, except that:

(i) any Subsidiary may declare and pay dividends or make distributions to the Borrower or to a Wholly-Owned Subsidiary;

(ii) the Borrower may declare and pay dividends on its Capital Stock in an aggregate amount not in excess of $15,000,000 in any calendar year so long as, immediately prior to and immediately after giving effect to any such declaration or payment, no Default or Unmatured Default shall have occurred and be continuing; provided, that, notwithstanding the foregoing, no dividends shall be permitted to be declared or paid pursuant to this clause (ii) during the Covenant Waiver Period;

(iii) the Borrower may declare and pay dividends on its Capital Stock or repurchase its Capital Stock in an aggregate amount (as to such dividends and repurchases) not in excess of (A) so long as the Covenant Waiver Period is in effect and solely with respect to repurchases of its Capital Stock under employee compensation plans, $10,000,000 in any calendar year or (B) at any other time, $20,000,000 in any calendar year (less any amounts used pursuant to clause (A) in any such calendar year), in each case, so long as, immediately prior to and immediately after giving effect to any such declaration or payment, no Default or Unmatured Default shall have occurred and be continuing;

(iv) the Borrower may declare and pay dividends in excess of any such declaration or payment made in compliance with Sections 6.10(ii) or 6.10(iii), make distributions on its Capital Stock or repurchase its Capital Stock so long as, immediately prior to and immediately after giving effect to any such declaration, dividend, distribution or repurchase (and taking into account any Indebtedness incurred in connection therewith), (A) the Leverage Ratio (calculated on a pro forma basis) shall be less than or equal to 2.75 to 1.00 and (B) no Default or Unmatured Default shall have occurred and be continuing; ~~and~~ provided, that, notwithstanding the foregoing, no dividends shall be permitted to be declared or paid pursuant to this clause (iv) during the Covenant Waiver Period;

(v) any non-Wholly-Owned Subsidiary of the Borrower may declare and pay dividends or make other distributions to its shareholders generally so long as the Borrower or its respective Subsidiary which owns Capital Stock in the Subsidiary paying such dividends or making such other distributions receives at least its proportionate share thereof (based on its relative holdings of Capital Stock in the Subsidiary paying such dividends or making such other distributions and taking into account relative preferences, if any, of the various classes of Capital Stock in such Subsidiary);

~~provided, that, notwithstanding the foregoing or anything to the contrary set forth herein, the Borrower will not, nor will it permit any Subsidiary to, declare or pay any dividends or make any distributions pursuant to the foregoing clauses (ii), (iii) and (iv) during the Covenant Waiver Period.~~

(vi) the Borrower may (A) declare and pay dividends in cash on its Specified Preferred Equity to the holders of such Specified Preferred Equity and (B) allow the occurrence of accretion of returns on the Specified Preferred Equity, in either case, in cash pursuant to and in accordance the Specified Preferred Certificate of Designations, so long as (x) the Covenant Waiver Period is not in effect at such time, (y) no Default or Unmatured Default shall have occurred and be continuing or would result therefrom and (z) immediately after giving effect to any such declaration, payment or accretion (as applicable), the Borrower would be in compliance with Section 6.23.1 and 6.23.2 on a pro forma basis; provided that, notwithstanding the foregoing, in the event that the Borrower is not permitted to declare or pay any such dividends or allow the occurrence of such accretion of returns, in either case, in cash because the conditions set forth in this clause (vi) have not been (or cannot be) satisfied, the Borrower shall be permitted to instead declare or pay such dividends or allow the occurrence of such accretion of returns, as applicable, in kind pursuant to and in accordance with the terms of the Specified Preferred Equity Agreement; and

(vii) the Borrower may declare and pay dividends with respect to its Capital Stock payable solely in additional shares of its common stock or its preferred stock so long as such additional Capital Stock does not constitute Disqualified Capital Stock.

6.11 Indebtedness. The Borrower will not, nor will it permit any Subsidiary to, create, incur or suffer to exist any Indebtedness, except:

(i) The Loans and Indebtedness in respect of Facility LCs outstanding from time to time under this Agreement.

(ii) Indebtedness existing on the Effective Date and described in Schedule 6.11 and extensions, renewals and replacements thereof not increasing the aggregate principal amount thereof outstanding at the time of such extension, renewal or replacement.

(iii) Indebtedness in respect of guaranties executed by any Subsidiary (other than a Guarantor) with respect to any Indebtedness or other obligations of the Borrower or any other Subsidiary; provided such Indebtedness or other obligation is not incurred by such Person in violation of this Agreement.

(iv) Indebtedness in respect of guaranties executed by a Credit Party with respect to any Indebtedness or other obligations of the Borrower or any Subsidiary entered into in the ordinary course of business, including, without limitation, working capital financing and other third party financing; provided such Indebtedness or other obligation is not incurred by such Person in violation of this Agreement.

(v) Indebtedness assumed in connection with an Acquisition permitted under Section 6.14, provided, such Indebtedness was not created in anticipation of or as a result of such Acquisition.

(vi) Indebtedness owing to the Borrower or a Subsidiary in respect of an Investment permitted by Section 6.14(iii) or (iv).

(vii) Indebtedness of the Borrower owing to a Subsidiary which is subordinated to the Obligations on substantially the terms set forth on Exhibit C hereto or on other terms satisfactory to the Administrative Agent.

(viii) Other Indebtedness in aggregate outstanding principal amount at no time exceeding 10% of Consolidated Total Assets of the Borrower and its Subsidiaries (determined as of the most recent fiscal quarter end for which financial statements have been provided pursuant to Section 6.1(i) or (ii)); provided, that, notwithstanding the foregoing, no Indebtedness shall be permitted to be incurred pursuant to this clause (viii) during the Covenant Waiver Period.

(ix) Other unsecured Indebtedness; provided that (1) the Leverage Ratio (calculated on a pro forma basis) shall be less than or equal to the Leverage Ratio required pursuant to Section 6.23.2 as of the most recently ended fiscal quarter, (2) such Indebtedness has a maturity date after the Facility Termination Date, (3) such Indebtedness does not have any scheduled principal payments prior to the Facility Termination Date and (4) such Indebtedness does not contain any covenants that are more restrictive than those contained in this Agreement (except for those applicable only to periods after the Facility Termination Date); provided, that, notwithstanding the foregoing, no Indebtedness shall be permitted to be incurred pursuant to this clause (ix) during the Covenant Waiver Period.

(x) (A) Solely to the extent incurred during the Covenant Waiver Period, other Indebtedness in an aggregate amount not to exceed $20,000,000 at any one time outstanding (it being understood and agreed that, with respect to any letter of credit, the outstanding amount of such Indebtedness shall include the entire stated amount thereof), (B) the Sky Lagoon Indebtedness in accordance with the terms of the Sky Lagoon Lease and (C) the Flyover Iceland Indebtedness in accordance with the terms of the Flyover Iceland Loan Agreement not to exceed €5,000,000 in aggregate principal amount at any time outstanding.

6.12 Merger. The Borrower will not, nor will it permit any Subsidiary to, merge or consolidate with or into any other Person or consummate a Division, except that a Subsidiary may merge into or consolidate with (i) the Borrower, with the Borrower as the surviving entity, or (ii) a Wholly-Owned Subsidiary, and except that a Subsidiary that is not a Credit Party may consummate a Division.

6.13 Sale of Assets. The Borrower will not, nor will it permit any Subsidiary to, lease, sell or otherwise dispose of its Property (including any effective transfer or disposition by way of a Division) to any other Person, except:

(i) Sales of inventory in the ordinary course of business.

(ii) The disposition in the ordinary course of business of equipment, inventory or other assets, including real property, that is, in any event, obsolete, excess or no longer used or useful in the Borrower’s or its Subsidiaries’ businesses and the leasing or subleasing in the ordinary course of business of owned or leased properties which are excess properties or are no longer used or useful in the Borrower’s or its Subsidiaries’ businesses.

(iii) Leasing of assets between (A) the Borrower and its Subsidiaries or (B) any Subsidiary and another Subsidiary.

(iv) Sale or transfer of the Capital Stock or Property of Glacier Park, Inc.

(v) Leases, sales or other dispositions of its Property that, together with all other Property of the Borrower and its Subsidiaries previously leased, sold or disposed of (other than dispositions permitted by Sections 6.13(i) through (iv)) as permitted by this Section during the twelve-month period ending with the month in which any such lease, sale or other disposition occurs, having a book value that does not in the aggregate exceed 10% of the Consolidated Total Assets of the Borrower and its Subsidiaries as of the end of such month, in each case, so long as the Borrower complies with Section 2.2.5 with respect to the Net Cash Proceeds received by the Borrower or its Subsidiaries in connection with any such lease, sale or disposition.

(vi) (A) The Blitz Liquidation so long, as a result of and following the Blitz Liquidation, no outstanding liabilities shall be payable by the Borrower or its Subsidiaries (other than the Blitz Entities) to the Blitz Entities and (B) the dissolution, winding up or liquidation of any dormant Subsidiary of the Borrower so long as (w) the Borrower determines in good faith that such dissolution, winding up or liquidation is in the best interests of the Borrower and is not materially disadvantageous to the Lenders, (x) any such Subsidiary is neither a Material Domestic Subsidiary (unless all of its assets are transferred to another Guarantor) nor a Material Foreign Subsidiary, (y) such dissolution, winding up or liquidation complies with Section 6.4 and (z) there are no outstanding liabilities owed by the Borrower or its Subsidiaries (excluding such dormant Subsidiary) to such dormant Subsidiary.

6.14 Investments and Acquisitions. The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Investments (including without limitation, loans and advances to, and other Investments in, Subsidiaries), or commitments therefor, or to become a partner in any partnership or joint venture, or to make any Acquisition of any Person, except:

(i) Cash Equivalent Investments.

(ii) Investments constituting non-cash consideration for dispositions of assets permitted hereunder.

(iii) Existing Investments in Subsidiaries and other Investments in existence on the Effective Date and described in Schedule 6.14.

(iv) Investments made after the Effective Date in Persons which are Subsidiaries, provided that immediately after giving effect to each Investment made pursuant to this Section 6.14 in Foreign Subsidiaries and non-Wholly-Owned Subsidiaries (other than Investments disclosed on Schedule 6.14) shall not exceed in the aggregate (A) with respect to all such Investments made during the Covenant Waiver Period, $20,000,000 or (B) at any other time, 10% of Consolidated Total Assets (determined as of the most recent fiscal quarter end for which financial statements have been provided pursuant to Section 6.1(i) or (ii)).

(v) Acquisitions of (or of all or substantially all of the assets of) entities engaged in substantially the same or related lines of business as the Borrower (each such entity, an “Acquired Company”), so long as, immediately after giving effect to each such Acquisition and the incurrence/repayment of any related Indebtedness, (~~1~~A) ~~the Borrower shall be in compliance with its covenants hereunder~~for any Acquisition the consideration of which is paid solely with the proceeds of the issuance of Capital Stock of the Borrower (other than issuances of Disqualified Capital Stock), (1) both immediately before and after giving effect to such Acquisition, no Default exists and (2) on a pro forma basis the Borrower would (x) with respect to any such Acquisition consummated during the Covenant Waiver Period, have Liquidity at least equal to the Required Liquidity Amount and (y) with respect to any such Acquisition consummated after the Covenant Waiver Period ends, be in compliance with Section 6.23.1 and 6.23.2 for the previous fiscal quarter (or if no such covenants were in effect for the previous fiscal quarter, the current fiscal quarter) and (B) for all other Acquisitions, (1) on a pro forma basis the Borrower would (x) with respect to any such Acquisition consummated on or before June 30, 2021, have Liquidity of at least $150,000,000, (y) with respect to any such Acquisition consummated after June 30, 2021 but before the Covenant Waiver Period ends, have Liquidity of at least $125,000,000, and (z) with respect to any such Acquisition consummated after the Covenant Waiver Period ends, be in compliance with Section 6.23.1 and 6.23.2 for the previous fiscal quarter (or if no such covenants were in effect for the previous fiscal quarter, the current fiscal quarter), (2) solely with respect to Acquisitions consummated during the period commencing on the Amendment No. 3 Effective Date and continuing through and including June 30, 2021, the aggregate consideration (including cash, other property, stock and debt assumption, with such property and stock valued at fair market value at the time of such Acquisition, but excluding any such consideration paid solely with the proceeds of the issuance of Capital Stock of the Borrower (other than issuances of Disqualified Capital Stock)) paid for all such Acquisitions shall not exceed $25,000,000 and (3) both immediately before and after giving effect to such Acquisition, no Default exists; provided, however, that (A) for any Acquisition consummated during the Covenant Waiver Period and (B) thereafter, for any Acquisition with aggregate consideration (including cash, other property, stock and debt assumption, with such property and stock valued at fair market value at the time of such Acquisition) in excess of $50,000,000, in either case, the Borrower shall have delivered to the Administrative Agent a certificate executed by an Authorized Officer setting forth the calculations demonstrating such compliance ~~and (B) both before and after giving effect to such Acquisition no Default exists (each such entity, an “Acquired Company”); provided, that, notwithstanding the foregoing, no Acquisitions shall be permitted pursuant to this clause (v) during the Covenant Waiver Period~~.

(vi) Investments in Rate Management Transactions related to the Loans or entered into in the ordinary course of business.

(vii) Investments received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with customers and suppliers arising in the ordinary course of business or other securities of a de minimis value.

(viii) Loans permitted by Section 6.11(vii).

(ix) Other Investments in other Persons; provided that (A) all such Investments made pursuant to this clause (ix) during the Covenant Waiver Period shall not exceed $25,000,000 in the aggregate and (B) at any other time, the Leverage Ratio (calculated on a pro forma basis after giving effect to such Investment) shall be less than or equal to 3.50 to 1.00~~; provided, further, that, notwithstanding the foregoing, no Investments shall be permitted pursuant to this clause (ix) during the Covenant Waiver Period~~.

6.15 Liens. The Borrower will not, nor will it permit any Subsidiary to, create, incur, or suffer to exist any Lien in, of or on the Property of the Borrower or any of its Subsidiaries, except:

(i) Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and, in each case, for which adequate reserves in accordance with GAAP shall have been set aside on its books.

(ii) Liens imposed by law, such as carriers’, warehousemen’s and mechanics’ liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books.

(iii) Liens arising out of pledges or deposits under worker’s compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation (other than a Lien imposed under ERISA or the Code).

(iv) Easements, building restrictions, zoning restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way interfere with the use thereof in the business of the Borrower or its Subsidiaries.

(v) Liens existing on the Effective Date and described in Schedule 6.15, and extensions and renewals of any such Liens on the Property now subject thereto to the extent and for so long as the Indebtedness secured thereby is not increased, is expressly permitted hereunder and remains outstanding.

(vi) Liens in favor of the Administrative Agent, for the benefit of the Lenders, granted pursuant to any Collateral Document and Liens granted pursuant to Section 2.20.11.

(vii) Liens existing on Property acquired pursuant to an Acquisition permitted under Section 6.14, provided such Liens existed prior to the time of such Acquisition and were not created in contemplation thereof, and extensions and renewals of any such Liens for so long as the Indebtedness secured thereby is not increased and remains outstanding.

(viii) Leases or subleases granted to others not interfering in any material respect with the business of the Borrower or its Subsidiaries, taken as a whole, any interest or title of a lessor under any lease not in violation of this Agreement.

(ix) Liens on assets of Flyover Iceland Ehf. securing the Flyover Iceland Indebtedness permitted pursuant to Section 6.11(x)(C) in accordance with the terms of the Flyover Iceland Loan Agreement.

(x) ~~(ix)~~ Other Liens securing Indebtedness in aggregate outstanding principal amount at no time exceeding (A) with respect to all such Liens created or incurred during the Covenant Waiver Period, $10,000,000 or (B) at any other time, 10% of Consolidated Total Assets of the Borrower and its Subsidiaries (determined as of the most recent fiscal quarter end for which financial statements have been provided pursuant to Section 6.1(i) or (ii)).

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Borrower will not, nor will it permit any Subsidiary to, create, incur, or suffer to exist any Lien in, of or on any real property owned by the Borrower or any of its Subsidiaries other than Liens permitted by Sections 6.15(i) through (viii); provided that in no event shall any such Liens secure Indebtedness for borrowed money.

6.16 Affiliates. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except (i) in the ordinary course of business and pursuant to the reasonable requirements of the Borrower’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain in a comparable arms-length transaction, (ii) transactions among the Borrower and any Subsidiary that has executed a Guaranty or (iii) ~~Investments~~transactions permitted by Section 6.14(~~xi~~iii).

6.17 Amendments to Agreements. The Borrower will not, and will not permit any Subsidiary to amend ~~or~~, terminate or otherwise modify (x) its certificate of incorporation, by-laws or other organizational document or (y) the Specified Preferred Equity Agreement, in either case, in a manner that materially adversely affects the Lenders (it being understood and agreed that the consummation of any Division by a Credit Party materially adversely affects the Lenders).

6.18 Contingent Obligations. The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Contingent Obligation (including, without limitation, any Contingent Obligation with respect to the obligations of a Subsidiary), except (i) by endorsement of instruments for deposit or collection in the ordinary course of business and (ii) for the Guaranty or any guaranty entered into pursuant to Section 6.21 or permitted by Section 6.11.

6.19 Financial Contracts. The Borrower will not, nor will it permit any Subsidiary to,

enter into or remain liable upon any Financial Contract, except Rate Management Obligations not constituting Indebtedness.

6.20 Inconsistent Agreements. The Borrower shall not, and shall not permit any Subsidiary to, enter into any indenture, agreement, instrument (or amendment thereto) or other arrangement which (i) directly or indirectly prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence or repayment of the Obligations, the amendment of the Loan Documents, or the ability of any Material Domestic Subsidiary or Glacier Park, Inc. to pay dividends or make other distributions on its capital (except to the extent of existing contractual constraints of the Concession Agreement and renewals thereof) or (ii) contains any provision which would be violated or breached by the making of Credit Extensions or by the performance by the Borrower or any Subsidiary of any of its obligations under any Loan Document.

6.21 Subsidiary Guaranties and Personal Property Pledges. If any Person becomes or forms a Wholly-Owned Domestic Subsidiary or a Material NWO Domestic Subsidiary, in either case, the Borrower shall, within the timeframe set forth below, cause such Person to (i) execute and deliver to the Administrative Agent for the benefit of the Lenders a guaranty of the Obligations pursuant to a guaranty substantially similar to the Guaranty (or a joinder thereto) and (ii) pledge to the Administrative Agent for the benefit of the Lenders a first priority security interest in all personal property owned by such Person pursuant to a security agreement substantially similar to the Subsidiary Security Agreement (or a joinder thereto), all pursuant to documentation (including related certificates, opinions and financing statements) reasonably acceptable to the Administrative Agent; provided, that, if at any time any non-Wholly-Owned Domestic Subsidiaries (other than Glacier Park, Inc.) which are not party to the Guaranty or the Subsidiary Security Agreement ~~(other than Glacier Park, Inc.)~~ hold, on an aggregate basis, an amount (A) during the Covenant Waiver Period, in excess of 20% of Consolidated Total Assets of the Borrower and its Subsidiaries and (B) thereafter, in excess of the lesser of (x) ~~10~~20% of Consolidated Net Income or (y) ~~10~~20% of Consolidated Total Assets of the Borrower and its Subsidiaries, in the case of both clauses (~~x~~A) and (~~y~~B ) calculated as of the most recent fiscal quarter end for which financial statements are available, then one or more of such non-Wholly-Owned Domestic Subsidiaries shall promptly execute a guaranty substantially in the form of the Guaranty (or a joinder thereto) and a security agreement substantially in the form of the Subsidiary Security Agreement (or ~~joinders~~a joinder thereto) so that such threshold is no longer exceeded, all pursuant to documentation (including related certificates, opinions and financing statements) reasonably acceptable to the Agent. The Borrower shall notify the Administrative Agent and take the actions described in clauses (i) and (ii) above as promptly as possible after the date any Person becomes or forms a ~~Material~~Wholly-Owned Domestic Subsidiary or a Material ~~Foreign~~NWO Domestic Subsidiary (or any non-Wholly-Owned Subsidiaries that are not Guarantors exceed the applicable thresholds set forth in the proviso at the end of the preceding sentence) but in any event within thirty (30) days thereafter (or such greater number of days to which the Administrative Agent may agree). Notwithstanding the foregoing, if Glacier Park, Inc. shall be or become a ~~Material~~Wholly-Owned Domestic Subsidiary, the foregoing provisions shall not be applicable to it if, at such time, compliance by Glacier Park, Inc. with this Section 6.21 would result in a breach of then existing contractual obligations of Glacier Park, Inc. (with third parties that are not Affiliates) not undertaken in anticipation of its becoming a ~~Material~~Wholly-Owned Domestic Subsidiary. In addition, no Credit Party that is a limited liability company shall be permitted to consummate a Division without the prior written consent of Administrative Agent, and in the event that any Credit Party that is a limited liability company does Divide, any limited liability companies formed as a result of such Division shall be required to comply with the obligations set forth in this Section and Section 6.22 and the other further assurances obligations set forth in the Loan Documents and become a Guarantor under this Agreement and the other Loan Documents. This Section 6.21 is subject in all respects to Section 6.25.

6.22 Subsidiary Stock Pledge. If any Person becomes or forms a ~~Material~~ Domestic Subsidiary or a ~~Material~~ Foreign Subsidiary, in each case that is directly owned by a Credit Party, after the Effective Date (or any Credit Party acquires a Domestic Subsidiary or a Foreign Subsidiary after the Effective Date), in each case, other than Glacier Park, Inc., the Borrower shall, within the timeframe set forth below, (i) solely with respect to any Domestic Subsidiary or Foreign Subsidiary that is a non-Wholly-Owned Subsidiary on or prior to the Amendment No. 3 Effective Date, to the extent permitted by the organizational, shareholder or other similar agreements applicable to such Subsidiary and (ii) otherwise (including, for the avoidance of doubt, with respect to any non-Wholly-Owned Subsidiary acquired after the Amendment No. 3 Effective Date), in each case, pledge, or shall cause to be pledged, all of the Capital Stock thereof owned by the Borrower or any Guarantor pursuant to an amendment to the Security Agreement or the Subsidiary Security Agreement, as applicable, and other documentation (including related certificates, opinions and financing statements and in the case of the pledged Capital Stock of Foreign Subsidiaries owned by a Credit Party, any reasonably requested foreign law pledge agreements) in each case reasonably acceptable to the Administrative Agent; provided, that, if the pledge of 100% of the voting Capital Stock of any such Foreign Subsidiary could reasonably be expected to cause adverse tax consequences (other than de minimis adverse tax consequences) to the Borrower or such Foreign Subsidiary (as determined by the Borrower in consultation with the Administrative Agent), then only 65% of the outstanding voting Capital Stock (but 100% of the non-voting Capital Stock) of any such Foreign Subsidiary shall be required to be pledged pursuant hereto. The Borrower shall notify the Administrative Agent and take the actions described in the foregoing sentence as promptly as possible after the date any Person becomes or forms a ~~Material~~ Domestic Subsidiary or a ~~Material~~ Foreign Subsidiary, in each case that is directly owned by a Credit Party (or any Credit Party acquires a Domestic Subsidiary or a Foreign Subsidiary), but in any event within thirty (30) days thereafter (or such greater number of days to which the Administrative Agent may agree). This Section 6.22 is subject in all respects to Section 6.25.

6.23 Financial Covenants.

6.23.1 Interest Coverage Ratio. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters, for the then most recently ended four fiscal quarters of (i) Consolidated EBITDA to (ii) cash Consolidated Interest Expense, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be less than ~~3.00~~2.00 to 1.00 for any fiscal quarter ending on or after the earlier of (x) September 30, ~~2018 (other than with respect to the fiscal quarter ending June 30, 2020, which shall be exempt from such testing)~~2022 and (y) the date the Covenant Waiver Period ends.

6.23.2 Leverage Ratio. The Borrower will not permit the Leverage Ratio determined as of the end of each of its fiscal quarters to be greater than ~~3.50~~4.50 to 1.00 ~~at any time on or after September 30, 2018 (other than~~(or, with respect to ~~the~~any fiscal quarter ending ~~June 30, 2020, which shall be exempt from such testing); provided that solely with respect to the four fiscal quarters following any Acquisition permitted by this Agreement with an aggregate purchase price in excess~~on or after December 31, 2022, 4.00 to 1.00) at any time on or after the earlier of ~~$50,000,000 (a “Material Acquisition”), the Leverage Ratio determined as of the end of such four fiscal quarters shall not be greater than 4.00 to 1.00; provided, further, that if the Leverage Ratio has increased pursuant to the previous proviso, then there must exist at least one fiscal quarter without such an increase in effect prior to giving effect to any subsequent increase resulting from a Material Acquisition~~(x) September 30, 2022 and (y) the date the Covenant Waiver Period ends.

6.23.3 Minimum Liquidity. ~~The~~At any time during the Covenant Waiver Period, the Borrower will not permit Liquidity to be less than ~~$100,000,000 at~~ any time during the Covenant Waiver Periodthe Required Liquidity Amount as of the end of day of the last Business Day of each week (commencing with August 7, 2020); provided~~,~~ that, in connection with the foregoing and solely during the Covenant Waiver Period, on or prior to the second Business Day to occur after the end of each calendar month (commencing with ~~June~~September 2, 2020), the Borrower shall deliver a compliance certificate to the Administrative Agent, substantially in the form of Exhibit F, demonstrating Liquidity ~~for each~~as of the end of day of the last Business Day of each week during such month.

6.23.4 Equity Cure Right. Notwithstanding anything to the contrary contained in Articles VII or VIII, in the event any Default arises due to non-compliance with any covenant set forth in Section 6.23.1 or Section 6.23.2 (a “Financial Covenant Default”), any equity contribution (in the form of common equity or other equity (including preferred equity but excluding any Disqualified Capital Stock) having terms reasonably acceptable to the Administrative Agent) made to the Borrower after the last day of any fiscal quarter and on or prior to the day that is ten (10) Business Days after the day on which financial statements are required to be delivered for that fiscal quarter (the “Required Contribution Date”) will, at the request of the Borrower, be included in the calculation of Consolidated EBITDA solely for the purposes of determining compliance with such financial covenants at the end of such fiscal quarter and any subsequent period that includes such fiscal quarter (any such equity contribution, a “Specified Equity Contribution”); provided that (a) notice of the Borrower’s intent to make a Specified Equity Contribution shall be delivered no later than the day on which the financial statements are required to be delivered for the applicable fiscal quarter, (b) the amount of any Specified Equity Contribution and the use of proceeds therefrom will be no greater than the amount required to cause the Borrower to be in compliance with the financial covenants set forth in Section 6.23.1 and/or 6.23.2, as applicable, (c) all Specified Equity Contributions and the use of proceeds therefrom will be disregarded for all other purposes under the Credit Documents (including for cash netting purposes and for calculating Consolidated EBITDA for purposes of determining basket levels, pricing and other items governed by reference to Consolidated EBITDA) for such fiscal quarter and any subsequent period that includes such fiscal quarter, (d) there shall be no more than four Specified Equity Contributions made in the aggregate after the Amendment No. 3 Effective Date and (e) any Indebtedness repaid with the proceeds of Specified Equity Contributions shall be deemed outstanding for purposes of determining compliance with the covenants set forth in Section 6.23.1 or Section 6.23.2 for the fiscal quarter in which such Indebtedness is repaid. Upon actual receipt and designation of such Specified Equity Contribution, the applicable Financial Covenant Defaults shall be deemed cured hereunder without any other action required and the requirements of Section 6.23.1 and/or Section 6.23.2, as applicable, shall be deemed to have been satisfied as of the applicable date with the same effect as though there had been no Financial Covenant Default at such date or thereafter. Prior to or on the Required Contribution Date (solely to the extent the Borrower has the ability to cure a Financial Covenant Default pursuant to this Section 6.23.4), neither the Administrative Agent nor any Lender shall impose default interest, accelerate the Obligations or exercise any remedy against the Borrower, any other Credit Party or any Collateral solely on the basis of the Financial Covenant Default hereunder. Notwithstanding the foregoing, the Borrower shall not be permitted to make any Borrowing of Revolving Loans and no new Letters of Credit shall be issued until the Borrower has received the Specified Equity Contribution or all Defaults have been otherwise waived in accordance with the terms herein.

6.24 Deposit and Investment Accounts. On or before 120 days after the Amendment No. 3 Effective Date (or such later date agreed to by the Administrative Agent in its sole discretion), the Borrower and its Subsidiaries shall use commercially reasonable efforts to maintain all of their Material Accounts, other than Material Accounts located in jurisdictions where no Lender provides retail banking services, with Persons that are a Lender hereunder (or an Affiliate of a Lender).

6.25 Post-Amendment No. 3 Effective Date Conditions. On or before 30 days after the Amendment No. 3 Effective Date (or such later date agreed to by the Administrative Agent in its reasonable discretion), (a) to the extent the Borrower or the Guarantors have not previously delivered or taken the same to the Administrative Agent, the Borrower and the Guarantors shall (i) deliver the originals of all certificated Capital Stock constituting Collateral (including, without limitation, with respect to Capital Stock of a Subsidiary required to be pledged by pursuant to the Security Agreement or the Subsidiary Security Agreement, as applicable, after giving effect to Amendment No. 3), together with undated stock powers related thereto executed in blank and (ii) take such other actions as are required to comply with Sections 6.21 and 6.22 (including the joining to the Guaranty and the Subsidiary Security Agreement by any Wholly-Owned Domestic Subsidiary that was not required to be a Guarantor prior to the

Amendment No. 3 Effective Date) and (b) the Borrower and the Guarantors shall deliver to the Administrative Agent updated Exhibits to the Security Agreement and the Subsidiary Security Agreement that are, in each case, correct and complete as of the date of delivery thereof and in form and substance reasonably acceptable to the Administrative Agreement (it being understood and agreed that, upon delivery of such Exhibits in accordance with this clause (b), the Exhibits to the Security Agreement and the Exhibits to the Subsidiary Security Agreement shall in each case be automatically amended to replace the Exhibits attached thereto with the updated Exhibits delivered in connection herewith).

ARTICLE VII

DEFAULTS

The occurrence of any one or more of the following events shall constitute a Default:

7.1. Any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries to the Lenders or the Administrative Agent under or in connection with this Agreement, any Credit Extension, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be materially false on the date as of which made.

7.2. Nonpayment of principal of any Loan when due, nonpayment of any Reimbursement Obligation within one Business Day after the same becomes due, or nonpayment of interest upon any Loan or of any commitment fee, LC Fee or other obligations under any of the Loan Documents within five Business Days after the same becomes due.

7.3. The breach by the Borrower of any of the terms or provisions of (i) Section 6.2, 6.3, 6.4 or Sections 6.10 through ~~6.23~~6.25 inclusive or (ii) Section 6.1(x) which, solely with respect to this clause (ii), is not remedied or waived within two Business Days after the occurrence thereof.

7.4. The breach by the Borrower (other than a breach which constitutes a Default under another Section of this Article VII) of any of the terms or provisions of this Agreement which is not remedied within thirty days after written notice from the Administrative Agent or any Lender.

7.5. Failure of the Borrower or any of its Subsidiaries to pay when due any Material Indebtedness; or the default by the Borrower or any of its Subsidiaries in the performance (beyond the applicable grace period with respect thereto, if any) of any term, provision or condition contained in any Material Indebtedness Agreement, or any other event shall occur or condition exist, the effect of which default, event or condition is to cause, or to permit the holder(s) of such Material Indebtedness or the lender(s) under any Material Indebtedness Agreement to cause, such Material Indebtedness to become due prior to its stated maturity or any commitment to lend under any Material Indebtedness Agreement to be terminated prior to its stated expiration date; or any Material Indebtedness of the Borrower or any of its Subsidiaries shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof.

7.6. The Borrower or any of its Subsidiaries shall (except in each case with respect to the Blitz Liquidation to the extent expressly permitted by Section 6.13(vi)) (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) (x) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, ~~or~~(y) seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or (z) fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate or partnership action to authorize or effect any of the foregoing actions set forth in this Section 7.6, ~~or~~ (vi) fail to contest in good faith any appointment or proceeding described in Section 7.7~~,~~ or (vii) ~~the Borrower or any of its Subsidiaries shall~~ not pay, or admit in writing its inability to pay, its debts generally as they become due.

7.7. ~~Without~~Except in each case with respect to the Blitz Liquidation to the extent expressly permitted by Section 6.13(vi), without the application, approval or consent of the Borrower or any of its Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any of its Subsidiaries or any Substantial Portion of its Property, or a proceeding described in Section 7.6(iv) shall be instituted against the Borrower or any of its Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 60 consecutive days.

7.8. Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of, all or any portion of the Property of the Borrower and its Subsidiaries which, when taken together with all other Property of the Borrower and its Subsidiaries so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such action occurs, constitutes a Substantial Portion.

7.9. The Borrower or any of its Subsidiaries shall fail within 30 days to pay, bond or otherwise discharge one or more (i) judgments or orders for the payment of money in excess of $20,000,000 (or the equivalent thereof in currencies other than U.S. Dollars) in the aggregate, provided, however, that any such judgment or order shall not give rise to a Default under this Section 7.9(i) if and for so long as the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering the full payment thereof; or (ii) nonmonetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgment(s), in any such case, is/are not stayed on appeal or otherwise being appropriately contested in good faith.

7.10. Either (i) the Unfunded Liabilities of all Single Employer Plans shall exceed in the aggregate $15,000,000 or (ii) any Reportable Event, a failure to make required contributions with respect to a Plan or Multiemployer Plan, or the initiation of the termination of a Plan shall occur in connection with any Single Employer Plan or Multiemployer Plan and would reasonably be expected to either have a Material Adverse Effect or result in the imposition of a Lien. The Borrower or any of the members of its Controlled Group incurs Withdrawal Liability contained in the fee letter described in Section 10.9 which shall survive and remain in full force and effect during the term of this Agreement.

9.5 Several Obligations; Benefits of this Agreement. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or Administrative Agent of any other (except to the extent to which the Administrative Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns, provided, however, that the parties hereto expressly agree that the Arranger shall enjoy the benefits of the provisions of Sections 9.6 and 9.10 to the extent specifically set forth therein and shall have the right to enforce such provisions on its own behalf and in its own name to the same extent as if it were a party to this Agreement.

9.6 Expenses; Indemnification. (i) The Borrower shall reimburse the Administrative Agent and the Arranger for any reasonable costs, internal charges and out-of-pocket expenses (including (x) attorneys’ fees and time charges of attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent and (y) any reasonable and documented out-of-pocket fees and expenses incurred in connection with the retention of a financial advisor by or on behalf of the Administrative Agent and/or the Lenders with the prior written consent of the Borrower (not to be unreasonably withheld)) paid or incurred by the Administrative Agent or the Arranger in connection with the preparation, negotiation, execution, delivery, syndication, distribution (including, without limitation, via the internet), review, amendment (proposed or actual), modification, and administration of the Loan Documents. The Borrower also agrees to reimburse the Administrative Agent, the Arranger, the LC Issuer and the Lenders for any reasonable costs, internal charges and out-of-pocket expenses (including (x) attorneys’ fees and time charges of attorneys for the Administrative Agent, the Arranger and the Lenders, which attorneys may be employees of the Administrative Agent, the Arranger, the LC Issuer or the Lenders and (y) any reasonable and documented out-of-pocket fees and expenses incurred in connection with the retention of a financial advisor by or on behalf of the Administrative Agent and/or the Lenders with the prior written consent of the Borrower (not to be unreasonably withheld)) paid or incurred by the Administrative Agent, the Arranger, the LC Issuer or any Lender in connection with the collection under and enforcement of the Loan Documents.

(ii) The Borrower hereby further agrees to indemnify the Administrative Agent, the Arranger, each Lender, their respective affiliates, and each of their directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Administrative Agent, the Arranger, any Lender or any affiliate is a party thereto) which any of them may pay or incur arising out of or relating to (i) the execution or delivery of this Agreement, the other Loan Documents, the transactions contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, (ii) the direct or indirect application or proposed application of the proceeds of any Credit Extension hereunder or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not such claim, litigation, investigation or proceeding is brought by the Borrower or any other Credit Party or their respective equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any indemnitee is a party thereto; provided that such indemnity shall not, as to any ~~Indemnity~~Person , be available to the extent that they are determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the party seeking indemnification. The obligations of the Borrower under this Section 9.6 shall survive the termination of this Agreement. To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Section 9.6 may be unenforceable in whole or in part because they are violative of any law or public policy, the Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by the indemnitees or any of them. This Section 9.6(ii) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim.

(iii) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent, the LC Issuer or the Swingline Lender under subsection (i) or (ii) of this Section, each Lender severally agrees to pay to the Administrative Agent, the LC Issuer or the Swingline Lender, as the case may be, such Lender’s pro rata share (determined (A) relative to outstanding Revolving Commitment amounts (or if the Aggregate Revolving Commitment has terminated, relative to Outstanding Revolving Credit Exposures~~)~~) and (B) as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the LC Issuer or the Swingline Lenders in their capacity as such.

9.7 Numbers of Documents. All statements, notices, closing documents, and requests hereunder shall be furnished to the Administrative Agent with sufficient counterparts so that the Administrative Agent may furnish one to each of the Lenders.

9.8 Accounting. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP in a manner consistent with that used in preparing the financial statements referred to in Section 5.4, except that any calculation or determination which is to be made on a consolidated basis shall be made for the Borrower and all of its Subsidiaries, including those Subsidiaries, if any, which are unconsolidated on the Borrower’s audited financial statements. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and the Borrower, the Administrative Agent or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Credit Parties shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders), provided that, until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and the Borrower shall provide to the Administrative Agent and the Lenders reconciliation statements showing the difference in such calculation, together with the delivery of monthly, quarterly and annual financial statements required hereunder. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, (i) without giving effect to any election under Accounting Standards Codification 825 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification or update having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value”, as defined therein, (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or update having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described in such provision, and such Indebtedness shall at all times be valued at the full stated principal amount thereof and (iii) in a manner such that any obligations relating to a lease that, in accordance with GAAP as in effect on the Effective Date, would be accounted for by the Borrower as an ~~operating lease~~Operating Lease shall be accounted for as obligations relating to an ~~operating lease~~Operating Lease and not as obligations relating to a Capitalized Lease (and shall not constitute Indebtedness hereunder).

9.9 Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

9.10 Nonliability of Lenders.

(a) The relationship between the Borrower on the one hand and the Lenders, the LC Issuer and the Administrative Agent on the other hand shall be solely that of borrower and lender. Neither the Administrative Agent, the Arranger, the LC Issuer nor any Lender shall have any fiduciary responsibilities to the Borrower. Neither the Administrative Agent, the Arranger nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower’s business or operations. The Borrower agrees that neither the Administrative Agent, the Arranger, the LC Issuer nor any Lender shall have liability to the Borrower (whether sounding in tort, contract or otherwise) for losses suffered by the Borrower in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. Neither the Administrative Agent, the Arranger, the LC Issuer nor any Lender shall have any liability with respect to, and the Borrower hereby waives, releases and agrees not to sue for, any special, indirect, consequential or punitive damages suffered by the Borrower in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

(b) The Borrower further acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that some or all of the Lenders, together with their respective Affiliates, are full service securities or banking firms engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Lender may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the Borrower and other companies with which the Borrower may have commercial or other Borrower, the Administrative Agent and the Arranger pursuant to that certain fee letter agreement dated September 21, 2018, or as otherwise agreed from time to time.

10.10 Execution of Collateral Documents. The Lenders hereby empower and authorize the Administrative Agent to execute and deliver to the Borrower on their behalf the Collateral Documents and all related financing statements and any financing statements, agreements, documents or instruments as shall be necessary or appropriate to effect the purposes of the Collateral Documents.

10.11 Collateral Releases. The Lenders hereby empower and authorize the Administrative Agent to execute and deliver to the Borrower on their behalf any agreements, documents or instruments as shall be necessary or appropriate to effect any releases of Collateral which shall be permitted by the terms hereof or of any other Loan Document or which shall otherwise have been approved by the Required Lenders (or, if required by the terms of Section 8.2, all of the Lenders) in writing. Without limiting the foregoing, if any Collateral or any Subsidiary is sold in a transaction permitted hereunder (other than to the Borrower or to a Subsidiary thereof), (i) such Collateral shall be sold free and clear of the Liens created by the Collateral Documents and (ii) in the case of the sale of all of the Capital Stock of a Guarantor, such Guarantor and its subsidiaries shall be released from the Guaranty and the Collateral Documents to which it is a party and, in each case, the Administrative Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this ~~Section~~Article 10.

10.12 Certain ERISA Matters.

(i) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that at least one of the following is and will be true:

(A)	such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,

(B)

~~(ii)~~ the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the obligations),

(D)

the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(E)

~~(v)~~ no fee or other compensation is being paid directly to the Administrative Agent, or any Arranger or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.

(iii) The Administrative Agent, and each Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

ARTICLE XI

SETOFF; RATABLE PAYMENTS

11.1 Setoff. If a Default shall have occurred and be continuing, each Lender, each LC Issuer, and each of ~~its~~their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to ~~set off~~setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any ~~times~~time held, and other obligations at any time owing, by such Lender, such LC Issuer or any such Affiliate, to or for the credit or the account of the Borrower against any ~~of~~ and all of the obligations of the Borrower now or hereafter existing under this Agreement ~~held by~~or any other Loan Document to such Lender or ~~Affiliate~~such LC Issuer or their respective Affiliates, irrespective of whether or not such Lender, LC Issuer or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch office or Affiliate of such Lender or such LC Issuer different from the branch office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so setoff shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.22 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the LC Issuers, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, each LC Issuer and their respective Affiliates under this Section ~~11.1~~ are in addition to other rights and remedies (including other rights of setoff) ~~which~~that such Lender, such LC Issuer or their respective Affiliates may have. Each Lender and LC Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

11.2 Ratable Payments. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in disbursements under Facility LCs or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in disbursements under Facility LCs and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in disbursements under Facility LCs and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in disbursements under Facility LCs and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in disbursements under Facility LCs to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply).

ARTICLE XII

BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

12.1 Successors and Assigns. (i) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the LC Issuer that issues any Facility LC), except that (A) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (B) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any

Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the LC Issuer that issues any Facility LC), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the LC Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(ii) (A) Subject to the conditions set forth in paragraph (ii)(B) below, any Lender may assign to one or more Persons (other than an Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s), participations in Facility LCs and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

(1)

the Borrower, provided that, the Borrower shall be deemed to have consented to an assignment unless it shall have objected thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; provided further that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if a Default has occurred and is continuing, any other assignee;

(2)

the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of any Revolving Commitment to an assignee that is a Lender (other than a Defaulting Lender) with a Revolving Commitment immediately prior to giving effect to such assignment;

(3)	the LC Issuer; and

(4)	the Swingline Lender.

(B)	Assignments shall be subject to the following additional conditions:

(1)

except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if ~~an Event of~~a Default has occurred and is continuing;

(2)

each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans;

(3)

the parties to each assignment shall execute and deliver to the Administrative Agent (x) an Assignment and Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants~~)~~, together with a processing and recordation fee of $3,500; and

(4)

the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more “Credit Contacts” to whom all syndicate-level information (which may contain material non-public information about the Borrower and its Affiliates, the Credit Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws.

For the purposes of this Section 12.1(ii), the terms “Approved Fund” and “Ineligible Institution” have the following meanings:

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (1) a Lender, (2) an Affiliate of a Lender or (3) an entity or an Affiliate of an entity that administers or manages a Lender.

“Ineligible Institution” means (i) a natural person, (ii) a Defaulting Lender or its Lender Parent, (iii) the Borrower or any of its Affiliates, or (iv) a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof; provided that, such holding company, investment vehicle or trust shall not constitute an Ineligible Institution if it (x) has not been established for the primary purpose of acquiring any Loans or Commitments, (y) is managed by a professional advisor, who is not such natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans, and (z) has assets greater than $25,000,000 and a significant part of its activities consist of making or purchasing commercial loans and similar extensions of credit in the ordinary course of its business.

(C)

Subject to acceptance and recording thereof pursuant to paragraph (ii)(D) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.1, 3.3, 3.4, and 9.6). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.1 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (iii) of this Section.

(D)

The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount (and stated interest) of the Loans and disbursements under Facility LCs owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the LC Issuer and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the LC Issuer and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(E)

Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Lender and an assignee or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants~~)~~, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (ii) of this Section and any written consent to such assignment required by paragraph (ii) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section ~~2.5.4~~2.5.3, 2.19, 2.20.2, 2.20.5, or 9.8(iii), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(iii) Any Lender may, without the consent of the Borrower, the Administrative Agent, the LC Issuer or the Swingline Lender, sell participations to one or more banks or other entities (a “Participant”), other than an Ineligible Institution, in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (1) such Lender’s obligations under this Agreement shall remain unchanged; (2) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (3) the Borrower, the Administrative Agent, the LC Issuer and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described Section 8.2(i) through (viii) that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.1, 3.3, and 3.4 (subject to the requirements and limitations therein, including the requirements under Section 3.4(vi) (it being understood that the documentation required under Section 3.4(vi) shall be delivered to the participating Lender and the information and documentation required under 3.4(vi) will be delivered to the Borrower and the Administrative Agent)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (ii) of this Section; provided that such Participant (1) agrees to be subject to the provisions of Section 11.2 as if it were an assignee under paragraph (ii) of this Section; and (2) shall not be entitled to receive any greater payment under Sections 3.1 or 3.3, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.21 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.1 as though it were a Lender; provided such Participant agrees to be subject to Section 11.2 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Facility LCs or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Facility LC or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(iv) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

12.2 Dissemination of Information. The Borrower authorizes each Lender to disclose to any Participant or ~~Purchaser~~assignee or any other Person acquiring an interest in the Loan Documents by operation of law (each a “Transferee”) and any prospective Transferee any and all information in such Lender’s possession concerning the creditworthiness of the Borrower and its Subsidiaries; provided that each Transferee and prospective Transferee agrees to be bound by Section 9.11 of this Agreement.

ARTICLE XIII

NOTICES

13.1 Notices; Electronic Communication. (i) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (ii) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows:

(A)	if to the Borrower, at its address or telecopier number set forth on the signature page hereof;

(B)

if to the Administrative Agent or Swingline Lender, at its address or telecopier number set forth on the signature page hereof, except that notices for any Advance denominated in a Foreign Currency shall be sent to:

JPMorgan Chase Bank, N.A.

~~C/O Corina C Ramos~~

10 South Dearborn, Floor L2S Chicago, IL 60603-2300

T.: 844-490-5663

Email: jpm.agency.cri@jpmorgan.com;

(C)	if to the LC Issuer, at its address or telecopier number set forth on the signature page hereof;

(D)	if to a Lender, to it at its address (or telecopier number) set forth in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through Electronic Systems to the extent provided in paragraph (ii) below, shall be effective as provided in said paragraph (ii).

(ii) Electronic Communications. Notices and other communications to the Lenders may be delivered or furnished by Electronic Systems pursuant to procedures approved by the Administrative Agent or as otherwise determined by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II, unless otherwise agreed between the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its respective discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures

[signature pages ~~follow~~intentionally omitted]

~~IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.~~

~~VIAD CORP~~

~~By:~~

~~Name: Ellen M. Ingersoll~~

~~Title: Chief Financial Officer~~

~~By:~~

~~Name: Elyse A. Newman~~

~~Title: Treasurer~~

            ~~1850 N. Central Ave., Suite 1900~~

            ~~Phoenix, AZ 85004-4565~~

            ~~Attention: Treasurer’s Department~~

                         ~~Telephone: 602-207-1032~~

                         ~~Fax: 602-207-2633~~

                         ~~Email: enewman@viad.com~~

~~[Signature Page to Viad Amended and Restated Credit Agreement]~~

~~JPMORGAN CHASE BANK, N.A.,~~

~~as Lender and as Administrative Agent~~

~~By:~~

~~Name: Laura Woodward~~

~~Title: Vice President~~

            ~~200 E. Basse Road~~

            ~~Suite 101~~

            ~~San Antonio, TX 78209~~

                    ~~Telephone: 713-216-4943~~

                    ~~Fax: 713-216-6710~~

                    ~~Email: laura.s.woodward@jpmorgan.com~~

~~[Signature Page to Viad Amended and Restated Credit Agreement]~~

~~[LENDER]~~

~~By:~~

~~Its:~~

~~[Signature Page to Viad Amended and Restated Credit Agreement]~~

PRICING SCHEDULE

(a)	As of the Amendment No. 2 Effective Date and continuing at all times during the Covenant Waiver Period:

APPLICABLE MARGIN
Eurocurrency Rate	3.50%
Floating Rate	2.50%

APPLICABLE FEE RATE
Letter of Credit Fee	3.50%
Commitment Fee	0.50%

(b)	Thereafter:

APPLICABLE MARGIN	LEVEL I STATUS		LEVEL II STATUS		LEVEL III STATUS		LEVEL IV STATUS	LEVEL V STATUS	LEVEL VI STATUS
Eurocurrency Rate	~~1.25~~	%	~~1.50~~	%	1.75%	2.00%	2.25%	2.50%	2.75%	3.00%
Floating Rate	~~.25~~	%	~~.50~~	%	~~.75%~~0.75%	1.00%	1.25%	1.50%	1.75%	2.00%

APPLICABL E FEE RATE	LEVEL I STATUS		LEVEL II STATUS		LEVEL III STATUS		LEVEL IV STATUS	LEVEL V STATUS	LEVEL VI STATUS
Letter of Credit Fee	~~1.25~~	%	~~1.50~~	%	1.75%	2.00%	2.25%	2.50%	2.75%	3.00%
Commitment Fee	~~0.20~~	%	0.25%		0.30%	0.35%	0.40%	0.45%	0.50%

For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

“Financials” means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.1(i) or (ii)(A).

~~[Signature Page to Viad Amended and Restated Credit Agreement]~~

COMMITMENT SCHEDULE

Lender	Revolving Commitment
JPMorgan Chase Bank, N.A.*	$65,000,000
Bank of America, N.A.*	$52,000,000
BMO Harris Bank N.A.*	$52,000,000
KeyBank National Association*	$52,000,000
U.S. Bank National Association*	$52,000,000
Wells Fargo Bank, N.A.*	$52,000,000
SunTrust Bank	$45,000,000
Bank of the West*	$45,000,000
BOKF, NA d/b/a Bank of Arizona	$35,000,000

Total	$450,000,000.00

*	Indicates Existing Lenders.

EXHIBIT B

LIQUIDITY COMPLIANCE CERTIFICATE

(ATTACHED)

EXHIBIT F

FORM OF LIQUIDITY COMPLIANCE CERTIFICATE

To: The Lenders party to the

Credit Agreement Described Below

This Liquidity Compliance Certificate is furnished pursuant to that certain Second Amended and Restated Credit Agreement dated as of October 24, 2018 (as amended, modified, renewed or extended from time to time, the “Agreement”) among Viad Corp, a Delaware corporation (the “Borrower”), the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders. Unless otherwise defined herein, capitalized terms used in this Liquidity Compliance Certificate have the meanings ascribed thereto in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

•	I am the duly elected of the Borrower.

•	Liquidity [was] [was not] less than the Required Liquidity Amount as of the end of day of the last Business Day of each week during the calendar month ended , 202_ (the “Applicable Period”).

•

Schedule I attached hereto sets forth computations evidencing [compliance] [non-compliance] with the minimum Liquidity covenant set forth in Section 6.23.3 of the Agreement as of the end of day of the last Business Day of each week during the Applicable Period, all of which computations are true, complete and correct.

[Signature Page Follows]

The foregoing certifications, together with the computations set forth in Schedule I hereto, are made and delivered this              day of             , 202_.

VIAD CORP

By:

Its:

Name:

By:

Its:

Name:

Schedule I

Liquidity Report

[See attached]

Exhibit 99.1

NEWS FOR IMMEDIATE RELEASE

Viad Corp Secures Additional Capital of up to $180 Million and Amends Credit Facility for Enhanced Financial Flexibility

∙Commitment secured from Crestview Partners through private placement of perpetual convertible preferred stock

∙ Credit facility amended to provide financial covenant relief until September 30, 2022

PHOENIX, August 5, 2020 — Viad Corp (NYSE: VVI) today reported that it has closed on an agreement with funds managed by private equity firm Crestview Partners for the private placement of up to $180 million of preferred stock, and an agreement with its lender group to enhance the Company's financial flexibility for the next eight fiscal quarters.

"Since the global COVID-19 pandemic began, we have taken proactive measures to ensure that Viad is sufficiently capitalized to withstand this downturn and emerge in a position of strength, with Pursuit poised to continue on its pre-COVID growth trajectory," commented Steve Moster, president and chief executive officer. "I am happy to report that we have secured additional capital of up to $180 million from Crestview and longer-term financial covenant relief on our existing credit facility until the end of the third quarter of 2022."

Moster continued, "We believe that the investment from Crestview and amended credit facility provide us with ample financial flexibility and strength to not only endure what may be a slow recovery within the event industry and a gradual return to normal levels of leisure travel, but also to capitalize on growth opportunities in the global travel and hospitality market through Pursuit's Refresh, Build, Buy strategy."

Crestview Partners has made an initial investment of $135 million in newly-issued perpetual convertible preferred stock that carries a 5.5% dividend, which is payable in cash or in"kind at the Company's option. The preferred stock is convertible into shares of Viad common stock at a conversion price of $21.25 per share, representing a premium of 42% to Viad's ten"trading day volume"weighted average price. The agreement also includes a delayed draw commitment of up to $45 million that Viad may access during the next 12 months at the same terms as the initial investment.

On an as-converted basis, Crestview owns approximately 23.7% of the pro forma common shares outstanding with its initial investment of $135 million. In connection with Crestview's investment, Crestview Partner and Head of Media, Brian Cassidy and Crestview Operating Executive, Kevin Rabbitt have joined Viad's Board of Directors, increasing the size of the board from seven to nine members.

Moster said, "Crestview is a valuable strategic partner for us, possessing strong industry knowledge and operating experience on both sides of our business. I look forward to working with Brian and Kevin and

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the rest of the Board as we re-configure GES to be a leaner and more profitable business and continue to pursue new growth opportunities at Pursuit. We remain committed to closely managing cash flows and our businesses to maximize value for all shareholders."

Brian Cassidy from Crestview commented, "We are impressed by the leadership positions and competitive advantages of Viad's businesses and the management teams running them led by Steve Moster and David Barry, particularly during this very difficult period. Pursuit is on an exciting and accretive growth trajectory and has a clear path to global leadership in a growing market with high barriers to entry. GES is well positioned to take advantage of its leading position as in-person events return, to emerge as a more focused, and stronger platform for sustained growth and high free cash flow generation. Crestview's investment in Viad underscores our confidence in the long-term value inherent in businesses that leverage the enduring allure of unique travel experiences and the power of face-to-face events, and we look forward to being partners with management and the company for years to come."

The proceeds from Crestview's initial investment will be used to repay a portion of Viad's revolver borrowings, provide additional short-term liquidity, fund capital expenditures, and support general corporate purposes. On a pro forma basis, Viad's liquidity position at June 30, 2020 would have been approximately $340 million when factoring in the total $180 million investment commitment from Crestview and $17 million of proceeds received in July from the sale of a GES warehouse less fees and expenses related to the equity raise and credit facility amendment.

The terms of Viad's amended revolving credit facility provide for the waiver of existing leverage ratio and interest coverage tests until the third quarter of 2022. During the covenant waiver period, the Company is required to maintain minimum liquidity of $125 million with a step down to $100 million at December 31, 2020, the interest rate on borrowings under the revolver is equal to LIBOR plus 350 basis points, and Viad will be precluded from paying cash dividends. Additionally, a LIBOR floor of one percent will apply for the duration of the credit agreement. The amended credit agreement also allows Viad to make acquisitions under certain conditions.

The Company has filed a Form 8-K with the Securities and Exchange Commission containing additional information regarding the terms of the convertible preferred stock and related agreements, as well as the credit facility amendment. Although not required for the initial investment of $135 million made by Crestview, the Company will seek shareholder approval for the additional $45 million delayed draw commitment and certain other technical terms of the convertible preferred stock under applicable New York Stock Exchange rules. The Company's ability to access the additional $45 million delayed draw commitment is subject to, among other customary conditions, the receipt of Viad shareholder approval if necessary under applicable New York Stock Exchange rules.

Viad was represented in the transaction by Moelis & Company LLC as placement agent and Latham & Watkins LLP as legal advisor. Crestview was represented by Jefferies Group LLC and Paul, Weiss, Rifkind, Wharton & Garrison LLP served as legal advisor.

Conference Call Details

Viad will host a conference call on Thursday, August 6, 2020, at 9:00 a.m. (Eastern Time) to review actions taken to bolster liquidity and financial flexibility, discuss second quarter 2020 results, and provide updates regarding the business. To join the live teleconference, please call (833) 513-0557 and enter the passcode 5064298 or access the webcast through our website. A replay will be available for a limited time at (800) 585-8367 or (416) 621-4642 and enter the passcode 5064298 or visit our website and link to a replay of the webcast.

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About Viad

Viad (NYSE: VVI) generates revenue and shareholder value through two businesses: Pursuit and GES. Pursuit is a collection of inspiring and unforgettable travel experiences in Alaska, Montana, the Canadian Rockies, Vancouver, and Reykjavik, as well as new experiences in development in Las Vegas and Toronto. Pursuit's collection includes attractions, lodges and hotels, and sightseeing tours that connect guests with iconic places. GES is a global, full-service live events company offering a comprehensive range of services to the world's leading brands and event organizers. Our business strategy focuses on providing superior experiential services to our customers and sustainable returns on invested capital to our shareholders. Viad is an S&P SmallCap 600 company. For more information, visit www.viad.com.

About Crestview Partners

Founded in 2004, Crestview Partners is a New York-based private equity firm focused on the middle market. Crestview manages funds with over $9 billion of aggregate capital commitments. The firm is led by a group of partners who have complementary experience and distinguished backgrounds in private equity, finance, operations and management. Crestview has senior investment professionals focused on sourcing and managing investments in each of the specialty areas of the firm: media, industrials and financial services. For more information: www.crestview.com.

Forward-Looking Statements

This press release contains a number of forward"looking statements. Words, and variations of words, such as "will," "may," "expect," "would," "could," "might," "intend," "plan," "believe," "estimate," "anticipate," "deliver," "seek," "aim," "potential," "target," "outlook," and similar expressions are intended to identify our forward"looking statements. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. These forward"looking statements are not historical facts and are subject to a host of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those in the forward"looking statements.

Important factors that could cause actual results to differ materially from those described in our forward" looking statements include, but are not limited to, the following:

∙the impact of the COVID-19 pandemic on our financial condition, liquidity, and cash flow;

∙the extent to which the COVID-19 pandemic will affect our ongoing business and the duration of those effects;

∙our ability to obtain shareholder approval of, and satisfy other conditions to, the delayed draw commitment, if applicable;

∙our ability to successfully integrate and achieve established financial and strategic goals from acquisitions;

∙general economic uncertainty in key global markets and a worsening of global economic conditions;

∙our dependence on large exhibition event clients;

∙the importance of key members of our account teams to our business relationships;

∙the competitive nature of the industries in which we operate;

∙travel industry disruptions;

∙unanticipated delays and cost overruns of our capital projects, and our ability to achieve established financial and strategic goals for such projects;

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∙seasonality of our businesses;

∙transportation disruptions and increases in transportation costs;

∙natural disasters, weather conditions, and other catastrophic events;

∙our multi-employer pension plan funding obligations;

∙our exposure to labor cost increases and work stoppages related to unionized employees;

∙liabilities relating to prior and discontinued operations;

∙adverse effects of show rotation on our periodic results and operating margins;

∙our exposure to currency exchange rate fluctuations;

∙our exposure to cybersecurity attacks and threats;

∙compliance with laws governing the storage, collection, handling, and transfer of personal data and our exposure to legal claims and fines for data breaches or improper handling of such data;

∙the effects of the United Kingdom's exit from the European Union; and

∙changes affecting the London Inter-bank Offered Rate.

For a more complete discussion of the risks and uncertainties that may affect our business or financial results, please see Item 1A, "Risk Factors," of our most recent annual report on Form 10-K filed with the SEC and Item 1A, "Risk Factors," of our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this press release except as required by applicable law or regulation.

Additional Information and Where to Find It:

This communication relates to, among other things, the proposed transaction issuance of preferred stock by the Company pursuant to the definitive documents, which provides that the Company shall use reasonable best efforts to call and hold a special meeting of the stockholders of the Company, as promptly as reasonably practicable following the date hereof, to seek stockholder approval. In connection with the proposed transaction special meeting of stockholders to seek stockholder approval, the Company will file relevant materials with the Securities Exchange Commission, including the Company's proxy statement on Schedule 14A (the "Proxy Statement"). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the Securities Exchange Commission or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SECURITIES EXCHANGE COMMISSION, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the Securities Exchange Commission's website, http://www.sec.gov, and the Company's website, www.Viad.com. In addition, the documents (when available) may be obtained free of charge by directing a request to ir@viad.com.

Participants in the Solicitation:

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company's stockholders in respect of the special meeting of stockholders. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company's 2020 annual meeting of stockholders, which was filed with the Securities Exchange Commission on April 3, 2020, and in other documents filed by the Company, including on behalf of such individuals, with the Securities Exchange Commission. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the Securities Exchange Commission in respect of the proposed transaction when they become available.

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 Contact

 Carrie Long

 Investor Relations

 (602) 207-2681

ir@viad.com